PILGRIM (R)
---------------------------
FUNDS FOR SERIOUS INVESTORS


                                                                   Annual Report

                                                       Classes: A, B, C, M and T
                                                                   June 30, 2000

                                                               U.S. EQUITY FUNDS
                                                                Pilgrim MagnaCap
                                                        Pilgrim LargeCap Leaders
                                                         Pilgrim LargeCap Growth
                                                            Pilgrim MidCap Value
                                                           Pilgrim MidCap Growth
                                                         Pilgrim SmallCap Growth
                                                         Pilgrim Bank and Thrift

                                                      INTERNATIONAL EQUITY FUNDS
                                                        Pilgrim Worldwide Growth
                                               Pilgrim International Core Growth
                                           Pilgrim International SmallCap Growth
                                                      Pilgrim Emerging Countries
                                                     Pilgrim Asia-Pacific Equity

                                                                    INCOME FUNDS
                                            Pilgrim Government Securities Income
                                                        Pilgrim Strategic Income

                                                              Pilgrim High Yield
                                                           Pilgrim High Yield II
                                                            Pilgrim Money Market

                                                           EQUITY & INCOME FUNDS
                                                                Pilgrim Balanced
                                                             Pilgrim Convertible

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Pilgrim
Funds
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Chairman's Message ........................................................    1

Portfolio Managers' Reports:

  U.S. Equity Funds .......................................................    2

  International Equity Funds ..............................................   16

  Income Funds ............................................................   26

  Equity & Income Funds ...................................................   36

Index Descriptions ........................................................   40


Report of Independent Auditors ............................................   43

Statements of Assets and Liabilities ......................................   44

Statements of Operations ..................................................   52

Statements of Changes in Net Assets .......................................   56

Financial Highlights ......................................................   66

Notes to Financial Statements .............................................   85

Portfolios of Investments .................................................  109

Shareholder Meetings ......................................................  153

Tax Information ...........................................................  154

Primary Institutional Fund ................................................  156

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Pilgrim
Funds
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                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present the Annual Report for the Pilgrim Funds. On October 29, 1999 Reliastar Financial Corporation acquired Pilgrim Investments, Inc.

Our fund family now has 41 funds of varying types which provide more core investment choices for the serious investor. There are seven U.S. Equity Funds, five International Equity Funds, five Income Funds and two Equity & Income Funds which are included in this Annual Report. MagnaCap, LargeCap Leaders, MidCap Value, MidCap Growth, SmallCap Growth, MidCap Value, Bank and Thrift, Government Securities Income, Strategic Income, High Yield, High Yield II and Balanced Funds are all managed by seasoned investment professionals at Pilgrim Investments, Inc. Money Market Fund solely invests all of its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust. On July 31, 2000, Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Convertible fund, LargeCap Growth Fund, Worldwide Growth Fund, International Core Growth Fund and Emerging Countries Fund effective September 30, 2000. Beginning October 1, 2000, Pilgrim Investments, Inc. will advise the Funds directly. International SmallCap Growth Fund continues to be managed by Nicholas-Applegate Capital Management. Asia-Pacific Equity Fund is advised by HSBC Asset Management Americas, Inc. and HSBC Asset Management Hong Kong Limited. Both of these private money managers typically manage portfolios primarily for high net worth individuals and institutional investors. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)


                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings
                                        Chairman and Chief Executive Officer
                                        Pilgrim Group, Inc.
                                        July 31, 2000

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM MAGNACAP FUND                                           Manager's Report
--------------------------------------------------------------------------------

Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The MagnaCap Fund (the "Fund" or "MagnaCap") seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

* A company must have paid or had the financial capability from its operations to have paid a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: Stocks finished the second quarter with losses in all the major indexes. The S&P 500 Index finished the second quarter down 2.9%, while the Dow Jones Industrial Average lost 4.3%. After reaching a record on March 10 of 5,049, the Nasdaq Composite Index fell 37% to 3,165 on May 23. Ultimately, the technology-heavy composite finished at 3,966, down 607, or 13.3%, for the second quarter. The index had a particularly strong June, increasing 16.6% -- the fifth best month in the Nasdaq' history. Leading the way higher in the broader market in the second quarter were drug stocks, and consumer and food stocks. Merger agreements struck by Bestfoods and Nabisco helped bolster the whole food sector. The vastly different picture on the technology side of the market also encompassed telecommunications stocks, with AT&T, Ericsson and Motorola coming in as some of the biggest decliners. The market focused on earnings. One of the biggest drivers of the stock market has been corporate earnings preannouncements. Surprises on the profit front have roiled whole sectors of the stock market. On June 28 the Federal Reserve Bank decided to hold the line on interest rates, choosing to pause after raising them six times since last June. The central bank's decision came amid signs the U.S. economy is slowing. As a result, the federal funds rate remained at 6.5%, the highest level in nine years. Over the last year, the Federal Reserve Bank has been boosting interest rates in an effort to slow the economy and keep inflation from escalating. They are seeking to achieve a "soft landing" in which growth slows enough to keep inflation under control but not so much that it threatens the country's record
9.5 year economic expansion.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, declined 0.36%, compared to the Standard & Poor's 500 index, which gained 7.24% for the same period.

Portfolio Specifics: We believe that the Fund's past success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select the 60 to 80 equities which we believe will be most likely to exhibit a high degree of performance. Among the top performing holdings were Altera (semiconductors), Intel (semiconductors), Alliance Capital Management (financial services), Hewlett-Packard (computers), and Disney (entertainment). At the end of June 2000, the top industry groups were diversified manufacturing, medical products, intergrated oil, telephone, and computers. The top stock holdings were AFLAC, Johnson & Johnson, McDonalds, General Electric and Tellabs.

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. The bull market in U.S. stocks is in its ninth year. It has been firmly based on extraordinary changes in the economy that have given us the longest economic expansion in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. This includes a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred widespread productivity gains, which offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 2000 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

Portfolio
Manager's Report                                           PILGRIM MAGNACAP FUND
--------------------------------------------------------------------------------

                                 6/30/90   6/91     6/92     6/93     6/94     6/95     6/96     6/97    6/98     6/99    6/30/00
                                 -------   ----     ----     ----     ----     ----     ----     ----    ----     ----    -------
Pilgrim MagnaCap Fund
  Class A With Sales Charge      10,000    9,912   11,095   1,2006   13,102   15,803   19,170   25,077   30,225   35,039   34,914
Pilgrim MagnaCap Fund
  Class A Without Sales Charge   10,000   10,521   11,777   12,744   13,907   16,774   20,348   26,619   32,083   37,192   37,060
S&P 500 Index                    10,000   10,739   12,180   13,840   14,035   17,693   22,294   30,029   39,087   47,982   51,458


                                   Average Annual Total Returns for the periods ended June 30, 2000
                              --------------------------------------------------------------------------
                                                                      Since Inception    Since Inception
                                                                    of Class A, B and M    of Class C
                              1 Year       5 Years      10 Years          7/17/95            6/1/99
                              ------       -------      --------          -------            ------
Including Sales Charge:
 Class A (1)                   -6.09%        15.79%       13.32%              --                 --
 Class B (2)                   -6.11%           --           --            15.99%                --
 Class C (3)                   -2.17%           --           --               --               2.64%
 Class M (4)                   -4.18%           --           --            15.70%                --
Excluding Sales Charge:
 Class A                       -0.36%        17.18%       14.00%              --                 --
 Class B                       -1.11%           --           --            16.22%                --
 Class C                       -1.17%           --           --               --               2.64%
 Class M                       -0.71%           --           --            16.54%                --
S&P 500 Index                   7.24%        23.80%       17.80%           23.43%(5)          12.12%

Based upon a $10,000 intitial investment, the graph and table above illustrate the total return of Pilgrim MagnaCap Fund against the Standard & Poor's 500 Composite Stock Price Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for the index is shown from 8/01/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 40 and 41.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM LARGECAP LEADERS FUND                                   Manager's Report
--------------------------------------------------------------------------------

Management Team: G. David Underwood, CFA, Senior Vice President and Senior Portfolio Manager; Robert M. Kloss, Equities Research Analyst.

Goal: The LargeCap Leaders Fund (the "Fund" or "LargeCap Leaders") seeks long-term capital appreciation by investing in a portfolio of stocks of U.S. companies with market capitalizations over $10 billion and believed to be leaders in their industry.

Market Overview: During the 12-month period ended June 30, 2000, the U.S. equity market was characterized by:

*    Volatile stock prices.

*    Speculative excesses, followed by corrective sell-offs.

* Continued narrowing of both the number of stocks and the number of groups influencing market performance.

Heightened volatility punctuated the equity markets over the past year. Sentiment swung from positive to speculative to cautionary following in step with investors perceptions of economic recovery, expansion and then impending slowdown. At period end, the major indices appeared to have gone nearly nowhere, although those of the smaller stocks held on to substantial gains.

Initially, market participants still felt very positive that a global recession did not develop from earlier economic crises in Asia, Latin America and Europe. Solid economic growth in the U.S. helped as well. The broad market S&P 500 advanced to a then new high in July 1999, lost it over the subsequent quarter, and surged in late 1999. It repeated a similar pattern through the first half of 2000. Mid-sized and smaller stocks echoed this pattern, although mid-capitalization stocks managed to hold more of their gains through June 2000.

Rising interest rates over the past year were a major factor in causing market volatility. With the world having moved past its post-crisis healing and economic recovery more sustained, monetary policy shifted toward controlling inflation. To policymakers, the U.S. economy was vulnerable to inflation. The Federal Reserve Bank therefore instituted a series of interest rate increases to tighten monetary policy. Nonetheless, the U.S. economy grew relentlessly but remained non-inflationary. The markets tended to sell off in anticipation of each of rate increase. Affected most were stocks of companies more sensitive to the economy, which investors traded in to and out of. But investors took prices of technology stocks to extremes in Fourth Quarter, 1999 and again in early 2000, thinking these companies would grow through any downturn. As with any market euphoria, the corrective phases were sharp. Testimony to the narrowness of the market, five companies, four of which are technology, were primarily responsible for the S&P 500 Index's return over the past year.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 3.05% versus -5.12% for the S&P/BARRA Value Index and 7.24% for the S&P 500 Index.

Portfolio Specifics: Timely sector allocation, a disciplined portfolio management approach and good stock selection for the produced solid equity performance in the Fund. The Technology, Healthcare and Retailing sectors had the most positive influence. Holdings in Texas Instruments, Warner Lambert and Walgreens appreciated nicely.

Market Outlook: Though still challenged by interest rates, market conditions should continue to be favorable for equity investment. Growth of corporate profits remains on track and valuations have become more reasonable.

Portfolio
Manager's Report                                   PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

                                   8/31/95     6/96       6/97       6/98       6/99     6/30/00
                                   -------     ----       ----       ----       ----     -------
Pilgrim LargeCap Leaders Fund
  Class A With Sales Charge        10,000     11,269     13,888     16,348     19,725     20,326
Pilgrim LargeCap Leaders Fund
  Class A Without Sales Charge     10,000     11,956     14,735     17,345     20,928     21,566
S&P 500 Index                      10,000     12,165     16,386     21,329     26,183     28,079
S&P Barra/Value Index              10,000     11,962     15,658     19,591     22,832     21,666

                                      Average Annual Total Returns for
                                       the Periods Ended June 30, 2000
                                -----------------------------------------------
                                            Since Inception     Since Inception
                                          of Class A, B and M     of Class C
                                1 Year           9/1/95             6/17/99
                                ------           ------             -------
  Including Sales Charge:
  Class A (1)                    -2.88%          15.78%                --
  Class B (2)                    -2.70%          16.10%                --
  Class C (3)                     1.30%             --               4.47%
  Class M (4)                    -1.05%          15.78%                --
  Excluding Sales Charge:
  Class A                         3.05%          17.21%                --
  Class B                         2.30%          16.33%                --
  Class C                         2.30%             --               4.47%
  Class M                         2.54%          16.63%                --
  S&P 500 Index                   7.24%          23.81%              7.24%(5)
  S&P/BARRA Value Index          -5.12%          17.27%(6)          -4.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim LargeCap Leaders Fund against the S&P 500 Index and the S&P/Barra Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for the index is shown from 07/01/99.

(6)  Since inception performance for the index is shown from 08/31/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 40 and 41.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM LARGECAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Andrew B. Gallagher, Partner, Portfolio Manager; William H. Chenoweth, CFA, Partner, Portfolio Manager; Kenneth H. Lee, Portfolio Manager; Trisha C. Schuster, CFA, Portfolio Manager; Evan C. Lundquist, Portfolio Manager; Michael P. Carroll, Portfolio Manager; Thomas J. Smith, CFA, Investment Analyst; Lianne Nelson, Investment Analyst.

Goal: The Large Cap Growth Fund (the "Fund" or "Large Cap Growth") seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index.

Market Overview: Despite rising interest rates and market volatility, strong corporate profits and investor confidence in the durability of the economic expansion propelled US stocks higher during the fiscal year. For the twelve months ended June 30, 2000, the S&P 500 Index rose 7.2% and the tech-heavy Nasdaq Composite Index advanced 47.7%.

Most of the market's gains were concentrated in the fourth quarter of 1999 and the first quarter of 2000 when the S&P 500 Index and Nasdaq increased 17.5% and 66.5%, respectively. Concerns over rising interest rates and the threat of inflation sent equities lower in the third quarter of 1999. These same factors, along with worries over lofty valuations among technology stocks, negatively impacted equity performance in the second quarter of 2000.

In response to booming GDP growth, the Federal Reserve Bank raised short-term interest rates a total of 1.75% on six separate occasions from June 1999 through May 2000. Renewed optimism that the Federal Reserve Bank may be close to completing its round of rate hikes drove equity prices higher in June 2000. During the month, most US stock indexes posted gains, led by the Nasdaq, which was up 16.6%.

Growth stocks substantially outperformed value stocks this period, mainly due to strength in the technology sector. The Russell 1000 Growth Index advanced 25.7% during the twelve months ended June 30, 2000 while the Russell 1000 Value Index declined 8.9%. This was a continuation of 1999 when the difference between the Russell 1000 Growth and Russell 1000 Value indexes was 25.8%--the largest performance divergence ever recorded for any single calendar year.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 55.35%, significantly outperforming the Russell 1000 Growth Index, which was up 25.67% for the same period.

Portfolio Specifics: The Fund's outperformance during the period was primarily attributable to stock selection in the technology and health technology sectors. Among the Fund's top-performing holdings were semiconductor equipment manufacturer Applied Materials, software developer Oracle Corporation, telecommunications equipment providers Qualcomm and Nokia, and biotechnology companies Genentech and Amgen. As of June 30, 2000, 54.7% of the Fund's assets were in technology stocks, comparable to the 55.0% weighting of its Russell 1000 Growth Index benchmark.

Market Outlook: Robust corporate earnings, strong cash flows into mutual funds, and optimism that the Federal Reserve Bank series of rate increases has started to cool the overheated US economy provide a positive backdrop for large-cap growth stocks. In addition, market volatility and the recent technology correction have created a more discriminating environment-one that is conducive to our bottom-up, fundamentally driven investment process.

Portfolio
Manager's Report                                    PILGRIM LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

                                           7/21/97     6/98      6/99    6/30/00
                                           -------     ----      ----    -------
Pilgrim LargeCap Growth Fund
  Class A With Sales Charge                 10,000    12,810    21,842    33,919
Pilgrim LargeCap Growth Fund
  Class A Without Sales Charge              10,000    13,589    23,170    35,981
Russell 1000 Growth Index                   10,000    12,072    15,363    19,306


                                          Average Annual Total Returns for
                                           the periods ended June 30, 2000
                                          --------------------------------
                                                         Since Inception
                                             1 Year          7/21/97
                                             ------          -------
Including Sales Charge:
 Class A (1)                                 46.42%          51.29%
 Class B (2)                                 50.37%          52.92%
 Class C (3)                                 53.38%          53.37%
Excluding Sales Charge:
 Class A                                     55.35%          54.35%
 Class B                                     55.37%          53.37%
 Class C                                     54.38%          53.37%
Russell 1000 Growth Index                    25.67%          25.30%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the Index is shown from 8/1/97.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

            See accompanying index descriptions on pages 40 and 41.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP VALUE FUND                                       Manager's Report
--------------------------------------------------------------------------------

Management Team: G. David Underwood, CFA, Senior Vice President and Senior Portfolio Manager; Robert M. Kloss, Equities Research Analyst.*

Goal: The MidCap Value Fund (the "Fund" and "MidCap Value") seeks long-term capital appreciation by investing in a portfolio of attractively valued stocks of U.S. companies with market capitalizations between $1.0 billion and $8.0 billion.

Market Overview: During the 12-month period ended June 30, 2000, the U.S. equity market was characterized by:

*    Volatile stock prices.

*    Speculative excesses, followed by corrective sell-offs.

* Continued narrowing of both the number of stocks and the number of groups influencing market performance.

Heightened volatility punctuated the equity markets over the past year. Sentiment swung from positive to speculative to cautionary following in step with investors perceptions of economic recovery, expansion and then impending slowdown. At period end, the major indices appeared to have gone nearly nowhere, although those of the smaller stocks held on to substantial gains.

Initially, market participants still felt very positive that a recession did not develop from earlier economic crises in Asia, Latin America and Europe. Solid growth in the U.S. helped as well. The broad market S&P 500 Index advanced to a then new high in July 1999, lost it over the subsequent quarter, and surged at year-end. It repeated the pattern in the first half of 2000. Mid-sized and smaller stocks echoed this pattern, although mid-capitalization stocks managed to hold their gains through June 2000.

Rising interest rates over the past year were a major factor in market volatility. With the world having moved past its post-crisis healing and economic recovery sustained, monetary policy shifted toward controlling inflation. The U.S. economy was vulnerable to inflation, leading the Federal Reserve Bank to institute a series of interest rate increases to tighten monetary policy. Nonetheless, the U.S. economy grew relentlessly but remained non-inflationary. The markets tended to sell off in anticipation of each of the rate increases. Affected most were stocks of companies more sensitive to the economy, which investors traded in to and out of. But investors took prices of technology stocks to extremes in Fourth Quarter, 1999 and again in early 2000, thinking these companies would grow through any downturn. As with any market euphoria, the corrective phases were sharp. Testimony to the narrowness of the market, five companies, four of which are technology, were primarily responsible for the S&P 500 Index's return over the past year.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, exlcuding sales charges, declined 8.05% versus an increase of 12.64% for the Russell MidCap Index and a decline of 7.91% for the Russell MidCap Value Index.

Portfolio Specifics: The Telecommunications, Consumer Noncyclicals and Health Care sectors assisted fund performance the most. Holdings in Champion International, Convergys, Bausch & Lomb andd Republic Services were major factors.

Market Outlook: Though still challenged by interest rates, market conditions should continue to be favorable for equity investment. Growth of corporate profits remains on track and valuations have become more reasonable.

* Effective October 1, 1999 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Cramer, Rosenthal, McGynn LLC.

Portfolio
Manager's Report                                       PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

                                  8/31/95    6/96      6/97      6/98      6/99     6/30/00
                                  -------    ----      ----      ----      ----     -------
Pilgrim MidCap Value Fund
  Class A With Sales Charge       10,000    11,355    14,068    16,657    16,816    15,462
Pilgrim MidCap Value Fund
  Class A Without Sales Charge    10,000    12,048    14,926    17,673    17,841    16,406
Russell MidCap Index              10,000    11,506    14,148    17,685    19,685    22,172
Russell MidCap Value Index        10,000    11,508    14,727    18,519    19,560    18,014

                                       Average Annual Total Returns for
                                       the Periods Ended June 30, 2000
                                 -----------------------------------------------
                                             Since Inception     Since Inception
                                           of Class A, B and M      of Class C
                                  1 Year          9/1/95              6/2/99
                                  ------          ------              ------
Including Sales Charge:
 Class A (1)                     -13.33%           9.42%                 --
 Class B (2)                     -13.81%           9.63%                 --
 Class C (3)                      -9.75%             --               -6.07%
 Class M (4)                     -11.70%           9.37%                 --
Excluding Sales Charge:
 Class A                          -8.05%          10.77%                 --
 Class B                          -8.81%           9.92%                 --
 Class C                          -8.75%             --               -6.07%
 Class M                          -8.49%          10.17%                 --
Russell MidCap Index              12.64%          17.91%              15.24%(5)
Russell MidCap Value Index        -7.91%          12.95%              -6.35%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Value Fund against the Russell Midcap Index and Russell MidCap Value Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for index is shown from 06/01/99.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in medium-sized companies, it may entail greater price variability than investing in larger companies.

            See accompanying index descriptions on pages 40 and 41.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP GROWTH FUND                                      Manager's Report
--------------------------------------------------------------------------------

Management: Mary Lisanti, Executive Vice President and Portfolio Manager.*

Goal: The MidCap Growth Fund (the "Fund" or "MidCap Growth") seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities of medium-sized U.S. companies, and at least 75% of its total assets in common stocks that the portfolio managers feel have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large-cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve Bank, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve Bank acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve Bank. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials Index having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite Index fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 Index has fallen 0.42%. However, small and mid-cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the one year ended June 30, the Fund's Class A shares, excluding sales charges, provided a total return of 77.33% versus 48.60% for the Russell Midcap Growth Index for the same period.

Portfolio Specifics: The Fund invests in high-growth, high-beta stocks, which were extremely volatile during the period, but the portfolio has been diversified substantially since the beginning of the year to reflect our view that the economy would slow in a rising interest rate environment. While exposure to technology stocks remains significant, it is clearly more selective, and the Fund continued to increase weightings in themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." We also used the volatility in the market to add to or enter into new positions in the portfolio.

Some of the individual stocks that were significant contributors to performance in the first half of 2000 were Brocade Communications, Mercury Interactive, Siebel Systems and Waters Corp.

Market Outlook: We expect that the Federal Reserve Bank's six rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology and telecommunications driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically.

----------
* Effective April 1, 2000 Pilgrim Investments, Inc. began providing investment advisory services directly for the Fund. Prior to that date the Fund had been sub-advised by Nicholas Applegate Capital Management.

Portfolio
Manager's Report                                      PILGRIM MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

                                 4/19/93     6/93      6/94      6/95      6/96      6/97      6/98      6/99    6/30/00
                                 -------     ----      ----      ----      ----      ----      ----      ----    -------
Pilgrim MidCap Growth Fund
  Class A With Sales Charge       10,000    10,234     9,429    11,418    14,994    15,822    19,656    24,597    43,616
Pilgrim MidCap Growth Fund
  Class A Without Sales Charge    10,000    10,856    10,002    12,112    15,906    16,784    20,851    26,092    46,268
Russell MidCap Growth Index       10,000    10,429    10,646    13,459    16,633    19,560    24,257    29,184    43,366


                                                  Average Annual Total Returns for
                                                  the Periods Ended June 30, 2000
                                    -------------------------------------------------------------
                                                              Since Inception     Since Inception
                                                             of Class A and C       of Class B
                                    1 Year        5 Year          4/19/93             5/31/95
                                    ------        ------          -------             -------
Including Sales Charge:
 Class A (1)                        67.13%        29.20%           22.70%                 --
 Class B (2)                        71.28%        29.81%              --               31.08%
 Class C (3)                        75.18%        29.98%           22.95%                 --
Excluding Sales Charge:
 Class A                            77.33%        30.74%           23.71%                 --
 Class B                            76.28%        29.95%              --               31.15%
 Class C                            76.18%        29.98%           22.95%                 --
Russell MidCap Growth Index         48.60%        26.37%           22.72%(4)           26.99%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 5/01/93.

(5)  Since inception performance for the index is shown form 06/01/95.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in mid-size companies, stocks of mid-size companies may entail greater price variability than those of larger companies.

            See accompanying index descriptions on pages 40 and 41.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP GROWTH FUND                                    Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager.

Goal: The SmallCap Growth Fund (the "Fund" or "SmallCap Growth") seeks maximum long-term capital appreciation by investing at least 65% of its total assets in equity securities of small U.S. companies, and at least 75% of its total assets in common stocks that the portfolio manager feels have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large-cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve Bank, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve Bank acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve Bank. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite Index fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 Index has fallen 0.42%. However, small and mid-cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the one year ended ended June 30, 2000 the Funds Class A shares, excluding sales charges, provided a total return of 60.66% versus 28.39% for the Russell 2000 Growth Index for the same period.

Portfolio Specifics: The Fund invests in high-growth, high-beta stocks, which were very volatile during the period, but the portfolio has been diversified substantially since the beginning of the year to reflect our view that the economy would slow in response to rising interest rates. While our allocation towards technology stocks remains significant, it is more selective, and the rest of the Fund has continued to diversify into themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." We also used the volatility in the market to add to or enter into new positions in the portfolio.

Some of the individual stocks that were significant contributors to performance in the first half of 2000 were Alkermes, Digital Lightwave, Power-One, and Virata Corp.

Market Outlook: We expect that the Federal Reserve Bank's six rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology and telecommunications driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically.

Portfolio
Manager's Report                                    PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                12/27/93   6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                 ------    -----   ------   ------   ------   ------   ------   ------
Pilgrim SmallCap Growth Fund
  Class A With Sales Charge      10,000    8,439   10,958   14,810   15,509   17,718   21,287   34,200
Pilgrim SmallCap Growth Fund
  Class A Without Sales Charge   10,000    8,952   11,624   15,710   16,452   18,795   22,581   36,279
Russell 2000 Growth Index        10,000    8,991   11,313   14,310   14,969   16,944   18,349   23,558


                                 Average Annual Total Returns for the Periods Ended June 30, 2000
                                 -----------------------------------------------------------------
                                                              Since Inception     Since Inception
                                                             of Class A and C       of Class B
                                   1 Year        5 Year          12/27/93             5/31/95
                                   ------        ------          --------             -------
Including Sales Charge:
  Class A (1)                      51.42%        24.08%           20.79%                  --
  Class B (2)                      54.68%        24.47%              --                26.12%
  Class C (3)                      58.67%        24.77%           21.13%                  --
Excluding Sales Charge:
  Class A                          60.66%        25.56%           21.89%                  --
  Class B                          59.68%        24.64%              --                26.19%
  Class C                          59.67%        24.77%           21.13%                  --
Russell 2000 Growth Index          28.39%        15.80%           14.09%(4)            17.05%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 1/1/94.

(5)  Since inception performance for index is shown from 6/1/95.

Principal Risk Factor(s): In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies.

             See accompanying index descriptions on pages 40 and 41.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM BANK AND THRIFT FUND                                    Manager's Report
--------------------------------------------------------------------------------

Management Team: Carl Dorf, CFA, Senior Vice President and Senior Portfolio Manager; Steven L. Rayner, CFA, CPA, Equity Research Analyst; Julia Hamilton, Junior Research Analyst.

Goal: The Bank and Thrift Fund (the "Fund" or "Bank and Thrift") seeks long-term capital appreciation with income as a secondary objective. The Fund invests at least 65% of its total assets in equity securities of national and state-chartered banks (other than money-center banks), thrifts, or their holding companies, and in savings accounts of mutual thrifts that may allow the Fund to participate in stock conversions of the mutual thrift.

Market Overview: Financial stocks continued to underperform the overall market during the twelve months ended June 30, 2000. This sector has performed poorly for about two and a half years following five excellent years of performance. On June 30, 1999 the Federal Reserve Bank increased the Federal Reserve Bank rate by 25 basis points, beginning a series of six rate increases totaling 1.75% during this twelve month period, the most recent on May 16, 2000. This environment of monetary tightening meant financial stocks had to swim against the current as investors worried about how much the Federal Reserve Bank would ultimately increase rates and what impact this would have on financial companies. During this period, financial stocks as a group were largely driven by changes in inflationary expectations, as the market constantly assessed the likelihood of further Federal Reserve Bank rate increases. Financial stocks generally underperformed the broader market on days when economic news hinted at inflationary pressures due to a stronger economy and outperformed on days when economic news indicated a weaker economy and subdued inflation. After several rallies and slides during the year, the financial group peaked in early June, then sold off and gave back its gains, as credit quality concerns became more prominent in June when several regional banks pre-announced earnings shortfalls due to increases in problem loans.

Performance: For the one year ended June 30, 2000 the Fund's Class A shares, excluding sales charges, declined 22.4%, compared to declines of 22.1% for the S&P Regional Bank Index and 23.5% for the NASDAQ 100 Financials Index. The financial sector underperformed the broader market indices during this period as the Dow Jones Industrials Index declined 3.3% and the S&P 500 Index rose 7.2%.

Portfolio Specifics: Our Fund followed its typical historical pattern of generally outperforming the bank index during tougher stretches while lagging somewhat during periods of macro-driven strength in the group. In April, our performance was helped by three acquisitions of companies we owned in the Fund:
First United Bancshares, BSB Bancorp, and Highland Bancorp. This is the kind of consolidation activity that we have long been awaiting. We feel that the relative valuations of potential acquisition candidates among many small and mid cap banks have not responded to this consolidation news, creating an opportunity to add to some of our smaller cap holdings at attractive valuations. Credit quality, particularly in the nationally syndicated loan area, has become a major concern and has resulted in weakness in the bank group over the last few weeks. Disappointing results are often preannounced and June saw several high profile credit quality warnings, starting with Wachovia Bank. We had seen this coming in their shifting lending mix and approach and therefore did not own Wachovia Bank in the Fund. Next to preannounce credit problems was Union Bank of California. We had previously reduced our position due to its large syndicated loan exposure, but did not sell fully after it declined to levels that made it appear inexpensive and fully reflective of the risk in its syndicated portfolio. The third shoe to fall came from Pacific Century Financial, which preannounced credit problems in syndicated lending as well as Hawaiian commercial real estate. This one was a surprise since the Hawaiian economy usually lags behind the rest of the country and appeared to still be in recovery mode. Problems should not have surfaced here yet. A fourth shoe to drop was provided by First Union Bank, which announced a restructuring accompanied by a colossal restructuring charge. While the market had expected a restructuring from First Union Bank's new CEO, the sheer size of the charge was a surprise, as was the extent to which management talked down earnings expectations. The Bank also disclosed information that implied to us a subtle but disturbing deterioration in credit quality. Fortunately, we sold our position in First Union Bank earlier this year due to concerns about credit and earnings quality.

We have always emphasized quality in the Fund and are paying even more attention to it today. Syndicated lending has become the area to watch out for and we are doing just that by trying to limit our exposure in companies that have large syndicated portfolios, especially if they are not the lead managers in a large percentage of their deals. The best value, in our opinion, is still in the cleaner small-cap names and we are still adding to existing holdings as well as adding new names in this area. We have become more comfortable with our thrift holdings since these companies should have less credit risk, are not involved in syndicated lending, and stand to benefit most directly when the Federal Reserve Bank tightening is perceived to have ended.

Market Outlook: The relative valuation of financial stocks, and our Fund in particular, is quite attractive. The bank group trades at about 46% of the P/E of the S&P 500 Index, and the average bank and thrift in our Fund trades at a more attractive 38% relative P/E. We believe selectivity within the financial sector is especially important at this stage. On balance our outlook on the bank group is neutral. Banks are facing pressure on several fronts, including a difficulty growing deposits, which has caused margin pressure, and a tougher credit environment as higher rates put incremental stress on borrowers. But despite the existence of these pressures, we feel it is too early to know how much adversity they will cause for the banks. And banks as a group are very attractively priced relative to the overall market, so in balancing these factors we come out neutral toward the group. Our biggest concern is whether or not the Federal Reserve Bank has already gone too far in raising rates and has set the stage to push us into a recession. If the Federal Reserve Bank is done or nearly done raising rates, and successfully engineers a soft landing, we believe banks and financials will be a very good place to be

Portfolio
Manager's Report                                    PILGRIM BANK AND THRIFT FUND
--------------------------------------------------------------------------------

invested. If the economy sees a modest, but not severe slowdown, we think that relative to the overall market the banks and financials should perform reasonably well, given their inexpensive valuations. If the economy falls into a recession, however, we believe credit losses could rise, which would impair banks' earnings, rendering current estimates too high and causing the group to perform poorly. While we believe that the overall market would suffer in such an environment, we would not argue for relative outperformance by the banks. We do not believe a recession scenario is likely, but we do not have a crystal ball. For those investors who do not believe a recession is likely and therefore choose to be invested in the market, we believe the financial sector, and our fund in particular, offers attractive value.

                                6/30/90    6/91     6/92     6/93     6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                 ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Bank And Thrift Fund
  Class A With Sales Charge      10,000   10,825   14,669   17,487   18,148   20,430   26,921   43,961   62,603   57,211   44,373
Pilgrim Bank And Thrift Fund
  Class A Without Sales Charge   10,000   11,482   15,560   18,549   19,250   21,671   28,556   46,632   66,406   60,686   47,068
S&P 500 Index                    10,000   10,739   12,180   13,840   14,035   17,693   22,294   30,029   39,087   47,982   51,458
S&P Major Regional Banks Index   10,000   11,307   15,586   19,614   23,242   22,707   25,532   52,605   71,143   74,280   57,872


                                         Average Annual Returns for the Periods Ended June 30, 2000
                                        -----------------------------------------------------------
                                                                                    Since Inception
                                                                                       of Class B
                                         1 Year        5 Year        10 Year            10/17/97
                                         ------        ------        -------            --------
Including Sales Charge:
  Class A (1)                           -26.90%        15.41%         16.07%                --
  Class B 2)                            -28.00%           --             --              -7.56%
Excluding Sales Charge:
  Class A                               -22.44%        16.78%         16.75%                --
  Class B                               -23.00%           --             --              -6.75%
S&P 500 Index                             7.25%        23.77%         17.76%             20.64%(3)
S&P Major Regional Banks Index          -22.09%        17.76%         17.95%             -0.33%(3)
NASDAQ 100 Financial Index              -23.49%        13.08%           N/A              -4.10%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Bank and Thrift Fund against the S&P 500 Index and the S&P Major Regional Banks Index. In the table, the Fund is also compared to the NASDAQ 100 Financial Index. This index does not have 10 years of total return information available. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Prior to October 20, 1997, the Fund operated as a closed-end investment company. All performance information prior to this date reflects the historical expense levels of the Fund as a closed-end investment company without adjustment for the higher annual expenses of the Fund's Class A shares. Performance would have been lower if adjusted for these charges and expenses. Ten-year returns assume no participation in the 1992 rights offering and full participation in the 1993 rights offering, and reflect an additional investment of $3,639 into the fund. A simultaneous investment of the same amount is included in each index for comparative reasons.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)  Since inception return from 10/31/97.

Principal Risk Factor(s): Because the Fund's portfolio is concentrated in the banking and thrift industry, it may be subject to greater risk than a portfolio that is not concentrated in one industry.

             See accompanying index descriptions on pages 40 and 41.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM WORLDWIDE GROWTH FUND                                   Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Melisa A. Grigolite, Portfolio Manager.

Goal: The Worldwide Growth Fund (the "Fund" or "Worldwide Growth") seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world, regardless of geographic location.

Market Overview: A number of factors contributed to the positive environment for global investing during the twelve-month period ended June 30, 2000.

In the US, strong corporate profits and investor confidence in the durability of the economic expansion sent stocks higher in spite of rising interest rates and volatility. For the twelve months ended June 30, 2000, the S&P 500 Index rose 7.2% and the tech-heavy Nasdaq Composite Index advanced 47.7%

In response to booming US GDP growth, the Federal Reserve increased short-term interest rates a total of 1.75% on six separate occasions from June 1999 through May 2000. Following a spring correction in the technology sector, renewed optimism that the Federal Reserve Bank may be close to completing its round of rate hikes drove equity prices higher in June 2000. During the month, most US stock indexes posted positive returns, led by the Nasdaq, which was up 16.6%.

Amid acceleration in GDP growth in many of its member countries, the European Central Bank also increased rates a total of 1.75% on five separate occasions during the fiscal year.

Increased productivity, the technology revolution, and structural reform propelled international stock markets higher during the twelve-month period, despite rising rates. The MSCI EAFE Index gained 17.2% in the period, after advancing 22.2% during the second half of 1999. In the first six months of 2000, equities overseas moved in tandem with the US market, falling in response to concerns over higher interest rates, inflation, and high valuations among technology stocks.

Performance: For the one year ended June 30, 2000 the Fund's Class A shares, excluding sales charges, provided a total return of 42.43% versus 12.53% for the MSCI World Index for the same period.

Portfolio Specifics: The Fund's strong performance was largely attributable to stock selection in the US, although stock selection in Japan, the UK, and Canada also positively impacted results. Strong domestic performers included computer hardware manufacturer, Sun Microsystems; systems and business applications software provider, Oracle Corporation; and Genentech, a biotechnology firm. Other top-performing holdings were UK-based ARM Holdings, a microprocessor designer, and Nortel Networks, a Canadian telecommunications company.

During the period, on a stock-specific basis, we significantly increased the fund's exposure to technology, reflecting our conviction in this sector's compelling long-term growth potential.

Market Outlook: We remain optimistic in our outlook for global investing as we continue to identify high-growth companies poised to benefit from positive change. Favorable themes such as increased international trade, deregulation, and restructuring should all bode well for the Worldwide Growth Fund.

----------------
Portfolio
Manager's Report
----------------

                                                  PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------


                                4/19/93    6/93     6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                 ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Worldwide Growth Fund
  Class A With Sales Charge      10,000    9,925   11,071   11,807   14,296   17,279   21,621   29,815   42,464
Pilgrim Worldwide Growth Fund
  Class A Without Sales Charge   10,000   10,528   11,744   12,524   15,165   18,329   22,936   31,628   45,045
MSCI World Index                 10,000   10,148   11,241   12,501   14,876   18,269   21,459   24,909   28,032


                               Average Annual Total Returns for the Periods Ended June 30, 2000
                               ----------------------------------------------------------------
                                                           Since Inception     Since Inception
                                                           of Class A and C       of Class B
                                 1 Year        5 Year          4/19/93             5/31/95
                                 ------        ------          -------             -------
Including Sales Charge:
  Class A (1)                    34.24%        27.66%           22.24%                 --
  Class B (2)                    36.54%        28.27%              --               28.20%
  Class C (3)                    40.48%        28.37%           22.48%                 --
Excluding Sales Charge:
  Class A                        42.43%        29.17%           23.25%                 --
  Class B                        41.54%        28.42%              --               28.27%
  Class C                        41.48%        28.37%           22.48%                 --
MSCI World Index                 12.53%        17.53%           15.47%(4)           17.21%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 05/01/93.

(5)  Since inception performance for index is shown from 06/01/95.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive invesment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

             See accompanying index descriptions on pages 40 and 41.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
CORE GROWTH FUND                                                Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Loretta Morris, Partner, Portfolio Manager; Randall Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Jason Campbell, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Portfolio Manager; Christopher Angioletti, Portfolio Manager; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International Core Growth Fund (the "Fund" or "International Core Growth") seeks to maximize total return by investing primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

Market Overview: Structural reform, increased productivity, and the technology revolution were among the many positive factors that sent international stock markets higher during the fiscal year ended June 30, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Index advanced 17.2% in the period, after gaining 22.2% during the second half of 1999. In the first six months of 2000, equities overseas moved in tandem with the US market, falling in response to concerns over rising interest rates, inflation, and lofty valuations among technology stocks.

Investor optimism over a resurgence in economic growth contributed to a 26.5% advance for Japanese stocks during the period, as measured by the MSCI Japan Index. However, in the first half of 2000, Japanese equities languished over concerns about the sustainability of the budding economic recovery. European stocks produced strong results during the period, particularly bourses in Finland, Sweden, and France. Equity markets benefited from structural reform, growth in the technology and telecommunications sectors, and economic expansion. Amid a pick-up in GDP growth in many countries, the European Central Bank raised interest rates a total of 1.75% on five separate occasions during the fiscal year.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 32.83% versus 17.44% for the MSCI EAFE Index for the same period.

Portfolio Specifics: Stock selection within the technology sector was responsible for the majority of the Fund's outperformance this period.

Top-performing holdings included telecommunications equipment providers Ericsson, Nokia, and Nortel Networks, headquartered in Sweden, Finland, and Canada, respectively. ASM Lithography, a Netherlands-based supplier of lithography projection systems, and UK-based ARM Holdings, a microprocessor designer, also contributed to the fund's strong results.

Over the course of the fiscal year, on a stock-by-stock basis, we modestly increased the Fund's exposure to Europe while paring back holdings in the Pacific Rim. We significantly increased our exposure to technology stocks, demonstrating our belief in the sector's long-term growth potential. At the same time, we trimmed holdings in the manufacturing, building materials, and commodities industries.

Market Outlook: International markets remain a source of attractive investment opportunities. In Europe, productivity is rising and the economy is being transformed by a restructuring wave that stands to boost corporate profits. Positive factors for Japan include the developing technology industry and rising corporate confidence, which results in increased capital equipment spending. And as aging populations in both Europe and Japan plan for retirement, the demand for equities should strengthen.

In this environment, we are confident that by adhering to our strict investment philosophy we will be able to continue seeking to identify international companies with superior growth prospects.

Portfolio                                                  PILGRIM INTERNATIONAL
Manager's Report                                                CORE GROWTH FUND
--------------------------------------------------------------------------------

                                        2/28/97    6/97     6/98     6/99   6/30/00
                                         ------   ------   ------   ------   ------
Pilgrim International Core Growth Fund
  Class A With Sales Charge              10,000   11,222   13,916   14,771   19,579
Pilgrim International Core Growth Fund
  Class A Without Sales Charge           10,000   11,904   14,762   15,669   20,769
MSCI EAFE Index                          10,000   11,349   12,073   13,030   15,303


                                 Average Annual Total Returns for
                                  the Periods Ended June 30, 2000
                                 --------------------------------
                                                Since Inception
                                     1 Year         2/28/97
                                     ------         -------
Including Sales Charge:
  Class A (1)                        25.19%          27.36%
  Class B (2)                        26.62%          23.20%
  Class C (3)                        30.73%          23.59%
Excluding Sales Charge:
  Class A                            32.83%          24.54%
  Class B                            31.62%          23.74%
  Class C                            31.73%          23.59%
MSCI EAFE Index                      17.44%          13.61%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International Core Growth Fund against the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 03/01/97.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive invesment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

             See accompanying index descriptions on pages 40 and 41.

-------------
International
Equity Funds
-------------

PILGRIM INTERNATIONAL                                                  Portfolio
SMALLCAP GROWTH FUND                                            Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Loretta J. Morris, Partner, Portfolio Manager; Randall S. Kahn, CFA, Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jason Campbell, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Melisa Grigolite, Portfolio Manager; Christopher Angioletti, Portfolio Manager; Jon Borchardt, Investment Analyst; John Bracken, Jr., Investment Analyst; Investment Analyst; Theodora Jamison, Investment Analyst; David Lopez, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst; Jacob Pozharny, Investment Analyst; Rolf Schild, Investment Analyst.

Goal: The International SmallCap Growth Fund (the "Fund" or "International SmallCap Growth") seeks to maximize long-term capital appreciation through investing primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country with a maximum market cap of $5 billion.

Market Overview: International small-cap stocks posted solid gains for the fiscal year ended June 30, 2000, led by advances in Japan, Italy, France, and Switzerland. The Morgan Stanley Capital International ("MSCI") EAFE Small Cap Index advanced 10.7% during the period and was resilient to the spring correction in technology stocks, outperforming both the S&P 500 Index and the Russell 2000 Index during the first six months of 2000.

In Japan, the MSCI Japan Small Cap Index advanced 19.2% as the trends of structural reform, corporate restructuring and consolidation helped smaller companies flourish.

In Europe, the advent of the Economic Monetary Union (EMU) created a favorable environment for small companies as EMU fostered heightened competition and an increased desire to boost efficiency. Small stocks in Europe rose 8.6% during the period, as measured by the MSCI Europe Small Cap Index.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 82.89% versus 14.54% for the Salomon EPAC EMI (Europe Pacific Australasia Composite Extended Market Index) for the same period.

Portfolio Specifics: Technology companies in Japan, the United Kingdom, and Germany drove the Fund's substantial outperformance during the fiscal year. One of the Fund's major contributors to performance was ARM Holdings PLC, a United Kingdom-based designer of reduced instruction set computing (RISC) microprocessors. Another top performer included Dialog Semiconductor, a German chip manufacturer supplying the mobile communications industry. Both companies are involved in computer chips.

Market Outlook: We remain optimistic about the investment potential for international small cap stocks due to many positive factors, including:

* Continued advances in technology and structural reforms that are reshaping the world's business landscape and creating opportunities for smaller companies

The emergence of stock markets such as Neuer Markt in Germany, Nouveau Marche in France, Mothers Exchange in Japan, and Nasdaq Japan which provide new avenues for investors to gain access to smaller, high-growth companies outside the United States.

Portfolio                                                  PILGRIM INTERNATIONAL
Manager's Report                                            SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


                                            8/31/94    6/95     6/96     6/97     6/98     6/99   6/30/00
                                             ------    -----   ------   ------   ------   ------   ------
Pilgrim International SmallCap Growth Fund
  Class A With Sales Charge                  10,000    8,815   10,655   13,006   16,935   20,794   38,030
Pilgrim International SmallCap Growth Fund
  Class A Without Sales Charge               10,000    9,351   11,303   13,796   17,965   22,058   40,342
Salomon EPAC EM Index                        10,000    9,868   11,550   11,693   11,779   12,206   13,981

                                        Average Annual Total Returns for
                                         the Periods Ended June 30, 2000
                                     ----------------------------------------
                                                              Since Inception
                                                                of Class B
                                     1 Year        5 Year         5/31/95
                                     ------        ------         -------
Including Sales Charge:
  Class A (1)                        72.37%        32.39%          25.75%
  Class B (2)                        76.63%        33.04%          32.07%
  Class C (3)                        79.89%        33.14%          26.09%
Excluding Sales Charge:
  Class A                            82.89%        33.96%          27.03%
  Class B                            81.63%        33.16%          32.14%
  Class C                            80.89%        33.14%          26.09%
Salomon EPAC EMI Index               14.54%         7.22%           6.81%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC Extended Market (EM) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 06/01/95

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

             See accompanying index descriptions on pages 40 and 41.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM EMERGING COUNTRIES FUND                                 Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Pedro V. Marcal, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Jessica Goncalves, Portfolio Manager; Jason Campbell, Portfolio Manager; Theodora Jamison, Investment Analyst; John Mazur, Investment Analyst; Andrew Parmet, Investment Analyst.

Goal: The Emerging Countries Fund (the "Fund" or "Emerging Countries") seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

Market Overview: Stocks in the world's emerging countries trekked higher during the fiscal year ended June 30, 2000. The MSCI Emerging Markets Free Index increased 8.8%, largely due to impressive fourth quarter 1999 gains in the Europe, Middle East, and Africa (EMEA) region and Latin America.

Gains in EMEA markets were attributable to the improvement in macroeconomic conditions in the region, such as strength in manufacturing output, a massive decrease in inflation, robust consumption and robust export growth.

The MSCI Turkey Index turned in a stellar performance, up 118.0% for the 12-month period. Returns were driven by many factors, including:

*    Strong capital inflows resulting from the country's privatization program

* The Central Bank of Turkey's adoption of a new exchange rate regime in support of the government's disinflation program

*    An upgrade in Turkey's long-term credit rating by Standard & Poor's.

Israel and Russian markets also posted significant gains. The MSCI Israel Index advanced 60.9%. The election of reform-minded Vladimir Putin as Russia's prime minister buoyed stocks in the country, as did massive foreign currency reserves, a revival in domestic industry, and a boom in the price of oil-Russia's chief export. The MSCI Russia index rose 40.2% for the fiscal year.

The MSCI EMF Latin America Index returned 16.7% in the period amid the continued strength in the region's economies. Strong fundamentals, such as increases in commodity prices, exports and industrial production boosted Latin American economies. Brazil was the region's top-performing market, with the MSCI Brazil Index advancing 52.2% during the period.

Stocks in emerging Asian countries dipped slightly during the fiscal year as strength in Indian and Malaysian markets was offset by losses in Indonesia, the Philippines and Thailand. Nevertheless, Asian markets continued to benefit from the prevalent themes of strong earnings growth, increased exports to the United States and improving domestic economies.

Performance: The Fund's Class A shares, excluding sales charges, provided a total return of 20.49%, substantially outperforming the MSCI EMF Index, which was up 9.47% for the same period.

Portfolio Specifics: The Fund's relative outperformance was primarily attributable to stock selection in India and Mexico, as well as being in Singapore. The Fund's overweighting in technology also contributed to performance during the period.

Among the fund's best-performing stocks were Infosys Technologies, an Indian IT consulting and software services firm; SK Telecoms, a provider of cellular services in South Korea; Brazil's Petrobras, an integrated oil company; and Dimension Data of South Africa, a systems integrator company;and China Telecom, a provider of cellular telecommunications to many of China's most economically developed provinces.

On a bottom-up, fundamental basis, we increased the fund's exposure to the technology stocks, while paring back holdings in the financial services and manufacturing sectors.

Market Outlook: We remain enthusiastic about the investment prospects for the world's emerging markets, particularly within the technology sector. We believe that technology will be at the core of the improvements in healthcare, education and business that these developing countries are seeking.

----------------
Portfolio
Manager's Report
----------------

                                                PILGRIM EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                                 11/28/94   6/95     6/96     6/97     6/98     6/99   6/30/00
                                  ------   ------   ------   ------   ------   ------   ------
Pilgrim Emerging Countries Fund
  Class A With Sales Charge       10,000    9,534   11,724   15,260   12,265   13,903   16,751
Pilgrim Emerging Countries Fund
  Class A Without Sales Charge    10,000   10,114   12,437   16,187   13,011   14,748   17,770
MSCI EMF Index                    10,000    8,896    9,649   10,887    6,632    8,536    9,344

                                        Average Annual Total Returns for
                                         the Periods Ended June 30, 2000
                                ------------------------------------------------
                                             Since Inception     Since Inception
                                            of Class A and C       of Class B
                                 1 Year          11/28/94            5/31/95
                                 ------          --------            -------
Including Sales Charge:
  Class A (1)                    13.56%            9.67%                 --
  Class B (2)                    14.55%              --               11.23%
  Class C (3)                    18.63%            9.87%                 --
Excluding Sales Charge:
  Class A                        20.49%           10.83%                 --
  Class B                        19.55%              --               11.35%
  Class C                        19.63%            9.87%                 --
MSCI EMF Index                    9.47%           -1.21%(4)            1.03%(5)

Based on a initial investment, the graph and table above illustrate the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/94.

(5)  Since inception performance for index is shown from 06/01/95.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

             See accompanying index descriptions on pages 40 and 41.

-------------
International
Equity Funds
-------------

                                                                       Portfolio
PILGRIM ASIA-PACIFIC EQUITY FUND                                Manager's Report
--------------------------------------------------------------------------------

Management Team: David Stuart, Regional CIO, Asia Pacific; Man-Wing Chung, CIO, Asia ex-Japan Equities; Marcus Pakenham, Director; Sam Lau, Director; Richard Wong, Associate Director; Leilani Lam, Associate Director; Simon Yap, Associate Director; Seng-Keong Wan, Senior Investment Manager; Vernon Yu, Senior Investment Manager; Losa Mak, Investment Manager; Krista Yue, Investment Manager.

Goal: The Asia-Pacific Equity Fund (the "Fund" or "Asia-Pacific Equity") seeks long-term capital appreciation by investing in equity securities listed on stock exchanges in the Asia-Pacific region or issued by companies based in this region.

Market Overview: During the year ended June 30, 2000, rallies in the US and Nasdaq helped performances of a few equity markets before the millennium. However, profit taking and concerns on interest rate hikes erased some of the gains entering into 2000. Hong Kong was the best performer, up 19.4% on the Hang Seng Index. However, the index registered declines both on a six-month and quarterly basis on concerns over the valuation of high tech stocks and rising US interest rates. June saw a rebound as softer economic numbers from the US prompted hopes of interest rate peaking. Malaysia (+2.8%) posted gains, initially on MSCI reinclusion but succumbed to profit taking following downgrades by major brokers after its outperformance. for the one year ended June 30, 2000, the rest of the Asian market underperformed. Taiwan (-2.4%) eased on political concerns despite buying from government-related funds. Singapore DBS50 (-6.0%) fell in the absence of a fresh catalyst for re-rating even as the country's safe haven status remained intact. Korea (-7.0%) eased predominately due to redemption-driven selling by investment trust companies. But June saw a turning in sentiment as both retail and foreign investors stepped up their buying ahead of the historical summit meeting between North and South Korean leaders. Indonesia (-22.2%) abated on MSCI-related asset allocation shift, political uncertainty, religious clashes and a weakening currency. Thailand (-37.6%) dived on concerns over the slow progress of bad debt restructuring in the banking sector, announcements of equity capital raising, and increasing political uncertainties. The better-than-expected corporate earnings and positive economic numbers (1Q00 GDP +5.2%) were largely ignored. Philippines (-38.3%) tumbled on disappointing macro picture, faltering public confidence in President Estrada, the failure to quickly resolve the Sipidan hostage crisis and the heightened tension between the Muslim extremists and the government.

Performance: For the year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 0.14% compared to 14.40% for the Morgan Stanley Capital International All Countries Far East Free ex-Japan Index (the "MSCI"), a performance measurement of Far East markets excluding Japan.

Portfolio Specifics: The overweight positions in technology issues performed well until late March as the Nasdaq Index fell significantly. Investors were concerned about the increasingly high valuation of tech-related counters and began switching back into "old economy" stocks. Looking ahead, we will increase exposure to Singapore (valuations improved favorably) and Korea (government measures averted potential financial systemic risk). We will reduce our overweight in Taiwan in the absence of fresh catalyst. We are cautious on Hong Kong based on valuation and interest rate outlook. However, we are turning bullish on China and will look for value stocks. In terms of stock selection, we started to look at banks and financials in anticipation of peaking interest rates in Asia.

Market Outlook: The domestic fundamentals within Asia remain positive with strong economic recovery, rising domestic demand, healthy earnings growth and reasonable market valuations. On the other hand, we are wary that investors have recently become a little complacent about interest rates and that global equity markets can therefore still be negatively surprised by strong US economic data. If the correction happens, Asian exchanges may take a big hit. Once there are clearer signals that interest rates are peaking and soft landing is being achieved, we will turn more constructive on Asian equities with a bias/preference for the high growth economies/markets.

----------------
Portfolio
Manager's Report
----------------

                                                PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

                                    9/1/95    6/96     6/97     6/98     6/99   6/30/00
                                    ------   ------   ------   ------   ------   ------
Pilgrim Asia-Pacific Equity Fund
  Class A With Sales Charge         10,000    9,780   10,345    4,221    6,833    6,843
Pilgrim Asia-Pacific Equity Fund
  Class A Without Sales Charge      10,000   10,376   10,976    4,479    7,250    7,260
MSCI Far East Free Ex-Japan Index   10,000   11,382   14,501   18,157   18,565   21,238

                                         Average Annual Total Returns for
                                          the periods ended June 30, 2000
                                    --------------------------------------------
                                                                Since Inception
                                      1 year        3 year           9/1/95
                                      ------        ------           ------
Including Sales Charge:
  Class A (1)                         -5.62%        -14.41%          -7.54%
  Class B (2)                         -5.71%        -14.53%          -7.56%
  Class M (3)                         -3.96%        -14.47%          -7.65%
Excluding Sales Charge:
  Class A                              0.14%        -12.87%          -6.40%
  Class B                             -0.71%        -13.66%          -7.17%
  Class M                             -0.42%        -13.45%          -6.97%
MSCI Far East Free Ex-Japan Index     14.40%         13.50%          16.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Asia-Pacific Equity Fund against the MSCI Far East Ex-Japan Index. The index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the maximum sales load.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "foward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflect deduction of the Class B deferred sales charge of 5%, 3% and 2%, respectively, for the 1 year, 3 year and since inception returns.

(3)  Reflects deduction of the Class M maximum sales charge of 3.50%

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. There are also risks associated with investing in a specialized regional fund. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

             See accompanying index descriptions on pages 40 and 41.

------
Income
Funds
------

PILGRIM GOVERNMENT                                                     Portfolio
SECURITIES INCOME FUND                                          Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President & Senior Portfolio
Manager

Goals: Pilgrim Government Securities Income Fund (the "Fund" or "Government Securities Income") seeks high current income, consistent with liquidity and preservation of capital, by investing in securities issued or guaranteed by the
U. S. Government and certain of its agencies and instrumentalities.

Bond Market Overview: The bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter of 2000. While weakness in the equity market boded well for U. S. Treasuries, most other government issues were pummelled. However, the successful completion of several record-breaking multi-billion dollar agency offerings marked a turnaround by late May. Government sponsored enterprises (GSEs) faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department, Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). However, the successful completion of several record-breaking new agency issues marked the turnaround in spread product by late May. Despite numerous Federal Reserve Bank tightenings, Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 2.79% compared to the Lehman Government/Mortgage Index and the Lehman Intermediate Treasury Index which returned 5.02% and 4.62%, respectively for the same period

Portfolio Specifics: The duration of the Fund remained short of the Lehman Mortgage Index, yet longer than the Lehman Intermediate Treasury Index in order to maintain our dividend. The Fund continues to be concentrated in mortgage backed securities; however, we have added FNMA collateralized by multi-family properties, bonds, Small Business Administration paper, and bullet agencies at compelling levels.

Market Outlook: The Fund continues to offer a handsome yield advantage over Treasuries. Owing to our restrictive guidelines, our ongoing strategy is to provide the best dividend possible within the context of the market and with few, if any, negative surprises. We will continue to exploit market inefficiencies in the multi-family sector of the government market while avoiding large duration bets.

Portfolio                                                     PILGRIM GOVERNMENT
Manager's Report                                          SECURITIES INCOME FUND
--------------------------------------------------------------------------------

                                             6/30/90   6/91    6/92    6/93    6/94    6/95    6/96    6/97    6/98    6/99  6/30/00
                                              ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Pilgrim Government Securities Income Fund
  Class A With Sales Charge                   10,000  10,398  11,340  12,453  12,143  13,230  13,672  14,674  15,793  16,092  16,541
Pilgrim Government Securities Income Fund
  Class A Without Sales Charge                10,000  10,919  11,907  13,076  12,750  13,892  14,356  15,408  16,584  16,897  17,368
Lehman Brothers Government/Mortgage Index     10,000  11,077  12,595  14,032  13,857  15,534  16,309  17,617  19,444  20,121  21,131
Lehman Brothers Intermediate Treasury Index   10,000  10,893  12,296  13,555  13,520  14,836  15,560  16,626  18,026  18,835  19,705


                                            Average Annual Total Returns for the Periods Ended June 30, 2000
                                            ----------------------------------------------------------------
                                                                          Since Inception   Since Inception   Since Inception
                                                                          of Class B and M      of Class C      of Class T
                                            1 Year     5 Year    10 Year      7/17/95            6/11/99          3/31/00
                                            ------     ------    -------      -------            -------          -------
Including Sales Charge:
  Class A (1)                               -2.11%      3.55%     5.16%           --                 --               --
  Class B (2)                               -2.81%        --        --          3.41%                --               --
  Class C (3)                                1.09%        --        --            --               3.46%              --
  Class M (4)                               -1.04%        --        --          3.31%                --               --
  Class T(5)                                   --         --        --            --                 --            -2.76%
Excluding Sales Charge:
  Class A                                    2.79%      4.57%     5.68%           --                 --               --
  Class B                                    2.12%        --        --          3.73%                --               --
  Class C                                    2.09%        --        --            --               3.46%              --
  Class M                                    2.28%        --        --          4.01%                --               --
  Class T                                      --         --        --            --                 --             1.24%
Lehman Brothers Government/Mortgage
  Index                                      5.02%      6.35%     7.77%         6.50%(6)           6.27%            2.12%
Lehman Brothers Intermediate Treasury
  Index                                      4.62%      5.84%     7.17%         5.82%              5.38%            1.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Government Securities Income Fund against the Lehman Brothers Government/Mortgage Index and the Lehman Brothers Intermediate Treasury Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Reflects deduction of the Class T deferred Sales charge of 4.00%.

(6)  Since inception performance is shown from 7/31/95.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks and prepayment risk on mortgage-related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

             See accompanying index descriptions on pages 40 and 41.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM STRATEGIC INCOME FUND                                   Manager's Report
--------------------------------------------------------------------------------

Management Team: Robert Kinsey, Vice President & Senior Portfolio Manager; Kevin Mathews, Vice President & Senior Portfolio Manager; Charles Ullerich, Vice President & Portfolio Manager.

Goals: Pilgrim Strategic Income Fund (the "Fund" or "Strategic Income") seeks maximum total return by investing primarily in debt securities issued by U. S. and foreign entities, as well as U. S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

Bond Market Overview: The high quality bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter 2000. While weakness in the equity market boded well for U. S. Treasuries, a number of corporate bonds were pummelled by earnings warnings and downgrades. Event risk returned to the corporate market with a vengeance, raising the ugly specter of credit-damaging shareholder enhancement programs. Credit-harming mergers and acquisitions also made headlines. However, the successful completion of several record-breaking new issues marked the turnaround in spread product by late May. Agencies faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department, Fannie Mae (FNMA) and Freddie Mac (FHLMC). Despite numerous Federal Reserve Bank tightenings, long-term Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000, but when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

In the first half of 2000, trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuances totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000 the Fund's Class A shares, excluding sales charges, provided a total return of 3.42% compared to the Lehman Brothers Aggregate Index which returned 4.57% for the same period.

Portfolio Specifics: A significant commitment to U. S. Treasuries on the heels of the government's buyback announcement boosted returns. Following the under-performance of corporate bonds in the early part of the year, we added Lucent, Wal-Mart, and insured Banco Santander paper along with several agency debentures in May. We maintained our presence in puttable corporates.

The Fund outperformed most of it's peers over the past year due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology including providers of digital subscriber lines, wireless voice and internet/data connectivity, and firms that provide access technology for internet data sites. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare, Food & Drug, and Retail credits.

Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

Market Outlook: Agency debentures offer excellent relative value especially now that Congress is unlikely to move against the government sponsored enterprises anytime soon. Despite the strong rally relative to Treasuries and swaps, we feel that selective corporate bonds are cheap. We continue to avoid event risk candidates and long-dated corporate paper, and we focus on larger more liquid issues. Recent economic data point to a recent Federal Reserve Bank-engineered slowdown, and the market consensus is for only one more tightening. Consequently the surprise, non-consensus, outcome

----------------
Portfolio
Manager's Report
----------------

                                                   PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

seems to poise the greatest risk to interest rates. Nevertheless, we are slightly long in duration, but would trim that to neutral if rates rally significantly.

Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

                                                 7/27/98       6/99      6/30/00
                                                  ------      ------      ------
Pilgrim Strategic Income Fund
  Class A With Sales Charge                       10,000       9,739      10,073
Pilgrim Strategic Income Fund
  Class A Without Sales Charge                    10,000      10,223      10,574
Lehman Brothers Aggregate Index                   10,000      10,293      10,763


                                     Average Annual Total Returns for
                                     the Periods Ended June 30, 2000
                                      ------------------------------
                                                     Since Inception
                                         1 Year          7/27/98
                                         ------          -------
Including Sales Charge:
  Class A (1)                             -1.49%          0.38%
  Class B (2)                             -2.00%          0.64%
  Class C (3)                              2.02%          2.54%
Excluding Sales Charge:
  Class A                                  3.42%          2.93%
  Class B                                  3.00%          2.53%
  Class C                                  3.02%          2.54%
Lehman Brothers Aggregate Index            4.57%          3.91%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1.00%.

(4)  Since inception performance for index is shown from 08/01/98.

Principal Risk Factor(s): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

             See accompanying index descriptions on pages 40 and 41.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND                                         Manager's Report
--------------------------------------------------------------------------------

Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: Pilgrim High Yield Fund (the "Fund" or "High Yield") seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

Market Overview: The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but, when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged, yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

In the first half of 2000 trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuance totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, declined 5.20% compared to the Lehman Brothers High Yield Index, which declined 1.02%, and the First Boston High Yield Index, which declined 0.40% for the same period.

Portfolio Specifics: The Fund held overweighted positions in the Communications sector, including the wireless, wireline, and internet subsectors, which helped performance for the twelve months. Underperforming issues in the Manufacturing and Electronics sectors adversely impacted returns for the period. Issues that are $100-200 million in size have become less desirable in the last year as market participants have defensively sought the biggest and most liquid issues. The Fund holds many cash pay issues in this size range. Although these issues have negatively impacted performance, the Fund's management feels the credit quality of these issues is sound.

Portfolio cash levels have risen recently as we expect the market to provide attractive buying opportunities in the latter part of the second half of 2000. Consistent with our goal of managing a stable dividend fund with an emphasis on domestic cash pay issues, the Fund's management has been taking the opportunity to consolidate positions. Our avoidance of emerging market and foreign issues, and equity investments, hurt performance in the last twelve months as these markets outperformed significantly. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages.

Market Outlook: Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

----------------
Portfolio
Manager's Report
----------------

                                                         PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

                                  6/30/90    6/91     6/92     6/93     6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim High Yield Fund
  Class A With Sales Charge        10,000   10,339   12,733   14,820   15,458   16,947   19,103   22,377   24,998   23,605   22,378
Pilgrim High Yield Fund
  Class A Without Sales Charge     10,000   10,852   13,364   15,554   16,224   17,787   20,050   23,487   26,237   24,775   23,487
First Boston High Yield Index      10,000   11,570   14,481   16,937   17,672   19,880   21,862   25,070   27,822   27,585   27,476
Lehman Brothers High Yield Index   10,000   11,432   14,229   16,500   17,084   19,452   21,334   24,296   27,058   26,956   26,680


                                        Average Annual Total Returns for the Periods Ended June 30, 2000
                                    ------------------------------------------------------------------------
                                                                        Since Inception      Since Inception
                                                                       of Class B and M        of Class C
                                    1 Year       5 Year     10 Year         7/17/95              5/27/99
                                    ------       ------     -------         -------              -------
Including Sales Charge:
  Class A (1)                       -9.70%        4.68%       8.39%             --                   --
  Class B (2)                      -10.91%          --          --            4.38%                  --
  Class C (3)                       -6.99%          --          --              --                -5.18%
  Class M (4)                       -8.92%          --          --            4.21%                  --
Excluding Sales Charge:
  Class A                           -5.20%        5.72%       8.91%             --                   --
  Class B                           -5.91%          --          --            4.66%                  --
  Class C                           -5.99%          --          --              --                -5.18%
  Class M                           -5.86%          --          --           -4.91%                  --
First Boston High Yield Index       -0.40%        6.69%      10.64%           6.47%(5)            -0.32%
Lehman Brothers High Yield Index    -1.02%        6.52%      10.31%           6.37%               -1.14%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield Fund against the First Boston High Yield Index and the Lehman Brothers High Yield Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the since inception return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception return from 7/31/95.

(6)  Since inception, performance for the index is shown from 6/1/99.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

             See accompanying index descriptions on pages 40 and 41.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND II                                      Manager's Report
--------------------------------------------------------------------------------

Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: Pilgrim High Yield Fund II (the "Fund" or "High Yield II") seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

Market Overview: The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Federal Reserve Bank Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Federal Reserve Bank will over-tighten, pushing the economy into a recession.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive in the latter half with sales outpacing redemptions.

In the first half of 2000 trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuances totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 3.96% compared to the Lehman Brothers High Yield Index, which declined 1.02%, and the First Boston High Yield Index, which declined 0.40% for the same period.

Portfolio Specifics: The Fund outperformed due to a large concentration in the Communications sector. The best performing credits were those on the leading edge of telecommunication technology including providers of digital subscriber lines, wireless voice and internet/data connectivity, and firms that provide access technology for internet data sites. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare, Food & Drug, and Retail credits.

Portfolio cash levels have risen recently as we expect the market to provide attractive buying opportunities in the latter part of the second half of 2000. We will take the opportunity, early in the second half of 2000, to review our Telecommunications exposure, possibly looking for a reduction in weighting, and to consider sectors that have dramatically underperformed the high yield market during the last 12 to 18 months as possible buy candidates.

Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Fund's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

Market Outlook: Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

----------------
Portfolio
Manager's Report
----------------

                                                      PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

                                          3/27/98     6/98      6/99    6/30/00
                                           ------    ------    ------    ------
Pilgrim High Yield Fund II
  Class A With Sales Charge                10,000     9,693     9,779    10,193
Pilgrim High Yield Fund II
  Class A Without Sales Charge             10,000    10,174    10,265    10,699
Lehman Brothers High Yield Index           10,000    10,110    10,072     9,969


                                 Average Annual Total Returns for
                                  the Periods Ended June 30, 2000
                                  -------------------------------
                                               Since Inception   Since Inception
                                     1 Year        3/27/98           3/31/00
                                     ------        -------           -------
Including Sales Charge:
  Class A (1)                        -0.18%         0.85%               --
  Class B (2)                        -1.72%         1.33%               --
  Class C (3)                         2.28%         2.44%               --
  Class T (4)                           --            --             -4.49%
Excluding Sales Charge:
  Class A                             3.96%         3.03%               --
  Class B                             3.28%         2.44%               --
  Class C                             3.28%         2.44%               --
  Class T                               --            --             -0.49%
Lehman Brothers High Yield Index     -1.02%        -0.14%(5)          1.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Reflects deduction of the Class T deferred sales charge of 4.00%.

(5)  Since inception performance for index is shown from 04/01/98.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

             See accompanying index descriptions on pages 40 and 41.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM MONEY MARKET FUND                                       Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President.

Goals: The Money Market Fund (the "Fund" or "Money Market") seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing all of its assets in the Class A shares of Primary Institutional Fund, a series of Reserve Institutional Trust, a registered open-end management company.

Money Market Fund Overview: Sentiment in the money markets shifted dramatically during the second quarter. Initially, the economy showed little, if any, signs of a slowdown. As a result, the market expected the Federal Reserve Bank to raise interest rates at least twice before the end of the summer. We can reach this conclusion by examining the future market for 30-day federal rates. Investors were not disappointed. The Federal Reserve Bank made an aggressive move at the May Federal Open Market Committee meeting by raising the overnight rate to 6.50%, an increase of 50 basis points. However, as more market friendly data was reported during June, it appeared that the past six Federal Reserve Bank tightenings finally were having an impact on an overheated economy. The Federal Funds futures declined. Now, money market yields are reflecting no change in Federal Reserve policy. But in recent years, the economy has experienced a second quarter slowdown only to resume its upward path later in the year. So, we believe that the Federal Reserve Bank may raise rates one more time unless solid evidence continues to demonstrate a definite slowdown.

Performance: The Pilgrim Money Market Fund's Class A shares, excluding sales charges, provided a since inception total return of 3.58% for the period November 24, 1999 through June 30, 2000. The Fund's Class B and C shares, excluding sales charges, provided a since inception total return of 3.60% and 3.58%, respectively for the period July 12, 1999 through June 30, 2000.

Portfolio Specifics: The Reserve Institutional Trust - Primary Institutional Fund's Class A shares had a 30-day current yield of 6.30% as of June 30, 2000 and an average maturity of 54 days.

Market Outlook: Going forward, we are likely to see one additional 25 basis point increase in the federal funds target.

An investment in the Pilgrim Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although this Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in this Fund.

                       THIS PAGE INTENTIONALLY LEFT BLANK

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCED FUND                                           Manager's Report
--------------------------------------------------------------------------------

Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager; G. David Underwood, Senior Vice President & Senior Portfolio Manager Robert K. Kinsey, Vice President & Senior Portfolio Manager; Charles Ullerich, Vice President & Portfolio Manager.

Goals: The Balanced Fund (the "Fund" or "Balanced") seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

Equity Market Overview: During the 12-month period ended June 30, 2000, heightened volatility punctuated the U.S. equity markets. Sentiment swung from positive to speculative to cautionary following in step with investors perceptions of economic recovery, expansion and then impending slowdown. At period end, the major indices appeared to have gone nearly nowhere, although those of the smaller stocks held on to substantial gains.

Initially, market participants still felt very positive that a global recession did not develop from earlier economic crises in Asia, Latin America and Europe. Solid economic growth in the U.S. helped as well. The broad market S&P 500 Index first responded by advancing to a then new high in July but surrendered it all over the subsequent three months, followed by a surge in late 1999. It repeated a similar pattern through the first half of 2000. Mid-sized and smaller stocks echoed this pattern, although the mid-capitalization stocks managed to hold on to more of their gains through June, 2000.

Rising interest rates over the past year were a major factor in causing the market volatility. Generally, the markets tended to sell off in anticipation of each of the rate increases. Affected most in the process were stocks of companies more sensitive to the economy, which investors traded in to and out of. Technology groups benefited the most. Investors took prices of these stocks to extremes in the fourth quarter of 1999 and again in early 2000, thinking that these companies would be insulated from any downturn. As with any market euphoria, the subsequent corrective phases were sharp. Testimony to the narrowness of the market, five companies, four of which are technology, were primarily responsible for the S&P 500 Index's return over the past year.

Bond Market Overview: The high quality bond market experienced extraordinary bouts of illiquidity up until the latter part of the second quarter of 2000. While weakness in the equity market boded well for U. S. Treasuries, a number of corporate bonds were pummelled by earnings warnings and downgrades. However, the successful completion of several record-breaking new issues marked the turnaround in spread product by late May. Agencies faced some very rough sledding early in 2000 as a congressional committee and political pundits questioned the unique relationship between the Treasury Department and Fannie Mae (FNMA) and Freddie Mac (FHLMC). Despite numerous Federal Reserve Bank tightenings, long-term Treasuries have been well bid in the face of government buybacks and signs that the domestic economy is slowing.

The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but, when combined with coupon income, total returns on the sector came close to zero.

Through the year ended June 30, 2000, the ten-year Treasury yield was basically unchanged, yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indices in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive at the end of the half with sales outpacing redemptions.

In the first half of 2000 trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half of 2000 issuance totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the one year ended June 30, 2000 the Fund's Class A shares, excluding sales charges, declined 1.01% compared to the 60% S&P 500 Index 40% Lehman Aggregate Index which provided a total return of 7.03% for the same period.

Portfolio Specifics: Appropriate sector allocation, a disciplined portfolio management approach and good stock selection for the most part produced solid equity performance in the Fund. During the final quarter of the fiscal year, the Fund absorbed another balanced fund, the stocks of which had a temporarily negative impact. The Technology, Healthcare and Retailing sectors had the most positive influence. Holdings in Texas Instruments, Warner Lambert and Walgreens appreciated nicely

A significant commitment to U. S. Treasuries on the heels of the government's buyback announcement boosted the Fund's fixed income returns. Following the under-performance of corporate bonds in the early part of the year, we added Lucent, Wal-Mart, Ford, and insured Banco Santander paper along with several agency debentures in May. We maintained our presence in puttable corporates.

Market Outlook: Though still challenged by interest rates market conditions are favorable for equity investment. Growth of corporate profits remains on track and valuations have become more reasonable. Agency debentures offer excellent relative value especially now that the Congress is unlikely to move against the government sponsored enterprises anytime soon. Despite the strong rally relative to Treasuries and swaps, we feel that selective corporate bonds are cheap. We continue to avoid event risk candidates and long-dated corporate paper, and we focus on larger more liquid issues. Recent economic data point to a nascent Federal Reserve Bank engineered slowdown, and the market consensus is for only one more tightening.

Our outlook is cautious as we continue to witness an Federal Open Market Committee that has a bias to tighten monetary policy. The danger of recession is real as the Federal Reserve Bank typically creates a soft-landing, or a slowing of economic growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. Given this it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

----------------
Portfolio
Manager's Report
----------------

                                                           PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

                                                    4/19/93    6/93     6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                                     ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Balanced Fund Class A With Sales Charge      10,000   10,411    9,697   11,622   13,527   15,381   19,482   22,580   22,353
Pilgrim Balanced Fund Class A Without Sales Charge   10,000   11,044   10,286   12,329   14,350   16,316   20,666   23,953   23,713
60% S&P 500 Index / 40% Lehman Aggregate Index       10,000   10,273   10,336   12,662   15,315   19,772   25,067   29,998   32,108


                                  Average Annual Total Returns for the Periods Ended June 30, 2000
                                   --------------------------------------------------------------
                                                              Since Inception     Since Inception    Since Inception
                                                             of Class A and C        of Class B         of Class T
                                   1 Year        5 Year          4/19/93              5/31/95            3/31/00
                                   ------        ------          -------              -------            -------
Including Sales Charge:
  Class A (1)                      -6.70%        12.63%           11.82%                  --                 --
  Class B (2)                      -6.58%           --               --                13.98%                --
  Class C (3)                      -2.53%        13.26%           12.06%                  --                 --
  Class T (5)                         --            --               --                   --              -8.16%
Excluding Sales Charge:
  Class A                          -1.01%        13.98%           12.74%                  --                 --
  Class B                          -1.58%           --               --                14.09%                --
  Class C                          -1.53%        13.26%           12.06%                  --                 --
  Class T                             --            --               --                   --              -4.34%
60% S&P 500 Index/40% Lehman
  Aggregate Index                   7.03%        20.45%           17.68%(4)            20.54%             -2.29%

Based on a $10,000 initial investment, the table above illustrate the total return of Pilgrim Balanced Fund against the 60% S&P 500 Index, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Since inception return from 4/30/93.

(5)  Reflects deduction of the Class T deferred sales charge of 4.00%.

Principal Risk Factor(s): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign securities. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

             See accompanying index descriptions on pages 40 and 41.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM CONVERTIBLE FUND                                        Manager's Report
--------------------------------------------------------------------------------

Management Team: Catherine Somhegyi, Chief Investment Officer; Douglas G. Forsyth, CFA, Partner, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael E. Yee, Portfolio Manager; Justin Kass, Investment Analyst.

Goal: The Convertible Fund (the "Fund" or "Convertible") seeks to maximize total return by investing primarily in convertible and equity securities of US companies.

Market Overview: Convertible securities posted significant gains during the fiscal year ended June 30, 2000, despite the Federal Reserve Bank hiking interest rates six times from June 1999 through May 2000. The Credit Swisse First Boston (CSFB) Convertible Index climbed 30.0%, outperforming most major US equity indexes, including the S&P 500, the Russell Midcap, and the Russell 3000 indices, which advanced 7.2%, 12.6%, and 16.4%, respectively.

Returns on convertible securities were essentially flat in the third quarter of 1999, due to investor concerns over rising interest rates and inflation. However, convertibles outperformed equities which posted single-digit declines across the majority of market capitalization segments.

Bouncing back from a lackluster three months, convertible securities closed out the millennium with their best performance on record. During the fourth quarter of 1999, the CSFB Convertible Index gained a stunning 28.3%, fueled by returns in the technology and telecommunications sectors. In fact, technology and telecommunications dominated the convertible market throughout 1999, in terms of returns, new issuance, and market composition.

In the first half of 2000, performance of the technology-biased, equity-sensitive convertible market paralleled that of technology stocks.

Following the first quarter's 6.5% gain, the convertible market declined in April and May, However, June was an excellent month for convertibles with the CSFB Index posting a 6.5% increase, led by a rebound in technology issues.

Performance: For the one year ended June 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 39.88%, substantially outperforming the CSFB Convertible Index, which was up 30.02% for the same period.

Portfolio Specifics: A sell-off in Internet-related issues had a minor negative impact on the fund's relative performance in July, as did a pullback in interest rate-sensitive telecommunications holdings in April and May.

For the entire period, however, positions in the technology and telecommunications were major contributors to the fund's strong results. Top-performing holdings included e-commerce companies Siebel Systems and BEA Systems, semiconductor firms Atmel and Conexant Systems, data storage solutions provider Veritas Software, and Vodafone Airtouch, the world's largest mobile telecommunications company.

Market Outlook: By consistently applying our bottom-up investment approach, we are optimistic that the convertible market will continue to offer attractive investment opportunities, driven by:

*    Expectations for continued strength in corporate profits

*    Signs of moderating US economic growth

* Ongoing technology-based productivity gains that should help restrain labor costs

* A potential increase in demand for convertible securities as investors seek equity-like returns with downside protection amid a volatile stock market environment

----------------
Portfolio
Manager's Report
----------------

                                                        PILGRIM CONVERTIBLE FUND
--------------------------------------------------------------------------------

                                4/19/93    6/93     6/94     6/95     6/96     6/97     6/98     6/99   6/30/00
                                 ------   ------   ------   ------   ------   ------   ------   ------   ------
Pilgrim Convertible Fund
  Class A With Sales Charge      10,000   10,308   10,743   11,744   14,308   17,368   21,139   26,189   36,650
Pilgrim Convertible Fund
  Class A Without Sales Charge   10,000   10,935   11,396   12,458   15,178   18,424   22,425   27,781   38,879
First Boston Convertible Index   10,000   10,272   10,438   12,162   14,080   16,212   18,479   20,639   26,836


                                      Average Annual Total Returns for the Periods Ended June 30, 2000
                                      ----------------------------------------------------------------
                                                                 Since Inception     Since Inception
                                                                 of Class A and C       of Class B
                                        1 Year        5 Year          4/19/93             5/31/95
                                        ------        ------          -------             -------
Including Sales Charge:
  Class A (1)                           31.84%        24.08%           19.77%                 --
  Class B (2)                           34.21%           --               --               25.25%
  Class C (3)                           38.24%        24.80%           20.00%                 --
Excluding Sales Charge:
  Class A                               39.88%        25.56%           20.75%                 --
  Class B                               39.21%           --               --               25.33%
  Class C                               39.24%        24.80%           20.00%                 --
First Boston Convertible Index          30.02%        17.13%           11.75%(4)           17.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Convertible Fund against the First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4)  Since inception performance for index is shown from 04/30/93.

Principal Risk Factor(s): The credit standing of the issuer and other factors may affect the investment value of a convertible security. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Lower rated securities may be less liquid than higher quality investments. This fund also has exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

             See accompanying index descriptions on pages 40 and 41.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized index of 500 common stocks.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The S&P Barra Value Index ia a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios

The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The Russell MidCap Index is generally representative of the smallest 800 stocks in the Russell 1000 Index as ranked by total market capitalization.

The Russell MidCap Value Index measures the performance of the 800 smallest companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell MidCap Growth Index consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index.

The S&P Major Regional Banks Index is a capitalization-weighted index of all stocks designed to measure performance of the major regional banks sector of the S&P 500 Index.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts, traded on the NASDAQ National Market System and SmallCap Market.

The MSCI EAFE Index consists of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI World Index consists of more than 1,400 securities located in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The Salomon EPAC Extended Market Index measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The Hang Seng Index is a capitalization weighted index of the stocks of leading Hong Kong corporations.

The MSCI Far East Free ex-Japan Index measures performance of securities listed on exchanges in the Far East markets excluding Japan.

-------
Pilgrim
Funds
-------

                         INDEX DESCRIPTIONS (continued)
--------------------------------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an index of fixed income securities.

The Lehman Brothers Government/Mortgage Index measures the performance of U.S. Government agencies and instrumentalities, as well as mortgage pass-through instruments issued by FNMA, FHLMC and GNMA.

The Lehman Brothers Intermediate Treasury Index is an index that measures the performance of U.S. Treasuries with maturities of less than ten years.

The Lehman Brothers High Yield Bond Index is comprised of non-investment grade bonds with maturities between seven to ten years.

The Credit Suisse First Boston High Yield Index is an index of high yield bonds rated BB or below.

The Credit Suisse First Boston Convertible Index is an index representing the universe of convertible securities.

The SET Index is a capitalization-weighted index of all the stocks traded on the Stock Exchange of Thailand.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                       THIS PAGE INTENTIONALLY LEFT BLANK

-------
Pilgrim
Funds
-------

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Pilgrim Funds:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim MagnaCap Fund, Pilgrim LargeCap Leaders Fund, Pilgrim LargeCap Growth Fund, Pilgrim MidCap Value Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Bank and Thrift Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Asia-Pacific Equity Fund, Pilgrim Government Securities Income Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund, Pilgrim High Yield Fund II, Pilgrim Money Market Fund, Pilgrim Balanced Fund and Pilgrim Convertible Fund as of June 30, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the periods indicated herein, except as described below, for all funds except for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund, and Pilgrim Convertible Fund for which we audited the related statements of changes in net assets and financial highlights for the year ended June 30, 2000 and the three-month period ended June 30, 1999, and the Pilgrim Money Market Fund for which we audited the related statements of operations, changes in net assets and financial highlights for the period from July 12, 1999 (commencement of operations) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to April 1, 1999 for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund the statements of changes in net assets and financial highlights were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodians and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of June 30, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, except as noted above, in conformity with generally accepted accounting principles.

KPMG LLP

Los Angeles, California
August 4, 2000

-----------
U.S. Equity
Funds
-----------

      STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                  LargeCap      LargeCap      MidCap        MidCap       SmallCap      Bank and
                                     MagnaCap      Leaders       Growth        Value        Growth        Growth        Thrift
                                       Fund         Fund          Fund         Fund          Fund          Fund          Fund
                                   ------------  -----------  ------------  -----------  ------------  ------------  -------------
ASSETS:
Investments in securities
  at market value*                 $406,990,017  $36,730,816  $692,005,187  $29,388,822  $540,375,016  $500,804,265  $ 353,366,711
Short-term investments at
 amortized cost                      13,465,911    2,114,000    15,448,000    3,232,000     5,417,000    13,629,000      3,552,000
Cash                                     18,204      134,890        48,707       10,210        10,714        10,278         10,717
Receivables:
 Fund shares sold                       110,400       99,464     4,625,769        6,457     1,823,383     2,650,835        334,937
 Dividends and interest                 526,663       30,282        68,627       18,894        33,989        55,133        876,810
 Investment securities sold                  --      164,029    13,331,522       82,197     6,479,797     1,372,829      1,559,651
 Other                                   33,356       20,203            --           --            --            --             --
Prepaid expenses                         28,948       26,860        41,055       20,496        35,852        25,396         29,854
                                   ------------  -----------  ------------  -----------  ------------  ------------  -------------
  Total Assets                      421,173,499   39,320,544   725,568,867   32,759,076   554,175,751   518,547,736    359,730,680
LIABILITIES:
Payable for investment securities
 purchased                            2,212,865    1,335,301    26,495,350    1,173,228     8,988,122     8,143,975        184,271
Payable for fund shares redeemed        555,164       89,266       982,741       83,628     2,948,935     2,089,753        796,715
Payable to affiliate                    417,173       45,432       857,695       46,432       670,213       653,383        408,574
Other accrued expenses and
 liabilities                            320,313       42,559       195,329       40,318       211,888       141,370        411,299
                                   ------------  -----------  ------------  -----------  ------------  ------------  -------------
  Total Liabilities                   3,505,515    1,512,558    28,531,115    1,343,606    12,819,158    11,028,481      1,800,859
                                   ------------  -----------  ------------  -----------  ------------  ------------  -------------
NET ASSETS                         $417,667,984  $37,807,986  $697,037,752  $31,415,470  $541,356,593  $507,519,255  $ 357,929,821
                                   ============  ===========  ============  ===========  ============  ============  =============
NET ASSETS CONSIST OF:
 Paid-in capital                   $286,457,020  $31,399,144  $526,337,994  $28,853,491  $291,047,773  $295,285,132  $ 407,249,948
 Undistributed net investment
  income                                872,876           --            --           --            --            --      5,574,859
 Accumulated net realized gain
  on investments                     29,968,024    1,746,427     7,618,306    1,920,781    65,413,634    25,892,989      3,133,445
 Net unrealized appreciation
  (depreciation) of investments     100,370,064    4,662,415   163,081,452      641,198   184,895,186   186,341,134    (58,028,431)
                                   ------------  -----------  ------------  -----------  ------------  ------------  -------------
 Net Assets                        $417,667,984  $37,807,986  $697,037,752  $31,415,470  $541,356,593  $507,519,255  $ 357,929,821
                                   ============  ===========  ============  ===========  ============  ============  =============
 * Cost of securities              $306,619,953  $32,068,401  $528,923,735  $28,747,624  $355,479,830  $314,463,131  $ 411,395,142

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                   LargeCap      LargeCap       MidCap        MidCap       SmallCap      Bank and
                                     MagnaCap       Leaders       Growth         Value        Growth        Growth        Thrift
                                       Fund          Fund          Fund          Fund          Fund          Fund          Fund
                                   ------------  ------------  ------------  ------------  ------------  ------------  ------------
Class A:
 Net Assets                        $303,863,754  $ 10,023,911  $186,261,267  $  8,874,538  $155,975,592  $168,239,310  $209,737,553
 Shares authorized                   80,000,000    28,000,000     unlimited    28,000,000     unlimited     unlimited   100,000,000
 Par Value                         $       1.00  $       0.10  $       0.00  $       0.00  $       0.00  $       0.00  $       0.10
 Shares outstanding                  19,184,981       631,068     4,319,579       620,787     5,536,240     9,150,735    12,770,498
 Net asset value and redemption
  price per share                  $      15.84  $      15.88  $      43.12  $      14.30  $      28.17  $      18.39  $      16.42
 Maximum offering price per
  share(1)                         $      16.81  $      16.85  $      45.75  $      15.17  $      29.89  $      19.51  $      17.42
Class B:
 Net Assets                        $ 87,166,507  $ 21,543,981  $333,256,132  $ 15,840,407  $116,333,572  $ 97,238,548  $148,192,268
 Shares authorized                   80,000,000    28,000,000     unlimited    28,000,000     unlimited     unlimited   100,000,000
 Par Value                         $       1.00  $       0.10  $       0.00  $       0.00  $       0.00  $       0.00  $       0.10
 Shares outstanding                   5,645,177     1,407,914     7,760,157     1,149,578     3,521,132     4,222,869     9,063,708
 Net asset value and redemption
  price per share(2)               $      15.44  $      15.30  $      42.94  $      13.78  $      33.04  $      23.03  $      16.35
 Maximum offering price per
  share                            $      15.44  $      15.30  $      42.94  $      13.78  $      33.04  $      23.03  $      16.35
Class C:
 Net Assets                        $  3,660,453  $  1,363,558  $152,682,354  $  2,687,960  $249,255,124  $229,472,882           n/a
 Shares authorized                   80,000,000    28,000,000     unlimited    28,000,000     unlimited     unlimited           n/a
 Par Value                         $       1.00  $       0.10  $       0.00  $       0.00  $       0.00  $       0.00           n/a
 Shares outstanding                     237,011        89,006     3,565,404       195,028     9,609,355    12,738,582           n/a
 Net asset value and redemption
  price per share(2)               $      15.44  $      15.32  $      42.82  $      13.78  $      25.94  $      18.01           n/a
 Maximum offering price per
  share                            $      15.44  $      15.32  $      42.82  $      13.78  $      25.94  $      18.01           n/a
Class M:
 Net Assets                        $ 13,049,521  $  4,677,457           n/a  $  3,873,298           n/a           n/a           n/a
 Shares authorized                   40,000,000    14,000,000           n/a    14,000,000           n/a           n/a           n/a
 Par Value                         $       1.00  $       0.10           n/a  $       0.00           n/a           n/a           n/a
 Shares outstanding                     834,479       301,320           n/a       278,473           n/a           n/a           n/a
 Net asset value and redemption
  price per share                  $      15.64  $      15.52           n/a  $      13.91           n/a           n/a           n/a
 Maximum offering price per
  share(3)                         $      16.21  $      16.09           n/a  $      14.41           n/a           n/a           n/a
Class Q:
 Net Assets                        $  9,927,749  $    199,079  $ 24,837,999  $    139,267  $ 19,792,305  $ 12,568,515           n/a
 Shares authorized                   40,000,000    28,000,000     unlimited    28,000,000     unlimited     unlimited           n/a
 Par Value                         $       1.00  $       0.10  $       0.00  $       0.00  $       0.00  $       0.00           n/a
 Shares outstanding                     626,744        12,534       568,240         9,749       554,850       614,141           n/a
 Net asset value and redemption
  price per share                  $      15.84  $      15.88  $      43.71  $      14.29  $      35.67  $      20.47           n/a
 Maximum offering price per
  share                            $      15.84  $      15.88  $      43.71  $      14.29  $      35.67  $      20.47           n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

-------------
International
Equity Funds
-------------

      STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                  Worldwide     International   International      Emerging      Asia-Pacific
                                                   Growth        Core Growth      SmallCap        Countries         Equity
                                                    Fund            Fund         Growth Fund        Fund             Fund
                                                -------------   -------------   -------------   -------------    -------------
ASSETS:
Investments in securities at market value*      $ 639,095,933   $  83,328,917   $ 645,227,279   $ 251,751,858    $  27,574,363
Short-term investments at amortized cost           27,281,000       4,042,000      66,960,000       1,218,000               --
Foreign Currency**                                        398         157,647              --       3,713,846               --
Cash                                                   23,559          10,586          10,203          10,779               --
Receivables:
  Fund shares sold                                  4,498,998         727,867       6,256,545       1,950,335          280,549
  Dividends and interest                              622,494         180,766         419,277         438,193           39,207
  Investment securities sold                        8,129,229         704,551       7,617,055       6,248,100          288,184
  Other                                                    --         167,736         118,941          40,470               --
Prepaid expenses                                       92,703          17,485          77,753          19,893           15,814
                                                -------------   -------------   -------------   -------------    -------------
    Total Assets                                  679,744,314      89,337,555     726,687,053     265,391,474       28,198,117
                                                -------------   -------------   -------------   -------------    -------------
LIABILITIES:
Payable for investment securities purchased        15,496,676         919,194       5,168,931       8,312,796               --
Payable for fund shares redeemed                    2,898,211         336,290       1,823,813       1,000,921          134,352
Payable to affiliate                                  902,056         117,569         889,977         349,236           26,659
Payable to custodian                                       --              --              --              --          219,881
Estimated tax liability on Indian investments              --              --              --         860,486               --
Other accrued expenses and liabilities                268,101         117,724         385,272         374,076          114,845
                                                -------------   -------------   -------------   -------------    -------------
    Total Liabilities                              19,565,044       1,490,777       8,267,993      10,897,515          495,737
                                                -------------   -------------   -------------   -------------    -------------
NET ASSETS                                      $ 660,179,270   $  87,846,778   $ 718,419,060   $ 254,493,959    $  27,702,380
                                                =============   =============   =============   =============    =============
NET ASSETS CONSIST OF:
  Paid-in capital                               $ 518,940,603   $  72,998,614   $ 570,256,199   $ 253,790,102    $  48,397,703
  Undistributed net investment income (loss)               --              --              --              --               --
  Accumulated net realized gain (loss) on
   investments and foreign currency
   transactions (net of foreign tax on the
   sale of Indian investments of $0, $0,
   $784,263, $4,489,899 and $0,
   respectively -- Note 2)                         16,761,834       2,514,180      46,827,954     (38,373,471)     (23,718,357)
  Net unrealized appreciation of investments
   and other assets, liabilities and forward
   contracts denominated in foreign
   currencies (net of estimated tax liability
   on Indian investments of $0, $0,
   $0, $860,486 and $0, respectively --
   Note 2)                                        124,476,833      12,333,984     101,334,907      39,077,328        3,023,034
                                                -------------   -------------   -------------   -------------    -------------
  Net Assets                                    $ 660,179,270   $  87,846,778   $ 718,419,060   $ 254,493,959    $  27,702,380
                                                =============   =============   =============   =============    =============
 * Cost of securities                           $ 514,610,089   $  70,987,938   $ 543,891,723   $ 211,815,346    $  24,528,219
** Cost of foreign currency                     $         397   $     154,193   $          --   $   3,714,465    $          --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                          Worldwide      International   International     Emerging      Asia-Pacific
                                            Growth        Core Growth      SmallCap       Countries         Equity
                                             Fund            Fund        Growth Fund         Fund            Fund
                                         ------------    ------------    ------------    ------------    ------------
Class A:
  Net Assets                             $235,341,134    $ 23,002,771    $278,480,376    $ 75,311,162    $ 11,725,688
  Shares authorized                         unlimited       unlimited       unlimited       unlimited      24,000,000
  Par Value                              $       0.00    $       0.00    $       0.00    $       0.00    $       1.00
  Shares outstanding                        7,849,453         964,854       6,801,836       3,734,633       1,621,404
  Net asset value and redemption
   price per share                       $      29.98    $      23.84    $      40.94    $      20.17    $       7.23
  Maximum offering price per share(1)    $      31.81    $      25.29    $      43.44    $      21.40    $       7.67
Class B:
  Net Assets                             $130,988,092    $ 21,542,945    $132,027,810    $ 30,321,732    $ 12,227,613
  Shares authorized                         unlimited       unlimited       unlimited       unlimited      24,000,000
  Par Value                              $       0.00    $       0.00    $       0.00    $       0.00    $       1.00
  Shares outstanding                        3,891,880         903,931       3,051,432       1,493,431       1,753,705
  Net asset value and redemption
   price per share(2)                    $      33.66    $      23.83    $      43.27    $      20.30    $       6.97
  Maximum offering price per share       $      33.66    $      23.83    $      43.27    $      20.30    $       6.97
Class C:
  Net Assets                             $239,432,294    $ 26,734,344    $144,068,173    $ 29,610,258             n/a
  Shares authorized                         unlimited       unlimited       unlimited       unlimited             n/a
  Par Value                              $       0.00    $       0.00    $       0.00    $       0.00             n/a
  Shares outstanding                        8,001,360       1,117,071       3,627,965       1,513,876             n/a
  Net asset value and redemption
   price per share(2)                    $      29.92    $      23.93    $      39.71    $      19.56             n/a
  Maximum offering price per share       $      29.92    $      23.93    $      39.71    $      19.56             n/a
Class M:
  Net Assets                                      n/a             n/a             n/a             n/a    $  3,749,079
  Shares authorized                               n/a             n/a             n/a             n/a      12,000,000
  Par Value                                       n/a             n/a             n/a             n/a    $       1.00
  Shares outstanding                              n/a             n/a             n/a             n/a         532,713
  Net asset value and redemption
   price per share                                n/a             n/a             n/a             n/a    $       7.04
  Maximum offering price per share(3)             n/a             n/a             n/a             n/a    $       7.30
Class Q:
  Net Assets                             $ 54,417,750    $ 16,566,718    $163,842,701    $119,250,807             n/a
  Shares authorized                         unlimited       unlimited       unlimited       unlimited             n/a
  Par Value                              $       0.00    $       0.00    $       0.00    $       0.00             n/a
  Shares outstanding                        1,575,894         668,527       3,783,688       5,749,575             n/a
  Net asset value and redemption
   price per share                       $      34.53    $      24.78    $      43.30    $      20.74             n/a
  Maximum offering price per share       $      34.53    $      24.78    $      43.30    $      20.74             n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------
Income
Funds
------

      STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                        Government       Strategic
                                        Securities        Income         High Yield       High Yield      Money Market
                                       Income Fund         Fund             Fund            Fund II           Fund
                                      -------------    -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at market
 value*                               $ 107,186,754    $  10,907,360    $ 285,672,209    $ 179,559,343    $          --
Investment in Reserve Institutional
 Trust Primary Institutional Fund*               --               --               --               --      100,415,833
Short-term investments at
 amortized cost                           4,658,000          289,000       13,402,935       21,501,000               --
Cash                                            576           15,968           17,906              268               --
Receivables:
 Fund shares sold                         3,569,377           86,185        1,403,965          253,636        1,228,493
 Interest                                   672,660          158,632        9,079,960        4,115,502           17,470
 Due from affiliate                              --           13,244               --               --               --
 Investment securities sold                      --          202,924        7,018,324        1,550,278               --
 Other                                        3,936               --               --            1,624               --
Prepaid expenses                             61,933               --               --           79,905           29,805
Deferred organization costs                      --           21,534           27,338               --               --
                                      -------------    -------------    -------------    -------------    -------------
  Total Assets                          116,153,236       11,694,847      316,622,637      207,061,556      101,691,601
                                      -------------    -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities
 purchased                                       --          250,000       10,993,495        5,350,000               --
Payable for securities sold short
 (proceeds of $122,387)                          --               --          117,250               --               --
Payable for fund shares redeemed          2,570,991           15,577          796,717        1,115,672        8,276,028
Payable to custodian                             --               --               --               --               58
Payable to affiliate                        101,915               --          318,118          199,982           75,291
Distributions payable                            --               --               --        1,067,065          318,915
Other accrued expenses and
 liabilities                                115,198           49,086          249,381          119,786          124,979
                                      -------------    -------------    -------------    -------------    -------------
  Total Liabilities                       2,788,104          314,663       12,474,961        7,852,505        8,795,271
                                      -------------    -------------    -------------    -------------    -------------
NET ASSETS                            $ 113,365,132    $  11,380,184    $ 304,147,676    $ 199,209,051    $  92,896,330
                                      =============    =============    =============    =============    =============
NET ASSETS CONSIST OF:
 Paid-in capital                      $ 122,508,204    $  12,441,162    $ 412,069,256    $ 235,891,108    $  92,896,330
 Undistributed (overdistributed)
  net investment income                          --          491,239               --         (256,953)              --
 Accumulated net realized loss
  on investments and foreign
  currency transactions                  (7,375,294)      (1,342,971)     (66,808,901)      (9,557,114)              --
 Net unrealized depreciation of
  investments, securities sold
  short, and other assets,
  liabilities and forward
  contracts denominated in
  foreign currencies                     (1,767,778)        (209,246)     (41,112,679)     (26,867,990)              --
                                      -------------    -------------    -------------    -------------    -------------
 Net Assets                           $ 113,365,132    $  11,380,184    $ 304,147,676    $ 199,209,051    $  92,896,330
                                      =============    =============    =============    =============    =============
 * Cost of securities                 $ 108,954,532    $  11,116,606    $ 326,790,025    $ 206,427,333    $ 100,415,833

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                    Government          Strategic
                                    Securities           Income          High Yield        High Yield       Money Market
                                    Income Fund           Fund              Fund            Fund II            Fund
                                   --------------    --------------    --------------    --------------    --------------
Class A:
 Net Assets                        $   54,206,175    $    2,726,254    $   85,869,951    $   34,415,080    $   75,430,386
 Shares authorized                  1,000,000,000         unlimited        80,000,000         unlimited         unlimited
 Par Value                         $         0.00    $         0.00    $         0.00    $         0.00    $         0.00
 Shares outstanding                     4,545,302           225,777        17,036,307         3,185,343        75,430,386
 Net asset value and redemption
  price per share                  $        11.93    $        12.07    $         5.04    $        10.80    $         1.00
 Maximum offering price per
  share(1)                         $        12.52    $        12.67    $         5.29    $        11.34    $         1.00
Class B:
 Net Assets                        $   33,692,207    $    4,460,163    $  199,617,501    $  103,246,586    $   12,035,204
 Shares authorized                  1,000,000,000         unlimited        80,000,000         unlimited         unlimited
 Par Value                         $         0.00    $         0.00    $         0.00    $         0.00    $         0.00
 Shares outstanding                     2,834,631           377,987        39,688,341         9,547,339        12,035,204
 Net asset value and redemption
  price per share(2)               $        11.89    $        11.80    $         5.03    $        10.81    $         1.00
 Maximum offering price per
  share                            $        11.89    $        11.80    $         5.03    $        10.81    $         1.00
Class C:
 Net Assets                        $    2,047,497    $    3,966,076    $    5,930,334    $   23,323,984    $    5,430,740
 Shares authorized                  1,000,000,000         unlimited        80,000,000         unlimited         unlimited
 Par Value                         $         0.00    $         0.00    $         0.00    $         0.00    $         0.00
 Shares outstanding                       170,455           322,466         1,180,360         2,156,686         5,430,740
 Net asset value and redemption
  price per share(2)               $        12.01    $        12.30    $         5.02    $        10.81    $         1.00
 Maximum offering price per
  share                            $        12.01    $        12.30    $         5.02    $        10.81    $         1.00
Class M:
 Net Assets                        $      509,983               n/a    $   12,729,862               n/a               n/a
 Shares authorized                  1,000,000,000               n/a        40,000,000               n/a               n/a
 Par Value                         $         0.00               n/a               n/a               n/a               n/a
 Shares outstanding                        42,790               n/a         2,528,298               n/a               n/a
 Net asset value and redemption
  price per share                  $        11.92               n/a    $         5.03               n/a               n/a
 Maximum offering price per
  share(3)                         $        12.32               n/a    $         5.20               n/a               n/a
Class Q:
 Net Assets                        $       21,720    $      227,691    $           28    $    6,881,569               n/a
 Shares authorized                  1,000,000,000         unlimited        80,000,000         unlimited               n/a
 Par Value                         $         0.00    $         0.00    $         0.00    $         0.00               n/a
 Shares outstanding                         1,819            19,891                 5           635,888               n/a
 Net asset value and redemption
  price per share                  $        11.94    $        11.45    $         5.60    $        10.82               n/a
 Maximum offering price per
  share                            $        11.94    $        11.45    $         5.60    $        10.82               n/a
Class T:
 Net Assets                        $   22,887,550               n/a               n/a    $   31,341,832               n/a
 Shares authorized                  1,000,000,000               n/a               n/a         unlimited               n/a
 Par Value                         $         0.00               n/a               n/a    $         0.00               n/a
 Shares outstanding                     1,924,439               n/a               n/a         2,899,430               n/a
 Net asset value and redemption
  price per share(2)               $        11.89               n/a               n/a    $        10.81               n/a
 Maximum offering price per
  share                            $        11.89               n/a               n/a    $        10.81               n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced (with the exception of the Money Market Fund).
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------------
Equity &
Income Funds
------------

      STATEMENTS OF ASSETS AND LIABILITIES FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                       Balanced     Convertible
                                                         Fund           Fund
                                                     ------------   ------------
ASSETS:
Investments in securities at market value*           $134,380,839   $463,127,528
Short-term investments at amortized cost                6,624,000     23,043,000
Cash                                                      105,422         10,916
Receivables:
 Fund shares sold                                          56,270      3,434,620
 Dividends and interest                                 1,241,211      2,756,429
 Investment securities sold                            19,843,094      2,602,778
 Other                                                         --             --
Prepaid expenses                                           51,201         45,783
                                                     ------------   ------------
  Total Assets                                        162,302,037    495,021,054
                                                     ------------   ------------
LIABILITIES:
Payable for investment securities purchased            20,326,390     10,142,819
Payable for fund shares redeemed                           40,139        415,419
Payable to affiliate                                      128,692        577,098
Other accrued expenses and liabilities                    167,522        205,513
                                                     ------------   ------------
  Total Liabilities                                    20,662,743     11,340,849
                                                     ------------   ------------
NET ASSETS                                           $141,639,294   $483,680,205
                                                     ============   ============
NET ASSETS CONSIST OF:
 Paid-in capital                                     $126,219,252   $336,593,518
 Undistributed net investment income                    1,009,916      2,762,398
 Accumulated net realized gain on investments
  and foreign currency transactions                     9,816,187     64,760,961
 Net unrealized appreciation (depreciation)
  of investments and other assets, liabilities
  and forward contracts denominated in foreign
  currencies                                            4,593,939     79,563,328
                                                     ------------   ------------
 Net Assets                                          $141,639,294   $483,680,205
                                                     ============   ============
 * Cost of securities                                $129,786,900   $383,554,153

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                      Balanced      Convertible
                                                        Fund           Fund
                                                     ------------   ------------
Class A:
 Net Assets                                          $ 63,592,296   $131,218,165
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00   $       0.00
 Shares outstanding                                     4,228,007      4,736,872
 Net asset value and redemption price per share      $      15.04   $      27.70
 Maximum offering price per share(1)                 $      15.96   $      29.39
Class B:
 Net Assets                                          $ 41,026,358   $139,704,256
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00   $       0.00
 Shares outstanding                                     2,549,070      4,626,136
 Net asset value and redemption price per share(2)   $      16.09   $      30.20
 Maximum offering price per share                    $      16.09   $      30.20
Class C:
 Net Assets                                          $ 25,838,281   $156,592,375
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00   $       0.00
 Shares outstanding                                     1,788,579      5,528,130
 Net asset value and redemption price per share(2)   $      14.45   $      28.33
 Maximum offering price per share                    $      14.45   $      28.33
Class Q:
 Net Assets                                          $    229,777   $ 56,165,409
 Shares authorized                                      unlimited      unlimited
 Par Value                                           $       0.00   $       0.00
 Shares outstanding                                        15,379      2,091,751
 Net asset value and redemption price per share      $      14.94   $      26.85
 Maximum offering price per share                    $      14.94   $      26.85
Class T:
 Net Assets                                          $ 10,952,582            n/a
 Shares authorized                                      unlimited            n/a
 Par Value                                           $       0.00            n/a
 Shares outstanding                                       680,390            n/a
 Net asset value and redemption price per share(2)   $      16.10            n/a
 Maximum offering price per share                    $      16.10            n/a

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

-----------
U.S. Equity
Funds
-----------

            STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                        LargeCap         LargeCap          MidCap
                                       MagnaCap          Leaders          Growth            Value
                                         Fund             Fund             Fund             Fund
                                     -------------    -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes     $   6,411,880    $     447,922    $     979,861    $     410,689
 Interest                                1,359,240          110,892        1,001,252           89,322
                                     -------------    -------------    -------------    -------------
  Total investment income                7,771,120          558,814        1,981,113          500,011
                                     -------------    -------------    -------------    -------------
EXPENSES:
 Investment management fees              3,251,123          382,174        2,997,541          396,010
 Distribution expenses                   2,175,698          300,365        3,229,574          292,106
 Transfer agent and registrar fees         721,472           95,282          638,226          117,873
 Shareholder reporting                     146,421           15,238          145,839           16,015
 Registration and filing fees              100,509           55,876           87,246           51,863
 Recordkeeping and pricing fees             82,218            6,352           66,942            8,653
 Professional fees                          60,170            5,810           39,618            6,239
 Custodian fees                             52,887            6,805           45,643            7,779
 Shareholder servicing fee                  31,735            4,056           27,554            5,230
 Directors' fees                            29,515            3,311           16,842            3,607
 Insurance                                  21,139            1,899              998            2,452
 Miscellaneous                              13,160            1,097            7,788            2,341
 Interest and credit facility fee            6,126              483           15,244              645
 Organization expense                           --           27,603               --           27,602
                                     -------------    -------------    -------------    -------------
  Total expenses                         6,692,173          906,351        7,319,055          938,415
                                     -------------    -------------    -------------    -------------
 Less:
  Waived and reimbursed fees                    --           31,375               --           48,900
  Earnings credits                             740              548           19,972            1,712
                                     -------------    -------------    -------------    -------------
  Net expenses                           6,691,433          874,428        7,299,083          887,803
                                     -------------    -------------    -------------    -------------
  Net investment income (loss)           1,079,687         (315,614)      (5,317,970)        (387,792)
                                     -------------    -------------    -------------    -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain from
  investments                           29,968,024        2,990,062       13,498,698        2,719,300
 Net change in unrealized
  appreciation (depreciation)
  of investments                       (35,597,984)      (1,997,225)     147,558,169       (9,096,135)
                                     -------------    -------------    -------------    -------------
 Net gain (loss) from investments       (5,629,960)         992,837      161,056,867       (6,376,835)
                                     -------------    -------------    -------------    -------------
  NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        $  (4,550,273)   $     677,223    $ 155,738,897    $  (6,764,627)
                                     =============    =============    =============    =============

                                        MidCap          SmallCap         Bank and
                                        Growth           Growth           Thrift
                                         Fund             Fund             Fund
                                     -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes     $     240,274    $     413,944    $  13,965,652
 Interest                                  831,678          913,329          243,551
                                     -------------    -------------    -------------
  Total investment income                1,071,952        1,327,273       14,209,203
                                     -------------    -------------    -------------
EXPENSES:
 Investment management fees              3,101,608        4,206,863        3,609,716
 Distribution expenses                   3,308,958        3,219,847        2,893,803
 Transfer agent and registrar fees         561,763          610,182        1,564,384
 Shareholder reporting                     172,610          167,232          125,600
 Registration and filing fees               82,483           91,096           96,425
 Recordkeeping and pricing fees             77,837           81,596           89,510
 Professional fees                          45,075           56,326           75,093
 Custodian fees                             54,743           85,460           58,848
 Shareholder servicing fee                  23,703           25,209           43,262
 Directors' fees                            16,500           22,000           35,000
 Insurance                                   4,793            5,699           17,558
 Miscellaneous                              86,883          185,057           16,809
 Interest and credit facility fee            3,556           34,152            7,957
 Organization expense                           --               --               --
                                     -------------    -------------    -------------
  Total expenses                         7,540,512        8,790,719        8,633,965
                                     -------------    -------------    -------------
 Less:
  Waived and reimbursed fees                10,354          204,352               --
  Earnings credits                           5,832               --               --
                                     -------------    -------------    -------------
  Net expenses                           7,524,326        8,586,367        8,633,965
                                     -------------    -------------    -------------
  Net investment income (loss)          (6,452,374)      (7,259,094)       5,575,238
                                     -------------    -------------    -------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain from
  investments                           85,093,448       85,003,902        3,137,070
 Net change in unrealized
  appreciation (depreciation)
  of investments                       119,946,995      102,235,975     (157,531,125)
                                     -------------    -------------    -------------
 Net gain (loss) from investments      205,040,443      187,239,877     (154,394,055)
                                     -------------    -------------    -------------
  NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                        $ 198,588,069    $ 179,980,783    $(148,818,817)
                                     =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------------
International
Equity Funds
-------------

            STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                   Worldwide      International    International      Emerging       Asia-Pacific
                                                    Growth         Core Growth       SmallCap         Countries         Equity
                                                     Fund             Fund          Growth Fund         Fund             Fund
                                                 -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                 $   2,256,981    $     499,020    $   1,791,777    $   1,758,417    $     429,859
 Interest                                            1,470,882          205,365        2,145,159          283,787           74,595
                                                 -------------    -------------    -------------    -------------    -------------
  Total investment income                            3,727,863          704,385        3,936,936        2,042,204          504,454
                                                 -------------    -------------    -------------    -------------    -------------
EXPENSES:
 Investment management fees                          4,327,642          698,942        4,285,711        2,773,339          413,123
 Distribution expenses                               3,131,578          469,453        2,448,107        1,048,773          213,232
 Transfer agent and registrar fees                     628,483          168,428          561,375          517,621          119,865
 Shareholder reporting                                 160,859           28,436          167,665           81,878           11,979
 Registration and filing fees                           43,713           78,072           83,587           77,620           36,084
 Recordkeeping and pricing fees                         76,299           12,186           78,302           40,236            5,738
 Professional fees                                      51,263           11,733           54,085           39,069            4,847
 Custodian fees                                        271,713          182,792          416,042          642,280          126,026
 Shareholder servicing fee                              24,761            9,609           28,293           14,946            6,210
 Directors' fees                                        18,000            5,000           34,991           15,000            2,183
 Insurance                                               2,281              618            7,472            2,182            2,068
 Miscellaneous                                         126,776           40,471           12,587           23,960            2,043
 Interest and credit facility fee                        4,496           14,115           23,117           63,592            4,822
 Organization expense                                       --               --               --               --           27,603
                                                 -------------    -------------    -------------    -------------    -------------
  Total expenses                                     8,867,864        1,719,855        8,201,334        5,340,496          975,823
                                                 -------------    -------------    -------------    -------------    -------------
 Less:
  Waived and reimbursed fees                                --          212,567               --          346,154          145,502
                                                 -------------    -------------    -------------    -------------    -------------
  Net expenses                                       8,867,864        1,507,288        8,201,334        4,994,342          830,321
                                                 -------------    -------------    -------------    -------------    -------------
  Net investment loss                               (5,140,001)        (802,903)      (4,264,398)      (2,952,138)        (325,867)
                                                 -------------    -------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments (net of foreign tax on the sale
   of Indian investments of $0, $0,
   $784,263, $4,489,899 and $0,
   respectively -- Note 2)                          32,664,018        8,378,791       60,928,025       39,798,714        7,546,867
  Foreign currency transactions                     (1,744,754)        (485,310)      (2,124,426)        (303,058)         (47,823)
 Net change in unrealized appreciation
  (depreciation) of:
  Investments (net of change in estimated tax
   liability on Indian investments of $0, $0,
   $0, $860,486 and $0, respectively --
   Note 2)                                          91,768,013        7,216,928       73,841,040       (3,923,323)      (5,418,615)
  Translation of other assets, liabilities and
   forward contracts denominated in
   foreign currencies                                   24,751           19,816            3,241           72,100          305,601
                                                 -------------    -------------    -------------    -------------    -------------
 Net gain from investments and foreign
  currencies                                       122,712,028       15,130,225      132,647,880       35,644,433        2,386,030
                                                 -------------    -------------    -------------    -------------    -------------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     $ 117,572,027    $  14,327,322    $ 128,383,482    $  32,692,295    $   2,060,163
                                                 =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

            STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                             Government      Strategic
                                             Securities        Income        High Yield      High Yield     Money Market
                                            Income Fund         Fund            Fund           Fund II         Fund*
                                            ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes            $         --    $     65,811    $      4,556    $    110,519    $         --
 Interest                                      3,789,634       1,073,053      41,985,263      12,270,565       2,010,152
                                            ------------    ------------    ------------    ------------    ------------
  Total investment income                      3,789,634       1,138,864      41,989,819      12,381,084       2,010,152
                                            ------------    ------------    ------------    ------------    ------------
EXPENSES:
 Investment management fees                      263,407          59,874       2,204,503         634,448              --
 Distribution expenses                           295,808          87,058       2,810,735         887,809         164,855
 Transfer agent and registrar fees               116,224         110,300         512,832         168,720          39,317
 Shareholder reporting                            39,349           6,894         132,754          48,679          19,525
 Registration and filing fees                     48,021          76,124         141,878          65,175          32,932
 Recordkeeping and pricing fees                    8,994          10,474          82,633          23,058          10,937
 Professional fees                                19,934           4,341          58,764          27,764          13,063
 Custodian fees                                   16,274           6,768          65,868          20,371           7,898
 Shareholder servicing fee                         2,551           4,683          17,387           5,385           1,739
 Directors' fees                                   2,491             961          23,000           5,957             890
 Insurance                                         1,312             247          17,921           1,844             710
 Miscellaneous                                     5,222           7,570          95,047           9,369             551
 Interest and credit facility fee                    448           1,218          19,712           6,241              59
 Organization expenses                                --              --              --              --         115,945
 Administrative fee                                   --              --              --              --          80,974
 Merger Fees                                      32,450              --              --          77,210              --
                                            ------------    ------------    ------------    ------------    ------------
  Total expenses                                 852,485         376,512       6,183,034       1,982,030         489,395
                                            ------------    ------------    ------------    ------------    ------------
 Less:
  Waived and reimbursed fees                          --         208,068         423,592         218,609         101,689
  Earnings credits                                 1,131             174              --              --             844
                                            ------------    ------------    ------------    ------------    ------------
  Net expenses                                   851,354         168,270       5,759,442       1,763,421         386,862
                                            ------------    ------------    ------------    ------------    ------------
  Net investment income                        2,938,280         970,594      36,230,377      10,617,663       1,623,290
                                            ------------    ------------    ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss from:
  Investments                                   (942,655)       (763,126)    (25,618,407)     (5,014,882)             --
  Foreign currency transactions                       --          (1,151)             --              --              --
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                                    192,297         132,524     (31,769,051)     (2,564,989)             --
  Translation of other assets, liabilities
   and forward contracts denominated in
   foreign currencies                                 --             897              --              --              --
                                            ------------    ------------    ------------    ------------    ------------
 Net loss from investments and foreign
  currencies                                    (750,358)       (630,856)    (57,387,458)     (7,579,871)             --
                                            ------------    ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                $  2,187,922    $    339,738    $(21,157,081)   $  3,037,792    $  1,623,290
                                            ============    ============    ============    ============    ============

----------
* Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

            STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                         Balanced         Convertible
                                                                           Fund              Fund
                                                                       -------------      ------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                                       $     623,513      $  3,844,668
 Interest                                                                  2,269,878         7,216,183
                                                                       -------------      ------------
  Total investment income                                                  2,893,391        11,060,851
                                                                       -------------      ------------
EXPENSES:
 Investment management fees                                                  476,583         2,652,928
 Distribution expenses                                                       475,933         2,697,003
 Transfer agent and registrar fees                                           186,550           444,782
 Shareholder reporting                                                        44,134           126,626
 Registration and filing fees                                                 13,913            62,729
 Recordkeeping and pricing fees                                               21,505            69,402
 Professional fees                                                            38,871            48,814
 Custodian fees                                                               14,996            56,900
 Shareholder servicing fee                                                     7,816            24,890
 Directors' fees                                                               3,180            15,000
 Insurance                                                                       801             2,892
 Miscellaneous                                                                15,536            74,289
 Interest and credit facility fee                                                347             9,316
 Merger Fees                                                                  29,494               --
                                                                       -------------      ------------
  Total expenses                                                           1,329,659         6,285,571
                                                                       -------------      ------------
 Less:
  Waived and reimbursed fees                                                 179,601               --
  Earnings credits                                                             1,211            51,091
                                                                       -------------      ------------
  Net expenses                                                             1,148,847         6,234,480
                                                                       -------------      ------------
  Net investment income                                                    1,744,544         4,826,371
                                                                       -------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                                             10,482,329        70,655,086
  Foreign currency transactions                                                 (713)              --
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                            (17,791,175)       29,680,606
                                                                       -------------      ------------
 Net gain (loss) from investments and foreign currencies                  (7,309,559)      100,335,692
                                                                       -------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $  (5,565,015)     $105,162,063
                                                                       =============      ============

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          MagnaCap Fund                 LargeCap Leaders Fund
                                                  ------------------------------    ------------------------------
                                                      Year             Year            Year             Year
                                                      Ended            Ended           Ended            Ended
                                                    June 30,          June 30,        June 30,         June 30,
                                                      2000             1999             2000             1999
                                                  -------------    -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $   1,079,687    $   1,122,179    $    (315,614)   $    (160,435)
Net realized gain from investments                   29,968,024       49,186,475        2,990,062        3,547,281
Net change in unrealized appreciation
 (depreciation) of investments                      (35,597,984)      17,754,811       (1,997,225)       1,974,289
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                          (4,550,273)      68,063,465          677,223        5,361,135
                                                  -------------    -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (1,051,329)        (714,666)              --               --
 Advisory and institutional classes                          --               --               --               --
From net realized gains:
 Retail class                                       (48,878,271)     (45,964,037)      (4,377,644)        (706,104)
 Advisory and institutional classes                          --               --               --               --
                                                  -------------    -------------    -------------    -------------
Total distributions                                 (49,929,600)     (46,678,703)      (4,377,644)        (706,104)
                                                  -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    169,844,202      272,199,176       18,374,425       16,009,174
Shares resulting from dividend reinvestments         45,853,052       37,748,339        4,014,953          647,165
Cost of shares redeemed                            (245,236,862)    (270,865,970)     (19,261,366)     (11,675,377)
Redemption of Class I shares                                n/a              n/a              n/a              n/a
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (29,539,608)      39,081,545        3,128,012        4,980,962
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in net assets               (84,019,481)      60,466,307         (572,409)       9,635,993
                                                  -------------    -------------    -------------    -------------
Net assets, beginning of period                     501,687,465      441,221,158       38,380,395       28,744,402
                                                  -------------    -------------    -------------    -------------
Net assets, end of period                         $ 417,667,984    $ 501,687,465    $  37,807,986    $  38,380,395
                                                  =============    =============    =============    =============
Undistributed net investment income (loss)        $     872,876    $     536,313    $          --    $          --
                                                  =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


            LargeCap Growth Fund                        MidCap Value Fund
---------------------------------------------     -----------------------------
    Year         Three Months       Year              Year            Year
    Ended           Ended           Ended             Ended           Ended
  June 30,        June 30,        March 31,         June 30,        June 30,
    2000            1999            1999              2000            1999
-------------   -------------   -------------     -------------   -------------
$  (5,317,970)  $    (163,823)  $    (196,384)    $    (387,792)  $    (644,817)
   13,498,698       2,418,689       5,409,155         2,719,300         426,848
  147,558,169       6,320,924       9,499,395        (9,096,135)     (1,161,622)
-------------   -------------   -------------     -------------   -------------
  155,738,897       8,575,790      14,712,166        (6,764,627)     (1,379,591)
-------------   -------------   -------------     -------------   -------------

           --              --              --                --              --
           --              --              --                --              --

   (2,953,187)             --        (262,973)         (275,268)     (5,331,934)
     (132,325)             --         (41,543)               --              --
-------------   -------------   -------------     -------------   -------------
   (3,085,512)             --        (304,516)         (275,268)     (5,331,934)
-------------   -------------   -------------     -------------   -------------
  532,535,020      52,500,065      35,925,823         8,647,560      13,030,899
    2,521,879              --         292,849           249,416       4,471,463
  (93,636,480)     (3,028,700)    (11,532,699)      (30,837,351)    (31,686,611)
          n/a      (6,420,194)             --               n/a             n/a
-------------   -------------   -------------     -------------   -------------
  441,420,419      43,051,171      24,685,973       (21,940,375)    (14,184,249)
-------------   -------------   -------------     -------------   -------------
  594,073,804      51,626,961      39,093,623       (28,980,270)    (20,895,774)
-------------   -------------   -------------     -------------   -------------
  102,963,948      51,336,987      12,243,364        60,395,740      81,291,514
-------------   -------------   -------------     -------------   -------------
$ 697,037,752   $ 102,963,948   $  51,336,987     $  31,415,470   $  60,395,740
=============   =============   =============     =============   =============
$          --   $          --   $    (225,010)    $          --   $          --
=============   =============   =============     =============   =============

-----------
U.S. Equity
Funds
-----------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                MidCap Growth Fund                             SmallCap Growth Fund
                                   ---------------------------------------------   -----------------------------------------------
                                       Year        Three Months        Year            Year        Three Months         Year
                                      Ended           Ended           Ended           Ended           Ended            Ended
                                     June 30,        June 30,        March 31,       June 30,        June 30,         March 31,
                                       2000            1999            1999            2000            1999             1999
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Increase (decrease) in net assets
 from operations:
Net investment income (loss)       $  (6,452,374)  $  (1,221,010)  $  (4,514,125)  $  (7,259,094)  $  (1,566,497)  $    (7,200,570)
Net realized gain from
 investments                          85,093,448      37,699,336      47,761,620      85,003,902      67,438,450        86,043,833
Net change in unrealized
 appreciation (depreciation) of
 investments                         119,946,995     (14,395,996)      8,536,297     102,235,975     (18,557,187)      (93,770,559)
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets from operations              198,588,069      22,082,330      51,783,792     179,980,783      47,314,766       (14,927,296)
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                 --              --              --              --              --                --
 Advisory and institutional
  classes                                     --              --              --              --              --                --
From net realized gains:
 Retail class                        (85,719,464)             --     (17,157,024)   (153,334,528)             --       (43,179,861)
 Advisory and institutional
  classes                             (2,677,684)             --      (6,615,537)     (5,061,980)             --       (10,999,123)
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Total distributions                  (88,397,148)             --     (23,772,561)   (158,396,508)             --       (54,178,984)
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Capital Share Transactions:
Net proceeds from sale of shares     353,806,052      14,162,841     158,133,048     364,010,289      17,931,971       972,155,767
Shares resulting from dividend
 reinvestments                        78,987,177              --      12,306,426     136,805,877              --        42,870,637
Cost of shares redeemed             (281,762,942)    (21,991,325)   (249,866,820)   (331,453,908)    (33,776,345)   (1,191,789,767)
Redemption of Class I shares                 n/a    (168,592,944)             --             n/a    (221,318,827)              n/a
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                  151,030,287    (176,421,428)    (79,427,346)    169,362,258    (237,163,201)     (176,763,363)
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Net increase (decrease) in net
 assets                              261,221,208    (154,339,098)    (51,416,115)    190,946,533    (189,848,435)     (245,869,643)
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Net assets, beginning of period      280,135,385     434,474,483     485,890,598     316,572,722     506,421,157       752,290,800
                                   -------------   -------------   -------------   -------------   -------------   ---------------
Net assets, end of period          $ 541,356,593   $ 280,135,385   $ 434,474,483   $ 507,519,255   $ 316,572,722   $   506,421,157
                                   =============   =============   =============   =============   =============   ===============
Undistributed net investment
 income (loss)                     $          --   $          --   $ (21,862,409)  $          --   $          --   $   (36,692,610)
                                   =============   =============   =============   =============   =============   ===============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


     Bank and Thrift Fund
--------------------------------
     Year               Year
    Ended              Ended
   June 30,           June 30,
     2000              1999
-------------      -------------
$   5,575,238      $   6,195,132

    3,137,070         86,792,727

 (157,531,125)      (179,566,903)
-------------      -------------

 (148,818,817)       (86,579,044)
-------------      -------------

   (3,905,691)        (4,375,894)

          n/a                n/a

  (70,854,746)       (19,782,011)

          n/a                n/a
-------------      -------------
  (74,760,437)       (24,157,905)
-------------      -------------

   63,452,556        306,625,647

   58,391,711         15,433,927
 (285,960,147)      (374,806,089)
          n/a                n/a
-------------      -------------

 (164,115,880)       (52,746,515)
-------------      -------------

 (387,695,134)      (163,483,464)
-------------      -------------
  745,624,955        909,108,419
-------------      -------------
$ 357,929,821      $ 745,624,955
=============      =============

$   5,574,859      $   3,311,373
=============      =============

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Worldwide Growth Fund
                                                  -----------------------------------------------
                                                      Year         Three Months         Year
                                                     Ended             Ended           Ended
                                                    June 30,         June 30,         March 31,
                                                      2000             1999             1999
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $  (5,140,001)   $    (238,891)   $  (1,461,258)
Net realized gain (loss) from investment
 and foreign currency transactions
 (net of foreign tax on the sale of Indian
 investments -- Note 2)                              30,919,264        4,825,170       34,449,340
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies
 (net of estimated tax liability on Indian
 investments -- Note 2)                              91,792,764       20,367,556       12,614,021
                                                  -------------    -------------    -------------
Net increase in net assets
 from operations                                    117,572,027       24,953,835       45,602,103
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                                --               --         (136,708)
 Advisory and institutional classes                          --               --         (337,084)
From net realized gains:
 Retail class                                       (34,175,463)              --      (20,785,812)
 Advisory and institutional classes                  (3,489,639)              --         (483,831)
                                                  -------------    -------------    -------------
Total distributions                                 (37,665,102)              --      (21,743,435)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    664,789,596       53,831,659      242,170,764
Shares resulting from dividend reinvestments         33,052,649               --        5,494,245
Cost of shares redeemed                            (337,872,684)     (25,822,612)    (168,874,579)
Redemption of Class I shares                                n/a      (80,662,778)              --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    359,969,561      (52,653,731)      78,790,430
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               439,876,486      (27,699,896)     102,649,098
                                                  -------------    -------------    -------------
Net assets, beginning of period                     220,302,784      248,002,680      145,353,582
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 660,179,270    $ 220,302,784    $ 248,002,680
                                                  =============    =============    =============
Undistributed net investment income (loss)        $          --    $          --    $  (7,189,744)
                                                  =============    =============    =============

                                                            International Core Growth Fund
                                                  -----------------------------------------------
                                                      Year         Three Months         Year
                                                     Ended            Ended            Ended
                                                    June 30,         June 30,         March 31,
                                                      2000             1999             1999
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                      $    (802,903)   $      69,633    $    (310,557)
Net realized gain (loss) from investment
 and foreign currency transactions
 (net of foreign tax on the sale of Indian
 investments -- Note 2)                               7,893,481        3,913,039         (528,900)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies
 (net of estimated tax liability on Indian
 investments -- Note 2)                               7,236,744        4,018,188       13,512,294
                                                  -------------    -------------    -------------
Net increase in net assets
 from operations                                     14,327,322        8,000,860       12,672,837
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                                --               --         (205,129)
 Advisory and institutional classes                      (1,678)              --          (29,622)
From net realized gains:
 Retail class                                        (2,344,229)              --         (155,723)
 Advisory and institutional classes                    (591,813)              --          (13,021)
                                                  -------------    -------------    -------------
Total distributions                                  (2,937,720)              --         (403,495)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    192,088,330       35,644,077      173,884,589
Shares resulting from dividend reinvestments          2,747,516               --          228,203
Cost of shares redeemed                            (164,147,202)     (47,242,674)     (82,311,581)
Redemption of Class I shares                                n/a     (112,851,333)              --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                     30,688,644     (124,449,930)      91,801,211
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets                42,078,246     (116,449,070)     104,070,553
                                                  -------------    -------------    -------------
Net assets, beginning of period                      45,768,532      162,217,602       58,147,049
                                                  -------------    -------------    -------------
Net assets, end of period                         $  87,846,778    $  45,768,532    $ 162,217,602
                                                  =============    =============    =============
Undistributed net investment income (loss)        $          --    $      69,633    $    (647,924)
                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------



           International SmallCap Growth Fund                           Emerging Countries Fund
-----------------------------------------------------    -----------------------------------------------------
     Year            Three Months          Year               Year            Three Months          Year
    Ended              Ended              Ended              Ended              Ended              Ended
   June 30,           June 30,           March 31,          June 30,           June 30,           March 31,
     2000               1999               1999               2000               1999               1999
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$    (4,264,398)   $      (217,461)   $      (725,193)   $    (2,952,138)   $       (30,573)   $      (444,466)
     58,803,599          5,331,912          8,225,524         39,495,656         11,238,884        (83,823,307)
     73,844,281         11,694,205         14,357,916         (3,851,223)        51,126,351         10,517,870
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    128,383,482         16,808,656         21,858,247         32,692,295         62,334,662        (73,749,903)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
             --                 --                 --                 --                 --           (105,494)
             --                 --            (76,552)                --                 --           (676,244)
    (11,843,967)                --         (2,163,953)                --                 --           (685,405)
     (5,303,370)                --         (1,836,179)                --                 --           (431,659)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    (17,147,337)                --         (4,076,684)                --                 --         (1,898,802)
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
  1,305,859,725         48,190,262        194,823,908        250,385,738         38,136,033        234,887,012
     15,848,417                 --          3,425,742                 --                 --          1,499,434
   (832,581,584)       (30,396,046)      (142,304,879)      (211,768,273)       (31,982,656)      (160,102,083)
            n/a        (73,163,306)                --                n/a       (167,510,018)                --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    489,126,558        (55,369,090)        55,944,771         38,617,465       (161,356,641)        76,284,363
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    600,362,703        (38,560,434)        73,726,334         71,309,760        (99,021,979)           635,658
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
    118,056,357        156,616,791         82,890,457        183,184,199        282,206,178        281,570,520
---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$   718,419,060    $   118,056,357    $   156,616,791    $   254,493,959    $   183,184,199    $   282,206,178
===============    ===============    ===============    ===============    ===============    ===============
$            --    $            --    $    (1,982,021)   $            --    $            --    $    (2,164,624)
===============    ===============    ===============    ===============    ===============    ===============

-------------
International
Equity Funds
-------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Asia-Pacific Equity Fund
                                                 ------------------------------
                                                      Year             Year
                                                     Ended            Ended
                                                    June 30,         June 30,
                                                     2000             1999
                                                 -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment loss                              $    (325,867)   $     (83,355)
Net realized gain (loss) from investment and
 foreign currency transactions                       7,499,044       (6,670,421)
Net change in unrealized appreciation
 of investments and translation of other
 assets, liabilities and forward contracts
 denominated in foreign currencies                  (5,113,014)      20,223,587
                                                 -------------    -------------
Net increase in net assets from operations           2,060,163       13,469,811
                                                 -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                               --               --
 Advisory and institutional classes                        n/a              n/a
From net realized gains:
 Retail class                                               --               --
 Advisory and institutional classes                        n/a              n/a
                                                 -------------    -------------
Total distributions                                         --               --
                                                 -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                   103,757,205      137,827,549
Shares resulting from dividend reinvestments                --               --
Cost of shares redeemed                           (110,675,525)    (143,882,119)
Redemption of Class I shares                               n/a              n/a
                                                 -------------    -------------
Net decrease in net assets resulting
 from capital share transactions                    (6,918,320)      (6,054,570)
                                                 -------------    -------------
Net increase (decrease) in net assets               (4,858,157)       7,415,241
                                                 -------------    -------------
Net assets, beginning of period                     32,560,537       25,145,296
                                                 -------------    -------------
Net assets, end of period                        $  27,702,380    $  32,560,537
                                                 =============    =============
Undistributed net investment income (loss)       $          --    $          --
                                                 =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Government Securities Income Fund                Strategic Income Fund
                                                  -----------------------------------------------    ------------------------------
                                                       Year            Year             Year         Three Months         Year
                                                      Ended           Ended            Ended            Ended            Ended
                                                     June 30,        June 30,         June 30,         June 30,         March 31,
                                                       2000            1999             2000             1999             1999
                                                  -------------    -------------    -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $   2,938,280    $   2,202,024    $     970,594    $     388,563    $   1,615,239
Net realized gain (loss) from investment
 and foreign currency transactions                     (942,655)        (852,058)        (764,277)        (459,604)         330,860
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies            192,297         (887,365)         133,421          (72,404)        (372,395)
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                           2,187,922          462,601          339,738         (143,445)       1,573,704
                                                  -------------    -------------    -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (2,747,609)      (2,211,069)        (951,573)        (187,766)        (621,335)
 Advisory and institutional classes                         (51)              --          (14,213)        (121,982)        (934,712)
From net realized gains:
 Retail class                                                --               --               --               --         (151,772)
 Advisory and institutional classes                          --               --               --               --         (442,876)
                                                  -------------    -------------    -------------    -------------    -------------
Total distributions                                  (2,747,660)      (2,211,069)        (965,786)        (309,748)      (2,150,695)
                                                  -------------    -------------    -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     92,583,796       54,413,622       17,563,244       24,148,535       30,254,792
Net proceeds from shares issued in merger            81,062,688              n/a              n/a              n/a       10,271,727
Shares resulting from dividend reinvestmests          1,404,424        1,167,365          496,450          108,053        1,714,149
Cost of shares redeemed                             (95,368,858)     (46,715,437)     (22,583,786)     (25,920,629)     (20,857,342)
Redemption of Class I shares                                n/a              n/a              n/a      (17,917,765)             n/a
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                     79,682,050        8,865,550       (4,524,092)     (19,581,806)      21,383,326
                                                  -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                79,122,312        7,117,082       (5,150,140)     (20,034,999)      20,806,335
                                                  -------------    -------------    -------------    -------------    -------------
Net assets, beginning of period                      34,242,820       27,125,738       16,530,324       36,565,323       15,758,988
                                                  -------------    -------------    -------------    -------------    -------------
Net assets, end of period                         $ 113,365,132    $  34,242,820    $  11,380,184    $  16,530,324    $  36,565,323
                                                  =============    =============    =============    =============    =============
Undistributed net investment income               $          --    $          --    $     491,239    $     138,021    $      59,206
                                                  =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

------
Income
Funds
------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        High Yield Fund
                                                 ------------------------------
                                                     Year             Year
                                                    Ended            Ended
                                                   June 30,         June 30,
                                                     2000             1999
                                                 -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                            $  36,230,377    $  32,082,228
Net realized loss from investment and
 foreign currency transactions                     (25,618,407)     (39,880,708)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies       (31,769,051)      (9,008,796)
                                                 -------------    -------------
Net increase (decrease) in net assets from
 operations                                        (21,157,081)     (16,807,276)
                                                 -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                      (36,230,374)     (33,382,295)
 Advisory and institutional classes                         (3)              --
Tax return of capital
 Retail class                                       (2,218,003)        (604,370)
 Advisory and institutional classes                         --               --
                                                 -------------    -------------
Total distributions                                (38,448,380)     (33,986,665)
                                                 -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                   169,075,396      338,787,788
Net proceeds from shares issued in merger                  n/a              n/a
Shares resulting from dividend reinvestments        14,545,896       15,394,375
Cost of shares redeemed                           (237,672,115)    (162,095,950)
Redemption of Class I shares                               n/a              n/a
                                                 -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions         (54,050,823)     192,086,213
                                                 -------------    -------------
Net increase (decrease) in net assets             (113,656,284)     141,292,272
                                                 -------------    -------------
Net assets, beginning of period                    417,803,960      276,511,688
                                                 -------------    -------------
Net assets, end of period                        $ 304,147,676    $ 417,803,960
                                                 =============    =============
Undistributed (overdistributed) net
 investment income                               $          --    $          --
                                                 =============    =============


                                                                   High Yield Fund II                     Money Market Fund
                                                  -----------------------------------------------------    ---------------
                                                       Year            Three Months          Year             Period*
                                                      Ended               Ended             Ended              Ended
                                                     June 30,           June 30,           March 31,          June 30,
                                                       2000               1999               1999               2000
                                                  ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $    10,617,663    $     2,117,917    $     7,088,233    $     1,623,290
Net realized loss from investment and
 foreign currency transactions                         (5,014,882)        (1,651,059)        (2,958,000)                --
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies           (2,564,989)         1,222,666         (2,908,667)                --
                                                  ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets from
 operations                                             3,037,792          1,689,524          1,221,566          1,623,290
                                                  ---------------    ---------------    ---------------    ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                         (10,642,507)        (1,816,752)        (6,010,027)        (1,623,290)
 Advisory and institutional classes                      (408,689)          (243,368)        (1,342,628)               n/a
Tax return of capital
 Retail class                                                  --                 --                 --                 --
 Advisory and institutional classes                            --                 --                 --                n/a
                                                  ---------------    ---------------    ---------------    ---------------
Total distributions                                   (11,051,196)        (2,060,120)        (7,352,655)        (1,623,290)
                                                  ---------------    ---------------    ---------------    ---------------
Capital Share Transactions:
Net proceeds from sale of shares                       52,761,331          5,060,774        103,808,906      1,294,364,112
Net proceeds from shares issued in merger             142,232,354                n/a                n/a                n/a
Shares resulting from dividend reinvestments            4,467,190            636,667          3,545,605            661,338
Cost of shares redeemed                               (72,762,619)       (12,563,115)       (31,561,090)    (1,202,129,120)
Redemption of Class I shares                                  n/a        (11,636,641)                --                n/a
                                                  ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
 from capital share transactions                      126,698,256        (18,502,315)        75,793,421         92,896,330
                                                  ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                 118,684,852        (18,872,911)        69,662,332         92,896,330
                                                  ---------------    ---------------    ---------------    ---------------
Net assets, beginning of period                        80,524,199         99,397,110         29,734,778                 --
                                                  ---------------    ---------------    ---------------    ---------------
Net assets, end of period                         $   199,209,051    $    80,524,199    $    99,397,110    $    92,896,330
                                                  ===============    ===============    ===============    ===============
Undistributed (overdistributed) net
 investment income                                $            --    $      (193,920)   $      (251,717)   $            --
                                                  ===============    ===============    ===============    ===============

----------
* Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Balanced Fund
                                                  -----------------------------------------------
                                                      Year         Three Months         Year
                                                     Ended            Ended            Ended
                                                    June 30,         June 30,         March 31,
                                                      2000             1999             1999
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $   1,744,544    $     149,349    $     568,429
Net realized gain from investment and foreign
 currency transactions                               10,481,616        4,490,910        3,763,578
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies        (17,791,175)      (4,167,142)       1,187,390
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                          (5,565,015)         473,117        5,519,397
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                          (788,708)         (96,590)        (606,434)
 Advisory and institutional classes                      (4,652)            (798)         (29,342)
From net realized gains:
 Retail class                                        (7,318,123)              --       (5,988,621)
 Advisory and institutional classes                     (37,408)              --         (133,020)
                                                  -------------    -------------    -------------
Total distributions                                  (8,148,891)         (97,388)      (6,757,417)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                     14,115,466        2,993,582       12,882,116
Net proceeds from shares issued in merger           120,445,073              n/a              n/a
Shares resulting from dividend reinvestments          6,982,714           41,034        5,548,500
Cost of shares redeemed                             (24,486,297)      (2,512,012)     (12,665,619)
Redemption of Class I shares                                n/a              n/a              n/a
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    117,056,956          522,604        5,764,997
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               103,343,050          898,333        4,526,977
                                                  -------------    -------------    -------------
Net assets, beginning of period                      38,296,244       37,397,911       32,870,934
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 141,639,294    $  38,296,244    $  37,397,911
                                                  =============    =============    =============
Undistributed (overdistributed) net investment
 income                                           $   1,009,916    $     (16,013)   $     (67,974)
                                                  =============    =============    =============

                                                                 Convertible Fund
                                                  -----------------------------------------------
                                                      Year         Three Months         Year
                                                     Ended            Ended            Ended
                                                    June 30,         June 30,         March 31,
                                                      2000             1999             1999
                                                  -------------    -------------    -------------
Increase (decrease) in net assets from
 operations:
Net investment income                             $   4,826,371    $   1,054,881    $   5,162,409
Net realized gain from investment and foreign
 currency transactions                               70,655,086       13,167,798       25,455,864
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies         29,680,606        3,889,849       19,262,427
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets from
 operations                                         105,162,063       18,112,528       49,880,700
                                                  -------------    -------------    -------------
Distributions to shareholders:
From net investment income:
 Retail class                                        (2,701,792)        (742,927)      (2,822,214)
 Advisory and institutional classes                    (450,509)         (88,744)      (2,357,057)
From net realized gains:
 Retail class                                       (38,767,375)              --       (3,158,579)
 Advisory and institutional classes                  (3,361,906)              --         (915,964)
                                                  -------------    -------------    -------------
Total distributions                                 (45,281,582)        (831,671)      (9,253,814)
                                                  -------------    -------------    -------------
Capital Share Transactions:
Net proceeds from sale of shares                    220,047,461       28,114,039       83,841,725
Net proceeds from shares issued in merger                   n/a              n/a              n/a
Shares resulting from dividend reinvestments         38,566,753          465,422        6,950,787
Cost of shares redeemed                             (93,851,800)     (13,251,963)     (66,351,226)
Redemption of Class I shares                                n/a      (91,378,691)              --
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    164,762,414      (76,051,193)      24,441,286
                                                  -------------    -------------    -------------
Net increase (decrease) in net assets               224,642,895      (58,770,336)      65,068,172
                                                  -------------    -------------    -------------
Net assets, beginning of period                     259,037,310      317,807,646      252,739,474
                                                  -------------    -------------    -------------
Net assets, end of period                         $ 483,680,205    $ 259,037,310    $ 317,807,646
                                                  =============    =============    =============
Undistributed (overdistributed) net investment
 income                                           $   2,762,398    $     195,337    $     (27,873)
                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MAGNACAP FUND                                                 HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class A
                                            -----------------------------------------------
                                                              Year Ended June 30,
                                              2000      1999      1998      1997      1996
                                              ----      ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     17.69     17.07     15.92     16.69     14.03
 Income from investment operations:
 Net investment income (loss)           $      0.07      0.07      0.04      0.10      0.09
 Net realized and unrealized gains on
 investments                            $     (0.08)     2.37      3.02      4.16      2.87
 Total from investment operations       $     (0.01)     2.44      3.06      4.26      2.96
 Less distributions from:
 Net investment income                  $      0.05      0.04      0.06      0.12      0.06
 Net realized gains on investments      $      1.79      1.78      1.85      4.91      0.24
 Net asset value, end of period         $     15.84     17.69     17.07     15.92     16.69
 Total Return(2):                       %     (0.36)    15.93     20.53     30.82     21.31

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   303,864   368,508   348,759   290,355   235,393
 Ratios to average net assets:
 Expenses(3)                            %      1.29      1.35      1.37      1.46      1.68
 Net investment income (loss)(3)        %      0.41      0.41      0.29      0.64      0.54
 Portfolio turnover rate                %        26        48        53        77        15


                                                                Class B
                                        ------------------------------------------------------
                                                                                     July 17,
                                                                                    1995(1) to
                                                    Year Ended June 30,              June 30,
                                              2000      1999      1998      1997      1996
                                              ----      ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     17.36     16.86     15.81     16.59     14.22
 Income from investment operations:
 Net investment income (loss)           $     (0.05)    (0.04)    (0.04)       --      0.06
 Net realized and unrealized gains on
 investments                            $     (0.08)     2.32      2.97      4.13      2.61
 Total from investment operations       $     (0.13)     2.28      2.93      4.13      2.67
 Less distributions from:
 Net investment income                  $        --        --      0.03       --       0.06
 Net realized gains on investments      $      1.79      1.78      1.85      4.91      0.24
 Net asset value, end of period         $     15.44     17.36     16.86     15.81     16.59
 Total Return(2):                       %     (1.11)    15.12     19.76     29.92     18.98

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    87,167   116,227    77,787    37,427    10,509
 Ratios to average net assets:
 Expenses(3)                            %      1.99      2.05      2.07      2.16      2.38
 Net investment income (loss)(3)        %     (0.29)    (0.29)    (0.41)    (0.04)     0.07
 Portfolio turnover rate                %        26        48        53        77        15

                                                    Class C                            Class M
                                             --------------------    ---------------------------------------------
                                              Year       June 1,                                         July 17,
                                              ended    1999(1) to                                       1995(1) to
                                             June 30,   June 30,               Year ended June 30,       June 30,
                                              2000        1999        2000      1999     1998     1997     1996
                                              ----        ----        ----      ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     17.37       16.69       17.51     16.95    15.87    16.63    14.22
 Income from investment operations:
 Net investment income (loss)           $     (0.10)         --       (0.01)    (0.01)      --     0.02     0.08
 Net realized and unrealized gains on
 investments                            $     (0.04)       0.68       (0.06)     2.35     2.98     4.16     2.63
 Total from investment operations       $     (0.14)       0.68       (0.07)     2.34     2.98     4.18     2.71
 Less distributions from:
 Net investment income                  $        --          --        0.01        --     0.05     0.03     0.06
 Net realized gains on investments      $      1.79          --        1.79      1.78     1.85     4.91     0.24
 Net asset value, end of period         $     15.44       17.37       15.64     17.51    16.95    15.87    16.63
 Total Return(2):                       %     (1.17)       4.07       (0.71)    15.41    20.00    30.26    19.26

Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     3,660         601      13,050    16,351   14,675    6,748    1,961
 Ratios to average net assets:
 Expenses(3)                            %      1.99        1.12        1.74      1.80     1.82     1.91     2.13
 Net investment income (loss)(3)        %     (0.29)       0.42       (0.04)    (0.04)   (0.16)    0.22     0.32
 Portfolio turnover rate                %        26          48          26        48       53       77       15

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM LARGECAP LEADERS FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A
                                             ---------------------------------------------
                                                                                  Sept. 1,
                                                                                  1995 to
                                                        Year Ended June 30,       June 30,
                                              2000     1999     1998(2)   1997    1996(1)
                                              ----     ----     -------   ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     17.35    14.70    14.17     11.77    10.00
 Income from investment operations:
 Net investment income (loss)           $     (0.04)      --     0.01      0.06     0.07
 Net realized and unrealized gains on
 investments                            $      0.57     3.00     2.30      2.63     1.87
 Total from investment operations       $      0.53     3.00     2.31      2.69     1.94
 Less distributions from:
 Net investment income                  $        --       --       --      0.05     0.08
 Net realized gains on investments      $      2.00     0.35     1.78      0.24     0.09
 Net asset value, end of period         $     15.88    17.35    14.70     14.17    11.77
 Total Return(4):                       %      3.05    20.66    17.71     23.24    19.56
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    10,024    8,506    7,606     8,961    2,530
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(5)(6)                    %      1.75     1.75     1.75      1.75     1.75
 Gross expenses prior to expense
 reimbursement(5)                       %      1.84     1.98     2.28      2.33     5.44
 Net investment income (loss) after
 expense reimbursement(5)(6)            %     (0.27)   (0.04)    0.03      0.41     0.65
 Portfolio turnover rate                %        39       87       78        86       59


                                                               Class B
                                            ----------------------------------------------
                                                                                  Sept. 1,
                                                                                  1995 to
                                                     Year Ended June 30,          June 30,
                                              2000     1999     1998(2)   1997    1996(1)
                                              ----     ----     -------   ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period   $     16.90    14.44    14.04     11.71    10.00
 Income from investment operations:
 Net investment income (loss)           $     (0.17)   (0.09)   (0.10)    (0.02)    0.06
 Net realized and unrealized gains on
 investments                            $      0.57     2.90     2.28      2.59     1.81
 Total from investment operations       $      0.40     2.81     2.18      2.57     1.87
 Less distributions from:
 Net investment income                  $        --       --       --        --     0.07
 Net realized gains on investments      $      2.00     0.35     1.78      0.24     0.09
 Net asset value, end of period         $     15.30    16.90    14.44     14.04    11.71
 Total Return(4):                       %      2.30    19.71    16.91     22.23    18.85
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    21,544   24,213   15,605    13,611    1,424
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(5)(6)                    %      2.50     2.50     2.50      2.50     2.50
 Gross expenses prior to expense
 reimbursement(5)                       %      2.59     2.73     3.03      3.08     5.79
 Net investment income (loss) after
 expense reimbursement(5)(6)            %     (1.02)   (0.79)   (0.72)    (0.35)   (0.25)
 Portfolio turnover rate                %        39       87       78        86       59


                                                             Class C                         Class M
                                                      --------------------  ------------------------------------------
                                                        Year     June 17,                                     Sept. 1,
                                                       Ended    1999(3) to                                    1995 to
                                                      June 30,   June 30,            Year Ended June 30,      June 30,
                                                        2000      1999      2000     1999    1998(2)   1997   1996(1)
                                                        ----      ----      ----     ----    -------   ----   -------
Per Share Operating Performance:
 Net asset value, beginning of period             $    16.92      16.54     17.08    14.55    14.10    11.73   10.00
 Income from investment operations:
 Net investment income (loss)                     $    (0.06)        --     (0.14)   (0.09)   (0.07)      --    0.06
 Net realized and unrealized gains on
 investments                                      $     0.46       0.38      0.58     2.97     2.30     2.62    1.83
 Total from investment operations                 $     0.40       0.38      0.44     2.88     2.23     2.62    1.89
 Less distributions from:
 Net investment income                            $      --          --        --       --       --     0.01    0.07
 Net realized gains on investments                $     2.00         --      2.00     0.35     1.78     0.24    0.09
 Net asset value, end of period                   $    15.32      16.92     15.52    17.08    14.55    14.10   11.73
 Total Return(4):                                 %     2.30       2.30      2.54    20.04    17.20    22.58   19.06
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $    1,364         --     4,677    5,661    5,533    4,719   1,240
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)   %     2.50         --      2.25     2.25     2.25     2.25    2.25
 Gross expenses prior to expense
 reimbursement(5)                                 %     2.59         --      2.34     2.48     2.78     2.83    5.90
 Net investment income (loss) after expense
 reimbursement(5)(6)                              %    (1.02)        --     (0.77)   (0.54)   (0.47)   (0.10)   0.06
 Portfolio turnover rate                          %       39         87        39       87       78       86      59

----------
(1)  The Fund commenced operations on September 1, 1995.
(2) Effective November 1, 1997, Pilgrim Investments, Inc. assumed the portfolio investment responsibilities of the Fund from ARK Asset Management Company, Inc.
(3)  Commencement of offering shares.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM LARGECAP GROWTH FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class A
                                            ----------------------------------------------
                                              Year    Three months     Year      July 21,
                                             Ended       ended         ended    1997(1) to
                                            June 30,    June 30,     March 31,  March 31,
                                              2000       1999(2)       1999       1998
                                              ----       -------       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     28.09       24.94        15.73      12.50
 Income from investment operations:
 Net investment income (loss)           $     (0.22)      (0.02)       (0.08)     (0.03)
 Net realized and unrealized gains on
 investments                            $     15.63        3.17         9.77       3.29
 Total from investment operations       $     15.41        3.15         9.69       3.26
 Less distributions from:
 Net investment income                  $        --          --           --         --
 Net realized gains on investments      $      0.38          --         0.48       0.03
 Net asset value, end of period         $     43.12       28.09        24.94      15.73
 Total Return(3):                       %     55.35       12.63        63.06      62.35
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   186,261      30,108       12,445      4,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.36        1.43         1.59       1.60
 Gross expenses prior to expense
 reimbursement(4)                       %      1.36        1.45         2.24       4.70
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (0.87)      (0.56)       (0.65)     (0.87)
 Portfolio turnover                     %       139          27          253        306

                                                               Class B
                                            ----------------------------------------------
                                              Year    Three months     Year      July 21,
                                             Ended       ended         ended    1997(1) to
                                            June 30,    June 30,     March 31,  March 31,
                                              2000       1999(2)       1999       1998
                                              ----       -------       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     28.15       25.04        15.64      12.50
 Income from investment operations:
 Net investment income (loss)           $     (0.39)      (0.05)       (0.08)     (0.07)
 Net realized and unrealized gains on
 investments                            $     15.56        3.16         9.71       3.24
 Total from investment operations       $     15.17        3.11         9.63       3.17
 Less distributions from:
 Net investment income                  $        --          --           --         --
 Net realized gains on investments      $      0.38         --          0.23       0.03
 Net asset value, end of period         $     42.94       28.15        25.04      15.64
 Total Return(3):                       %     55.37       12.42        62.28      61.08
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   333,256      49,057       20,039      3,187
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      2.01        2.08         2.24       2.25
 Gross expenses prior to expense
 reimbursement(4)                       %      2.01        2.10         2.89       4.78
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (1.52)      (1.21)       (1.28)     (1.36)
 Portfolio turnover                     %       139          27          253        306

                                                               Class C
                                            ----------------------------------------------
                                              Year    Three months     Year      July 21,
                                             Ended       ended         ended    1997(1) to
                                            June 30,    June 30,     March 31,  March 31,
                                              2000       1999(2)       1999       1998
                                              ----       -------       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     28.07       24.97        15.63      12.50
 Income from investment operations:
 Net investment income (loss)           $     (0.35)      (0.06)       (0.07)     (0.05)
 Net realized and unrealized gains on
 investments                            $     15.48        3.16         9.65       3.24
 Total from investment operations       $     15.13        3.10         9.58       3.19
 Less distributions from:
 Net investment income                  $        --          --           --         --
 Net realized gains on investments      $      0.38          --         0.24       0.06
 Net asset value, end of period         $     42.82       28.07        24.97      15.63
 Total Return(3):                       %     54.38       12.41        61.97      61.38
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   152,682      17,755        8,004        960
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      2.01        2.08         2.25       2.25
 Gross expenses prior to expense
 reimbursement(4)                       %      2.01        2.10         2.90       7.79
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (1.52)      (1.21)       (1.26)     (1.49)
 Portfolio turnover                     %       139          27          253        306

----------
(1)  The Fund commenced operations on July 21, 1997.
(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                             PILGRIM MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                                       -------------------------------------------
                                                                                          Sept. 1,
                                                                                          1995 to
                                                             Year Ended June 30,          June 30,
                                                        2000    1999     1998     1997    1996(1)
                                                        ----    ----     ----     ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period             $    15.65    16.79    14.64    11.99    10.00
 Income from investment operations:
 Net investment income (loss)                     $    (0.09)   (0.09)   (0.07)   (0.02)    0.13
 Net realized and unrealized gains
 on investments                                   $    (1.17)    0.12     2.71     2.85     1.91
 Total from investment operations                 $    (1.26)    0.03     2.64     2.83     2.04
 Less distributions from:
 Net investment income                            $       --       --       --     0.07     0.05
 Net realized gains on investments                $     0.09     1.17     0.49     0.11       --
 Net asset value, end of period                   $    14.30    15.65    16.79    14.64    11.99
 Total Return(3):                                 %    (8.05)    0.95    18.40    23.89    20.48
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $    8,875   18,621   27,485   16,985    2,389
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %     1.75     1.75     1.75     1.75     1.75
 Gross expenses prior to expense
 reimbursement(4)                                 %     1.88     1.79     1.78     1.94     4.91
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %    (0.49)   (0.48)   (0.53)   (0.13)    2.00
 Portfolio turnover rate                          %      122      109       85       86       60


                                                                        Class B                           Class C
                                                  ------------------------------------------------  --------------------
                                                                                          Sept. 1,    Year      June 2,
                                                                                          1995 to     Ended     1999 to
                                                              Year Ended June 30,         June 30,   June 30,   June 30,
                                                       2000     1999     1998     1997    1996(1)      2000     1999(2)
                                                       ----     ----     ----     ----    --------     ----     -------
Per Share Operating Performance:
 Net asset value, beginning of period             $    15.21    16.47    14.49    11.94     10.00     15.20      14.84
 Income from investment operations:
 Net investment income (loss)                     $    (0.23)   (0.21)   (0.18)   (0.05)     0.07     (0.02)     (0.02)
 Net realized and unrealized gains
 on investments                                   $    (1.11)    0.12     2.65     2.76      1.90     (1.31)      0.38
 Total from investment operations                 $    (1.34)   (0.09)    2.47     2.71      1.97     (1.33)      0.36
 Less distributions from:
 Net investment income                            $       --       --       --     0.05      0.03        --         --
 Net realized gains on investments                $     0.09     1.17     0.49     0.11        --      0.09         --
 Net asset value, end of period                   $    13.78    15.21    16.47    14.49     11.94     13.78      15.20
 Total Return(3):                                 %    (8.81)    0.21    17.40    22.95     19.80     (8.75)      2.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $   15,840   31,223   40,575   23,258     2,123     2,688         47
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)   %     2.50     2.50     2.50     2.50      2.50      2.50       2.50
 Gross expenses prior to expense
 reimbursement(4)                                 %     2.63     2.54     2.53     2.69      5.32      2.63       2.54
 Net investment income (loss) after expense
 reimbursement(4)(5)                              %    (1.24)   (1.23)   (1.28)   (0.90)     1.27     (1.24)     (1.23)
 Portfolio turnover rate                          %      122      109       85       86        60       122        109


                                                                        Class M
                                                  ------------------------------------------------
                                                                                          Sept. 1,
                                                                                          1995 to
                                                              Year Ended June 30,         June 30,
                                                        2000    1999     1998     1997    1996(1)
                                                        ----    ----     ----     ----    --------
Per Share Operating Performance:
 Net asset value, beginning of period             $    15.30    16.52    14.49    11.93     10.00
 Income from investment operations:
 Net investment income (loss)                     $    (0.23)   (0.17)   (0.15)   (0.03)     0.06
 Net realized and unrealized gains
 on investments                                   $    (1.07)    0.12     2.67     2.76      1.91
 Total from investment operations                 $    (1.30)   (0.05)    2.52     2.73      1.97
 Less distributions from:
 Net investment income                            $       --       --       --     0.06      0.04
 Net realized gains on investments                $     0.09     1.17     0.49     0.11       --
 Net asset value, end of period                   $    13.91    15.30    16.52    14.49     11.93
 Total Return(3):                                 %    (8.49)    0.46    17.76    23.21     19.82
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $    3,873   10,504   13,232    8,378     1,731
 Ratios to average net assets:
 Net expenses after expense reimbursement:(4)(5)  %     2.25     2.25     2.25     2.25      2.25
 Gross expenses prior to expense
 reimbursement:(4)                                %     2.38     2.29     2.28     2.44      4.72
 Net investment income (loss) after expense
 reimbursement:(4)(5)                             %    (0.99)   (0.98)   (1.03)   (0.63)     1.16
 Portfolio turnover rate                          %      122      109       85       86        60

----------
(1)  The Fund commenced operations on September 1, 1995.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MIDCAP GROWTH FUND                                            HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class A
                                             --------------------------------------------------------
                                                        Three
                                               Year     months
                                              Ended     ended
                                             June 30,  June 30,         Year ended March 31,
                                               2000    1999(1)    1999     1998      1997      1996
                                               ----    -------    ----     ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      21.34    19.93     18.63     16.80     18.37     13.61
 Income from investment operations:
 Net investment income (loss)           $      (0.22)   (0.06)    (0.50)    (0.14)    (0.17)    (0.18)
 Net realized and unrealized gains on
 investments                            $      14.08     1.47      3.17      6.50      0.57      4.94
 Total from investment operations       $      13.86     1.41      2.67      6.36      0.40      4.76
 Less distributions from:
 Net investment income                  $         --       --        --        --        --        --
 Net realized gains on investments      $       7.03       --      1.37      4.53      1.97        --
 Net asset value, end of period         $      28.17    21.34     19.93     18.63     16.80     18.37
 Total Return(3):                       %      77.33     7.07     15.36     41.81      1.09     35.07
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    155,976   66,586    67,550    90,619    76,108    77,275
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       1.36     1.49      1.56      1.57      1.60      1.58
 Gross expenses prior to expense
 reimbursement(4)                       %       1.36     1.50      1.64      1.66      1.56      1.56
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (1.10)   (1.20)    (1.04)    (1.33)    (1.05)    (0.91)
 Portfolio turnover                     %        148       55       154       200       153       114


                                                                       Class B
                                        ---------------------------------------------------------------
                                                        Three
                                               Year     months                                 May 31,
                                              Ended     ended                                1995(2) to
                                             June 30,  June 30,     Year ended March 31,      March 31,
                                               2000    1999(1)    1999      1998      1997      1996
                                               ----    -------    ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      25.18     23.54    21.55     16.33     16.25     12.50
 Income from investment operations:
 Net investment income (loss)           $      (0.41)    (0.11)   (0.42)    (0.25)    (0.17)    (0.09)
 Net realized and unrealized gains on
 investments                            $      16.55      1.75     3.42      6.74      0.25      3.84
 Total from investment operations       $      16.14      1.64     3.00      6.49      0.08      3.75
 Less distributions from:
 Net investment income                  $         --        --       --        --        --        --
 Net realized gains on investments      $       8.28        --     1.01      1.27        --        --
 Net asset value, end of period         $      33.04     25.18    23.54     21.55     16.33     16.25
 Total Return(3):                       %      76.28      6.97    14.59     40.84     (0.49)    30.00
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    116,334    49,335   45,876    46,806    29,002    11,186
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.01      2.14     2.22      2.22      2.25      2.22
 Gross expenses prior to expense
 reimbursement(4)                       %       2.01      2.14     2.29      2.21      2.66      3.39
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (1.75)    (1.85)   (1.69)    (1.99)    (1.69)    (1.61)
 Portfolio turnover                     %        148        55      154       200       153       114

                                                                        Class C
                                             ------------------------------------------------------------
                                                          Three
                                                Year      months
                                               Ended      ended
                                              June 30,   June 30,          Year ended March 31,
                                                2000     1999(1)    1999      1998      1997      1996
                                                ----     -------    ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      19.78       18.49     17.15     16.48     18.06     13.45
 Income from investment operations:
 Net investment income (loss)           $      (0.38)      (0.09)    (0.61)    (0.28)    (0.32)    (0.27)
 Net realized and unrealized gains on
 investments                            $      13.04        1.38      2.97      6.26      0.62      4.88
 Total from investment operations       $      12.66        1.29      2.36      5.98      0.30      4.61
 Less distributions from:
 Net investment income                  $         --          --        --        --        --        --
 Net realized gains on investments      $       6.50          --      1.02      5.31      1.88        --
 Net asset value, end of period         $      25.94       19.78     18.49     17.15     16.48     18.06
 Total Return(3):                       %      76.18        6.98     14.60     40.95      0.56     34.28
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    249,255     144,832   141,685   166,849   157,501   177,461
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.01        2.14      2.23      2.27      2.14      2.14
 Gross expenses prior to expense
 reimbursement(4)                       %       2.01        2.14      2.30      2.33      2.17      2.14
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (1.75)      (1.85)    (1.70)    (2.01)    (1.59)    (1.47)
 Portfolio turnover                     %        148          55       154       200       153       114

----------
(1) Effective May 24, 1999, Pilgrim Investment Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                          PILGRIM SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       Class A
                                            ---------------------------------------------------------------
                                                         Three
                                              Year       months
                                             Ended       ended
                                            June 30,    June 30,            Year ended March 31,
                                              2000       1999(1)     1999      1998       1997       1996
                                              ----       -------     ----      ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     19.08       16.72      19.75      15.15      17.93      13.06
 Income from investment operations:
 Net investment income (loss)           $     (0.20)      (0.06)     (0.85)     (0.08)     (0.22)     (0.20)
 Net realized and unrealized gains
 (loss) on investments                  $      9.24        2.42       0.69       6.91     (0.66)       5.09
 Total from investment operations       $      9.04        2.36      (0.16)      6.83     (0.88)       4.89
 Less distributions from:
 Net investment income                  $       --           --         --         --         --         --
 Net realized gains on investments      $      9.73          --       2.87       2.23       1.90       0.02
 Net asset value, end of period         $     18.39       19.08      16.72      19.75      15.15      17.93
 Total Return(3):                       %     60.66       14.11       0.37      46.32      (6.26)     37.48
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   168,239     102,641     94,428    201,943    121,742    138,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.62        1.70       1.85       1.89       1.72       1.74
 Gross expenses prior to expense
 reimbursement(4)                       %      1.67        1.74       1.95       1.90       1.72       1.74
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (1.31)      (1.46)     (1.32)     (1.85)     (1.26)     (1.20)
 Portfolio turnover                     %       127          32         90         92        113        130


                                                                   Class B
                                        ---------------------------------------------------------------
                                                       Three
                                             Year     months                                  May 31,
                                            Ended      ended                                 1995(2) to
                                           June 30,   June 30,        Year ended March 31,    March 31,
                                             2000     1999(1)    1999      1998      1997       1996
                                             ----     -------    ----      ----      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $    24.05     21.12     22.53     15.51     16.69      12.50
 Income from investment operations:
 Net investment income (loss)           $   (0.34)     (0.12)    (0.53)    (0.27)    (0.21)     (0.14)
 Net realized and unrealized gains
 (loss) on investments                  $    11.56      3.05      0.33      7.29     (0.97)      4.33
 Total from investment operations       $    11.22      2.93     (0.20)     7.02     (1.18)      4.19
 Less distributions from:
 Net investment income                  $       --        --        --        --        --         --
 Net realized gains on investments      $    12.24        --      1.21        --        --         --
 Net asset value, end of period         $    23.03     24.05     21.12     22.53     15.51      16.69
 Total Return(3):                       %    59.68     13.87     (0.29)    45.26     (7.07)     33.52
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   97,239    49,448    45,140    55,215    28,030     13,626
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     2.27      2.35      2.57      2.62      2.61       2.58
 Gross expenses prior to expense
 reimbursement(4)                       %     2.32      2.39      2.66      2.63      2.73       3.26
 Net investment income (loss) after
 expense reimbursement(4)(5)            %    (1.96)    (2.11)    (2.03)    (2.59)    (2.13)     (2.09)
 Portfolio turnover                     %      127        32        90        92       113        130


                                                                      Class C
                                            -----------------------------------------------------------
                                                        Three
                                              Year      months
                                             Ended      ended
                                            June 30,   June 30,          Year ended March 31,
                                              2000      1999(1)    1999      1998      1997     1996
                                              ----      -------    ----      ----      ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     18.81      16.51     18.62     14.69     17.62     12.96
 Income from investment operations:
 Net investment income (loss)           $     (0.30)     (0.09)    (0.84)    (0.38)    (0.31)    (0.29)
 Net realized and unrealized gains on
 investments                            $      9.07       2.39      0.61      6.84     (0.63)      5.03
 Total from investment operations       $      8.77       2.30     (0.23)     6.46     (0.94)      4.74
 Less distributions from:
 Net investment income                  $        --         --        --        --        --        --
 Net realized gains on investments      $      9.57         --      1.88      2.53      1.99      0.08
 Net asset value, end of period         $     18.01      18.81     16.51     18.62     14.69     17.62
 Total Return(3):                       %     59.67      13.93     (0.24)    45.40     (6.81)     37.18
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $   229,473    153,471   144,597   225,025   182,907   207,332
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      2.27       2.35      2.51      2.57      2.35      2.35
 Gross expenses prior to expense
 reimbursement(4)                       %      2.32       2.39      2.60      2.59      2.35      2.35
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (1.96)     (2.11)    (1.97)    (2.53)    (1.89)    (1.81)
 Portfolio turnover                     %       127         32        90        92       113       130

----------
(1) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for less periods than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM BANK AND THRIFT FUND                                          HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    Class A
                                                    -----------------------------------------------------------------------
                                                                             Six
                                                       Year       Year      months                                   Year
                                                      Ended      ended      ended                                   Ended
                                                     June 30,   June 30,   June 30,    Year ended December 31,     June 30,
                                                       2000       1999     1998(3)    1997     1996     1995(1)      2000
                                                       ----       ----     -------    ----     ----     -------      ----
Per Share Operating Performance:
 Net asset value, beginning of year              $    24.38      27.52      25.87     17.84    14.83     10.73      24.21
Income (loss) from investment operations:
 Net investment income                           $     0.32       0.29       0.11      0.34     0.32      0.31       0.22
Net realized and unrealized gains (loss) on
investments                                      $    (5.30)     (2.70)      1.54     10.83     5.18      4.78      (5.32)
 Total from investment operations                $    (4.98)     (2.41)      1.65     11.17     5.50      5.09      (5.10)
Less distributions from:
 Net investment income                           $     0.25       0.18         --      0.31     0.35      0.34       0.03
Net realized gains on investments                $     2.73       0.55         --      2.65     2.14      0.65       2.73
 Tax return of capital                           $       --         --         --      0.18       --        --         --
Net asset value, end of year                     $    16.42      24.38      27.52     25.87    17.84     14.83      16.35
 Closing market price, end of year                       --         --         --        --    15.75     12.88         --
Total Investment Return At Market Value(4)       %       --         --         --        --    43.48     52.81         --
 Total Investment Return At Net Asset Value(5)   %   (22.44)     (8.61)      6.38     64.86    41.10     49.69     (23.00)
Ratios/Supplemental Data:
 Net assets, end of year ($millions)             $      210        403        549       383      252       210        148
Ratio to average net assets:
 Expenses(6)                                     %     1.41       1.39       1.20      1.10     1.01      1.05       2.16
Net investment income(6)                         %     1.46       1.09       0.94      1.39     1.94      2.37       0.71
 Portfolio turnover rate                         %       10         29          2        22       21        13         10


                                                             Class B
                                                 ----------------------------------
                                                                 Six
                                                     Year      months     Oct. 20,
                                                    ended       ended    1997(2) to
                                                   June 30,    June 30,    Dec. 31,
                                                     1999      1998(3)       1997

Per Share Operating Performance:
 Net asset value, beginning of year              $   27.40      25.85      25.25
 Income (loss) from investment operations:
 Net investment income                           $    0.08       0.01       0.04
 Net realized and unrealized gains (loss) on
 investments                                     $   (2.66)      1.54       2.92
 Total from investment operations                $   (2.58)      1.55       2.96
 Less distributions from:
 Net investment income                           $    0.06         --       0.04
 Net realized gains on investments               $    0.55         --       2.04
 Tax return of capital                           $      --         --       0.28
 Net asset value, end of year                    $   24.21      27.40      25.85
 Closing market price, end of year                      --         --         --
 Total Investment Return At Market Value(4)      %      --         --         --
 Total Investment Return At Net Asset Value(5)   %   (9.31)      6.00      11.88
Ratios/Supplemental Data:
 Net assets, end of year ($millions)             $     343        360         76
 Ratio to average net assets:
 Expenses(6)                                     %     2.14      1.95       1.89
 Net investment income(6)                        %     0.34      0.19       0.99
 Portfolio turnover rate                         %       29         2         22

----------
(1) Pilgrim Investments, Inc., the Fund's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(2)  Commencement of offering shares.
(3)  Effective June 30, 1998, Bank and Thrift Fund changed its year end to June
     30.
(4) Total return was calculated at market value without deduction of sales commissions and assuming reinvestment of all dividends and distributions during the period.
(5) Total return is calculated at net asset value without deduction of sales commissions and assumes reinvestment of all dividends and distributions during the period. Total investment returns based on net asset value, which can be higher or lower than market value, may result in substantially different returns than total return based on market value. For all periods prior to January 1, 1997, the total returns presented are unaudited.
(6)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           Class A
                                             ----------------------------------------------------------------
                                                          Three
                                               Year       months
                                              Ended       ended
                                             June 30,    June 30,           Year ended March 31,
                                               2000      1999(1)      1999     1998       1997       1996
                                               ----      -------      ----     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      23.58       21.39      19.33      16.88      16.57      14.29
 Income from investment operations:
 Net investment income (loss)           $      (0.15)         --      (0.02)      0.04      (0.16)     (0.07)
 Net realized and unrealized gains
 (loss) on investments                  $       9.62        2.19       5.78       5.33       2.20       2.86
 Total from investment operations       $       9.47        2.19       5.76       5.37       2.04       2.79
 Less distributions from:
 Net investment income                  $         --          --       0.06         --         --       0.12
 Net realized gains on investments      $       3.07          --       3.64       2.92       1.73       0.39
 Net asset value, end of period         $      29.98       23.58      21.39      19.33      16.88      16.57
 Total Return(3):                       %      42.43       10.24      33.56      34.55      12.51      19.79
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    235,341      66,245     49,134     38,647     24,022     23,481
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       1.67        1.75       1.86       1.86       1.85       1.85
 Gross expenses prior to expense
 reimbursement(4)                       %       1.67        1.75       2.02       2.21       2.17       2.17
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (0.79)      (0.03)     (0.62)     (0.69)     (0.93)     (0.35)
 Portfolio turnover                     %        169          57        247        202        182        132


                                                                    Class B
                                        ---------------------------------------------------------------
                                                       Three
                                            Year       months                                  May 31,
                                           Ended       ended                                 1995(2) to
                                          June 30,    June 30,     Year ended March 31,       March 31,
                                            2000      1999(1)    1999      1998      1997       1996
                                            ----      -------    ----      ----      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period  $     26.64      24.21     20.10     16.02     14.34    12.50
 Income from investment operations:
 Net investment income (loss)          $     (0.28)     (0.03)    (0.08)    (0.17)    (0.14)   (0.05)
 Net realized and unrealized gains
 (loss) on investments                 $     10.76       2.46      6.25      5.44      1.82     1.89
 Total from investment operations      $     10.48       2.43      6.17      5.27      1.68     1.84
 Less distributions from:
 Net investment income                 $        --         --      0.01        --        --       --
 Net realized gains on investments     $      3.46         --      2.05      1.19        --       --
 Net asset value, end of period        $     33.66      26.64     24.21     20.10     16.02    14.34
 Total Return(3):                      %     41.54      10.04     32.74     34.03     11.72    14.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $   130,988     27,938    18,556    10,083     5,942    1,972
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %      2.32       2.40      2.51      2.51      2.50     2.50
 Gross expenses prior to expense
 reimbursement(4)                      %      2.32       2.40      2.67      2.70      4.81     9.50
 Net investment income (loss) after
 expense reimbursement(4)(5)           %     (1.44)     (0.68)    (1.31)    (1.37)    (1.62)   (1.28)
 Portfolio turnover                    %       169         57       247       202       182      132


                                                                    Class C
                                             --------------------------------------------------------
                                                        Three
                                               Year     months
                                              Ended     ended
                                             June 30,  June 30,         Year ended March 31,
                                               2000    1999(1)    1999     1998       1997       1996
                                               ----    -------    ----     ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period  $      23.69      21.52    19.05     16.92     16.76     14.44
 Income from investment operations:
 Net investment income (loss)          $      (0.33)     (0.04)   (0.20)    (0.19)    (0.28)    (0.21)
 Net realized and unrealized gains
 (loss) on investments                 $       9.65       2.21     5.83      5.41      2.23      2.92
 Total from investment operations      $       9.32       2.17     5.63      5.22      1.95      2.71
 Less distributions from:
 Net investment income                 $         --         --     0.01        --        --      0.01
 Net realized gains on investments     $       3.09         --     3.15      3.09      1.79      0.38
 Net asset value, end of period        $      29.92      23.69    21.52     19.05     16.92     16.76
 Total Return(3):                      %      41.48      10.08    32.73     33.72     11.81     18.95
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $    239,432    111,250   98,470    84,292    70,345    71,155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %       2.32       2.40     2.51      2.51      2.50      2.50
 Gross expenses prior to expense
 reimbursement(4)                      %       2.32       2.40     2.67      2.77      2.61      2.57
 Net investment income (loss) after
 expense reimbursement(4)(5)           %      (1.44)     (0.68)   (1.28)    (1.34)    (1.57)    (0.99)
 Portfolio turnover                    %        169         57      247       202       182       132

----------
(1) Effective May 24, 1999, Pilgrim Investments Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM INTERNATIONAL CORE GROWTH FUND                                HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    Class A
                                            -------------------------------------------------------
                                                        Three
                                              Year      months                         February 28,
                                             Ended      ended                           1997(1) to
                                            June 30,   June 30,  Year ended March 31,    March 31,
                                              2000     1999(2)     1999      1998          1997
                                              ----     -------     ----      ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     18.92      17.71     17.01     12.73          12.50
 Income from investment operations:
 Net investment income (loss)           $     (0.17)      0.04     (0.01)    (0.02)            --
 Net realized and unrealized gains on
 investments                            $      6.25       1.17      1.02      4.56           0.23
 Total from investment operations       $      6.08       1.21      1.01      4.54           0.23
 Less distributions from:
 Net investment income                  $        --         --      0.18        --             --
 Net realized gains on investments      $      1.16         --      0.13      0.26             --
 Net asset value, end of period         $     23.84      18.92     17.71     17.01          12.73
 Total Return(3):                       %     32.83       6.83      5.90     36.10           1.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    23,003     12,409    21,627    12,664              2
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      1.85       1.77      1.89      1.96           1.95
 Gross expenses prior to expense
 reimbursement(4)                       %      2.16       1.86      2.13      3.02       4,579.78
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     (0.83)      0.50     (0.51)    (0.45)          0.00
 Portfolio turnover                     %       200         67       214       274             76


                                                                    Class B
                                             -------------------------------------------------------
                                                         Three
                                               Year      months                         February 28,
                                              Ended      ended                           1997(1) to
                                             June 30,   June 30,  Year ended March 31,    March 31,
                                               2000     1999(2)     1999      1998          1997
                                               ----     -------     ----      ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period  $       19.08      17.89      17.10    12.68           12.50
 Income from investment operations:
 Net investment income (loss)          $       (0.30)        --      (0.16)   (0.11)             --
 Net realized and unrealized gains on
 investments                           $        6.21       1.19       1.05     4.66            0.18
 Total from investment operations      $        5.91       1.19       0.89     4.55            0.18
 Less distributions from:
 Net investment income                 $          --         --       0.03      --               --
 Net realized gains on investments     $        1.16         --       0.07     0.13              --
 Net asset value, end of period        $       23.83      19.08      17.89    17.10           12.68
 Total Return(3):                      %       31.62       6.65       5.24    35.31            1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $      21,543     12,034     11,033    7,942               1
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %        2.50       2.36       2.53     2.61            2.59
 Gross expenses prior to expense
 reimbursement(4)                      %        2.81       2.45       2.77     3.04       16,000.25
 Net investment income (loss) after
 expense reimbursement(4)(5)           %       (1.48)     (0.09)     (1.13)   (1.32)           0.00
 Portfolio turnover                    %         200         67        214      274              76


                                                                    Class C
                                             -------------------------------------------------------
                                                         Three
                                               Year      months                         February 28,
                                              Ended      ended                           1997(1) to
                                             June 30,   June 30,  Year ended March 31,    March 31,
                                               2000     1999(2)     1999      1998          1997
                                               ----     -------     ----      ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period  $      19.14      17.94      17.16    12.68          12.50
 Income from investment operations:
 Net investment income (loss)          $      (0.27)        --      (0.05)   (0.07)            --
 Net realized and unrealized gains
 on investments                        $       6.22       1.20       0.94     4.55           0.18
 Total from investment operations      $       5.95       1.20       0.89     4.48           0.18
 Less distributions from:
 Net investment income                 $         --         --       0.11       --             --
 Net realized gains on investments     $       1.16        --          --       --             --
 Net asset value, end of period        $      23.93      19.14      17.94    17.16          12.68
 Total Return(3):                      %      31.73       6.69       5.22    35.25           1.44
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $     26,734     11,936     10,400    3,517             43
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %       2.50       2.36       2.55     2.61           2.41
 Gross expenses prior to expense
 reimbursement(4)                      %       2.81       2.45       2.79     5.10          25.55
 Net investment income (loss) after
 expense reimbursement(4)(5)           %      (1.48)     (0.09)     (1.19)   (1.27)         (0.07)
 Portfolio turnover                    %        200         67        214      274             76

----------
(1)  The Fund commenced operations on February 28, 1997.
(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                            PILGRIM INTERNATIONAL SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class A
                                             -------------------------------------------------------
                                                         Three
                                               Year      months
                                              Ended      ended
                                             June 30,   June 30,         Year ended March 31,
                                               2000     1999(2)    1999      1998     1997     1996
                                               ----     -------    ----      ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      23.80     21.03     19.29     14.92    13.15    11.51
 Income from investment operations:
 Net investment income (loss)           $      (0.18)    (0.03)     0.02     (0.15)    0.04    (0.02)
 Net realized and unrealized gains on
 investments                            $      19.38      2.80      3.21      5.36     1.88     1.79
 Total from investment operations       $      19.20      2.77      3.23      5.21     1.92     1.77
 Less distributions from:
 Net investment income                  $         --        --        --        --     0.01     0.13
 Net realized gains on investments      $       2.06        --      1.49      0.84     0.14       --
 Net asset value, end of period         $      40.94     23.80     21.03     19.29    14.92    13.15
 Total Return(3):                       %      82.89     13.17     17.26     36.31    14.67    15.46
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    278,480    37,490    25,336    11,183    5,569    1,056
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       1.67      1.84      1.94      1.96     1.95     1.95
 Gross expenses prior to expense
 reimbursement(4)                       %       1.67      1.86      2.08      2.75     3.76    10.06
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (0.76)    (0.69)    (0.82)    (1.56)   (1.05)   (0.27)
 Portfolio turnover                     %        164        44       146       198      206      141


                                                                   Class B
                                        ---------------------------------------------------------------
                                                         Three
                                               Year      months                               May 31,
                                              Ended      ended                               1995(1) to
                                             June 30,   June 30,    Year ended March 31,     March 31,
                                              2000      1999(2)    1999      1998     1997     1996
                                              ----      -------    ----      ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      25.33     22.43     20.16     15.89    13.96    12.50
 Income from investment operations:
 Net investment income (loss)           $      (0.37)    (0.07)    (0.20)    (0.15)   (0.15)   (0.02)
 Net realized and unrealized gains on
 investments                            $      20.50      2.97      3.46      5.56     2.09     1.48
 Total from investment operations       $      20.13      2.90      3.26      5.41     1.94     1.46
 Less distributions from:
 Net investment income                  $         --        --        --        --     0.01       --
 Net realized gains on investments      $       2.19        --      0.99      1.14       --       --
 Net asset value, end of period         $      43.27     25.33     22.43     20.16    15.89    13.96
 Total Return(3):                       %      81.63     12.93     16.55     35.73    13.96    11.68
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    132,028    19,331    16,158    12,033    5,080    1,487
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.32      2.49      2.59      2.61     2.60     2.60
 Gross expenses prior to expense
 reimbursement(4)                       %       2.32      2.51      2.73      2.98     4.89    16.15
 Net investment income (loss) after
expense reimbursement(4)(5)             %      (1.41)    (1.34)    (1.45)    (2.20)   (1.66)   (0.64)
Portfolio turnover                      %        164        44       146       198      206      141


                                                                    Class C
                                             ------------------------------------------------------
                                                         Three
                                               Year     months
                                              Ended      ended
                                             June 30,   June 30,        Year ended March 31,
                                               2000     1999(2)    1999     1998     1997     1996
                                               ----     -------    ----     ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      23.34     20.60     18.53    14.87    13.05    11.32
 Income from investment operations:
 Net investment income (loss)           $      (0.31)    (0.06)    (0.10)   (0.11)   (0.16)    0.01
 Net realized and unrealized gains on
 investments                            $      18.69      2.80      3.09     5.09     1.98     1.72
 Total from investment operations       $      18.38      2.74      2.99     4.98     1.82     1.73
 Less distributions from:
 Net investment income                  $         --        --        --       --       --       --
 Net realized gains on investments      $       2.01        --      0.92     1.32       --       --
 Net asset value, end of period         $      39.71     23.34     20.60    18.53    14.87    13.05
 Total Return(3):                       %      80.89     13.31     16.55    35.63    13.98    15.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    144,068    18,354    13,226    8,014    3,592      933
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.32      2.49      2.59     2.61     2.60     2.60
 Gross expenses prior to expense
 reimbursement(4)                       %       2.32      2.51      2.73     3.38     3.95    16.15
 Net investment income (loss) after
 expense reimbursement(4)(5)            %      (1.41)    (1.34)    (1.45)   (2.18)   (1.67)   (1.02)
 Portfolio turnover                     %        164        44       146      198      206      141

----------
(1)  Commencement of share offerings.
(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM EMERGING COUNTRIES FUND                                       HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class A
                                            ---------------------------------------------------------
                                                        Three
                                              Year      months
                                             Ended      ended
                                            June 30,   June 30,           Year Ended March 31,
                                              2000     1999(2)     1999      1998      1997     1996
                                              ----     -------     ----      ----      ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period  $     16.74       13.43     17.39     17.20     14.03    11.00
 Income from investment operations:
 Net investment income (loss)          $     (0.20)      (0.05)    (0.06)     0.03     (0.06)   (0.04)
 Net realized and unrealized gains
 (loss) on investments                 $      3.63        3.36     (3.81)     1.22      3.51     3.15
 Total from investment operations      $      3.43        3.31     (3.87)     1.25      3.45     3.11
 Less distributions from:
 Net investment income                 $        --          --      0.02        --        --     0.02
 Net realized gains on investments     $        --          --      0.07      1.06      0.28     0.06
 Net asset value, end of period        $     20.17       16.74     13.43     17.39     17.20    14.03
 Total Return(3):                      %     20.49       24.65    (22.23)     8.06     24.79    28.43
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $    75,311      53,483    47,180    71,014    38,688    4,718
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %      2.19        2.13      2.27      2.26      2.25     2.25
 Gross expenses prior to expense
 reimbursement(4)                      %      2.34        2.66      2.56      2.48      3.08     6.72
 Net investment income (loss) after
 expense reimbursement(4)(5)           %     (1.15)      (1.30)    (0.25)     0.55     (1.14)   (0.35)
 Portfolio turnover                    %       211          67       213       243       176      118


                                                                 Class B
                                        ------------------------------------------------------------
                                                     Three
                                           Year      months                                 May 31,
                                           Ended     ended                                1995(1) to
                                         June 30,   June 30,      Year Ended March 31,     March 31,
                                           2000      1999(2)    1999       1998     1997     1996
                                           ----      -------    ----       ----     ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period  $   16.98     13.64      17.64     17.29     14.02     12.50
 Income from investment operations:
 Net investment income (loss)          $   (0.35)    (0.07)     (0.22)    (0.07)    (0.11)    (0.04)
 Net realized and unrealized gains
 (loss) on investments                 $    3.67      3.41      (3.70)     1.26      3.47      1.56
 Total from investment operations      $    3.32      3.34      (3.92)     1.19      3.36      1.52
 Less distributions from:
 Net investment income                 $      --        --         --        --        --        --
 Net realized gains on investments     $      --        --       0.08      0.84      0.09        --
 Net asset value, end of period        $   20.30     16.98      13.64     17.64     17.29     14.02
 Total Return(3):                      %   19.55     24.49     (22.23)     7.47     24.00     12.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $  30,322    26,342     22,338    38,796    24,558     3,557
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %    2.84      2.75       2.91      2.91      2.90      2.90
 Gross expenses prior to expense
 reimbursement(4)                      %    2.99      3.28       3.20      3.06      3.66      7.58
 Net investment income (loss) after
 expense reimbursement(4)(5)           %   (1.80)    (1.92)     (0.80)    (0.20)    (1.77)    (1.05)
 Portfolio turnover                    %     211        67        213       243       176       118


                                                                     Class C
                                           -----------------------------------------------------------
                                                       Three
                                             Year      months
                                            Ended      ended
                                           June 30,   June 30,        Year Ended March 31,
                                             2000     1999(2)     1999      1998      1997      1996
                                             ----     -------     ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period  $    16.35       13.14     16.98     16.81     13.71     10.79
 Income from investment operations:
 Net investment income (loss)          $    (0.32)      (0.07)    (0.27)    (0.12)    (0.10)    (0.05)
 Net realized and unrealized gains
 (loss) on investments                 $     3.53        3.28     (3.49)     1.26      3.37      2.97
 Total from investment operations      $     3.21        3.21     (3.76)     1.14      3.27      2.92
 Less distributions from:
 Net investment income                 $       --          --        --        --        --        --
 Net realized gains on investments     $       --          --      0.08      0.97      0.17        --
 Net asset value, end of period        $    19.56       16.35     13.14     16.98     16.81     13.71
 Total Return(3):                      %    19.63       24.43    (22.21)     7.47     23.94     27.30
Ratios/Supplemental Data:
 Net assets, end of period (000's)     $   29,610      24,230    19,246    36,986    29,376     4,345
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   %     2.84        2.75      2.90      2.91      2.90      2.90
 Gross expenses prior to expense
 reimbursement(4)                      %     2.99        3.28      3.19      3.09      3.12      6.23
 Net investment income (loss) after
 expense reimbursement(4)(5)           %    (1.80)      (1.92)    (0.77)    (0.26)    (1.75)    (1.06)
 Portfolio turnover                    %      211          67       213       243       176       118

----------
(1)  Commencement of offering shares.
(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

FINANCIAL
HIGHLIGHTS                                      PILGRIM ASIA-PACIFIC EQUITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.


                                                                         Class A
                                                       --------------------------------------------
                                                                                           Sept. 1,
                                                                                           1995 to
                                                              Year Ended June 30,          June 30,
                                                        2000     1999     1998     1997    1996(1)
                                                        ----     ----     ----     ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period             $      7.22     4.46    10.93    10.35    10.00
 Income from investment operations:
 Net investment income (loss)                     $     (0.05)      --     0.03     0.02     0.03
 Net realized and unrealized gain (loss) on
 investments                                      $      0.06     2.76    (6.50)    0.58     0.34
 Total from investment operations                 $      0.01     2.76    (6.47)    0.60     0.37
 Less distributions from:
 Net investment income                            $        --       --       --       --       --
 In excess of net investment income               $        --       --       --       --     0.02
 Tax return of capital                            $        --       --       --     0.02       --
 Net asset value, end of period                   $      7.23     7.22     4.46    10.93    10.35
 Total Return(2):                                 %      0.14    61.88   (59.29)    5.78     3.76
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $    11,726   14,417   11,796   32,485   18,371
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %      2.11     2.00     2.00     2.00     2.00
 Gross expenses prior to expense
 reimbursement(3)                                 %      2.55     2.98     2.80     2.54     3.47
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %     (0.56)    0.01     0.38     0.00     0.33
 Portfolio turnover rate                          %       138      111       81       38       15


                                                                         Class B
                                                       --------------------------------------------
                                                                                           Sept. 1,
                                                                                           1995 to
                                                                   Year Ended June 30,     June 30,
                                                        2000   1999      1998      1997    1996(1)
                                                        ----   ----      ----      ----    -------
Per Share Operating Performance:
 Net asset value, beginning of period             $    7.02     4.37     10.83     10.31     10.00
 Income from investment operations:
 Net investment income (loss)                     $   (0.11)   (0.04)    (0.03)    (0.07)    (0.01)
 Net realized and unrealized gain (loss) on
 investments                                      $    0.06     2.69     (6.43)     0.59      0.32
 Total from investment operations                 $   (0.05)    2.65     (6.46)     0.52      0.31
 Less distributions from:
 Net investment income                            $      --       --        --        --        --
 In excess of net investment income               $      --       --        --        --        --
 Tax return of capital                            $      --       --        --        --        --
 Net asset value, end of period                   $    6.97     7.02      4.37     10.83     10.31
 Total Return(2):                                 %   (0.71)   60.64    (59.65)     5.04      3.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $  12,228   12,959     9,084    30,169    17,789
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %    2.86     2.75      2.75      2.75      2.75
 Gross expenses prior to expense
 reimbursement(3)                                 %    3.30     3.73      3.55      3.29      4.10
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %   (1.31)   (0.74)    (0.39)    (0.79)    (0.38)
 Portfolio turnover rate                          %     138      111        81        38        15


                                                                         Class M
                                                       ---------------------------------------------
                                                                                            Sept. 1,
                                                               Year Ended June 30,          1995 to
                                                       2000      1999    1998      1997     June 30,
                                                       ----      ----    ----      ----     --------
Per Share Operating Performance:
 Net asset value, beginning of period             $     7.07     4.40    10.86     10.32      10.00
 Income from investment operations:
 Net investment income (loss)                     $    (0.11)   (0.02)      --     (0.05)        --
 Net realized and unrealized gain (loss)
 on investments                                   $     0.08     2.69    (6.46)     0.59       0.33
 Total from investment operations                 $    (0.03)    2.67    (6.46)     0.54       0.33
 Less distributions from:
 Net investment income                            $       --       --       --        --        --
 In excess of net investment income               $       --       --       --        --       0.01
 Tax return of capital                            $       --       --       --        --        --
 Net asset value, end of period                   $     7.04     7.07     4.40     10.86      10.32
 Total Return(2):                                 %    (0.42)   60.68   (59.48)     5.26       3.32
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $    3,749    5,184    4,265    11,155      6,476
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %     2.61     2.50     2.50      2.50       2.50
 Gross expenses prior to expense
 reimbursement(3)                                 %     3.05     3.48     3.30      3.04       3.88
 Net investment income (loss) after expense
 reimbursement(3)(4)                              %    (1.06)   (0.49)   (0.07)    (0.55)     (0.16)
 Portfolio turnover rate                          %      138      111       81        38         15

----------
(1)  The Fund commenced operations on September 1, 1995.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM GOVERNMENT SECURITIES INCOME FUND                             HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           Class A
                                                      ---------------------------------------------------
                                                                      Year Ended June 30,
                                                       2000       1999       1998       1997       1996
                                                       ----       ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $   12.35       12.88       12.71      12.59      12.97
 Income (loss) from investment operations:
 Net investment income                            $    0.75        0.76        0.64       0.69       0.75
 Net realized and unrealized gain (loss) on
 investments                                      $   (0.43)      (0.52)       0.30       0.20      (0.32)
 Total from investment operations                 $    0.32        0.24        0.94       0.89       0.43
 Less distributions from:
 Net investment income                            $    0.74        0.77        0.77       0.73       0.75
 Tax return of capital                            $      --          --          --       0.04       0.06
 Total distributions                              $    0.74        0.77        0.77       0.77       0.81
 Net asset value, end of period                   $   11.93       12.35       12.88      12.71      12.59
 Total Return(2):                                 %    2.79        1.89        7.63       7.33       3.34
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $  54,206      21,060      23,682     29,900     38,753
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %    1.35        1.40        1.50       1.42       1.51
 Gross expenses prior to expense
 reimbursement(3)                                 %    1.35        1.40        1.58       1.42       1.57
 Net investment income after expense
 reimbursement(3)(4)                              %    5.87        6.05        5.13       5.78       5.64
 Portfolio turnover rate                          %      44          58         134        172        170


                                                                          Class B
                                                  -------------------------------------------------------
                                                                                                July 17,
                                                                                               1995(1) to
                                                               Year Ended June 30,              June 30,
                                                      2000       1999       1998       1997       1996
                                                      ----       ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $   12.30       12.84       12.68     12.59     12.95
 Income (loss) from investment operations:
 Net investment income                            $    0.67        0.69        0.60      0.67      0.66
 Net realized and unrealized gain (loss) on
 investments                                      $   (0.42)      (0.54)       0.24      0.11     (0.37)
 Total from investment operations                 $    0.25        0.15        0.84      0.78      0.29
 Less distributions from:
 Net investment income                            $    0.66        0.69        0.68      0.69      0.65
 Tax return of capital                            $      --          --          --        --        --
 Total distributions                              $    0.66        0.69        0.68      0.69      0.65
 Net asset value, end of period                   $   11.89       12.30       12.84     12.68     12.59
 Total Return(2):                                 %    2.12        1.09        6.78      6.38      2.25
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $  33,692      12,426       3,220     1,534        73
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %    2.10        2.15        2.25      2.17      2.26
 Gross expenses prior to expense
 reimbursement(3)                                 %    2.10        2.15        2.29      2.17      2.41
 Net investment income after expense
 reimbursement(3)(4)                              %    5.12        5.30        4.24      4.92      4.98
 Portfolio turnover rate                          %      44          58         134       172       170


                                                            Class C             Class T
                                                      --------------------    -----------
                                                        Year      June 11,    April 5,(1)
                                                       Ended    1999(1) to        to
                                                      June 30,    June 30,      June 30,
                                                        2000       1999          2000
                                                        ----       ----          ----
Per Share Operating Performance:
 Net asset value, beginning of period             $    12.43       12.24         11.80
 Income (loss) from investment operations:
 Net investment income                            $     0.68        2.05          0.17
 Net realized and unrealized gain (loss)
 on investments                                   $    (0.44)      (1.86)         0.03
 Total from investment operations                 $     0.24        0.19          0.20
 Less distributions from:
 Net investment income                            $     0.66          --          0.11
 Tax return of capital                            $       --          --            --
 Total distributions                                    0.66          --          0.11
 Net asset value, end of period                   $    12.01       12.43         11.89
 Total Return(2)                                  %     2.09        1.55          1.24
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $    2,047           7        22,888
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %     2.10        2.15          1.75
 Gross expenses prior to expense
 reimbursement(3)                                 %     2.10        2.15          1.75
 Net investment income after expense
 reimbursement(3)(4)                              %     5.12        5.30          5.47
 Portfolio turnover rate                          %       44          58            44


                                                                           Class M
                                                     -----------------------------------------------------
                                                       Year                                       July 17,
                                                      Ended                                     1995(1) to
                                                     June 30,        Year Ended June 30,          June 30,
                                                       2000       1999       1998       1997       1996
                                                       ----       ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period             $    12.34      12.88      12.72      12.59      12.95
 Income (loss) from investment operations:
 Net investment income                            $     0.59       0.69       0.64       0.70       0.68
 Net realized and unrealized gain (loss)
 on investments                                   $    (0.32)     (0.52)      0.23       0.14      (0.36)
 Total from investment operations                 $     0.27       0.17       0.87       0.84       0.32
 Less distributions from:
 Net investment income                            $     0.69       0.71       0.71       0.70       0.68
 Tax return of capital                            $       --         --         --       0.01         --
 Total distributions                                    0.69       0.71       0.71       0.71       0.68
 Net asset value, end of period                   $    11.92      12.34      12.88      12.72      12.59
 Total Return(2)                                  %     2.28       1.31       7.02       6.88       2.52
Ratios/Supplemental Data:
 Net assets, end of period (000's)                $      510        751        224         61         24
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)   %     1.85       1.90       2.00       1.92       2.01
 Gross expenses prior to expense
 reimbursement(3)                                 %     1.85       1.90       2.05       1.92       2.16
 Net investment income after expense
 reimbursement(3)(4)                              %     5.37       5.57       4.29       5.25       5.73
 Portfolio turnover rate                          %       44         58        134        172        170

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                         PILGRIM STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                          Class A                           Class B
                                             ---------------------------------   -------------------------------
                                                         Three                               Three
                                               Year      months      July 27,      Year      months    July 27,
                                               Ended     ended      1998(1) to    Ended      ended    1998(1) to
                                             June 30,   June 30,    March 31,    June 30,   June 30,   March 31,
                                               2000      1999(2)      1999         2000     1999(2)      1999
                                               ----      -------      ----         ----     -------      ----
Per Share Operating Performance:
 Net asset value, beginning of period   $     12.59      12.89        13.08       12.33      12.61      12.78
 Income from investment operations:
 Net investment income                  $      0.92       0.26         0.53        0.88       0.18       0.45
 Net realized and unrealized
 gains (loss) on investments            $     (0.52)     (0.42)       (0.08)      (0.53)     (0.33)     (0.05)
 Total from investment operations       $      0.40      (0.16)        0.45        0.35      (0.15)      0.40
 Less distributions from:
 Net investment income                  $      0.92       0.14         0.53        0.88       0.13       0.46
 Net realized gains on investments      $        --         --         0.11          --         --       0.11
 Net asset value, end of period         $     12.07      12.59        12.89       11.80      12.33      12.61
 Total Return(3):                       %      3.42      (1.23)        5.60        3.00      (1.20)      5.17
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $     2,726      2,736        5,751       4,460      5,658      6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %      0.96       0.90         0.96        1.36       1.29       1.37
 Gross expenses prior to expense
 reimbursement(4)                       %      2.64       1.56         1.98        3.04       1.95       2.42
 Net investment income (loss)
 after expense reimbursement(4)(5)      %      7.69       5.88         5.81        7.29       5.49       5.35
 Portfolio turnover                     %       168         69          274         168         69        274

                                                       Class C
                                           ---------------------------------
                                                        Three
                                             Year       months     July 27,
                                             Ended      ended     1998(1) to
                                           Juned 30,   June 30,    March 31,
                                             2000      1999(2)       1999
                                             ----      -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $    12.81      13.10       13.27
 Income from investment operations:
 Net investment income                  $     0.87       0.19        0.48
 Net realized and unrealized
 gains (loss) on investments            $    (0.51)     (0.35)      (0.06)
 Total from investment operations       $     0.36      (0.16)       0.42
 Less distributions from:
 Net investment income                  $     0.87       0.13        0.48
 Net realized gains on investments      $       --         --        0.11
 Net asset value, end of period         $    12.30      12.81       13.10
 Total Return(3):                       %     3.02      (1.21)       5.19
Ratios/Supplemental Data:
 Net assets, end of period (000's)      $    3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     1.36       1.29        1.36
 Gross expenses prior to expense
 reimbursement(4)                       %     3.04       1.95        2.41
 Net investment income (loss)
 after expense reimbursement(4)(5)      %     7.29       5.49        5.36
 Portfolio turnover                     %      168         69         274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investment, Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
                                                                      HIGHLIGHTS

PILGRIM HIGH YIELD FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      Class A
                                              -------------------------------------------------------
                                                               Year ended June 30,
                                                2000        1999        1998        1997       1996
                                                ----        ----        ----        ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period     $      5.93        6.94         6.80        6.36       6.15
 Income (loss) from investment
 operations:
 Net investment income                    $      0.56        0.58         0.61        0.61       0.59
 Net realized and unrealized gain (loss)
 on investments                           $     (0.85)      (0.96)        0.16        0.43       0.16
 Total from investment operations         $     (0.29)      (0.38)        0.77        1.04       0.75
 Less distributions from:
 Net investment income                    $      0.57        0.62         0.63        0.60       0.54
 Tax return of capital                    $      0.03        0.01           --          --         --
 Total distributions                      $      0.60        0.63         0.63        0.60       0.54
 Net asset value, end of period           $      5.04        5.93         6.94        6.80       6.36
 Total Return(2):                         %     (5.20)      (5.57)       11.71       17.14      12.72
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $    85,870     131,535      102,424      35,940     18,691
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %      1.05        1.00         1.00        1.00       1.00
 Gross expenses prior to expense
 reimbursement(3)                         %      1.17        1.12         1.17        1.42       2.19
 Net investment income after expense
 reimbursement(3)(4)                      %     10.41        9.32         9.05        9.54       9.46
 Portfolio turnover rate                  %        89         184          209         394        399


                                                                       Class B
                                              -------------------------------------------------------
                                                                 Year ended June 30,
                                               2000        1999        1998         1997        1996
                                               ----        ----        ----         ----        ----
Per Share Operating Performance:
 Net asset value, beginning of period     $      5.92        6.92         6.78        6.36        6.20
 Income (loss) from investment
 operations:
 Net investment income                    $      0.53        0.53         0.58        0.57        0.48
 Net realized and unrealized gain (loss)
 on investments                           $     (0.86)      (0.96)        0.14        0.41        0.14
 Total from investment operations         $     (0.33)      (0.43)        0.72        0.98        0.62
 Less distributions from:
 Net investment income                    $      0.53        0.56         0.58        0.56        0.46
 Tax return of capital                    $      0.03        0.01           --          --          --
 Total distributions                      $      0.56
 Net asset value, end of period           $      5.03        5.92         6.92        6.78        6.36
 Total Return(2):                         %     (5.91)      (6.23)       10.90       16.04       10.37
Ratios/Supplemental Data:
 Net assets, end of period (000's)        $   199,618     261,589      154,303      40,225       2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %      1.80        1.75         1.75        1.75        1.75
 Gross expenses prior to expense
 reimbursement(3)                         %      1.92        1.87         1.92        2.17        2.94
 Net investment income after expense
 reimbursement(3)(4)                      %      9.66        8.57         8.30        8.64        9.02
 Portfolio turnover rate                  %        89         184          209         394         339


                                                      Class C                                 Class M
                                              ----------------------   ------------------------------------------------------
                                                 Year       May 27,      Year                                       July 17,
                                                 Ended    1999(1) to    Ended                                      1995(1) to
                                               June 30,    June 30,    June 30,         Year ended June 30,          June 30,
                                                 2000       1999         2000       1999        1998        1997      1996
                                                 ----       ----         ----       ----        ----        ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period    $        5.92       5.91        5.93        6.92        6.78       6.36      6.20
 Income (loss) from investment
 operations:
 Net investment income                   $        0.57       0.05        0.52        0.55        0.59       0.58      0.50
 Net realized and unrealized gain (loss)
 on investments                          $       (0.90)      0.01       (0.85)      (0.95)       0.14       0.41      0.14
 Total from investment operations        $       (0.33)      0.06       (0.33)      (0.40)       0.73       0.99      0.64
 Less distributions from:
 Net investment income                   $        0.57       0.05        0.54        0.58        0.59       0.57      0.48
 Tax return of capital                   $          --         --        0.03        0.01          --         --        --
 Total distributions                               0.57                   0.57
 Net asset value, end of period          $        5.02       5.92        5.03        5.93        6.92       6.78      6.36
 Total Return(2):                        %       (5.99)      0.34       (5.86)      (5.85)      11.16      16.29     10.69
Ratios/Supplemental Data:
 Net assets, end of period (000's)       $       5,930        551      12,730      24,129      19,785      8,848     1,243
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %        1.80       1.75        1.55        1.50        1.50       1.50      1.50
 Gross expenses prior to expense
 reimbursement(3)                        %        1.92       1.87        1.67        1.62        1.67       1.92      2.69
 Net investment income after expense
 reimbursement(3)(4)                     %        9.66       8.57        9.91        8.82        8.55       8.93      9.41
 Portfolio turnover rate                 %          89        184          89         184         209        394       339

----------
(1)  Commencement of offering shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                            PILGRIM HIGH YIELD FUND II
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  Class A
                                               ---------------------------------------------
                                                             Three
                                                 Year        months      Year      March 27,
                                                 ended       ended       ended      1998 to
                                                June 30,    June 30,   March 31,   March 31,
                                                  2000      1999(2)      1999       1998(1)
                                                  ----      -------      ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period      $      11.57      11.66      12.72        12.70
 Income from investment operations:
 Net investment income                     $       1.18       0.28       1.12         0.01
 Net realized and unrealized gains
 (loss) on investments                     $      (0.75)     (0.09)     (1.00)        0.01
 Total from investment operations          $       0.43       0.19       0.12         0.02
 Less distributions from:
 Net investment income                     $       1.20       0.28       1.18          --
 Net asset value, end of period            $      10.80      11.57      11.66        12.72
 Total Return(3):                          %       3.96       1.60       1.13         0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $     34,416     16,795     17,327        4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %       1.18       1.10       1.12         1.06
 Gross expenses prior to expense
 reimbursement(4)                          %       1.37       1.37       1.53         1.06
 Net investment income (loss) after
 expense reimbursement(4)(5)               %      10.63       9.68       9.44         7.22
 Portfolio turnover                        %        113         44        242          484


                                                                  Class B
                                               ---------------------------------------------
                                                             Three
                                                 Year        months      Year      March 27,
                                                 ended       ended       ended      1998 to
                                                June 30,    June 30,   March 31,   March 31,
                                                  2000      1999(2)      1999       1998(1)
                                                  ----      -------      ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period      $     11.58        11.66       12.71       12.69
 Income from investment operations:
 Net investment income                     $      1.11         0.27        1.04        0.01
 Net realized and unrealized gains (loss)
 on investments                            $     (0.75)       (0.09)      (0.99)       0.01
 Total from investment operations          $      0.36         0.18        0.05        0.02
 Less distributions from:
 Net investment income                     $      1.13         0.26        1.10          --
 Net asset value, end of period            $     10.81        11.58       11.66       12.71
 Total Return(3):                          %      3.28         1.53        0.55        0.16
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $   103,246       41,882      42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %      1.83         1.75        1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                          %      2.02         2.02        2.18        1.69
 Net investment income (loss) after
 expense reimbursement(4)(5)               %      9.98         9.03        8.84        6.61
 Portfolio turnover                        %       113           44         242         484


                                                                   Class C                       Class T
                                               ---------------------------------------------   -----------
                                                             Three
                                                 Year        months      Year      March 27,     March 31,
                                                 ended       ended       ended      1998 to     2000(6) to
                                                June 30,    June 30,   March 31,   March 31,     June 30,
                                                  2000      1999(2)      1999       1998(1)       2000
                                                  ----      -------      ----       -------       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $     11.58        11.66      12.71       12.69         11.07
 Income from investment operations:
 Net investment income (loss)              $      1.10         0.27       1.04        0.01          0.29
 Net realized and unrealized gains (loss)
 on investments                            $     (0.74)       (0.09)     (0.99)       0.01         (0.25)
 Total from investment operations          $      0.36         0.18       0.05        0.02          0.04
 Less distributions from:
 Net investment income                     $      1.13         0.26       1.10          --          0.30
 Net asset value, end of period            $     10.81        11.58      11.66       12.71         10.81
 Total Return(3):                          %      3.28         1.53       0.55        0.16         (0.49)
Ratios/Supplemental Data:
 Net assets, end of period (000's)         $    23,324       18,618     21,290       4,815        31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %      1.83         1.75       1.77        1.66          1.48
 Gross expenses prior to expense
 reimbursement(4)                          %      2.02         2.02       2.18        1.66          1.67
 Net investment income (loss) after
 expense reimbursement(4)(5)               %      9.98         9.03       8.79        6.91         10.33
 Portfolio turnover                        %       113           44        242         484           113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.
(6)  Commencement of offering of shares.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM MONEY MARKET FUND                                             HIGHLIGHTS
--------------------------------------------------------------------------------



                                                        Class A    Class B   Class C
                                                        -------    -------   -------
                                                        Period     Period     Period
                                                         ended      ended     ended
                                                        June 30,   June 30,   June 30,
                                                        2000(1)    2000(2)    2000(2)
                                                        -------    -------    -------
Per Share Operating Performance:
 Net asset value, beginning of period               $      1.00      1.00       1.00
 Income from investment operations:
 Net investment income                              $      0.02      0.03       0.02
 Net realized and unrealized gains
 (loss) on investments                              $        --        --         --
 Total from investment operations                   $      0.02      0.03       0.02
 Less distributions from:
 Net investment income                              $      0.02      0.03       0.02
 Net realized gains on investments                  $        --        --         --
 Net asset value, end of period                     $      1.00      1.00       1.00
 Total Return(3):                                   %      3.58      3.60       3.58
Ratios/Supplemental Data:
 Net assets, end of period (000's)                  $    75,430    12,035      5,431
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)     %      0.85      1.60       1.60
 Gross expenses prior to expense reimbursement(4)   %      2.28      3.03       3.03
 Net investment income (loss) after expense
 reimbursement(4)(5)                                %      5.18      3.96       3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total returns are not annualized for periods of less than one year and do not reflect the impact of sales charges.
(4)  Annualized for periods less than one year.
(5) The investment manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

FINANCIAL
HIGHLIGHTS                                                 PILGRIM BALANCED FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         Class A
                                                --------------------------------------------------------
                                                            Three
                                                  Year      months
                                                 ended      ended
                                                June 30,   June 30,          Year ended March 31,
                                                  2000      1999(2)   1999      1998      1997      1996
                                                  ----      -------   ----      ----      ----      ----
Per Share Operating Performance:
 Net asset value, beginning of period      $     19.23      19.03     19.53     15.54     16.16     13.74
 Income from investment operations:
 Net investment income                     $      0.51       0.10      0.36      0.26      0.32      0.34
 Net realized and unrealized gains on
 investments                               $     (0.60)      0.17      2.58      5.70      0.84      2.42
 Total from investment operations          $     (0.09)      0.27      2.94      5.96      1.16      2.76
 Less distributions from:
 Net investment income                     $      0.39       0.07      0.43      0.27      0.32      0.34
 Net realized gains on investments         $      3.71         --      3.01      1.70      1.46        --
 Net asset value, end of period            $     15.04      19.23     19.03     19.53     15.54     16.16
 Total Return(3):                          %     (1.01)      1.42     17.10     39.34      6.74     20.16
Ratio/Supplemental Data:
 Net assets, end of period (in thousands)  $    63,592      9,619     9,519     6,675     4,898     5,902
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %      1.40       1.49      1.59      1.61      1.60      1.60
 Gross expenses prior to expense
 reimbursement(4)                          %      1.61       1.75      1.97      2.56      3.00      3.30
 Net investment income (loss) after
 expense reimbursement(4)(5)               %      3.26       2.06      2.08      3.58      1.87      2.16
 Portfolio turnover                        %       173         63       165       260       213       197


                                                                         Class B
                                            ----------------------------------------------------------------
                                                           Three
                                                 Year      months                                   May 31,
                                                ended      ended                                  1995(1) to
                                               June 30,   June 30,       Year ended March 31,      March 31,
                                                 2000     1999(2)     1999       1998       1997     1996
                                                 ----     -------     ----       ----       ----     ----
Per Share Operating Performance:
 Net asset value, beginning of period      $    20.59       20.38     20.07     14.88     14.18     12.50
 Income from investment operations:
 Net investment income                     $     0.44        0.07      0.28      0.15      0.17      0.12
 Net realized and unrealized gains on
 investments                               $    (0.64)       0.18      2.74      5.58      0.70      1.68
 Total from investment operations          $    (0.20)       0.25      3.02      5.73      0.87      1.80
 Less distributions from:
 Net investment income                     $     0.33        0.04      0.31      0.15      0.17      0.12
 Net realized gains on investments         $     3.97          --      2.40      0.39        --        --
 Net asset value, end of period            $    16.09       20.59     20.38     20.07     14.88     14.18
 Total Return(3):                          %    (1.58)       1.24     16.49     38.79      6.10     14.45
Ratio/Supplemental Data:
 Net assets, end of period (in thousands)  $   41,026       7,157     6,048     4,254     2,133       673
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     2.05        2.14      2.24      2.26      2.25      2.25
 Gross expenses prior to expense
 reimbursement(4)                          %     2.26        2.40      2.62      2.71      6.44     13.05
 Net investment income (loss) after
 expense reimbursement(4)(5)               %     2.61        1.41      1.43      2.99      1.25      1.38
 Portfolio turnover                        %      173          63       165       260       213       197


                                                                      Class C                            Class T
                                               ------------------------------------------------------  ----------
                                                           Three
                                                 Year      months                                        March 31,
                                                ended      ended                                        2000(1) to
                                               June 30,   June 30,            Year ended March 31,       June 30,
                                                 2000     1999(2)    1999     1998     1997     1996       2000
                                                 ----     -------    ----     ----     ----     ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period      $    18.53       18.35    19.90    15.59    16.20    13.76      16.83
 Income from investment operations:
 Net investment income                     $     0.45        0.06     0.26     0.15     0.21     0.24       0.09
 Net realized and unrealized gains
 on investments                            $    (0.62)       0.16     2.52     5.71     0.85     2.44      (0.82)
 Total from investment operations          $    (0.17)       0.22     2.78     5.86     1.06     2.68      (0.73)
 Less distributions from:
 Net investment income                     $     0.34        0.04     0.28     0.15     0.21     0.24         --
 Net realized gains on investments         $     3.57          --     4.05     1.40     1.46       --         --
 Net asset value, end of period            $    14.45       18.53    18.35    19.90    15.59    16.20      16.10
 Total Return(3):                          %    (1.53)       1.21    16.34    38.35     6.05    19.58      (4.34)
Ratio/Supplemental Data:
 Net assets, end of period (in thousands)  $   25,838      21,331   21,655   20,784   16,990   16,586     10,953
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %     2.05        2.14     2.23     2.26     2.25     2.25       1.70
 Gross expenses prior to expense
 reimbursement(4)                          %     2.26        2.40     2.61     2.68     2.83     3.01       1.91
 Net investment income (loss) after
 expense reimbursement(4)(5)               %     2.61        1.41     1.43     2.93     1.23     1.53       2.96
 Portfolio turnover                        %      173          63      165      260      213      197        173

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
PILGRIM CONVERTIBLE FUND                                              HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                        Class A
                                             ---------------------------------------------------------------
                                                          Three
                                               Year       months
                                              ended       ended
                                             June 30,    June 30,             Year ended March 31,
                                               2000       1999(1)     1999       1998       1997       1996
                                               ----       -------     ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      23.27       21.92      19.12      16.59      15.68      12.86
 Income from investment operations:
 Net investment income (loss)           $       0.42        0.10       0.40       0.44       0.47       0.48
 Net realized and unrealized gains
 (loss) on investments                  $       8.02        1.35       3.17       4.49       1.64       2.82
 Total from investment operations       $       8.44        1.45       3.57       4.93       2.11       3.30
 Less distributions from:
 Net investment income                  $       0.32        0.10       0.41       0.44       0.48       0.48
 Net realized gains on investments      $       3.69          --       0.36       1.96       0.72         --
 Net asset value, end of period         $      27.70       23.27      21.92      19.12      16.59      15.68
 Total Return(3):                       %      39.88        6.62      19.17      31.04      13.73      26.00
Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)                         $    131,218      73,133     65,742     47,290     32,082     31,712
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       1.35        1.45       1.53       1.57       1.60       1.60
 Gross expenses prior to expense
 reimbursement(4)                       %       1.35        2.10       1.65       1.74       1.75       1.76
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       1.78        1.82       2.08       5.64       2.83       3.29
 Portfolio turnover                     %        129          28        138        160        167        145


                                                                         Class B
                                        -------------------------------------------------------------------
                                                       Three
                                             Year      months                                   May 31,
                                            ended      ended                                  1995(2) to
                                           June 30,   June 30,      Year ended March 31,       March 31,
                                             2000     1999(1)     1999      1998      1997       1996
                                             ----     -------     ----      ----      ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $    25.34      23.86     20.56     16.60     14.96      12.50
 Income from investment operations:
 Net investment income (loss)           $     0.29       0.07      0.29      0.32      0.31       0.24
 Net realized and unrealized gains
 (loss) on investments                  $     8.77       1.47      3.47      4.65      1.64       2.46
 Total from investment operations       $     9.06       1.54      3.76      4.97      1.95       2.70
 Less distributions from:
 Net investment income                  $     0.19       0.06      0.27      0.32      0.31       0.24
 Net realized gains on investments      $     4.01         --      0.19      0.69        --         --
 Net asset value, end of period         $    30.20      25.34     23.86     20.56     16.60      14.96
 Total Return(3):                       %    39.21       6.47     18.52     30.51     13.01      21.72
Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)                         $  139,704     68,091    58,736    36,725    12,740      2,125
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     2.00       2.10      2.18      2.22      2.25       2.25
 Gross expenses prior to expense
 reimbursement(4)                       %     2.00       2.10      2.30      2.33      3.19       7.08
 Net investment income (loss) after
 expense reimbursement(4)(5)            %     1.13       1.17      1.44      5.04      2.29       2.59
 Portfolio turnover                     %      129         28       138       160       167        145


                                                                          Class C
                                             -----------------------------------------------------------------
                                                          Three
                                               Year       months
                                              ended       ended
                                             June 30,    June 30,             Year ended March 31,
                                               2000       1999(1)     1999       1998       1997       1996
                                               ----       -------     ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period   $      23.78       22.40       19.55      17.05      15.89      13.03
 Income from investment operations:
 Net investment income (loss)           $       0.28        0.07        0.28       0.34       0.37       0.40
 Net realized and unrealized gains
 (loss) on investments                  $       8.22        1.37        3.25       4.60       1.66       2.86
 Total from investment operations       $       8.50        1.44        3.53       4.94       2.03       3.26
 Less distributions from:
 Net investment income                  $       0.19        0.06        0.25       0.34       0.37       0.40
 Net realized gains on
 investments                            $       3.76          --        0.43       2.10       0.50         --
 Net asset value, end of period         $      28.33       23.78       22.40      19.55      17.05      15.89
 Total Return(3):                       %      39.24        6.45       18.45      30.22      12.91      25.24
Ratios/Supplemental Data:
 Net assets, end of period
 (in thousands)                         $    156,592     100,276      95,998     81,561     62,143     58,997
 Ratio to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %       2.00        2.10        2.18       2.22       2.25       2.25
 Gross expenses prior to expense
 reimbursement(4)                       %       2.00        2.10        2.30       2.31       2.29       2.28
 Net investment income (loss) after
 expense reimbursement(4)(5)            %       1.13        1.17        1.44       4.99       2.18       2.64
 Portfolio turnover                     %        129          28         138        160        167        145

----------
(1) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2)  Commencement of offering shares.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

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Pilgrim
Funds
-------

               NOTES TO FINANCIAL STATEMENTS as of June 30, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Bank and Thrift Fund, Inc. ("Bank and Thrift Fund"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Advisory Funds, Inc. ("PAF") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The "Funds" are Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Money Market Fund, Pilgrim Balanced Fund and Pilgrim Convertible Fund. Bank and Thrift Fund was organized as a Maryland Corporation in 1986. PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of Pilgrim MidCap Value Fund, Pilgrim LargeCap Leaders Fund and Pilgrim Asia-Pacific Equity Fund. Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of each Fund is described in each Fund's prospectus.

The Money Market Fund seeks to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open end investment company. The Primary Reserve Institutional Fund declares dividends of its net investment income daily, which the Money Market Fund records as dividend income. In addition, the Money Market Fund incurs its own expenses. The financial statements of the Primary Reserve Institutional Fund are included in this report and should be read in conjunction with the financial statements of the Money Market Fund.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Reorganizations. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, from Nicholas Applegate Capital Management to Pilgrim Investments, Inc. the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

On November 16, 1999 the Boards of Trustees and Directors of the following funds approved a plan of reorganization for the transfer of assets and liabilities of the following:

* Pilgrim Government Securities Fund into the Pilgrim Government Securities Income Fund

*    Pilgrim High Yield III Fund into the Pilgrim High Yield II Fund, and

* Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund into the Pilgrim Balanced Fund

This plan of reorganization was subsequently approved by shareholders on March 20, 2000 and effective on March 31, 2000 the transfer of all assets and liabilites between the respective Funds was accomplished through a tax free exchange of shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices, (Pilgrim High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

     are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. Foreign Currency Transactions. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at June 30, 2000.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     Annually            Semi-Annually         Quarterly          Monthly
     --------            -------------         ---------          -------

     LargeCap            MagnaCap              Balanced           Strategic
      Leaders                                  Convertible         Income
     LargeCap                                                     Government
      Growth                                                       Securities
     MidCap                                                        Income
      Value                                                       High Yield
     MidCap                                                       High
      Growth                                                       Yield II
     SmallCap                                                     Money
      Growth                                                       Market
     Bank and
      Thrift

     International
      Core
      Growth

     Worldwide
      Growth

     Asia-Pacific
      Equity

     International
      SmallCap
      Growth

     Emerging
      Countries

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

     Pilgrim High Yield II and Pilgrim Money Market declare and go ex-dividend daily and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. Accordingly, amounts as of June 30, 2000 have been increased (decreased) through reclassification as follows:

                                                                    Accumlated
                                                                   net realized
                                                                  gains (losses)
                                                Undistributed     on investments
                                              (overdistributed)     and foreign
                                  Paid-in       net investment       currency
                                  capital           income         transactions
                                  -------           ------         ------------
MagnaCap                      $         --       $   308,205       $   (308,205)
LargeCap Leaders                   (46,906)          315,614           (268,708)
LargeCap Growth                  5,093,695         5,317,970        (10,411,665)
MidCap Value                      (387,792)          387,792                 --
MidCap Growth                    2,153,292         6,452,374         (8,605,666)
SmallCap Growth                (21,573,410)        7,259,094         14,314,316
Bank and Thrift                    268,616           593,939           (862,555)
Worldwide Growth                 3,300,453         5,140,001         (8,440,454)
International Core
  Growth                         3,074,027           734,948         (3,808,975)
International SmallCap
  Growth                         1,618,970         4,264,398         (5,883,368)
Emerging Countries             (19,687,342)        2,952,138         16,735,204
Asia-Pacific Equity               (382,312)          325,059             57,253
Government Securities
  Income                            (4,350)         (190,620)           194,970
Strategic Income                  (214,691)          348,410           (133,719)
High Yield                      (2,218,003)        2,218,003                 --
High Yield II                     (187,248)          282,299            (95,051)
Balanced                          (162,033)          (13,137)           175,170
Convertible                     (1,570,609)          892,991            677,618


F. Federal Income Taxes. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at June 30, 2000:

                                                   Amount       Expiration Dates
                                                   ------       ----------------
Emerging Countries                              $37,330,830           2006
Asia-Pacific Equity                              23,348,395           2007
Government Securities Income                      7,375,294       2000 to 2007
Strategic Income                                    812,559       2006 to 2007
High Yield                                       50,313,971       2001 to 2008
High Yield II                                     9,557,114       2006 to 2008

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

     price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Deferred Organization Expenses. Expenses incurred in connection with the organization and registration of the LargeCap Leaders Fund, MidCap Value Fund and Asia-Pacific Equity Fund under the Investment Company Act of 1940 and the Securities Act of 1933 are being amortized by each Fund equally over a period of five years from the date of commencement of its operations.

     Certain registration costs incurred in the organization of Pilgrim Money Market Fund were capitalized and are being amortized over a period of one year.

J. Securities Lending. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended June 30, 2000, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                             Purchases             Sales
                                             ---------             -----
MagnaCap Fund                              $ 112,268,474       $160,191,540
LargeCap Leaders Fund                         14,013,272         15,181,906
LargeCap Growth Fund                         974,359,094        541,278,929
MidCap Value Fund                             47,166,393         69,863,247
MidCap Growth                                649,865,512        593,010,815
SmallCap Growth Fund                         515,442,043        511,413,629
Bank and Thrift Fund                          50,180,900        280,638,858
Worldwide Growth Fund                      1,010,948,365        698,234,369


                                             Purchases             Sales
                                             ---------             -----
International Core Growth Fund               155,980,822        131,692,882
International SmallCap Growth Fund         1,038,731,310        641,090,983
Emerging Countries Fund                      481,141,840        446,788,856
Asia-Pacific Equity Fund                      43,034,483         47,833,797
Government Securities Income Fund             21,100,781         21,382,264
Strategic Income Fund                         20,800,382         24,567,555
High Yield Fund                              308,052,953        370,094,465
High Yield Fund II                           109,070,769        132,645,553
Balanced Fund                                100,067,105        113,315,133
Convertible Fund                             542,878,886        433,560,409

NOTE 4 -- INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At June 30, 2000, Bank and Thrift Fund has the following holdings in affiliated companies:

                 Acquisition     Shares                   Market         % of
                     Date         Held       Cost         Value       Net Assets
                     ----         ----       ----         -----       ----------

21st Century      November      177,000    1,330,875      885,000        0.25%
  Holding         5, 1998
  Company

International     November      375,000    3,281,089    2,039,062        0.57%
  Aircraft       5, 1997 to
  Investors      April 15,
                   1999

Southwest        March 16,      200,000    4,875,938    3,225,000        0.90%
  Bancorp.        1999 to
                 March 17,
                   1999

During the year ended June 30, 2000 the Fund received $22,000 in dividend income from Southwest Bancorp. There was no other dividend income from affiliates during the period.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Emerging Countries and Asia-Pacific Equity -- 1.25%; for LargeCap Leaders, MidCap Value and SmallCap Growth -- 1.00%; for Worldwide Growth,

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

International Core Growth and International SmallCap Growth -- 1.00% for the first $500 million, 0.90% of the next $500 million and 0.85% in excess of $1.0 billion; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75% for the first $500 million, 0.675% of the next $500 million and 0.65% in excess of $1.0 billion; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for MagnaCap -- 1.00% for the first $30 million, 0.75% of the next $220 million, 0.625% of the next $250 million and 0.50% in excess of $500 million; for Bank and Thrift -- 1.00% for the first $30 million, 0.75% of the next $95 million and 0.70% in excess of $125 million; for Government Securities Income -- 0.50% for the first $500 million, 0.45% of the next $500 million and 0.40% in excess of $1.0 billion.

The manager does not charge a management fee for Money Market Fund since the Fund invests solely in another open-end regulated investment company. However, the Fund pays the manager an administrative fee of 0.25% computed daily and payable monthly based on average daily net assets.

NOTE 6 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                         Class A    Class B    Class C    Class M    Class Q    Class T
                         -------    -------    -------    -------    -------    -------
MagnaCap                   0.30%      1.00%      1.00%     0.75%       0.25%       N/A
LargeCap Leaders           0.25       1.00       1.00      0.75        0.25        N/A
LargeCap Growth            0.35       1.00       1.00       N/A        0.25        N/A
MidCap Value               0.25       1.00       1.00      0.75        0.25        N/A
MidCap Growth              0.35       1.00       1.00       N/A        0.25        N/A
SmallCap Growth            0.35       1.00       1.00       N/A        0.25        N/A
Bank and Thrift            0.25       1.00        N/A       N/A         N/A        N/A
Worldwide Growth           0.35       1.00       1.00       N/A        0.25        N/A
International Core
  Growth                   0.35       1.00       1.00       N/A        0.25        N/A
International SmallCap
  Growth                   0.35       1.00       1.00       N/A        0.25        N/A
Emerging Countries         0.35       1.00       1.00       N/A        0.25        N/A
Asia-Pacific Equity        0.25       1.00        N/A      0.75         N/A        N/A
Government Securities
  Income                   0.25       1.00       1.00      0.75        0.25       0.65%
Strategic Income           0.35       0.75       0.75       N/A        0.25        N/A
High Yield                 0.25       1.00       1.00      0.75        0.25        N/A
High Yield II              0.35       1.00       1.00       N/A        0.25       0.65
Money Market               0.25       1.00       1.00       N/A         N/A        N/A
Balanced                   0.35       1.00       1.00       N/A        0.25       0.75
Convertible                0.35       1.00       1.00       N/A        0.25        N/A

For the year ended June 30, 2000 the Funds paid the following distribution fees by class to the Distributor.

                         Class A      Class B       Class C      Class M    Class Q    Class T
                         -------      -------       -------      -------    -------    -------
MagnaCap                 $994,817    $1,030,869    $   26,458    108,690    $ 14,864       N/A
LargeCap Leaders           22,870       230,542         7,964     38,910          79       N/A
LargeCap Growth           375,756     1,990,735       824,123        N/A      38,960       N/A
MidCap Value               29,081       210,118         4,057     48,713         137       N/A
MidCap Growth             389,998       822,217     2,056,051        N/A      40,692       N/A
SmallCap Growth           488,534       727,465     1,977,269        N/A      26,579       N/A
Bank and Thrift           688,835     2,204,968           N/A        N/A         N/A       N/A
Worldwide Growth          515,322       770,751     1,751,460        N/A      94,045       N/A
International
  Core Growth              65,630       173,309       194,645        N/A      35,869       N/A
International SmallCap
  Growth                  559,207       796,853       798,961        N/A     293,086       N/A
Emerging Countries        226,595       295,635       276,850        N/A     249,693       N/A
Asia-Pacific Equity        34,682       138,885           N/A     39,665         N/A       N/A
Government Securities
  Income                   69,487       173,703         8,927      4,908           5    38,778
Strategic Income           10,355        37,680        38,579        N/A         444       N/A
High Yield                272,149     2,354,893        42,730    140,963          --       N/A
High Yield II              60,360       570,886       193,491        N/A       9,563    53,509
Money Market               57,425        78,467        28,963        N/A         N/A       N/A
Balanced                   81,266       162,089       210,792        N/A         495    21,291
Convertible               317,132     1,028,519     1,267,593        N/A      83,759       N/A

For the year ended June 30, 2000, the Distributor has retained $1,608,367 as sales charges from the proceeds of Class A Shares sold, $405,740 from the proceeds of Class C Shares redeemed, and $11,385 from the proceeds of Class M Shares sold.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 7 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the year ended June 30, 2000 are shown in the accompanying Statements of Operations.

NOTE 8 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                       Class A   Class B   Class C   Class M   Class Q   Class T
                       -------   -------   -------   -------   -------   -------
LargeCap Leaders        1.75%     2.50%     2.50%     2.25%     1.75%      N/A
LargeCap Growth         1.60      2.25      2.25       N/A      1.25       N/A
MidCap Value            1.75      2.50      2.50      2.25      1.75       N/A
MidCap Growth           1.60      2.25      2.25       N/A      1.25       N/A
SmallCap Growth         1.95      2.60      2.60       N/A      1.50       N/A
Worldwide Growth        1.85      2.50      2.50       N/A      1.60       N/A
International Core
  Growth                1.95      2.60      2.60       N/A      1.65       N/A
International
  SmallCap Growth       1.95      2.60      2.60       N/A      1.65       N/A
Emerging Countries      2.25      2.90      2.90       N/A      1.90       N/A
Asia-Pacific Equity     2.00      2.75       N/A      2.50       N/A       N/A
Government
  Securities Income       (1)       (1)       (1)       (1)       (1)       (1)
Strategic Income        0.95      1.35      1.35       N/A      0.85       N/A
High Yield              1.10      1.85      1.85      1.60      1.10       N/A
High Yield II           1.10      1.75      1.75       N/A      1.00      1.40%
Money Market            1.50      2.25      2.25       N/A       N/A       N/A
Balanced                1.60      2.25      2.25       N/A      1.25      1.75
Convertible             1.60      2.25      2.25       N/A      1.25       N/A

----------
(1) The Investment Manager has agreed to reimburse the Government Securities Income Fund for all gross operating expenses and costs of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees in excess of 0.25% which exceed 1.50% of the Fund's daily average net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. The expense limitations cannot be changed without shareholder approval.

NOTE 9 -- CREDIT FACILITY

The Funds have a $75 million credit facility available to fund temporary or emergency borrowings which expires on August 31, 2000. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. As of June 30, 2000 there was no balance outstanding under the credit facility.

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                      Class A Shares                   Class B Shares
                              ------------------------------    ----------------------------
                                   Year Ended June 30,               Year Ended June 30,
                              ------------------------------    ----------------------------
                                  2000             1999            2000            1999
                              -------------    -------------    ------------    ------------
MagnaCap Fund
 (Number of Shares)
Shares sold                       8,302,663       13,502,711       1,126,639       2,873,334
Shares issued as
 reinvestments of dividends       2,042,086        1,828,625         670,172         516,048
Shares redeemed                 (11,985,501)     (14,934,578)     (2,847,837)     (1,307,942)
                              -------------    -------------    ------------    ------------
Net increase (decrease)
 in shares outstanding           (1,640,752)         396,758      (1,051,026)      2,081,440
                              =============    =============    ============    ============
MagnaCap Fund ($)
Shares sold                   $ 134,588,976    $ 222,180,950    $ 18,234,831    $ 46,072,779
Shares issued as
 reinvestments of dividends      33,390,241       28,388,968      10,716,050       7,888,183
Shares redeemed                (193,866,999)    (246,413,983)    (44,525,122)    (20,667,305)
                              -------------    -------------    ------------    ------------
Net increase (decrease)
 in shares outstanding        $ (25,887,782)   $   4,155,935    $(15,574,241)   $ 33,293,657
                              =============    =============    ============    ============


                                     Class C Shares                  Class M Shares           Class Q Shares
                              -----------------------------   -----------------------------   --------------
                                   Year        June 1, 1999        Year Ended June 30,        Nov. 22, 1999
                                  Ended             to        -----------------------------         to
                              June 30, 2000   June 30, 1999      2000              1999       June 30, 2000
                              -------------   -------------   -----------       -----------   --------------
MagnaCap Fund
 (Number of Shares)
Shares sold                       355,043         34,608           71,735           210,689         627,893
Shares issued as
 reinvestments of dividends        13,431             --           94,820            95,725              --
Shares redeemed                  (166,071)            --         (265,773)         (238,673)         (1,149)
                              -----------       --------      -----------       -----------     -----------
Net increase (decrease)
 in shares outstanding            202,403         34,608          (99,218)           67,741         626,744
                              ===========       ========      ===========       ===========     ===========
MagnaCap Fund ($)
Shares sold                   $ 5,649,398       $588,611      $ 1,164,803       $ 3,356,295     $10,206,194
Shares issued as
 reinvestments of dividends       214,760             --        1,532,001         1,471,188              --
Shares redeemed                (2,597,664)            --       (4,228,665)       (3,784,141)        (18,412)
                              -----------       --------      -----------       -----------     -----------
Net increase (decrease)
 in shares outstanding        $ 3,266,494       $588,611      $(1,531,861)      $ 1,043,342     $10,187,782
                              ===========       ========      ===========       ===========     ===========

                                         Class A Shares                     Class B Shares
                                  ----------------------------      ------------------------------
                                       Year Ended June 30,                Year Ended June 30,
                                  ----------------------------      ------------------------------
                                     2000             1999              2000              1999
                                  -----------      -----------      ------------      ------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                           301,942          251,465           559,630           735,637
Shares issued as reinvestment
 of dividends                          58,405            9,173           160,941            24,514
Shares redeemed                      (219,637)        (287,552)         (745,133)         (408,748)
                                  -----------      -----------      ------------      ------------
Net increase (decrease) in
 shares outstanding                   140,710          (26,914)          (24,562)          351,403
                                  ===========      ===========      ============      ============
LargeCap Leaders Fund ($)
Shares sold                       $ 4,943,290      $ 3,946,541      $  8,870,343      $ 11,541,367
Shares issued as reinvestment
 of dividends                         929,814          146,637         2,481,716           384,368
Shares redeemed                    (3,554,645)      (4,313,891)      (11,733,890)       (6,043,904)
                                  -----------      -----------      ------------      ------------
Net increase (decrease) in
 shares outstanding               $ 2,318,459      $  (220,713)     $   (381,831)     $  5,881,831
                                  ===========      ===========      ============      ============

                                         Class C Shares                     Class M Shares
                                  -----------------------------     ------------------------------
                                       Year       June 17, 1999          Year Ended June 30,
                                      Ended             to          ------------------------------
                                  June 30, 2000   June 30, 1999         2000             1999
                                  -------------   -------------     ------------      ------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                            226,352               2            47,521            32,969
Shares issued as reinvestment
 of dividends                              664              --            38,024             7,380
Shares redeemed                       (138,012)             --          (115,601)          (89,184)
                                   -----------     -----------      ------------      ------------
Net increase (decrease) in
 shares outstanding                     89,004               2           (30,056)          (48,835)
                                   ===========     ===========      ============      ============
LargeCap Leaders Fund ($)
Shares sold                        $ 3,583,768     $        30      $    764,132      $    521,236
Shares issued as reinvestment
 of dividends                           10,256              --           593,167           116,160
Shares redeemed                     (2,131,218)             --        (1,833,459)       (1,317,582)
                                   -----------     -----------      ------------      ------------
Net increase (decrease) in
 shares outstanding                $ 1,462,806     $        30      $   (476,160)     $   (680,186)
                                   ===========     ===========      ============      ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                   Class Q Shares
                                                   --------------
                                                        Year
                                                        Ended
                                                    June 30, 2000
                                                    -------------
LargeCap Leaders Fund
 (Number of Shares)
Shares sold                                              13,049
Shares issued as reinvestments of dividends                  --
Shares redeemed                                            (515)
                                                      ---------
Net increase in shares outstanding                       12,534
                                                      =========
LargeCap Leaders Fund ($)
Shares sold                                           $ 212,892
Shares issued as reinvestment of dividends                   --
Shares redeemed                                          (8,154)
                                                      ---------
Net increase in shares outstanding                    $ 204,738
                                                      =========

                                                 Class A Shares                                   Class B Shares
                                ------------------------------------------------ ------------------------------------------------
                                      Year          3 Months         Year             Year          3 Months          Year
                                     Ended           Ended           Ended           Ended           Ended            Ended
                                    June 30,        June 30,       March 31,        June 30,        June 30,        March 31,
                                      2000            1999           1999             2000            1999            1999
                                 -------------    ------------    -----------    -------------    ------------    ------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          4,427,459         601,704        387,443        6,775,370       1,006,149         722,166
Shares issued as reinvestments
 of dividends                           21,754              --          9,412           38,999              --           4,145
Shares redeemed                     (1,201,487)        (28,795)      (199,495)        (796,940)        (63,827)       (129,658)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                         3,247,726         572,909        197,360        6,017,429         942,322         596,653
                                 =============    ============    ===========    =============    ============    ============
LargeCap Growth Fund ($)
Shares sold                      $ 159,716,404    $ 16,107,475    $ 7,119,334    $ 236,388,229    $ 27,013,724    $ 13,914,112
Shares issued as reinvestments
 of dividends                          708,311              --        159,721        1,276,968              --          70,921
Shares redeemed                    (45,373,374)       (769,089)    (3,328,040)     (30,088,529)     (1,716,619)     (2,523,553)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 115,051,341    $ 15,338,386    $ 3,951,015    $ 207,576,668    $ 25,297,105    $ 11,461,480
                                 =============    ============    ===========    =============    ============    ============

                                                 Class C Shares                                   Class Q Shares
                                ------------------------------------------------ ------------------------------------------------
                                      Year          3 Months         Year             Year          3 Months          Year
                                     Ended           Ended           Ended           Ended           Ended            Ended
                                    June 30,        June 30,       March 31,        June 30,        June 30,        March 31,
                                      2000            1999           1999             2000            1999            1999
                                 -------------    ------------    -----------    -------------    ------------    ------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                          3,308,222         322,341        293,854          424,166          27,961         176,779
Shares issued as reinvestments
 of dividends                           13,490              --          1,216            2,730              --           1,139
Shares redeemed                       (388,728)        (10,496)       (35,900)         (71,210)         (9,901)        (34,429)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                         2,932,984         311,845        259,170          355,686          18,060         143,489
                                 =============    ============    ===========    =============    ============    ============
LargeCap Growth Fund ($)
Shares sold                      $ 120,907,907    $  8,625,780    $ 5,792,910    $  15,522,480    $    753,086    $  3,396,063
Shares issued as reinvestments
 of dividends                          443,449              --         20,875           93,151              --          19,518
Shares redeemed                    (15,356,494)       (279,527)      (642,955)      (2,818,083)       (263,465)       (600,590)
                                 -------------    ------------    -----------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 105,994,862    $  8,346,253    $ 5,170,830    $  12,797,548    $    489,621    $  2,814,991
                                 =============    ============    ===========    =============    ============    ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                      Class A Shares                   Class B Shares                  Class C Shares
                               ----------------------------    -----------------------------    ----------------------------
                                   Year Ended June 30,              Year Ended June 30,             Year       June 2, 1999
                               ----------------------------    -----------------------------        Ended           to
                                   2000            1999             2000             1999       June 30, 2000  June 30, 1999
                               -----------     ------------    ------------     ------------    -------------  -------------
MidCap Value Fund
 (Number of Shares)
Shares sold                        162,042          289,831         196,849          418,549         197,031         3,437
Shares issued as reinvestment
 of dividends                        5,045           97,756          10,124          163,266              50            --
Shares redeemed                   (736,267)        (834,562)     (1,110,013)        (992,708)         (5,154)         (336)
                               -----------     ------------    ------------     ------------     -----------      --------
Net increase (decrease) in
 shares outstanding               (569,180)        (446,975)        903,040         (410,893)        191,927         3,101
                               ===========     ============    ============     ============     ===========      ========
MidCap Value Fund ($)
Shares sold                    $ 2,287,701     $  4,389,745    $  2,617,803     $  6,191,601     $ 2,726,555      $ 51,058
Shares issued as reinvestment
 of dividends                       69,464        1,381,287         135,051        2,251,448             671            --
Shares redeemed                 (9,944,036)     (12,572,823)    (14,482,052)     (14,198,024)        (67,227)       (5,064)
                               -----------     ------------    ------------     ------------     -----------      --------
Net increase (decrease) in
 shares outstanding            $(7,586,871)    $ (6,801,791)   $(11,729,198)    $ (5,754,975)    $ 2,659,999      $ 45,994
                               ===========     ============    ============     ============     ===========      ========

                                             Class M Shares            Class Q
                                       --------------------------     ----------
                                           Year Ended June 30,        Year Ended
                                       --------------------------      June 30,
                                           2000           1999          2000
                                       -----------    -----------     ----------
MidCap Value Fund
 (Number of Shares)
Shares sold                                 65,235        162,221         9,749
Shares issued as reinvestment
 of dividends                                3,293         60,558            --
Shares redeemed                           (476,778)      (336,945)           --
                                       -----------    -----------       -------
Net increase (decrease) in
 shares outstanding                       (408,250)      (114,166)        9,749
                                       ===========    ===========       =======
MidCap Value Fund ($)
Shares sold                            $   881,691    $ 2,398,495       133,810
Shares issued as reinvestment
 of dividends                               44,230        838,728            --
Shares redeemed                         (6,344,036)    (4,910,700)           --
                                       -----------    -----------       -------
Net increase (decrease) in
 shares outstanding                    $(5,418,115)   $(1,673,477)      133,810
                                       ===========    ===========       =======

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                                 Class B Shares
                                ----------------------------------------------    -------------------------------------------
                                     Year           3 Months         Year            Year          3 Months         Year
                                     Ended           Ended           Ended           Ended          Ended           Ended
                                   June 30,         June 30,       March 31,        June 30,       June 30,        March 31,
                                     2000            1999            1999             2000           1999            1999
                                 -------------    -----------    -------------    ------------    -----------    ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          9,111,415        170,704        5,215,189       1,509,894        124,529         549,516
Shares issued as reinvestments
 of dividends                          974,160             --          130,197         643,222             --          69,791
Shares redeemed                     (7,669,485)      (440,581)      (6,820,248)       (591,401)      (113,758)       (842,979)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  2,416,090       (269,877)      (1,474,862)      1,561,715         10,771        (223,672)
                                 =============    ===========    =============    ============    ===========    ============
MidCap Growth Fund ($)
Shares sold                      $ 250,678,628    $ 3,480,826    $  93,222,436    $ 49,598,444    $ 3,003,625    $ 11,154,074
Shares issued as reinvestments
 of dividends                       19,950,802             --        2,271,935      15,501,828             --       1,444,672
Shares redeemed                   (210,070,998)    (9,018,100)    (120,721,071)    (18,149,395)    (2,758,710)    (16,826,911)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  60,558,432    $(5,537,274)   $ (25,226,700)   $ 46,950,877    $   244,915    $ (4,228,165)
                                 =============    ===========    =============    ============    ===========    ============

                                                  Class C Shares                                 Class Q Shares
                                ----------------------------------------------    -------------------------------------------
                                     Year           3 Months         Year            Year          3 Months         Year
                                     Ended           Ended           Ended           Ended          Ended           Ended
                                   June 30,         June 30,       March 31,        June 30,       June 30,        March 31,
                                     2000            1999            1999             2000           1999            1999
                                 -------------    -----------    -------------    ------------    -----------    ------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          1,413,615        127,317        1,185,161         428,283        201,861         194,537
Shares issued as reinvestments
 of dividends                        2,159,370             --          121,764         102,573             --          37,715
Shares redeemed                     (1,287,410)      (465,369)      (3,371,242)       (695,575)       (52,773)       (185,074)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  2,285,575       (338,052)      (2,064,317)       (164,719)       149,088          47,178
                                 =============    ===========    =============    ============    ===========    ============
MidCap Growth Fund ($)
Shares sold                      $  37,423,320    $ 2,416,875    $  19,063,447    $ 16,105,660    $ 5,261,515    $  4,134,744
Shares issued as reinvestments
 of dividends                       40,876,879             --        1,981,095       2,657,668             --         828,224
Shares redeemed                    (31,578,669)    (8,876,675)     (52,212,207)    (21,963,880)    (1,337,840)     (3,718,156)
                                 -------------    -----------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  46,721,530    $(6,459,800)   $ (31,167,665)   $ (3,200,552)   $ 3,923,675    $  1,244,812
                                 =============    ===========    =============    ============    ===========    ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                  Class A Shares                                    Class B Shares
                                 ----------------------------------------------    -------------------------------------------
                                     Year           3 Months          Year             Year          3 Months         Year
                                    Ended             Ended           Ended            Ended          Ended           Ended
                                   June 30,         June 30,        March 31,        June 30,        June 30,       March 31,
                                     2000             1999            1999             2000            1999           1999
                                 -------------    ------------    -------------    ------------    -----------    ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                         15,288,354         384,655       44,256,415       1,419,656         62,154       1,030,266
Shares issued as reinvestments
 of dividends                        3,070,550              --          919,060       1,314,209             --         121,247
Shares redeemed                    (14,588,761)       (652,027)     (49,753,506)       (566,759)      (144,208)     (1,464,484)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  3,770,143        (267,372)      (4,578,031)      2,167,106        (82,054)       (312,971)
                                 =============    ============    =============    ============    ===========    ============
SmallCap Growth Fund ($)
Shares sold                      $ 278,913,445    $  6,777,887    $ 815,912,790    $ 34,348,864    $ 1,379,964    $ 19,580,720
Shares issued as reinvestments
 of dividends                       44,737,909              --       14,800,215      23,529,097             --       2,371,732
Shares redeemed                   (268,674,614)    (11,423,224)    (917,280,292)    (13,214,538)    (3,209,533)    (28,084,966)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  54,976,740    $ (4,645,337)   $ (86,567,287)   $ 44,663,423    $ 1,829,569    $ (6,132,514)
                                 =============    ============    =============    ============    ===========    ============

                                                  Class C Shares                                    Class Q Shares
                                 ----------------------------------------------    -------------------------------------------
                                     Year           3 Months          Year             Year          3 Months         Year
                                    Ended             Ended           Ended            Ended          Ended           Ended
                                   June 30,         June 30,        March 31,        June 30,        June 30,       March 31,
                                     2000             1999            1999             2000            1999           1999
                                 -------------    ------------    -------------    ------------    -----------    ------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                          1,763,791          82,725        1,806,596         752,728        421,173         793,286
Shares issued as reinvestments
 of dividends                        4,523,712              --          926,112         226,472             --          18,226
Shares redeemed                     (1,707,156)       (680,850)      (6,061,729)       (884,884)      (392,013)       (970,001)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                  4,580,347        (598,125)      (3,329,021)         94,316         29,160        (158,489)
                                 =============    ============    =============    ============    ===========    ============
SmallCap Growth Fund ($)
Shares sold                      $  33,117,558    $  1,433,335    $  29,105,010    $ 17,630,422    $ 8,340,785    $ 12,725,287
Shares issued as reinvestments
 of dividends                       64,870,028              --       14,800,873       3,668,843             --         292,442
Shares redeemed                    (30,746,993)    (11,755,815)     (93,185,013)    (18,817,763)    (7,387,773)    (15,962,787)
                                 -------------    ------------    -------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  67,240,594    $(10,322,480)   $ (49,279,130)      2,481,502    $   953,012    $ (2,945,058)
                                 =============    ============    =============    ============    ===========    ============

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Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                      Class A Shares                      Class B Shares
                              -------------------------------     -------------------------------
                                    Year Ended June 30,                 Year Ended June 30,
                              -------------------------------     -------------------------------
                                   2000              1999             2000              1999
                              -------------     -------------     -------------     -------------
Bank and Thrift Fund
 (Number of Shares)
Shares sold                       1,975,881         6,842,658         1,559,910         5,775,191
Shares issued as
 reinvestment of
 dividends                        1,461,633           387,793         1,522,102           277,033
Shares redeemed                  (7,193,492)      (10,663,118)       (8,173,159)       (5,028,917)
                              -------------     -------------     -------------     -------------
Net increase (decrease) in
 shares outstanding              (3,755,978)       (3,432,667)       (5,091,147)        1,023,307
                              =============     =============     =============     =============
Bank and Thrift Fund ($)
Shares sold                   $  35,003,161     $ 167,184,964     $  28,449,395     $ 139,440,683
Shares issued as
 reinvestment of
 dividends                       28,604,164         9,012,306        29,787,547         6,421,621
Shares redeemed                (135,339,454)     (257,239,846)     (150,620,693)     (117,566,243)
                              -------------     -------------     -------------     -------------
Net increase (decrease) in
 shares outstanding           $ (71,732,129)    $ (81,042,576)    $ (92,383,751)    $  28,296,061
                              =============     =============     =============     =============

                                                 Class A Shares                                  Class B Shares
                                 ----------------------------------------------    --------------------------------------------
                                     Year           3 Months          Year            Year           3 Months          Year
                                     Ended            Ended           Ended           Ended           Ended            Ended
                                    June 30,        June 30,        March 31,        June 30,        June 30,        March 31,
                                     2000             1999            1999             2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                         14,001,807       1,172,285        5,575,910       2,987,911         353,077         544,757
Shares issued as reinvestments
 of dividends                          422,437              86           96,384         192,099              --          39,170
Shares redeemed                     (9,384,459)       (660,100)      (5,374,372)       (336,704)        (70,889)       (319,228)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                         5,039,785         512,271          297,922       2,843,306         282,188         264,699
                                 =============    ============    =============    ============    ============    ============
Worldwide Growth Fund ($)
Shares sold                      $ 404,667,268    $ 26,425,907    $ 110,310,826    $ 95,993,252    $  9,019,106    $ 11,616,885
Shares issued as reinvestments
 of dividends                       10,797,545              --        1,739,418       5,534,613              --         799,305
Shares redeemed                   (273,872,546)     14,957,153     (107,031,318)    (10,888,095)     (1,811,055)     (6,778,733)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                     $ 141,592,267    $ 11,468,754    $   5,018,926    $ 90,639,770    $  7,208,051    $  5,637,457
                                 =============    ============    =============    ============    ============    ============


                                                 Class C Shares                                  Class Q Shares
                                 ----------------------------------------------    --------------------------------------------
                                     Year           3 Months          Year            Year           3 Months          Year
                                     Ended            Ended           Ended           Ended           Ended            Ended
                                    June 30,        June 30,        March 31,        June 30,        June 30,        March 31,
                                     2000             1999            1999             2000            1999            1999
                                 -------------    ------------    -------------    ------------    ------------    ------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                          3,546,660         316,937        1,258,419       1,816,105         430,631         350,299
Shares issued as reinvestments
 of dividends                          554,745              --          117,737          85,463              --           4,352
Shares redeemed                       (797,116)       (195,915)      (1,224,596)       (873,920)       (180,058)        (89,828)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                         3,304,289         121,022          151,560       1,027,648         250,573         264,823
                                 =============    ============    =============    ============    ============    ============
Worldwide Growth Fund ($)
Shares sold                      $ 103,794,801    $  7,199,228    $  23,846,842    $ 60,334,275    $ 11,187,418    $  7,773,616
Shares issued as reinvestments
 of dividends                       14,207,022              --        2,145,255       2,513,469              --          89,521
Shares redeemed                    (22,853,219)     (4,443,951)     (22,854,997)    (30,258,824)     (4,610,453)     (1,884,358)
                                 -------------    ------------    -------------    ------------    ------------    ------------
Net increase in shares
 outstanding                     $  95,148,604    $  2,755,277    $   3,137,100    $ 32,588,920    $  6,576,965    $  5,978,779
                                 =============    ============    =============    ============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                Class B Shares
                                ----------------------------------------------    -------------------------------------------
                                     Year           3 Months          Year            Year         3 Months          Year
                                    Ended            Ended            Ended          Ended          Ended            Ended
                                   June 30,         June 30,        March 31,       June 30,       June 30,        March 31,
                                     2000             1999            1999            2000           1999            1999
                                 -------------    ------------    ------------    ------------    -----------    ------------
International Core Growth
 Fund (Number of Shares)
Shares sold                          5,045,863       1,699,541       4,111,884         458,137         47,812         317,938
Shares issued as reinvestments
 of dividends                           33,304              --           5,819          30,801             --           2,484
Shares redeemed                     (4,770,319)     (2,264,636)     (3,641,067)       (215,896)       (33,706)       (168,120)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease)
 in shares outstanding                 308,848        (565,095)        476,636         273,042         14,106         152,302
                                 =============    ============    ============    ============    ===========    ============
International Core
 Growth Fund ($)
Shares sold                      $ 121,096,575    $ 30,866,314    $ 72,899,494    $ 11,335,788    $   888,899    $  5,553,372
Shares issued as reinvestments
 of dividends                          740,357              --         109,877         689,313             --          47,437
Shares redeemed                   (114,696,068)    (41,080,307)    (65,603,216)     (5,138,991)      (610,199)     (2,893,130)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $   7,140,864    $(10,213,993)   $  7,406,155    $  6,886,110    $   278,700    $  2,707,679
                                 =============    ============    ============    ============    ===========    ============


                                                 Class C Shares                                Class Q Shares
                                ----------------------------------------------    -------------------------------------------
                                     Year           3 Months          Year            Year         3 Months          Year
                                    Ended            Ended            Ended          Ended          Ended            Ended
                                   June 30,         June 30,        March 31,       June 30,       June 30,        March 31,
                                     2000             1999            1999            2000           1999            1999
                                 -------------    ------------    ------------    ------------    -----------    ------------
International Core Growth
 Fund (Number of Shares)
Shares sold                          1,618,402         113,784         455,651         780,577         93,649         581,442
Shares issued as reinvestments
 of dividends                           33,214              --           1,471          24,738             --           1,463
Shares redeemed                     (1,158,306)        (69,740)        (82,349)       (615,038)      (228,977)        (67,954)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                    493,310          44,044         374,773         190,277       (135,328)        514,951
                                 =============    ============    ============    ============    ===========    ============
International Core
 Growth Fund ($)
Shares sold                      $  39,015,970    $  2,117,597    $  7,964,267    $ 20,639,997    $ 1,771,267    $ 10,297,873
Shares issued as reinvestments
 of dividends                          745,659              --          28,148         572,187             --          31,169
Shares redeemed                    (27,691,220)     (1,298,517)     (1,412,367)    (16,620,923)    (4,253,651)     (1,185,061)
                                 -------------    ------------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $  12,070,409    $    819,080    $  6,580,048    $  4,591,261    $(2,482,384)   $  9,143,981
                                 =============    ============    ============    ============    ===========    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                   Class B Shares
                                 ----------------------------------------------    ---------------------------------------------
                                      Year          3 Months          Year             Year          3 Months           Year
                                     Ended           Ended            Ended           Ended           Ended             Ended
                                    June 30,        June 30,        March 31,        June 30,        June 30,         March 31,
                                      2000            1999            1999             2000            1999             1999
                                 -------------    ------------    -------------    -------------    ------------    ------------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                         18,367,774       1,367,921        4,953,991        2,668,131          98,528         574,326
Shares issued as reinvestments
 of dividends                          169,910              --           41,096           85,395              --          21,611
Shares redeemed                    (13,311,135)       (997,179)      (4,370,199)        (465,407)        (55,682)       (472,298)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                         5,226,549         370,742          624,888        2,288,119          42,846         123,639
                                 =============    ============    =============    =============    ============    ============
International SmallCap
 Growth Fund ($)
Shares sold                      $ 753,445,372    $ 30,182,958    $ 101,529,799    $ 110,600,703    $  2,333,350    $ 12,177,504
Shares issued as reinvestments
 of dividends                        5,544,302              --          811,876        2,953,812              --         452,596
Shares redeemed                   (552,362,495)    (22,024,759)     (90,418,518)     (20,315,971)     (1,302,925)     (9,959,007)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 206,627,179    $  8,158,199    $  11,923,157    $  93,238,544    $  1,030,425    $  2,671,093
                                 =============    ============    =============    =============    ============    ============

                                                 Class C Shares                                   Class Q Shares
                                 ----------------------------------------------    ---------------------------------------------
                                      Year          3 Months          Year             Year          3 Months           Year
                                     Ended           Ended            Ended           Ended           Ended             Ended
                                    June 30,        June 30,        March 31,        June 30,        June 30,         March 31,
                                      2000            1999            1999             2000            1999             1999
                                 -------------    ------------    -------------    -------------    ------------    ------------
International SmallCap
 Growth Fund
 (Number of Shares)
Shares sold                          4,361,314         146,271          660,257        6,375,425         529,877       1,567,046
Shares issued as reinvestments
 of dividends                           80,888              --           13,435          154,058              --          12,918
Shares redeemed                     (1,600,661)        (34,123)        (464,252)      (4,450,408)       (269,090)       (563,058)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                         2,841,541         112,148          209,440        2,079,075         260,787       1,016,906
                                 =============    ============    =============    =============    ============    ============
International SmallCap
 Growth Fund ($)
Shares sold                      $ 174,228,168    $  3,168,229    $  12,933,840    $ 267,585,482    $ 12,505,725    $ 32,536,160
Shares issued as reinvestments
 of dividends                        2,568,991              --          258,146        4,781,312              --         249,737
Shares redeemed                    (63,584,070)       (740,072)      (9,055,952)    (196,319,048)     (6,328,290)    (11,408,948)
                                 -------------    ------------    -------------    -------------    ------------    ------------
Net increase in shares
 outstanding                     $ 113,213,089    $  2,428,157    $   4,136,034    $  76,047,746    $  6,177,435    $ 21,376,949
                                 =============    ============    =============    =============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                 Class A Shares                                   Class B Shares
                                 ---------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended           Ended            Ended          Ended           Ended            Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                          7,123,710       1,064,600       3,262,352         261,876          82,535         382,174
Shares issued as reinvestments
 of dividends                               --              --          17,479              --              --           7,286
Shares redeemed                     (6,583,130)     (1,382,928)     (3,852,081)       (320,122)       (168,473)       (951,609)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                    540,580        (318,328)       (572,250)        (58,246)        (85,938)       (562,149)
                                 =============    ============    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                      $ 142,495,750    $ 16,015,629    $ 45,426,994    $  5,287,628    $  1,322,669    $  5,698,657
Shares issued as reinvestments
 of dividends                               --              --         277,913              --              --         118,138
Shares redeemed                   (131,430,829)    (20,693,691)    (51,942,286)     (6,237,718)     (2,572,889)    (12,756,398)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $  11,064,921    $ (4,678,062)   $ (6,237,379)   $   (950,090)   $ (1,250,220)   $ (6,939,603)
                                 =============    ============    ============    ============    ============    ============

                                                 Class C Shares                                   Class Q Shares
                                 ---------------------------------------------    --------------------------------------------
                                      Year          3 Months          Year            Year          3 Months          Year
                                     Ended           Ended            Ended          Ended           Ended            Ended
                                    June 30,        June 30,        March 31,       June 30,        June 30,        March 31,
                                      2000            1999            1999            2000            1999            1999
                                 -------------    ------------    ------------    ------------    ------------    ------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                            395,139         116,572         521,678       4,383,749       1,208,239       4,616,946
Shares issued as reinvestments
 of dividends                               --              --           5,264              --              --          36,438
Shares redeemed                       (363,300)        (99,525)     (1,239,995)     (3,235,471)       (459,541)     (3,431,547)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                     31,839          17,047        (713,053)      1,148,278         748,698       1,221,837
                                 =============    ============    ============    ============    ============    ============
Emerging Countries Fund ($)
Shares sold                      $   7,854,682    $  1,744,612    $  7,326,720    $ 94,747,678    $ 19,053,123    $ 65,385,070
Shares issued as reinvestments
 of dividends                               --              --          82,205              --              --         593,577
Shares redeemed                     (6,755,539)     (1,481,896)    (16,381,157)    (67,344,187)     (7,234,180)    (45,346,860)
                                 -------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding              $   1,099,143    $    262,716    $ (8,972,232)   $ 27,403,491    $(11,818,943)   $ 20,631,787
                                 =============    ============    ============    ============    ============    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                             Class A Shares                  Class B Shares                 Class M Shares
                                     -----------------------------    ----------------------------    ---------------------------
                                          Year Ended June 30,              Year Ended June 30,            Year Ended June 30,
                                     -----------------------------    ----------------------------    ---------------------------
                                         2000             1999            2000            1999            2000           1999
                                     ------------    -------------    ------------    ------------    ------------    -----------
Asia-Pacific Equity Fund
 (Number of Shares)
Shares sold                             9,625,972       25,333,718       2,243,981       2,652,841       2,025,542        692,204
Shares issued as reinvestment
 of dividends                                  --               --              --              --              --             --
Shares redeemed                       (10,000,540)     (25,985,521)     (2,335,887)     (2,886,015)     (2,226,145)      (927,629)
                                     ------------    -------------    ------------    ------------    ------------    -----------
Net decrease in shares outstanding       (374,568)        (651,803)        (91,906)       (233,174)       (200,603)      (235,425)
                                     ============    =============    ============    ============    ============    ===========
Asia-Pacific Equity Fund ($)
Shares sold                          $ 71,934,635    $ 120,602,739    $ 16,295,675    $ 13,490,585    $ 15,526,895    $ 3,734,225
Shares issued as reinvestment of
 dividends                                     --               --              --              --              --             --
Shares redeemed                       (75,845,503)    (124,586,962)    (17,125,978)    (14,427,377)    (17,704,044)    (4,867,780)
                                     ------------    -------------    ------------    ------------    ------------    -----------
Net decrease in shares outstanding   $ (3,910,868)   $  (3,984,223)   $   (830,303)   $   (936,792)   $ (2,177,149)   $(1,133,555)
                                     ============    =============    ============    ============    ============    ===========


                                        Class A Shares                 Class B Shares
                                ----------------------------    ----------------------------
                                     Year Ended June 30,            Year Ended June 30,
                                ----------------------------    ----------------------------
                                    2000            1999            2000            1999
                                ------------    ------------    ------------    ------------
Government Securities Income
 Fund (Number of Shares)
Shares sold                        6,308,160       1,780,718         776,377       2,303,127
Shares issued in merger            2,562,644              --       1,997,672              --
Shares issued as reinvestment
 of dividends                         64,916          63,214          33,839          26,259
Shares redeemed                   (6,095,948)     (1,977,689)       (983,135)     (1,570,331)
                                ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                2,839,772        (133,757)      1,824,753         759,055
                                ============    ============    ============    ============
Government Securities
 Income Fund ($)
Shares sold                     $ 74,777,810    $ 22,807,064    $  9,254,431    $ 29,433,691
Shares issued in merger           30,325,611              --      23,574,822              --
Shares issued as reinvestment
 of dividends                        773,501         802,923         401,442         332,080
Shares redeemed                  (72,308,346)    (25,148,449)    (11,700,469)    (19,941,959)
                                ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                    $ 33,568,576    $ (1,538,462)   $ 21,530,226    $  9,823,812
                                ============    ============    ============    ============


                                           Class C                    Class M
                                ---------------------------    ------------------------
                                Year Ended    June 1, 1999       Year Ended June 30,
                                 June 30,           to         ------------------------
                                   2000       June 30, 1999       2000         1999
                                -----------   -------------    ---------    -----------
Government Securities Income
 Fund (Number of Shares)
Shares sold                         674,348       34,375          28,709        136,108
Shares issued in merger             135,166           --              --             --
Shares issued as reinvestment
 of dividends                         2,322           --           1,916          2,551
Shares redeemed                    (641,939)     (33,817)        (48,662)       (95,188)
                                -----------    ---------       ---------    -----------
Net increase (decrease) in
 shares outstanding                 169,897          558         (18,037)        43,471
                                ===========    =========       =========    ===========
Government Securities
 Income Fund ($)
Shares sold                     $ 8,182,795    $ 421,428       $ 345,778    $ 1,751,439
Shares issued in merger           1,611,381           --              --             --
Shares issued as reinvestment
 of dividends                        27,745           --          22,982         32,362
Shares redeemed                  (7,762,416)    (414,258)       (581,080)    (1,210,771)
                                -----------    ---------       ---------    -----------
Net decrease in shares
 outstanding                    $ 2,059,505    $   7,170       $(212,320)   $   573,030
                                ===========    =========       =========    ===========

                                               Class T Shares     Class Q Shares
                                               --------------     --------------
                                                 Year Ended         Year Ended
                                                  June 30,           June 30,
                                                    2000               2000
                                               --------------     --------------
Government Securities Income Fund
 (Number of Shares)
Shares sold                                              116            1,851
Shares issued in merger                            2,165,118               --
Shares issued as reinvestment of dividends            15,202                4
Shares redeemed                                     (255,997)             (36)
                                                ------------         --------
Net increase in shares outstanding                 1,924,439            1,819
                                                ============         ========
Government Securities
 Income Fund ($)
Shares sold                                     $      1,046         $ 21,936
Shares issued in merger                           25,550,874               --
Shares issued as reinvestment of dividends           178,704               50
Shares redeemed                                   (3,016,129)            (418)
                                                ------------         --------
Net increase in shares outstanding              $ 22,714,495         $ 21,568
                                                ============         ========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                              Class A Shares                               Class B Shares
                                ------------------------------------------    -------------------------------------------
                                    Year         3 Months          Year           Year         3 Months        Year
                                   Ended           Ended          Ended          Ended          Ended          Ended
                                  June 30,       June 30,       March 31,       June 30,       June 30,      March 31,
                                    2000           1999          1999(1)          2000           1999         1999(1)
                                -----------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                          604,669       1,744,498        646,153        235,490         65,960        595,169
Shares issued in merger                   --              --        175,454             --             --        259,694
Shares issued as reinvestment
  of dividends                        11,483           1,712          5,664         16,764          3,737         12,860
Shares redeemed                     (607,655)     (1,797,320)      (381,014)      (333,238)      (137,015)      (341,358)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  shares outstanding                   8,497         (51,110)       446,257        (80,984)       (67,318)       526,365
                                ============    ============    ===========    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                     $  7,329,922    $ 22,358,564    $ 8,383,952    $ 2,807,321    $   827,887    $ 7,617,290
Shares issued in merger                   --              --      2,260,055             --             --      3,265,737
Shares issued as reinvestment
  of dividends                       139,358          21,991         73,691        199,456         47,004        163,532
Shares redeemed                   (7,363,256)    (23,052,137)    (4,961,848)    (3,971,439)    (1,710,716)    (4,353,363)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  shares outstanding            $    106,024    $   (671,582)   $ 5,755,850    $  (964,662)   $  (835,825)   $ 6,693,196
                                ============    ============    ===========    ===========    ===========    ===========


                                              Class C Shares                               Class Q Shares
                                ------------------------------------------    -------------------------------------------
                                    Year         3 Months          Year           Year         3 Months        Year
                                   Ended           Ended          Ended          Ended          Ended          Ended
                                  June 30,       June 30,       March 31,       June 30,       June 30,      March 31,
                                    2000           1999          1999(1)          2000           1999         1999(1)
                                -----------    ------------    -----------    -----------    -----------    -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                          594,925          72,888        533,457          5,652            816          1,004
Shares issued in merger                   --              --        342,089             --             --         23,390
Shares issued as reinvestment
  of dividends                        11,584           2,829          7,510          1,233            168          1,220
Shares redeemed                     (905,931)        (77,064)      (262,520)        (1,293)       (12,262)           (36)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  shares outstanding                (299,422)         (1,347)       620,536          5,592        (11,278)        25,578
                                ============    ============    ===========    ===========    ===========    ===========
Strategic Income Fund ($)
Shares sold                     $  7,361,851    $    952,054    $ 7,079,809    $    64,150    $    10,030    $    12,500
Shares issued in merger                   --              --      4,459,907             --             --        286,028
Shares issued as reinvestment
  of dividends                       143,424          37,021         99,886         14,212          2,037         15,045
Shares redeemed                  (11,234,101)     (1,006,028)    (3,482,921)       (14,990)      (151,748)          (399)
                                ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in
  shares outstanding            $ (3,728,826)   $    (16,953)   $ 8,156,681    $    63,372    $  (139,681)   $   313,174
                                ============    ============    ===========    ===========    ===========    ===========

----------
(1)  Classes commenced operations on 7/27/98.

                                         Class A Shares                   Class B Shares
                                ------------------------------    -----------------------------
                                      Year Ended June 30,              Year Ended June 30,
                                ------------------------------    -----------------------------
                                    2000             1999            2000             1999
                                -------------    -------------    ------------    -------------
High Yield Fund
 (Number of Shares)
Shares sold                        18,403,831       23,077,399      10,007,643       28,533,861
Shares issued as reinvestment
 of dividends                         992,628        1,012,788       1,441,815        1,285,173
Shares redeemed                   (24,529,807)     (16,689,544)    (15,933,643)      (7,951,333)
                                -------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding                (5,133,348)       7,400,643      (4,484,185)      21,867,701
                                =============    =============    ============    =============
High Yield Fund ($)
Shares sold                     $  97,912,317    $ 146,786,361    $ 55,282,605    $ 177,876,596
Shares issued as reinvestment
 of dividends                       5,460,638        6,265,752       7,894,426        7,911,056
Shares redeemed                  (131,398,105)    (106,793,532)    (86,943,865)     (48,182,705)
                                -------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding             $ (28,025,160)   $  46,258,581    $(23,766,834)   $ 137,604,947
                                =============    =============    ============    =============


                                         Class C Shares                  Class M Shares
                                 -----------------------------   -----------------------------
                                  Year Ended     June 1, 1999         Year Ended June 30,
                                   June 30,           to         -----------------------------
                                     2000       June 30, 1999        2000             1999
                                 -------------  --------------   -------------    ------------
High Yield Fund
 (Number of Shares)
Shares sold                         2,837,111        93,124           127,747        2,189,902
Shares issued as reinvestment
 of dividends                          28,522            --           188,400          196,691
Shares redeemed                    (1,778,397)           --        (1,858,983)      (1,173,862)
                                 ------------      --------      ------------     ------------
Net increase (decrease) in
 shares outstanding                 1,087,236        93,124        (1,542,836)       1,212,731
                                 ============      ========      ============     ============
High Yield Fund ($)
Shares sold                      $ 15,174,843      $549,513      $    705,631     $ 13,575,288
Shares issued as reinvestment
 of dividends                         153,864            58         1,036,966        1,217,509
Shares redeemed                    (9,243,746)           --       (10,086,399)      (7,119,713)
                                 ------------      --------      ------------     ------------
Net increase (decrease) in
 shares outstanding              $  6,084,961      $549,571      $ (8,343,802)    $  7,673,084
                                 ============      ========      ============     ============

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                       Class Q Shares
                                                ----------------------------
                                                Year Ended     June 17, 1999
                                                 June 30,           to
                                                   2000        June 30, 1999
                                                ----------     -------------
High Yield Fund
 (Number of Shares)
Shares sold                                        --                30
Shares issued as reinvestment of dividends         --                --
Shares redeemed                                    --                --
                                                                   ----
Net increase in shares outstanding                 --                30
                                                  ===              ====
High Yield Fund ($)
Shares sold                                        --              $  5
Shares issued as reinvestment of dividends          2                --
Shares redeemed                                    --                --
                                                  ---              ----
Net increase in shares outstanding                  2              $  5
                                                  ===              ====

                                               Class A Shares                                 Class B Shares
                                --------------------------------------------    -------------------------------------------
                                     Year          3 Months         Year            Year         3 Months         Year
                                    Ended           Ended           Ended           Ended          Ended          Ended
                                   June 30,        June 30,       March 31,        June 30,       June 30,      March 31,
                                     2000           1999            1999            2000           1999            1999
                                 ------------    -----------    ------------    ------------    -----------    ------------
High Yield Fund II
 (Number of Shares)
Shares sold                         2,024,176        126,155       2,218,475         696,890        191,304       3,516,788
Shares issued in merger             1,920,197             --              --       6,815,662             --              --
Shares issued as reinvestments
 of dividends                          85,848         13,470          68,528         173,796         20,903          90,997
Shares redeemed                    (2,296,078)      (175,029)     (1,169,064)     (1,757,346)      (279,006)       (622,273)
                                 ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                 1,734,143        (35,404)      1,117,939       5,929,002        (66,799)      2,985,512
                                 ============    ===========    ============    ============    ===========    ============
High Yield Fund II ($)
Shares sold                      $ 22,289,353    $ 1,487,541    $ 27,084,111    $  7,778,149    $ 2,244,780    $ 42,704,286
Shares issued in merger            21,258,924             --              --      75,437,662             --              --
Shares issued as reinvestments
 of dividends                         948,687        158,555         807,769       1,923,761        246,357       1,044,170
Shares redeemed                   (25,459,352)    (2,045,836)    (14,038,415)    (19,459,549)    (3,269,300)     (7,281,798)
                                 ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in
 shares outstanding              $ 19,037,612    $  (399,740)   $ 13,853,465    $ 65,680,023    $  (778,163)   $ 36,466,658
                                 ============    ===========    ============    ============    ===========    ============

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Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                               Class C Shares                                Class Q Shares
                                --------------------------------------------    ------------------------------------------
                                     Year         3 Months          Year            Year         3 Months         Year
                                    Ended          Ended           Ended           Ended           Ended         Ended
                                   June 30,       June 30,        March 31,       June 30,       June 30,       March 31,
                                    2000            1999            1999            2000           1999           1999
                                 ------------    -----------    ------------    ------------    -----------    -----------
High Yield Fund II
 (Number of Shares)
Shares sold                           835,807         91,597       1,848,332       1,176,601         21,272        668,988
Shares issued in merger               876,081             --              --              --             --             --
Shares issued as reinvestments
 of dividends                          60,087         11,731          67,635          38,331          7,915         23,106
Shares redeemed                    (1,223,652)      (310,405)       (468,704)       (857,666)      (307,466)      (179,780)
                                 ------------    -----------    ------------    ------------    -----------    -----------
Net increase (decrease) in
 shares outstanding                   548,323       (207,077)      1,447,263         357,266       (278,279)       512,314
                                 ============    ===========    ============    ============    ===========    ===========
High Yield Fund II ($)
Shares sold                      $  9,284,852    $ 1,078,810    $ 22,778,726    $ 12,941,570    $   249,643    $ 7,770,126
Shares issued in merger             9,698,640             --              --              --             --             --
Shares issued as reinvestments
 of dividends                         667,948        138,399         775,897         431,200         93,356        271,659
Shares redeemed                   (13,540,976)    (3,633,914)     (5,466,380)     (9,622,674)    (3,614,065)    (2,101,039)
                                 ------------    -----------    ------------    ------------    -----------    -----------
Net increase (decrease) in
 shares outstanding              $  6,110,464    $(2,416,705)   $ 18,088,243    $  3,750,096    $(3,271,066)   $ 5,940,746
                                 ============    ===========    ============    ============    ===========    ===========

                                                 Class T Shares
                                                 --------------
                                                  Period Ended
                                                    June 30,
                                                      2000
                                                 --------------
High Yield Fund II
 (Number of Shares)
Shares sold                                             42,193
Shares issued in merger                              3,237,823
Shares issued as reinvestments of dividends             45,794
Shares redeemed                                       (426,380)
                                                     ---------
Net increase in shares outstanding                   2,899,430
                                                     =========
High Yield Fund II ($)
Shares sold                                       $    467,407
Shares issued in merger                             35,837,128
Shares issued as reinvestment of dividends             495,594
Shares redeemed                                     (4,680,068)
                                                  ------------
Net increase in shares outstanding                $ 32,120,061
                                                  ============

                                              Class A Shares     Class B Shares     Class C Shares
                                             ----------------    ---------------   ---------------
                                               Period Ended                 Period Ended
                                                 June 30,                     June 30,
                                                 2000(1)                      2000(2)
                                             ----------------    ---------------------------------
Money Market Fund (Number of Shares)
Shares sold                                    1,169,128,592       61,428,458          63,807,062
Shares issued as reinvestment of dividends           401,613          197,336              62,389
Shares redeemed                               (1,094,099,819)     (49,590,590)        (58,438,711)
                                             ---------------     ------------        ------------
Net increase in shares outstanding                75,430,386       12,035,204           5,430,740
                                             ===============     ============        ============
Money Market Fund ($)
Shares sold                                  $ 1,169,128,592     $ 61,428,458        $ 63,807,062
Shares issued as reinvestment of dividends           401,613          197,336              62,389
Shares redeemed                               (1,094,099,819)     (49,590,590)        (58,438,711)
                                             ---------------     ------------        ------------
Net increase in shares outstanding           $    75,430,386     $ 12,035,204        $  5,430,740
                                             ===============     ============        ============

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                Class B Shares
                                     ------------------------------------------    ------------------------------------------
                                         Year         3 Months         Year            Year         3 Months         Year
                                         Ended          Ended          Ended          Ended           Ended          Ended
                                       June 30,       June 30,       March 31,       June 30,       June 30,       March 31,
                                         2000           1999           1999            2000           1999           1999
                                     ------------    -----------    -----------    ------------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                               462,023         69,501        371,709         236,780         62,785        128,292
Shares issued in merger                 3,669,160             --             --       2,263,054             --             --
Shares issued as reinvestments of
 dividends                                120,353          1,015         68,457          87,982            554         29,941
Shares redeemed                          (523,820)       (70,425)      (281,697)       (386,298)       (12,468)       (73,515)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase in shares outstanding      3,727,716             91        158,469       2,201,518         50,871         84,718
                                     ============    ===========    ===========    ============    ===========    ===========
Balanced Fund ($)
Shares sold                          $  7,288,215    $ 1,354,890    $ 7,068,981    $  4,171,242    $ 1,288,434    $ 2,447,844
Shares issued in merger                57,648,201             --             --      38,096,820             --             --
Shares issued as reinvestments of
 dividends                              1,895,528         19,370      1,216,578       1,483,448         11,321        566,865
Shares redeemed                        (8,162,726)    (1,361,704)    (5,289,069)     (6,483,178)      (256,849)    (1,364,447)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase in shares outstanding   $ 58,669,218    $    12,556    $ 2,996,490    $ 37,268,332    $ 1,042,906    $ 1,650,262
                                     ============    ===========    ===========    ============    ===========    ===========

                                                    Class C Shares                                Class Q Shares
                                     ------------------------------------------    ------------------------------------------
                                         Year         3 Months         Year            Year         3 Months         Year
                                         Ended          Ended          Ended          Ended           Ended          Ended
                                       June 30,       June 30,       March 31,       June 30,       June 30,       March 31,
                                         2000           1999           1999            2000           1999           1999
                                     ------------    -----------    -----------    ------------    -----------    -----------
Balanced Fund
 (Number of Shares)
Shares sold                               168,630         17,557        184,748           4,284          1,351          1,105
Shares issued in merger                   813,022             --             --              --             --             --
Shares issued as reinvestments of
 dividends                                235,394            519        210,474           2,693             42          1,173
Shares redeemed                          (579,424)       (47,391)      (259,419)         (1,565)          (781)        (1,882)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase (decrease) in shares
 outstanding                              637,622        (29,315)       135,803           5,412            612            396
                                     ============    ===========    ===========    ============    ===========    ===========
Balanced Fund ($)
Shares sold                          $  2,578,680    $   324,318    $ 3,201,753    $     66,184    $    25,940    $    19,907
Shares issued in merger                12,280,463             --             --              --             --             --
Shares issued as reinvestments of
 dividends                              3,561,673          9,545      3,603,550          42,058            798         20,611
Shares redeemed                        (8,869,902)      (878,533)    (4,681,019)        (24,419)       (14,926)       (34,726)
                                     ------------    -----------    -----------    ------------    -----------    -----------
Net increase (decrease) in shares
 outstanding                         $  9,550,914    $  (544,670)   $ 2,124,284    $     83,823    $    11,812    $     5,792
                                     ============    ===========    ===========    ============    ===========    ===========

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                Class T Shares
                                                --------------
                                                 Period Ended
                                                   June 30,
                                                     2000
                                                --------------
Balanced Fund (Number of Shares)
Shares sold                                            1,889
Shares issued in merger                              737,757
Shares issued as reinvestments of dividends               --
Shares redeemed                                      (59,256)
                                                 -----------
Net increase in shares outstanding                   680,390
                                                 ===========

Balanced Fund ($)
Shares sold                                      $    11,145
Shares issued in merger                           12,419,589
Shares issued as reinvestment of dividends                 7
Shares redeemed                                     (946,072)
                                                 -----------
Net increase in shares outstanding               $11,484,669
                                                 ===========

                                                    Class A Shares                                Class B Shares
                                     -------------------------------------------    -------------------------------------------
                                          Year         3 Months         Year            Year         3 Months          Year
                                         Ended           Ended          Ended          Ended           Ended           Ended
                                        June 30,       June 30,       March 31,       June 30,        June 30,       March 31,
                                         2000            1999           1999            2000            1999           1999
                                     ------------    -----------    ------------    ------------    -----------    ------------
Convertible Fund
 (Number of Shares)
Shares sold                             2,765,285        240,854       1,235,038       2,212,800        377,405       1,107,458
Shares issued as reinvestments
 of dividends                             432,032          8,766          84,764         446,940          4,334          36,617
Shares redeemed                        (1,602,580)      (106,071)       (795,095)       (721,161)      (155,682)       (468,699)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase in shares outstanding      1,594,737        143,549         524,707       1,938,579        226,057         675,376
                                     ============    ===========    ============    ============    ===========    ============
Convertible Fund ($)
Shares sold                          $ 74,411,486    $ 5,446,752    $ 22,826,352    $ 62,613,451    $ 9,316,686    $ 22,988,795
Shares issued as reinvestments
 of dividends                          10,028,609        201,806       1,677,136      11,247,841        108,485         774,835
Shares redeemed                       (41,141,454)    (2,398,688)    (14,627,285)    (20,328,894)    (3,833,777)     (9,912,927)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase in shares outstanding   $ 43,298,641    $ 3,249,870    $  9,876,203    $ 53,532,398    $ 5,591,394    $ 13,850,703
                                     ============    ===========    ============    ============    ===========    ============


                                                    Class C Shares                                Class Q Shares
                                     -------------------------------------------    -------------------------------------------
                                          Year         3 Months         Year            Year         3 Months          Year
                                         Ended           Ended          Ended          Ended           Ended           Ended
                                        June 30,       June 30,       March 31,       June 30,        June 30,       March 31,
                                         2000            1999           1999            2000            1999           1999
                                     ------------    -----------    ------------    ------------    -----------    ------------
Convertible Fund
 (Number of Shares)
Shares sold                             1,543,879        204,264          84,820       1,566,620        393,267         423,276
Shares issued as reinvestments
 of dividends                             594,205          3,236         110,911         144,983          3,568          16,065
Shares redeemed                          (827,109)      (276,138)       (881,082)       (398,796)       (29,839)       (410,737)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in shares
 outstanding                            1,310,975        (68,638)        114,649       1,312,807        366,996          28,604
                                     ============    ===========    ============    ============    ===========    ============
Convertible Fund ($)
Shares sold                          $ 41,908,144    $ 4,732,365    $ 17,299,957    $ 41,114,380    $ 8,618,236    $  8,043,910
Shares issued as reinvestments
 of dividends                          14,012,886         75,700       2,256,244       3,277,417         79,431         304,178
Shares redeemed                       (22,139,549)    (6,363,756)    (17,113,435)    (10,241,903)      (655,742)     (7,680,884)
                                     ------------    -----------    ------------    ------------    -----------    ------------
Net increase (decrease) in shares
 outstanding                         $ 33,781,481    $(1,555,691)   $  2,442,766    $ 34,149,894    $ 8,041,925    $    667,204
                                     ============    ===========    ============    ============    ===========    ============

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 11 -- CUSTODIAL AGREEMENT

State Street Kansas City ("SSKC") (formerly Investors Fiduciary Trust Company) and State Street Boston ("SSB") serve as the Funds' custodian and recordkeeper. Custody fees paid to SSKC or SSB are reduced by an earnings credit based on the cash balances held by SSKC or SSB for each of the Funds.

NOTE 12 -- SUBSEQUENT EVENTS

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

On July 31, 2000 Pilgrim Investments, Inc. notified Nicholas-Applegate Capital Management ("NACM") of its intention to terminate NACM as sub-advisor to the Convertible Fund, LargeCap Growth Fund, Worldwide Growth Fund, International Core Growth Fund and Emerging Countries Fund effective September 30, 2000. Beginning October 1, 2000, Pilgrim Investments, Inc. will advise the Funds directly.

Subsequent to June 30, 2000, the following funds declared dividends from net investment income of:

                               Per Share
                                Amount         Payable Date        Record Date
                                ------         ------------        -----------
MagnaCap Fund
Class A                        $ 0.0415        August 3, 2000      July 31, 2000
Class B                          0.0041        August 3, 2000      July 31, 2000
Class C                          0.0041        August 3, 2000      July 31, 2000
Class M                          0.0055        August 3, 2000      July 31, 2000
Class Q                          0.0434        August 3, 2000      July 31, 2000

Government Securities
  Income Fund
Class A                        $ 0.0615        July 6, 2000        June 30, 2000
Class B                          0.0542        July 6, 2000        June 30, 2000
Class C                          0.0542        July 6, 2000        June 30, 2000
Class M                          0.0564        July 6, 2000        June 30, 2000
Class Q                          0.0615        July 6, 2000        June 30, 2000
Class T                          0.0564        July 6, 2000        June 30, 2000
Class A                          0.0600        August 3, 2000      July 31, 2000
Class B                          0.0540        August 3, 2000      July 31, 2000
Class C                          0.0540        August 3, 2000      July 31, 2000
Class M                          0.0560        August 3, 2000      July 31, 2000
Class Q                          0.0610        August 3, 2000      July 31, 2000
Class T                          0.0570        August 3, 2000      July 31, 2000

Strategic Income Fund
Class A                          0.0717        July 6, 2000        June 30, 2000
Class B                          0.0679        July 6, 2000        June 30, 2000
Class C                          0.0676        July 6, 2000        June 30, 2000
Class Q                          0.0729        July 6, 2000        June 30, 2000
Class A                          0.0715        August 3, 2000      July 31, 2000
Class B                          0.0693        August 3, 2000      July 31, 2000
Class C                          0.0687        August 3, 2000      July 31, 2000
Class Q                          0.0731        August 3, 2000      July 31, 2000

High Yield Fund
Class A                          0.0500        July 6, 2000        June 30, 2000
Class B                          0.0470        July 6, 2000        June 30, 2000
Class C                          0.0470        July 6, 2000        June 30, 2000
Class M                          0.0480        July 6, 2000        June 30, 2000
Class Q                          0.0510        July 6, 2000        June 30, 2000
Class A                          0.0500        August 3, 2000      July 31, 2000
Class B                          0.0470        August 3, 2000      July 31, 2000
Class C                          0.0470        August 3, 2000      July 31, 2000
Class M                          0.0480        August 3, 2000      July 31, 2000
Class Q                          0.0510        August 3, 2000      July 31, 2000

High Yield Fund II (*)
Class A                          0.1020        July 3, 2000        Daily
Class B                          0.0960        July 3, 2000        Daily
Class C                          0.0960        July 3, 2000        Daily
Class Q                          0.1030        July 3, 2000        Daily
Class T                          0.0990        July 3, 2000        Daily
Class A                          0.1050        August 1, 2000      Daily
Class B                          0.0990        August 1, 2000      Daily
Class C                          0.0990        August 1, 2000      Daily
Class Q                          0.1060        August 1, 2000      Daily
Class T                          0.1020        August 1, 2000      Daily

-------
Pilgrim
Funds
-------

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                Per Share
                                 Amount         Payable Date        Record Date
                                 ------         ------------        -----------

Money Market Fund (*)
Class A                         $ 0.0043        July 3, 2000       Daily
Class B                           0.0037        July 3, 2000       Daily
Class C                           0.0037        July 3, 2000       Daily
Class A                           0.0042        August 1, 2000     Daily
Class B                           0.0036        August 1, 2000     Daily
Class C                           0.0036        August 1, 2000     Daily

Balanced Fund
Class A                           0.1279        July 6, 2000       June 30, 2000
Class B                           0.0932        July 6, 2000       June 30, 2000
Class C                           0.0808        July 6, 2000       June 30, 2000
Class Q                           0.1239        July 6, 2000       June 30, 2000
Class T                           0.1105        July 6, 2000       June 30, 2000

Convertible Fund
Class A                         $ 0.1266        July 6, 2000       June 30, 2000
Class B                           0.0788        July 6, 2000       June 30, 2000
Class C                           0.0822        July 6, 2000       June 30, 2000
Class Q                           0.1335        July 6, 2000       June 30, 2000

----------
(*)  Per Share Amount Indicates Monthly Cumulative Income.

Pilgrim
MagnaCap
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                   Value
------                                                                ----------

COMMON STOCKS: 97.44%
                  Banks: 5.82%
   50,000         Bank of America Corp.                               $2,150,000
   35,000         Bank of New York Co., Inc.                           1,627,500
   90,000         Chase Manhattan Corp.                                4,145,625
   99,200         Comerica, Inc.                                       4,451,600
   40,000         Fifth Third Bancorp                                  2,530,000
  100,000         Fleet Boston Financial Corp.                         3,400,000
  125,000         UnionBanCal Corp.                                    2,320,312
   95,000         Wells Fargo & Co.                                    3,681,250
                                                                      ----------
                                                                      24,306,287
                                                                      ----------
                  Beverages: 3.81%
  100,000         Anheuser-Busch Companies, Inc.                       7,468,750
  190,000         PepsiCo, Inc.                                        8,443,125
                                                                      ----------
                                                                      15,911,875
                                                                      ----------
                  Chemicals: 2.21%
   70,030         Du Pont (E.I.) de

                  Nemours & Co.                                        3,063,813
  165,100         Praxair, Inc.                                        6,180,931
                                                                      ----------
                                                                       9,244,744
                                                                      ----------
                  Commercial Services: 1.29%
  205,000         Equifax, Inc.                                        5,381,250
                                                                      ----------
                  Computers: 7.49%
  100,000    @    Cisco Systems, Inc.                                  6,356,250
  180,000         Compaq Computer Corp.                                4,601,250
   97,000    @    Computer Sciences Corp.                              7,244,688
   49,500         Hewlett-Packard Co.                                  6,181,312
   76,000    @    Sun Microsystems, Inc.                               6,911,250
                                                                      ----------
                                                                      31,294,750
                                                                      ----------
                  Diversified Financial Services: 4.54%
  150,000         Alliance Capital Management Holdings                 7,115,625
   97,500         Citigroup, Inc.                                      5,874,375
   60,000         Fannie Mae                                           3,131,250
   70,000         Freddie Mac                                          2,835,000
                                                                      ----------
                                                                      18,956,250
                                                                      ----------
                  Electric: 2.46%
  120,000         Duke Energy Co.                                      6,765,000
  150,000         Southern Co.                                         3,496,875
                                                                      ----------
                                                                      10,261,875
                                                                      ----------
                  Electronics: 2.90%
   18,879    @    Agilent Technologies, Inc.                          $1,392,326
  105,000         Parker Hannifin Corp.                                3,596,250
  170,000    @    Solectron Corp.                                      7,118,750
                                                                      ----------
                                                                      12,107,326
                                                                      ----------
                  Food: 2.20%
  100,000         Heinz (H.J.) Co                                      4,375,000
  250,000         Sara Lee Corp.                                       4,828,125
                                                                      ----------
                                                                       9,203,125
                                                                      ----------
                  Healthcare-Products: 4.99%
  137,000         Baxter Int'l, Inc.                                   9,632,812
   27,400    @    Edwards Lifesciences Corp.                             506,900
  105,000         Johnson & Johnson                                   10,696,875
                                                                      ----------
                                                                      20,836,587
                                                                      ----------
                  Household Products/Wares: 1.58%
   98,500         Avery-Dennison Corp.                                 6,611,813
                                                                      ----------
                  Insurance: 6.88%
  250,000         Aflac, Inc.                                         11,484,375
   65,000         American General Corp.                               3,965,000
   69,687         American Int'l Group                                 8,188,223
   48,800         Marsh & McLennan Cos.                                5,096,550
                                                                      ----------
                                                                      28,734,148
                                                                      ----------
                  Leisure Time: 0.72%
  155,000         Carnival Corp.                                       3,022,500
                                                                      ----------
                  Machinery-Diversified: 1.16%
  120,000         Dover Corp.                                          4,867,500
                                                                      ----------
                  Media: 2.33%
   70,000         New York Times Co.                                   2,765,000
  180,000         Walt Disney Co.                                      6,986,250
                                                                      ----------
                                                                       9,751,250
                                                                      ----------
                  Mining: 0.48%
   70,000         Alcoa, Inc.                                          2,030,000
                                                                      ----------
                  Miscellaneous Manufacturing: 5.48%
  184,200         General Electric Co.                                 9,762,600
  153,750         Honeywell Int'l, Inc.                                5,179,453
  167,500   @@    Tyco Int'l, Ltd.                                     7,935,313
                                                                      ----------
                                                                      22,877,366
                                                                      ----------
                  Oil & Gas Producers: 4.91%
   94,000         Chevron Corp.                                       $7,972,375
  191,413         Conoco, Inc.                                         4,701,582
  101,933   @@    Total Fina Elf SA ADR                                7,829,728
                                                                      ----------
                                                                      20,503,685
                                                                      ----------
                  Oil & Gas Services: 2.65%
   69,700         Halliburton Co.                                      3,288,969
  104,000         Schlumberger Ltd.                                    7,761,000
                                                                      ----------
                                                                      11,049,969
                                                                      ----------
                  Pharmaceuticals: 4.07%
  132,000         Abbott Laboratories                                  5,882,250
   72,600         Merck & Co., Inc.                                    5,562,975
  110,000         Schering-Plough Corp.                                5,555,000
                                                                      ----------
                                                                      17,000,225
                                                                      ----------
                  Retail: 8.91%
  100,000    @    Best Buy Co., Inc.                                   6,325,000
   65,500         Home Depot, Inc.                                     3,270,906
   63,000         Lowe's Cos.                                          2,586,938
  300,000         McDonald's Corp.                                     9,881,250
   52,000         Target Corp.                                         3,016,000
  190,000         TJX Companies, Inc.                                  3,562,500
  145,000    @    Tricon Global Restaurants, Inc.                      4,096,250
   77,500         Wal-Mart Stores, Inc.                                4,465,937
                                                                      ----------
                                                                      37,204,781
                                                                      ----------
                  Savings & Loans: 2.84%
  242,865         Charter One Financial, Inc.                          5,585,895
   69,200         Golden West Financial Corp.                          2,824,225
  120,000         Washington Mutual, Inc.                              3,465,000
                                                                      ----------
                                                                      11,875,120
                                                                      ----------
                  Semiconductors: 2.77%
   30,000    @    Altera Corp.                                         3,058,125
   63,550         Intel Corp.                                          8,495,841
                                                                      ----------
                                                                      11,553,966
                                                                      ----------
                  Software: 2.57%
  166,000         Automatic Data

                  Processing                                           8,891,375
   50,000    @    BMC Software, Inc.                                   1,824,219
                                                                      ----------
                                                                      10,715,594
                                                                      ----------

                 See Accompanying Notes to Financial Statements

--------
Pilgrim
MagnaCap
Fund
--------

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                              -----------
                  Telecommunications: 11.17%
   65,000         Alltel Corp.                                      $ 4,025,937
  130,000         AT&T Corp.                                          4,111,250
   90,000         Bell Atlantic Corp.                                 4,573,125
   30,000         GTE Corp.                                           1,867,500
  160,000   @@    Nokia OYJ ADR                                       7,990,000
  145,500         SBC Communications, Inc.                            6,292,875
  142,500    @    Tellabs, Inc.                                       9,752,344
  175,000    @    Worldcom, Inc.                                      8,028,125
                                                                    -----------
                                                                     46,641,156
                                                                    -----------
                  Tobacco: 1.21%
  190,000         Philip Morris Companies, Inc.                       5,046,875
                                                                    -----------
                  Total Long-Term Investments (Cost $306,619,953)   406,990,017
                                                                    -----------

 SHORT-TERM INVESTMENTS: 3.23%

                  Commercial Paper: 3.23%
$13,471,000       General Electric, 6.800%, due 07/03/00          $  13,465,911
                                                                  -------------
                  Total Short-Term Investments
                    (Cost $13,465,911)                               13,465,911
                                                                  -------------
                  Total Investments in Securities
                    (Cost $320,085,864)*                100.67%   $ 420,455,928
                  Other Assets and Liabilities-Net       -0.67%      (2,787,944)
                                                        ------    -------------
                                       Net Assets       100.00%   $ 417,667,984
                                                        ======    =============

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                   $ 122,768,881
                  Gross Unrealized Depreciation                     (22,398,817)
                                                                  -------------
                  Net Unrealized Appreciation                     $ 100,370,064
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------

COMMON STOCKS: 97.15%
                 Auto Manufacturers: 1.20%
  10,600         Ford Motor Co.                                       $  455,800
                                                                      ----------
                 Auto Parts & Equipment: 0.04%
   1,388    @    Visteon Corp.                                            16,828
                                                                      ----------
                 Banks: 1.58%
  12,950         Chase Manhattan Corp.                                   596,509
                                                                      ----------
                 Beverages: 4.78%
   7,300         Anheuser-Busch Cos., Inc.                               545,219
  10,300         Coca-Cola Co.                                           591,606
  15,100         PepsiCo, Inc.                                           671,006
                                                                      ----------
                                                                       1,807,831
                                                                      ----------
                 Chemicals: 1.16%
   9,994         Du Pont (E.I.) de Nemours & Co.                         437,238
                                                                      ----------
                 Computers: 8.86%
   8,900    @    Cisco Systems, Inc.                                     565,706
  22,400         Compaq Computer Corp.                                   572,600
  12,100    @    Dell Computer Corp.                                     596,681
   4,000         Hewlett Packard Co.                                     499,500
   4,800         International Business Machines                         525,900
   6,500    @    Sun Microsystems, Inc.                                  591,094
                                                                      ----------
                                                                       3,351,481
                                                                      ----------
                 Cosmetics/Pesonal Care: 1.66%
  10,500         Colgate-Palmolive Co.                                   628,688
                                                                      ----------
                 Diversified Financial Services: 7.45%
  11,700         American Express Co.                                    609,863
   8,150         Citigroup, Inc.                                         491,038
   9,000         Fannie Mae                                              469,688
  10,900         Freddie Mac                                             441,450
   7,000         Merrill Lynch & Co., Inc.                               804,425
                                                                      ----------
                                                                       2,816,464
                                                                      ----------
                 Electric: 2.85%
  10,500         Duke Energy Co.                                         591,938
  20,900         Southern Co.                                            487,231
                                                                      ----------
                                                                       1,079,169
                                                                      ----------
                 Electronics: 1.94%
   1,526    @    Agilent Technologies, Inc.                              112,493
  14,800    @    Solectron Corp.                                         619,750
                                                                      ----------
                                                                         732,243
                                                                      ----------
                 Food: 1.71%
  14,300    @    Safeway, Inc.                                           645,288
                                                                      ----------
                 Forest Products & Paper: 1.19%
  15,100         Int'l Paper Co.                                         450,169
                                                                      ----------
                 Healthcare-Products: 1.70%
   6,300         Johnson & Johnson                                       641,813
                                                                      ----------
                 Home Furnishings: 1.22%
   4,900   @@    Sony Corp. ADR                                          462,131
                                                                      ----------
                 Insurance: 4.62%
   5,025         American Int'l Group                                    590,437
  16,800         AXA Financial, Inc.                                     571,200
   5,600         Marsh & McLennan Cos.                                   584,850
                                                                      ----------
                                                                       1,746,487
                                                                      ----------
                 Internet: 1.24%
   8,900    @    America Online, Inc.                                    469,475
                                                                      ----------
                 Leisure Time: 1.20%
  23,200         Carnival Corp.                                          452,400
                                                                      ----------
                 Machinery-Diversified: 1.32%
  13,500         Deere & Co.                                             499,500
                                                                      ----------
                 Media: 3.88%
  12,100    @    Comcast Corp.                                           490,050
   7,700         Gannett Co., Inc.                                       460,556
   6,800         Time Warner, Inc.                                       516,800
                                                                      ----------
                                                                       1,467,406
                                                                      ----------
                 Mining: 1.20%
  15,600         Alcoa, Inc.                                             452,400
                                                                      ----------
                 Miscellaneous Manufacturing: 3.44%
  12,300         General Electric Co.                                    651,900
  13,700   @@    Tyco Int'l Ltd.                                         649,038
                                                                      ----------
                                                                       1,300,938
                                                                      ----------
                 Oil & Gas Producers: 7.05%
  11,000         Anadarko Petroleum Corp.                                542,437
  13,000         Burlington Resources Inc.                               497,250
   6,900         Chevron Corp.                                           585,206
   6,600         Exxon Mobil Corp.                                       518,100
   8,500   @@    Royal Dutch Petroleum Co. ADR                           523,281
                                                                      ----------
                                                                       2,666,274
                                                                      ----------
                 Oil & Gas Services: 1.58%
   8,000         Schlumberger Ltd.                                       597,000
                                                                      ----------
                 Pharmaceuticals: 6.49%
  14,900         Abbott Laboratories                                     663,981
   8,100         Merck & Co., Inc.                                       620,663
  13,600   @@    Novartis AG ADR                                         544,000
  13,000         Pfizer, Inc.                                            624,000
                                                                      ----------
                                                                       2,452,644
                                                                      ----------
                 Pipelines: 1.52%
   8,900         Enron Corp.                                             574,050
                                                                      ----------
                 Retail: 9.97%
   8,500    @    Best Buy Co., Inc.                                      537,625
   4,200         Gap, Inc.                                               131,250
   9,500         Home Depot, Inc.                                        474,406
  14,400         McDonald's Corp.                                        474,300
  17,100         Sears, Roebuck And Co.                                  557,887
   8,300         Target Corp.                                            481,400
  19,700         Walgreen Co.                                            634,094
   8,300         Wal-Mart Stores, Inc.                                   478,287
                                                                      ----------
                                                                       3,769,249
                                                                      ----------
                 Savings & Loans: 1.34%
  17,500         Washington Mutual, Inc.                                 505,312
                                                                      ----------
                 Semiconductors: 2.99%
   4,550         Intel Corp.                                             608,278
   7,600         Texas Instruments, Inc.                                 522,025
                                                                      ----------
                                                                       1,130,303
                                                                      ----------
                 Software: 1.40%
   6,600    @    Microsoft Corp.                                         528,000
                                                                      ----------
                 Telecommunications: 7.61%
  14,043         AT&T Corp.                                              444,110
   8,720         Bell Atlantic Corp.                                     443,085
   8,600         Lucent Technologies, Inc.                               509,550
   9,900   @@    Nokia OYJ ADR                                           494,381
  11,600         SBC Communications, Inc.                                501,700
  10,600    @    Worldcom, Inc.                                          486,275
                                                                      ----------
                                                                       2,879,101
                                                                      ----------
                 Tobacco: 1.60%
  22,800         Philip Morris Cos., Inc.                                605,625
                                                                      ----------
                 Transportation: 1.36%
  13,500    @    FedEx Corp.                                             513,000
                                                                      ----------
                 Total Common Stock (Cost $32,068,401)                36,730,816
                                                                      ----------
                 Total Long-Term Investments (Cost $32,068,401)       36,730,816
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Leaders
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                              Market
Amount                                                                 Value
------                                                              -----------

SHORT-TERM INVESTMENTS: 5.59%

               Repurchase Agreement: 5.59%
  2,114,000    State Street Bank & Trust Repurchase Agreement
                 6.200% Due 07/03/2000 (Collateralized by U.S.
                 Treasury Bills, 12.500% Due 08/15/14, Market
                 Value $2,160,875)                                  $ 2,114,000
                                                                    -----------
               Total Short-Term Investments (Cost $2,114,000)         2,114,000
                                                                    -----------
               Total Investments in Securities
                 (Cost $ 34,182,401)*                  102.74%      $38,844,816
               Other Assets and Liabilities-Net         -2.74%       (1,036,830)
                                                       ------       -----------
               Net Assets                              100.00%      $37,807,986
                                                       ======       ===========
----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                        $ 6,797,394
               Gross Unrealized Depreciation                         (2,134,979)
                                                                    -----------
               Net Unrealized Appreciation                          $ 4,662,415
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
LargeCap
Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                               -----------

COMMON STOCKS: 99.28%
                  Biotechnology: 5.21%
  249,100    @    Amgen, Inc.                                        $17,499,275
  109,500    @    Genentech, Inc.                                     18,834,000
                                                                     -----------
                                                                      36,333,275
                                                                     -----------
                  Cellular Telecommunications: 3.14%
  357,800    @    Nextel Communications, Inc.                         21,892,888
                                                                     -----------
                  Computers: 16.39%
  363,900    @    Cisco Systems                                       23,130,394
  411,000    @    Dell Computer Corp.                                 20,267,437
  307,900    @    Oracle Corp.                                        25,882,844
  274,100    @    Sun Microsystems                                    24,925,969
  177,250    @    Veritas Software Corp.                              20,032,020
                                                                     -----------
                                                                     114,238,664
                                                                     -----------
                  Diversified Financial Services: 3.43%
  396,400         Citigroup, Inc.                                     23,883,100
                                                                     -----------
                  Fiber Optics: 12.09%
  168,900    @    Ciena Corp.                                         28,153,518
  109,300         Corning, Inc.                                       29,497,337
  222,300    @    JDS Uniphase Corp.                                  26,648,213
                                                                     -----------
                                                                      84,299,068
                                                                     -----------
                  Insurance: 2.75%
  298,300         Aetna, Inc.                                         19,147,131
                                                                     -----------
                  Lodging: 4.18%
  907,300         MGM Grand, Inc.                                     29,147,013
                                                                     -----------
                  Media: 10.73%
  831,024    @    AT&T-Liberty Media Corp.                            20,152,331
  284,600    @    Cablevision Systems -- Class A                      19,317,225
  407,600    @    Infinity Broadcasting Corp.                         14,851,925
  299,400    @    Viacom, Inc. -- Class B                             20,471,475
                                                                     -----------
                                                                      74,792,956
                                                                     -----------
                  Oil & Gas Producers: 2.34%
  467,500         Santa Fe Int'l Corp.                                16,333,281
                                                                     -----------
                  Oil & Gas Services: 3.14%
  549,300    @    Weatherford Int'l, Inc.                             21,869,006
                                                                     -----------
                  Pipelines: 3.29%
  355,100         Enron                                               22,903,950
                                                                     -----------
                  Retail: 3.66%
  442,400         Wal-Mart Stores, Inc.                               25,493,300
                                                                     -----------
                  Satellite Telecommunications: 2.89%
  229,500    @    General Motors Corp. -- Class H                     20,138,625
                                                                     -----------
                  Semiconductor: 10.43%
  273,100    @    Applied Materials, Inc.                             24,749,687
  219,700         Intel Corp.                                         29,371,144
  270,500         Texas Instruments, Inc.                             18,579,969
                                                                     -----------
                                                                      72,700,800
                                                                     -----------
                  Software: 2.35%
   92,903    @    VeriSign, Inc.                                      16,397,291
                                                                     -----------
                  Telecommunication Services: 2.95%
  413,700    @    Qwest Communications Int'l                          20,555,719
                                                                     -----------
                  Telecommunication Equipment: 6.80%
  422,500   @@    Nokia Corp. ADR                                     21,098,595
  385,700         Nortel Networks Corp.                               26,324,025
                                                                     -----------
                                                                      47,422,620
                                                                     -----------
                  Wireless Equipment: 3.51%
  119,300    @    Aether Systems, Inc.                                24,456,500
                                                                     -----------
                  Total Common Stocks (Cost $528,923,735)            692,005,187
                                                                     -----------
                  Total Long-Term Investments (Cost $528,923,735)    692,005,187
                                                                     -----------

Principal
Amount                                                                Value
------                                                            -------------

SHORT-TERM INVESTMENTS: 2.21%

               Repurchase Agreement: 2.21%
$15,448,000    State Street Bank & Trust Repurchase Agreement,
                 6.200% due 07/03/00 (Collaterized by
                 $10,760,000 U.S. Treasury Notes, 12.500%
                 Due 08/15/14, Market Value $15,763,400)          $  15,448,000
                                                                  -------------
               Total Short-Term Investments (Cost $15,448,000)       15,448,000
                                                                  -------------
               Total Investments in Securities
                 (Cost $ 544,371,735)*                 101.49%    $ 707,453,187
                 Other Assets and Liabilities-Net       -1.49%      (10,415,435)
                                                       ------     -------------
               Net Assets                              100.00%    $ 697,037,752
                                                       ======     =============

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $544,405,561. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                      $ 165,434,558
               Gross Unrealized Depreciation                         (2,386,932)
                                                                  -------------
               Net Unrealized Appreciation                        $ 163,047,626
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Value
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                               -----------

COMMON STOCKS: 93.55%
                   Banks: 3.53%
    13,650         Commerce Bancshares, Inc.                         $   406,087
    32,000         North Fork Bancorp                                    484,000
    11,900         UnionBanCal Corp.                                     220,894
                                                                     -----------
                                                                       1,110,981
                                                                     -----------
                   Beverages: 1.93%
    10,000         Coors (Adolph)                                        605,000
                                                                     -----------
                   Chemicals: 3.17%
    13,000         Rohm & Haas Co.                                       448,500
    18,700         Sigma-Aldrich Corp.                                   546,975
                                                                     -----------
                                                                         995,475
                                                                     -----------
                   Commercial Services: 5.67%
    15,500    @    Convergys Corp.                                       804,062
    20,000         Equifax, Inc.                                         525,000
    14,000         H & R Block, Inc.                                     453,250
                                                                     -----------
                                                                       1,782,312
                                                                     -----------
                   Distribution/Wholesale: 3.02%
     9,600         Fastenal Co.                                          486,000
    15,000         Grainger (W.W.), Inc.                                 462,187
                                                                     -----------
                                                                         948,187
                                                                     -----------
                   Electric: 1.78%
    22,000         Cinergy Corp.                                         559,625
                                                                     -----------
                   Electrical Components & Equipment: 2.30%
    17,700    @    American Power Conversion                             722,381
                                                                     -----------
                   Electronics: 4.51%
     9,000         Johnson Controls, Inc.                                461,813
    10,800    @    Lernout & Hauspie Speech Products                     475,875
    14,000         Parker Hannifin Corp.                                 479,500
                                                                     -----------
                                                                       1,417,188
                                                                     -----------
                   Environmental Control: 2.48%
    48,700    @    Republic Services, Inc.                               779,200
                                                                     -----------
                   Forest Products & Paper: 2.67%
    15,900         Mead Corp.                                            401,475
    16,000         Willamette Industries                                 436,000
                                                                     -----------
                                                                         837,475
                                                                     -----------
                   Hand/Machine Tools: 1.63%
    19,200         Snap-On, Inc.                                         511,200
                                                                     -----------
                   Healthcare-Products: 4.98%
     9,000         Bausch & Lomb, Inc.                                   696,375
    20,000         Mallinckrodt, Inc.                                    868,750
                                                                     -----------
                                                                       1,565,125
                                                                     -----------
                   Healthcare-Services: 1.87%
     8,100    @    Wellpoint Health Network                              586,744
                                                                     -----------
                   Home Furnishings: 1.53%
    13,000         Maytag Corp.                                          479,375
                                                                     -----------
                   Household Products/Wares: 2.50%
    29,000         Dial Corp.                                            300,875
    21,000         Fortune Brands, Inc.                                  484,312
                                                                     -----------
                                                                         785,187
                                                                     -----------
                   Insurance: 1.57%
    15,000         Nationwide Financial Services, Inc.                   493,125
                                                                     -----------
                   Leisure Time: 1.18%
    20,000         Royal Caribbean Cruises, Ltd.                         370,000
                                                                     -----------
                   Lodging: 2.03%
    19,600         Starwood Hotels & Resorts Worldwide                   638,225
                                                                     -----------
                   Media: 2.88%
    13,000    @    Hispanic Broadcasting Corp.                           430,625
    12,000         New York Times Co.                                    474,000
                                                                     -----------
                                                                         904,625
                                                                     -----------
                   Miscellaneous Manufacturing: 3.47%
    19,000         Applied Power, Inc. -- Class A                        636,500
    23,000         Donaldson Co., Inc.                                   454,250
                                                                     -----------
                                                                       1,090,750
                                                                     -----------
                   Oil & Gas Producers: 7.50%
     7,500         Amerada Hess Corp.                                    463,125
     7,500         Apache Corp.                                          441,094
     8,500         Devon Energy Corp.                                    477,594
    13,500         Helmerich & Payne, Inc.                               504,563
    13,500         Santa Fe Int'l Corp.                                  471,656
                                                                     -----------
                                                                       2,358,032
                                                                     -----------
                   Pharmaceuticals: 2.00%
    69,300         Omnicare, Inc.                                        628,031
                                                                     -----------
                   Pipelines: 1.44%
     8,900         El Paso Energy Corp.                                  453,344
                                                                     -----------
                   Retail: 6.94%
    17,000    @    B.J's Wholesale Club, Inc.                            561,000
    30,400         Blockbuster, Inc.                                     294,500
    29,000         Ross Stores                                           494,813
    22,700    @    Shopko Stores, Inc.                                   349,013
    17,000    @    Tricon Global Restaurants                             480,250
                                                                     -----------
                                                                       2,179,576
                                                                     -----------
                   Savings & Loans: 2.89%
    30,000         Charter One Financial, Inc.                           690,000
    31,000         Sovereign Bancorp, Inc.                               217,969
                                                                     -----------
                                                                         907,969
                                                                     -----------
                   Semiconductors: 3.35%
     8,000    @    Lattice Semiconductor Corp.                           553,000
     8,800    @    National Semiconductor Corp.                          499,400
                                                                     -----------
                                                                       1,052,400
                                                                     -----------
                   Telecommunications: 14.73%
    20,000    @    ADC Telecommunications, Inc.                        1,677,500
    19,000    @    Andrew Corp.                                          637,687
    16,000    @    Broadwing, Inc.                                       415,000
    13,000         Centurytel, Inc.                                      373,750
    17,500    @    Crown Castle Int'l Corp.                              638,750
    10,896         Motorola, Inc.                                        316,665
    13,000    @    PanAmSat Corp.                                        567,938
                                                                     -----------
                                                                       4,627,290
                                                                     -----------
                   Total Common Stocks (Cost $28,747,624)             29,388,822
                                                                     -----------
                   Total Long-Term Investments (Cost $28,747,624)     29,388,822
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Value
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                 Value
------                                                              -----------

SHORT-TERM INVESTMENTS: 10.29%

               Repurchase Agreement: 10.29%
$3,232,000     State Stree Repurchase Agreement, 6.200% due
                 07/03/00 (Collateralized by $2,255,000 U.S.
                 Treasury Bonds, 12.500% Due 08/15/14 Market
                 Value $3,303,575)                                  $ 3,232,000
                                                                    -----------
               Total Short-Term Investments (Cost $3,232,000)         3,232,000
                                                                    -----------
                 Total Investments in Securities
                 (Cost $ 31,979,624)*                  103.84%      $32,620,822
                 Other Assets and Liabilities-Net       -3.84%       (1,205,352)
                                                       ------       -----------
                 Net Assets                            100.00%      $31,415,470
                                                       ======       ===========

----------
@    Non-income producing security
@@   Foreign Issuer

* Cost for federal income tax purposes is $32,057,995. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                        $ 5,365,026
               Gross Unrealized Depreciation                         (4,802,199)
                                                                    -----------
               Net Unrealized Appreciation                          $   562,827
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------

COMMON STOCKS: 99.82%
                 Biotechnology: 6.57%
   49,400    @   Diacrin, Inc.                                        $  389,025
   64,200    @   Enzon, Inc.                                           2,728,500
   46,100    @   Genentech, Inc.                                       7,929,200
   55,400    @   Idec Pharmaceuticals Corp.                            6,499,113
   51,800    @   Millennium Pharmaceuticals                            5,795,125
   74,000    @   PE Corp.-Celera Genomics                              6,919,000
   32,300    @   Protein Design Labs, Inc.                             5,330,828
                                                                      ----------
                                                                      35,590,791
                                                                      ----------
                 Commercial Services: 1.36%
   44,500    @   Quanta Services, Inc.                                 2,447,500
  171,600    @   Robert Half Int'l, Inc.                               4,890,600
                                                                      ----------
                                                                       7,338,100
                                                                      ----------
                 Computers: 6.70%
   44,700    @   Brocade Communication Systems                         8,201,752
   37,900    @   Extreme Networks, Inc.                                3,998,450
   40,600    @   Sandisk Corp.                                         2,484,213
   33,600    @   Silicon Storage Technology                            2,967,300
   29,500    @   Stratos Lightwave, Inc.                                 822,312
  157,575    @   Veritas Software Corp.                               17,808,437
                                                                      ----------
                                                                      36,282,464
                                                                      ----------
                 Electric: 3.16%
  133,400    @   AES Corp.                                             6,086,375
   83,300    @   Calpine Corp.                                         5,476,975
  127,900        Cinergy Corp.                                         3,253,456
  123,100        Nisource, Inc.                                        2,292,738
                                                                      ----------
                                                                      17,109,544
                                                                      ----------
                 Electrical Components & Equipment: 0.83%
   39,600    @   Power-One, Inc.                                       4,511,925
                                                                      ----------
                 Electronics: 6.84%
   94,000    @   Amphenol Corp.                                        6,221,625
  106,600    @   Credence Systems Corp.                                5,882,988
   51,900        Millipore Corp.                                       3,911,962
  103,500        Pe Corp.-PE Biosystems Group                          6,818,062
   66,500        Tektronix, Inc.                                       4,921,000
   74,400    @   Waters Corp.                                          9,286,050
                                                                      ----------
                                                                      37,041,687
                                                                      ----------
                 Food: 0.50%
   72,500        Keebler Foods Co.                                    $2,691,563
                                                                      ----------
                 Gas: 0.85%
  150,300        Keyspan Corp.                                         4,621,725
                                                                      ----------
                 Healthcare Services: 1.52%
  215,200    @   Community Health Systems                              3,483,550
   65,900    @   Quest Diagnostics                                     4,715,969
                                                                      ----------
                                                                       8,199,519
                                                                      ----------
                 Media: 1.07%
   61,800    @   Hispanic Broadcasting Corp.                           2,047,125
   36,100    @   Univision Communications                              3,736,350
                                                                      ----------
                                                                       5,783,475
                                                                      ----------
                 Oil & Gas Producers: 9.45%
   94,900        Anadarko Petroleum Corp.                              4,679,756
  140,900        Apache                                                8,286,681
  137,000        Devon Energy Corp.                                    7,697,688
  241,400        Ensco Int'l, Inc.                                     8,645,136
  183,400        EOG Resources, Inc.                                   6,143,900
  192,600    @   Global Marine, Inc.                                   5,428,913
  122,100    @   Nabors Industries, Inc.                               5,074,781
  171,100    @   Rowan Co.                                             5,197,163
                                                                      ----------
                                                                      51,154,018
                                                                      ----------
                 Oil & Gas Services: 4.90%
  140,000        Baker Hughes, Inc.                                    4,480,000
  105,900    @   BJ Services Co.                                       6,618,750
  166,100    @   Grant Prideco, Inc.                                   4,152,500
   77,400    @   Smith Int'l, Inc.                                     5,635,688
  141,000    @   Weatherford Int'l, Inc.                               5,613,562
                                                                      ----------
                                                                      26,500,500
                                                                      ----------
                 Pharmaceuticals: 7.09%
  113,000    @   Celgene Corp.                                         6,652,875
   51,600    @   Cephalon, Inc.                                        3,089,550
   77,400    @   COR Therapeutics, Inc.                                6,603,187
   65,600    @   Forest Laboratories - Class A                         6,625,600
   61,900    @   King Pharmaceuticals, Inc.                            2,715,863
   81,400    @   Sepracor, Inc.                                        9,818,875
   27,200    @   Vertex Pharmaceuticals, Inc.                          2,866,200
                                                                      ----------
                                                                      38,372,150
                                                                      ----------
                 Pipelines: 2.74%
  111,400        El Paso Energy Corp.                                  5,674,438
   75,700        Equitable Resources, Inc.                             3,652,525
  158,700        Kinder Morgan, Inc.                                   5,485,068
                                                                      ----------
                                                                      14,812,031
                                                                      ----------
                 Retail: 4.72%
  131,400    @   Dollar Tree Stores, Inc.                              5,198,512
   81,600    @   Kohls Corp.                                           4,539,000
   13,500    @   Linens 'N Things, Inc.                                  366,188
   93,600        Nordstrom, Inc.                                       2,258,100
  130,300    @   Starbucks Corp.                                       4,975,831
   71,700        Talbots, Inc.                                         3,939,019
  228,700        TJX Cos., Inc.                                        4,288,125
                                                                      ----------
                                                                      25,564,775
                                                                      ----------
                 Semiconductors: 15.31%
  145,400    @   Analog Devices                                       11,050,400
   76,600    @   Applied Micro Circuits Corp.                          7,564,250
   44,700    @   Broadcom Corp.                                        9,786,506
   65,300    @   Conexant Systems, Inc.                                3,175,212
  108,800    @   Integrated Device Technology, Inc.                    6,514,400
  146,500    @   Lam Research Group                                    5,493,750
  165,000    @   LSI Logic, Inc.                                       8,930,625
   86,600    @   Maxim Integrated
                 Products                                              5,883,388
   48,500    @   PMC-Sierra, Inc.                                      8,617,842
            @@
   52,800    @   Qlogic Corp.                                          3,488,100
   85,800    @   Teradyne, Inc.                                        6,306,300
   22,300    @   Triquint Semiconductor, Inc.                          2,133,831
   47,800    @   Xilinx, Inc.                                          3,946,488
                                                                      ----------
                                                                      82,891,092
                                                                      ----------
                 Software: 14.62%
   30,400    @   Alteon Websystems, Inc.                               3,041,900
   92,400    @   Broadvision, Inc.                                     4,695,075
   47,900    @   Clarent Corp.                                         3,424,850
   76,300    @   Macromedia, Inc.                                      7,377,256
   84,500    @   Mercury Interactive Corp.                             8,175,375
   57,000    @   Micromuse, Inc.                                       9,432,609
   67,200    @   Siebel Systems, Inc.                                 10,991,400
   63,400    @   Universal Access, Inc.                                1,553,300
  140,683    @   Verisign, Inc.                                       24,830,440
   72,400    @   Vignette Corp.                                        3,765,931
   30,500    @   Vitria Technology, Inc.                               1,864,312
                                                                      ----------
                                                                      79,152,448
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap
Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                               -----------

                 Telecommunications: 11.59%
   55,800   @    Comverse Technology, Inc.                           $ 5,189,400
  154,200   @    Crown Castle Int'l Corp.                              5,628,300
   46,700   @    Digital Lightwave, Inc.                               4,693,350
   79,800   @    Echostar Communications                               2,642,128
  138,000   @    JDS Uniphase Corp.                                   16,542,750
  197,100   @    Mcleod USA, Inc.                                      4,077,506
  155,400   @    Metromedia Fiber Networks, Inc.                       6,167,438
  179,200   @    Nextel Communications, Inc.                          10,964,800
   88,800   @    Nextlink Communications                               3,368,850
   54,100   @    Time Warner Telecom -- Class A                        3,482,687
                                                                     -----------
                                                                      62,757,209
                                                                     -----------
                 Total Common Stocks (Cost $355,479,830)             540,375,016
                                                                     -----------
                 Total Long-Term Investments (Cost $355,479,830)     540,375,016
                                                                     -----------

Principal
Amount                                                                Value
------                                                             ------------

SHORT-TERM INVESTMENTS: 1.00%

              Repurchase Agreement: 1.00%
$5,417,000      State Street Bank & Trust Repurchase Agreement,
                6.200%, Due 07/03/00 (Collaterized by
                $3,775,000 U.S. Treasury Bonds 12.500%, Due
                08/15/14, Market Value $5,530,375)                 $  5,417,000
                                                                   ------------
              Total Short-Term Investments (Cost $5,417,000)          5,417,000
                                                                   ------------
              Total Investments in Securities
                (Cost $360,896,830)*                  100.82%      $545,792,016
                Other Assets and Liabilities-Net       -0.82%        (4,435,423)
                                                      ------       ------------
              Net Assets                              100.00%      $541,356,593
                                                      ======       ============

----------
@   Non-income producing security
@@  Foreign Issuer

* Cost for federal income tax purposes is $361,548,419. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $189,757,372
              Gross Unrealized Depreciation                          (5,513,775)
                                                                   ------------
              Net Unrealized Appreciation                          $184,243,597
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------

COMMON STOCKS: 98.68%
                   Advertising: 0.30%
    40,600    @    Getty Images, Inc.                                 $1,504,738
                                                                      ----------
                   Airlines: 0.10%
    14,200         Skywest, Inc.                                         526,288
                                                                      ----------
                   Apparel: 0.74%
    70,900         Russell Corp.                                       1,418,000
    32,800    @    Timberland Co.                                      2,322,650
                                                                      ----------
                                                                       3,740,650
                                                                      ----------
                   Biotechnology: 6.95%
    39,500    @    Aclara BioSciences, Inc.                            2,012,031
    86,000    @    Charles River Laboratories Int'l                    1,908,125
    45,600    @    Diacrin, Inc.                                         359,100
    33,400    @    Genome Therapeutics Corp.                           1,016,613
    58,900    @    Incyte Genomics, Inc.                               4,840,844
    40,200    @    Invitrogen Corp.                                    3,023,166
    38,700    @    Maxygen                                             2,196,830
    45,700    @    Millennium Pharmaceuticals                          5,112,688
       900    @    Myriad Genetics, Inc.                                 133,270
    18,500    @    Orchid BioSciences, Inc.                              702,422
    33,300    @    Protein Design Labs, Inc.                           5,492,939
    34,400    @    Sequenom, Inc.                                      1,560,900
   245,400    @    Texas Biotech Corp.                                 4,662,600
    49,650    @    Visible Genetics, Inc.                              2,240,456
             @@
                                                                      ----------
                                                                      35,261,984
                                                                      ----------
                   Chemicals: 0.12%
    16,700         Spartech Corp.                                        450,900
     3,600    @    Symyx Technologies                                    153,394
                                                                      ----------
                                                                         604,294
                                                                      ----------
                   Commercial Services: 3.56%
    71,200    @    Aurora Biosciences Corp.                            4,854,950
    54,200    @    First Health Group Corp.                            1,778,438
    19,750    @    Forrester Research, Inc.                            1,438,047
   107,700    @    Heidrick & Struggles, Inc.                          6,798,563
    43,600    @    Korn/Ferry Int'l                                    1,381,575
    36,600    @    On Assignment, Inc.                                 1,116,300
    22,800    @    Teletech Holdings, Inc.                               708,225
                                                                      ----------
                                                                      18,076,098
                                                                      ----------
                   Computer Data Security: 1.26%
    64,800    @    ISS Group, Inc.                                     6,397,988
                                                                      ----------
                   Computers: 1.96%
    35,200    @    Affiliated Computer Services, Inc.                  1,163,800
   117,800    @    Manhattan Associates, Inc.                          2,945,000
    25,100    @    M-Systems Flash Disk Pioneers                       1,954,663
             @@
    27,800    @    Silicon Storage Technology, Inc.                    2,455,087
    26,800    @    Stratos Lightwave, Inc.                               747,050
    32,300    @    Technology Solutions Co.                              199,855
     2,800    @    Turnstone Systems, Inc.                               463,881
                                                                      ----------
                                                                       9,929,336
                                                                      ----------
                   Diversified Financial Services: 0.76%
    31,200         Dain Rauscher Corp.                                 2,059,200
    35,600   @@    London Pacific Group, Ltd.                            462,800
    53,250         Metris Co., Inc.                                    1,337,906
                                                                      ----------
                                                                       3,859,906
                                                                      ----------
                   Electric: 0.90%
   132,700         Kansas City Power & Light                           2,985,750
    87,300    @    NRG Energy, Inc.                                    1,593,225
                                                                      ----------
                                                                       4,578,975
                                                                      ----------
                   Electrical Components & Equipment: 1.06%
     6,200    @    Capstone Turbine Corp.                                279,387
    44,550    @    Power-One, Inc.                                     5,075,916
                                                                      ----------
                                                                       5,355,303
                                                                      ----------
                   Electronics: 5.16%
    37,400    @    Amphenol Corp.                                      2,475,413
    51,000    @    Credence Systems Corp.                              2,814,562
    49,400    @    DSP Group, Inc.                                     2,766,400
    57,800    @    Electro Scientific Industries, Inc.                 2,545,006
    29,624    @    Flextronics Int'l Ltd.                              2,034,799
             @@
    46,800    @    Kent Electronics Corp.                              1,395,224
    36,700    @    Microchip Technology, Inc.                          2,138,348
    32,900    @    Molecular Devices Corp.                             2,276,269
    79,300    @    Packard Biosciences                                 1,348,100
    13,700    @    Photon Dynamics, Inc.                               1,023,219
   151,300    @    Therma-Wave, Inc.                                   3,375,881
    42,900    @    Varian, Inc.                                        1,978,763
                                                                      ----------
                                                                      26,171,984
                                                                      ----------
                   Engineering & Construction: 0.32%
    35,025    @    Dycom Industries, Inc.                              1,611,150
                                                                      ----------
                   Entertainment: 1.09%
    86,600    @    Macrovision Corp.                                   5,535,634
                                                                      ----------
                   Enterprise Software Service: 2.31%
    56,050    @    Business Objects SA                                 4,939,406
             @@
    87,700    @    Manugistics Group, Inc.                             4,099,975
    49,800    @    Symantec Corp.                                      2,686,088
                                                                      ----------
                                                                      11,725,469
                                                                      ----------
                   Environmental Control: 0.02%
     5,700    @    Waste Connections, Inc.                               112,575
                                                                      ----------
                   Food: 0.21%
    29,800    @    Hain Celestial Group, Inc.                          1,093,288
                                                                      ----------
                   Healthcare-Products: 1.01%
   144,400    @    Edwards Lifesciences Corp.                          2,671,400
    81,500    @    Kensey Nash Corp.                                     906,688
    39,600    @    Resmed, Inc.                                        1,059,300
    10,000    @    Zoll Medical Corp.                                    490,000
                                                                      ----------
                                                                       5,127,388
                                                                      ----------
                   Healthcare Services: 7.01%
   194,600    @    Community Health Systems, Inc.                      3,150,088
    65,300    @    Coventry Health Care, Inc.                            870,327
    63,000    @    Laboratory Corp. of America Holdings                4,858,875
   185,800    @    LifePoint Hospitals, Inc.                           4,134,050
   103,100    @    Oxford Health Plans                                 2,455,069
   127,900    @    Province Healthcare Co.                             4,620,387
    69,800    @    Quest Diagnostics, Inc.                             4,995,063
   237,300    @    Triad Hospitals, Inc.                               5,739,694
    92,100    @    Trigon Healthcare, Inc.                             4,748,906
                                                                      ----------
                                                                      35,572,459
                                                                      ----------
                   Insurance: 0.90%
    21,400   @@    PartnerRe, Ltd.                                       758,363
    73,400         Radian Group, Inc.                                  3,798,450
                                                                      ----------
                                                                       4,556,813

                                                                      ----------
                   Internet: 0.46%
     2,800    @    Digital Insight Corp.                                  95,200
    50,400    @    Navisite, Inc.                                      2,107,350
     6,800    @    Vicinity Corp.                                        133,450
                                                                      ----------
                                                                       2,336,000
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------

                    Investment Companies: 0.10%
    21,100          American Capital Strategies Ltd.                  $  503,763
                                                                      ----------
                    Machinery-Diversified: 2.48%
    34,000    @     Advanced Energy Industries                         2,003,875
    35,600    @     Asyst Technologies, Inc.                           1,219,300
    16,400    @     Brooks Automation, Inc.                            1,048,575
    22,400    @     Gasonics Int'l Corp.                                 883,400
    45,100    @     Kulicke & Soffa Industries                         2,677,813
    39,800    @     PRI Automation, Inc.                               2,602,547
    18,000    @     Semitool, Inc.                                       311,625
   120,900          Stewart & Stevenson Services                       1,821,056
                                                                      ----------
                                                                      12,568,191
                                                                      ----------
                    Media: 1.37%
    57,000    @     Emmis Communications Corp.                         2,358,375
    69,200    @     Pegasus Communications Corp.                       3,395,125
    53,870    @     Saga Communications, Inc.                          1,185,140
                                                                      ----------
                                                                       6,938,640
                                                                      ----------
                    Metal Fabricate/Hardware: 0.05%
     8,612    @     Maverick Tube Corp.                                  250,825
                                                                      ----------
                    Oil Field Machinery & Equipment: 2.00%
    88,600    @     Drill-Quip                                         4,142,050
    69,500    @     National-Oilwell, Inc.                             2,284,813
    20,900    @     Smith Int'l, Inc.                                  1,521,781
    66,200    @     Universal Compression Holdings                     2,217,700
                                                                      ----------
                                                                      10,166,344
                                                                      ----------
                    Oil & Gas Producers: 8.60%
    88,100    @     Atwood Oceanics                                   $3,909,438
    78,700    @     BJ Services Co.                                    4,918,750
   219,600          Cross Timbers Oil Co.                              4,858,650
   126,400    @     Global Industries, Ltd.                            2,385,800
    91,700    @     HS Resources, Inc.                                 2,751,000
   285,000    @     Key Energy Group                                   2,743,125
    45,000    @     Louis Dreyfus Natural Gas                          1,409,062
   125,600    @     Marine Drilling Co., Inc.                          3,516,800
    36,647    @     Nabors Industries, Inc.                            1,523,141
    56,600    @     Newfield Exploration Co.                           2,214,475
   121,200   @@@    Precision Drilling Corp.                           4,681,350
   153,150    @     Pride Int'l, Inc.                                  3,790,462
    90,300    @     Spinnaker Exploration Co.                          2,313,938
    31,600    @     Stone Energy Corp.                                 1,888,100
    18,600    @     UTI Energy Corp.                                     746,325
                                                                      ----------
                                                                      43,650,416
                                                                      ----------
                    Pharmaceuticals: 8.91%
    19,200    @     Abgenix, Inc.                                      2,301,300
    68,400    @     Alkermes, Inc.                                     3,223,350
    48,700          Alpharma, Inc.                                     3,031,575
    65,950    @     Cephalon, Inc.                                     3,948,756
    49,600    @     COR Therapeutics, Inc.                             4,231,500
    59,800    @     Cubist Pharmaceuticals, Inc.                       2,945,150
    17,900    @     ImClone Systems                                    1,368,231
    41,600    @     Intrabiotics Pharmaceuticals, Inc.                 1,110,200
   134,825          Jones Pharma, Inc.                                 5,384,573
    23,700    @     Pharmacopeia, Inc.                                 1,099,088
    74,400    @     Syncor Int'l Corp.                                 5,356,800
    63,700    @     Trimeris, Inc.                                     4,455,019
    37,900    @     United Therapeutics Corp.                          4,107,412
    25,000    @     Vertex Pharmaceuticals, Inc.                       2,634,375
                                                                      ----------
                                                                      45,197,329
                                                                      ----------
                    Pipelines: 0.11%
    27,500          Western Gas Resources, Inc.                          577,500
                                                                      ----------
                    REITS: 0.56%
    53,000    @     Pinnacle Holdings, Inc.                            2,862,000
                                                                      ----------
                    Retail: 5.57%
    35,500    @     AnnTaylor Stores Corp.                             1,175,938
    21,200    @     CDW Computer Centers, Inc.                         1,325,000
    64,900    @     Factory 2-U Stores, Inc.                           2,454,031
    37,525    @     Insight Enterprises, Inc.                          2,225,702
    37,900    @     Jack in the Box, Inc.                                933,288
    26,800    @     Krispy Kreme Doughnuts, Inc.                       1,969,800
     4,200    @     Linens 'N Things, Inc.                               113,925
   109,900    @     Michaels Stores, Inc.                              5,034,794
   226,300    @     MSC Industrial Direct Co.                          4,738,156
   123,800    @     Pacific Sunwear of California                      2,321,250
    66,800          Talbots, Inc.                                      3,669,825
    90,400    @     Too, Inc.                                          2,299,550
                                                                      ----------
                                                                      28,261,259
                                                                      ----------
                    Semiconductors: 12.93%
    75,600    @     Alpha Industries                                   3,331,125
    83,900    @     ATMI, Inc.                                         3,901,350
    77,800    @     Cypress Semiconductor Corp.                        3,287,050
    66,500    @     Exar Corp.                                         5,797,969
    24,900    @     Fairchild Semiconductor Int'l                      1,008,450
    35,100    @     Globespan, Inc.                                    4,284,942
    16,800          Helix Technology Corp.                               655,200
    44,100    @     Integrated Device Technology Industries            2,640,488
    40,300    @     International Rectifier Corp.                      2,256,799
    60,200    @     Kopin Corp.                                        4,168,850
    96,200    @     Lam Research Corp.                                 3,607,500
   120,200    @     Micrel, Inc.                                       5,221,187
    60,500    @     Qlogic Corp.                                       3,996,781
     3,600    @     Quantum Effect Devices, Inc.                         205,200
    93,700    @     Quicklogic Corp.                                   2,084,825
    17,900    @     Rudolph Technologies, Inc.                           693,625
    28,600    @     Semtech Corp.                                      2,187,453
    34,100    @     Three-Five Systems, Inc.                           2,011,900
    61,500    @     Transwitch Corp.                                   4,747,031
    18,800    @     Triquint Semiconductor, Inc.                       1,798,925
    69,000    @     Varian Semiconductor Equipment                     4,334,062
    57,200    @     Virata Corp.                                       3,410,550
                                                                      ----------
                                                                      65,631,262
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap
Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                               -----------
                    Software: 11.30%
    30,800    @     AppNet, Inc.                                     $ 1,108,800
    13,100    @     Art Technology Group, Inc.                         1,322,281
    32,500    @     Caminus Corp.                                        796,250
    28,400    @     Clarent Corp.                                      2,030,600
    50,000    @     Documentum, Inc.                                   4,468,750
    33,000    @     Exchange Applications, Inc.                          878,624
    65,800    @     Extensity, Inc.                                    2,253,650
    31,600    @     Globix Corp.                                         926,275
     9,800    @     Keynote Systems, Inc.                                691,512
    32,950    @     Macromedia, Inc.                                   3,185,853
   118,200    @     Mercury Interactive Corp.                         11,435,850
     6,900    @     Metasolv Software, Inc.                              303,600
    13,300    @     Micromuse, Inc.                                    2,200,942
    33,900    @     Netopia, Inc.                                      1,364,475
    48,300    @     Numerical Technologies, Inc.                       2,348,588
   127,700    @     Open Market, Inc.                                  1,763,856
    91,200    @     OTG Software, Inc.                                 2,604,900
    71,900    @     PC-Tel, Inc.                                       2,732,200
     4,400    @     Quest Software, Inc.                                 243,650
     7,300    @     Retek, Inc.                                          233,600
    53,300          Reynolds & Reynolds Co.                              972,725
     4,600    @     Scient Corp.                                         202,975
   121,000    @     Serena Software, Inc.                              5,494,155
    53,300    @     SmartForce Plc ADR                                 2,558,400
              @@
    17,650    @     Software.Com, Inc.                                 2,292,294
    29,300    @     Universal Access, Inc.                               717,850
    14,200    @     Webmethods, Inc.                                   2,232,062
                                                                     -----------
                                                                      57,364,717
                                                                     -----------
                    Telecommunication: 7.84%
    23,263    @     ADC Telecommunications, Inc.                     $ 1,951,184
    37,400    @     Advanced Fibre Communication                       1,694,687
     2,200    @     Airgate PCS, Inc.                                    115,637
     7,700    @     Airnet Communications Corp.                          201,163
     4,500    @     Alamosa PCS Holdings, Inc.                            93,938
    51,700    @     American Tower Corp.                               2,155,243
    81,100    @     Aspect Communications Corp.                        3,188,244
     9,100    @     Choice One Communications, Inc.                      371,394
    49,500   @@@    Clearnet Communications, Inc.                      1,374,398
    76,700    @     Digital Lightwave, Inc.                            7,708,350
     8,500    @     Digital Microwave Corp.                              324,063
    32,800    @     Ditech Communications Corp.                        3,101,650
    24,700    @     Inet Technologies, Inc.                            1,339,975
    16,100    @     Leap Wireless Int'l, Inc                             756,700
    11,700    @     Natural Microsystems Corp.                         1,315,519
    46,711    @     Nextlink Communications                            1,772,092
    11,250    @     Pac-West Telecomm, Inc.                              225,000
    20,700    @     SDL, Inc.                                          5,903,380
   141,100    @     I3 Mobile, Inc.                                    2,592,713
    20,200    @     Proxim, Inc.                                       1,999,169
     8,800    @     Viasat, Inc.                                         477,400
    21,000    @     Western Wireless                                   1,144,500
                                                                     -----------
                                                                      39,806,399
                                                                     -----------
                    Transportation: 0.66%
    22,950    @     Forward Air Corp.                                    918,000
    41,800          Expeditors Int'l Washington                        1,985,500
    31,700    @     Swift Transportation Co., Inc.                       443,800
                                                                     -----------
                                                                       3,347,300
                                                                     -----------
                    Total Common Stocks (Cost $314,463,131)          500,804,265
                                                                     -----------
                    Total Long-Term Investments
                      (Cost $314,463,131)                            500,804,265
                                                                     -----------

 SHORT-TERM INVESTMENTS: 2.68%

               Repurchase Agreement: 2.68%
$13,629,000    State Street Bank & Trust Repurchase Agreement
                 6.200% due 07/03/04 (Collateraized by
                 $9,490,000 U.S. Treasury Bonds, 12.500%
                 Due 08/15/14, Market Value $13,902,850)           $ 13,629,000
                                                                   ------------
               Total Short-Term Investments (Cost $13,629,000)       13,629,000
                                                                   ------------
               Total Investments in Securities (Cost
                 $ 328,092,131)*                         101.36%   $514,433,265
               Other Assets and Liabilities - Net         -1.36%     (6,914,010)
                                                         ------    ------------
               Net Assets                                100.00%   $507,519,255
                                                         ======    ============

----------
@    Non-income producing security
@@   Foreign issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $329,821,029. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                       $192,503,082
               Gross Unrealized Depreciation                         (7,890,846)
                                                                   ------------
               Net Unrealized Appreciation                         $184,612,236
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Bank and
Thrift Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                               -----------

COMMON STOCKS: 98.73%
                   Automotive: 1.08%
   556,300    @    Keystone Automotive Industries, Inc.              $ 3,859,332
                                                                     -----------
                   Banks: 51.16%
   180,200         Alabama National Bancorp (AL)                       3,570,213
   165,300         Bank Of The Ozarks (AR)                             2,706,788
 1,150,200         Banknorth Group, Inc. (ME)                         17,612,438
    96,500         Bay Bancshares, Inc. (TX)                           1,495,750
   355,475         BSB Bancorp Inc. (NY)                               7,131,717
    53,000         CCBT Financial Companies, Inc. (MA)                   833,094
   108,600         CNBT Bankshares, Inc. (TX)                          1,452,525
    30,000         Columbia Bancorp (MD)                                 270,000
   520,500         Comerica, Inc. (MI)                                23,357,438
   122,749         Commerce Bancshares, Inc. (MO)                      3,651,783
   188,700         Community Bank Systems, Inc. (NY)                   4,186,781
   192,824         Community First Bankshares, Inc. (ND)               3,145,441
   187,500         Financial Institutions, Inc. (NY)                   2,625,000
   491,360         Fleet Boston Financial Group, Inc. (MA)            16,706,240
   322,647         Hudson United Bancorp (NJ)                          7,239,392
   163,604         Independent Bank Corp. (MI)                         2,218,879
   525,800         KeyCorp (OH)                                        9,267,225
   200,000         Lamar Capital Corp. (MS)                            1,637,500
   209,100         National City Bancorp (MN)                          3,031,950
   771,400         National City Corp. (OH)                           13,162,012
    90,134         North Dallas Bank & Trust Co. (TX)                  2,625,153
   305,600         North Fork Bancorp (NY)                             4,622,200
    84,300         North Valley Bancorp (CA)                             885,150
     7,000    @    Northern Empire Bancshares (CA)                       103,906
    44,000         Oak Hill Financial, Inc. (OH)                         616,000
   887,900         Pacific Century Financial Corp. (HI)               12,985,537
   240,000         Prosperity Bancshares, Inc. (TX)                    3,870,000
    20,400    @    Six Rivers National Bank (CA)                         272,850
   200,000    -    Southwest Bancorp (OK)                              3,225,000
   125,300         Summit Bancorp (NJ)                                 3,085,512
   166,900         Summit Bancshares Inc (TX)                          2,879,025
    62,500         Three Rivers Bancorp, Inc. (PA)                       410,156
    38,000         Trico Bancshares (CA)                                 627,000
   306,500         UCBH Holdings, Inc. (CA)                            8,179,719
   721,700         UnionBanCal Corp. (CA)                             13,396,556
                                                                     -----------
                                                                     183,085,930
                                                                     -----------
                   Construction: 2.80%
   655,375         D.R. Horton, Inc.                                   8,888,523
   342,500    @    Schuff Steel Co.                                    1,113,125
                                                                     -----------
                                                                      10,001,648
                                                                     -----------
                   Finance: 5.00%
   375,000   @-    Int'l Aircraft Investors                            2,039,062
   360,900         Liberty Financial Group                             7,917,244
    47,600    @    National Discount Broker                            1,517,250
   304,550         Sea Containers, Ltd.                                6,433,619
                                                                     -----------
                                                                      17,907,175
                                                                     -----------
                   Insurance: 0.59%
   177,000   @-    21st Century Holding Co.                              885,000
   156,500    @    American Safety Insurance Group                       655,344
   756,500         Reliance Group Holdings                               567,375
                                                                     -----------
                                                                       2,107,719
                                                                     -----------
                   Retail: 4.17%
   323,106    @    Consolidated Stores Corp.                           3,877,272
   108,000    @    Jo-Ann Stores, Inc. Class A                           756,000
    79,600    @    Jo-Ann Stores, Inc. Class B                           606,950
   223,500         Ross Stores, Inc.                                   3,813,469
   522,000    @    Ugly Duckling Corp.                                 3,686,625
   240,900    @    United Auto Group, Inc.                             2,198,212
                                                                     -----------
                                                                      14,938,528
                                                                     -----------
                   Securities Related Business: 4.53%
   124,440         Alliance Capital Management                       $ 5,903,123
   573,400         Tucker Anthony Sutro Corp.                         10,321,200
                                                                     -----------
                                                                      16,224,323
                                                                     -----------
                   Thrifts: 29.40%
   236,500         Astoria Financial Corp. (NY)                        6,089,875
 1,564,257         Charter One Financial, Inc. (OH)                   35,977,911
 1,014,737         Commercial Federal Corp. (NE)                      15,791,845
   144,100         First Mutual Bancshares, Inc. (WA)                  1,441,000
   280,000         Golden West Financial Corp. (CA)                   11,427,500
   198,000         Highland Bancorp, Inc. (CA)                         4,826,250
    48,700         Seacoast Financial Services Corp. (MA)              4,631,250
   152,500         Timberland Bancorp (WA)                             1,648,906
   810,650         Washington Mutual, Inc. (WA)                       23,407,519
                                                                     -----------
                                                                     105,242,056
                                                                     -----------
                   Total Common Stocks (Cost $411,395,142)           353,366,711
                                                                     -----------
                   Total Long-Term Investments (cost $411,395,142)   353,366,711

                 See Accompanying Notes to Financial Statements

Pilgrim
Bank and
Thrift Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
------                                                             ------------
               Repurchase Agreement: 0.99%

$3,552,000     State Street Repurchase Agreement, 6.200% due
                 07/03/00 (Collateralized by $2,475,000 U.S.
                 Treasury Notes, 12.500% Due 08/15/14, Market
                 Value $3,625,875)                                 $  3,552,000
               Total Short-Term Investments (Cost $3,552,000)         3,552,000
                                                                   ------------
               Total Investments in Securities
                 (Cost $ 414,947,142)*                99.72%       $356,918,711
                 Other Assets and Liabilites-Net       0.28%          1,011,110
                                                     ------        ------------
               Net Assets                            100.00%       $357,929,821
                                                     ======        ============

----------
@    Non-income producing security
- Company in which there is any direct or indirect ownership of 5% or more of the outstanding voting securities.
* Cost for federal income tax purposes is $414,956,568. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                      $  45,658,725
               Gross Unrealized Depreciation                       (103,696,582)
                                                                  -------------
               Net Unrealized Depreciation                        $ (58,037,857)
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------

COMMON STOCKS: 96.55%
                  AUSTRALIA: 0.34%
    41,700        News Corp., LTD. ADR                                $2,272,650
                                                                      ----------
                  Total Australia                                      2,272,650
                                                                      ----------
                  BELGIUM: 0.47%
    58,900        Fortis (B)                                           1,713,946
    32,000   @    Lernout & Hauspie Speech Products                    1,410,000
                                                                      ----------
                  Total Belgium                                        3,123,946
                                                                      ----------
                  BRAZIL: 0.77%
    65,800        Petroleo Brasileiro SA ADR                           1,987,917
    60,211        Tele Norte Leste Participacoes ADR                   1,422,485
    17,000        Telecomunicacoes Brasileiras SA ADR                  1,651,125
                                                                      ----------
                  Total Brazil                                         5,061,527
                                                                      ----------
                  CANADA: 5.72%
   167,200        Abitibi-Consolidated, Inc.                           1,567,500
   138,800   @    Anderson Exploration, Ltd.                           2,522,784
    21,000   @    Ballard Power Systems, Inc.                          1,886,062
    42,600   @    Biovail Corp.                                        2,361,637
    68,700        Bombardier, Inc.                                     1,866,041
    19,400   @    C-Mac Industries, Inc.                                 917,568
    33,000        Magna Int'l, Inc.                                    1,550,777
   278,300        Nortel Networks Corp.                               18,993,975
    73,500   @    Precision Drilling Corp.                             2,838,937
    42,000   @    QLT, Inc.                                            3,247,125
                                                                      ----------
                  Total Canada                                        37,752,406
                                                                      ----------
                  CHINA: 0.27%
     5,000   @    PetroChina Co., Ltd. ADR                               104,687
 8,000,000   @    PetroChina Co., Ltd.                                 1,662,498
                                                                      ----------
                  Total China                                          1,767,185
                                                                      ----------
                  DENMARK: 0.35%
    34,600        Tele Danmark AS                                      2,328,595
                                                                      ----------
                  Total Denmark                                        2,328,595
                                                                      ----------
                  FINLAND: 3.17%
    43,200        Helsingin Puhelin OYJ                                4,231,536
   283,800        Nokia OYJ ADR                                       14,172,262
    55,000        Sonera Group OYJ                                     2,507,281
                                                                      ----------
                  Total Finland                                       20,911,079
                                                                      ----------
                  FRANCE: 5.98%
    48,300        Accor SA                                             1,979,589
    82,600        Alcatel SA                                           5,417,560
    61,700        Alstom                                               1,667,600
    44,100        Aventis SA                                           3,218,718
    16,500        Axa                                                  2,599,171
     3,626   @    Bouygues SA                                          2,423,220
    17,300        Groupe Danone                                        2,295,767
    40,000        Lagardere S.C.A.                                     3,055,040
    83,800        Rhodia SA                                            1,408,068
    74,000        Societe Television Francaise 1                       5,157,289
    63,800        ST Microelectronics NV                               4,095,162
    26,770        Total Fina Elf SA                                    4,104,505
    23,600        Vivendi (EX-Generale des Eaux)                       2,082,984
                                                                      ----------
                  Total France                                        39,504,673
                                                                      ----------
                  GERMANY: 2.43%
    69,900        Deutsche Lufthansa AG                                1,631,635
    71,500        Dresdner Bank AG                                     2,894,268
    45,800        EM.TV & Merchandising AG                             2,710,966
    41,700   @    Infineon Technologies AG                             3,399,859
     7,400   @    Intershop Communications AG                          3,384,030
    13,500        Siemens AG                                           2,020,909
                                                                      ----------
                  Total Germany                                       16,041,667
                                                                      ----------
                  HONG KONG: 0.45%
   107,800        Hutchison Whampoa                                    1,355,192
   830,000   @    Pacific Century CyberWorks, Ltd.                     1,639,664
                                                                      ----------
                  Total Hong Kong                                      2,994,856
                                                                      ----------
                  ISRAEL: 0.68%
    80,500        Teva Pharmaceutical ADR                              4,462,719
                                                                      ----------
                  Total Israel                                         4,462,719
                                                                      ----------
                  ITALY: 1.18%
   279,600        Alleanza Assicurazioni SPA                           3,723,731
   298,400        ENI SPA                                              1,723,539
 1,706,000   @    Finmeccanica SPA                                     2,345,354
                                                                      ----------
                  Total Italy                                          7,792,624
                                                                      ----------
                  JAPAN: 8.58%
    90,000        Daikin Industries, Ltd.                             $2,090,853
    35,000        Fanuc, Ltd.                                          3,559,210
   118,000        Fujitsu, Ltd.                                        4,081,429
   518,000        Japan Airlines Co., Ltd.                             1,967,429
     7,100        Kyocera Corp.                                        1,203,798
   371,000        Mitsubishi Electric Corp.                            4,014,024
   185,000        Mitsui Fudosan Co., Ltd.                             2,005,089
    88,000        NEC Corp.                                            2,761,793
   185,000        Nippon Sheet Glass Co., Ltd.                         2,570,001
       250        Nippon Telegraph & Telephone Co., Ltd.               3,322,181
    74,000        Nomura Securities Co., Ltd.                          1,809,811
       170        NTT Docomo, Inc.                                     4,598,275
   104,000        Pioneer Corp.                                        4,048,066
    19,200        Promise Co., Ltd.                                    1,516,385
    19,900        Softbank Corp.                                       2,700,721
    22,500        Sony Corp.                                           2,099,336
   376,000        Toshiba Corp.                                        4,241,761
    38,000        Toyoda Gosei Co., Ltd.                               2,410,254
    37,000        Toyota Motor Corp.                                   1,684,275
    11,000   @    Trend Micro, Inc.                                    1,814,241
    87,000        Yamato Transport Co., Ltd.                           2,160,549
                                                                      ----------
                  Total Japan                                         56,659,481
                                                                      ----------
                  NETHERLANDS: 3.48%
   130,800   @    ASM Lithography Holding NV                           5,771,550
    48,500        Heineken NV                                          2,951,813
    35,800        Koninklijke Ahold NV                                 1,053,716
   116,200        Koninklijke Philips Electronics NV                   5,519,500
     9,200   @    Qiagen NV                                            1,624,899
    36,500        Randstad Holdings NV                                 1,350,304
    70,600        Royal KPN NV                                         3,157,775
    29,200        VNU NV                                               1,508,159
                                                                      ----------
                  Total Netherlands                                   22,937,716
                                                                      ----------
                  RUSSIA: 0.15%
    19,400        Lukoll-Holding ADR                                     991,728
                                                                      ----------
                  Total Russia                                           991,728
                                                                      ----------
                  SINGAPORE: 0.65%
    43,900   @    Flextronics Int'l, Ltd.                              3,015,381
   127,000        Singapore Airlines, Ltd.                             1,257,499
                                                                      ----------
                  Total Singapore                                      4,272,880
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                              ------------

                  SOUTH KOREA: 0.73%
    64,720        Korea Electric Power Corp.                        $  2,008,307
     8,410        Samsung Electronics                                  2,783,157
                                                                    ------------
                  Total South Korea                                    4,791,464
                                                                    ------------
                  SPAIN: 1.57%
   274,400        Altadis SA                                           4,215,092
   145,700        Endesa SA                                            2,822,335
       501   @    Telefonica SA ADR                                       32,095
   154,500   @    Telefonica SA                                        3,318,776
                                                                    ------------
                  Total Spain                                         10,388,298
                                                                    ------------
                  SWEDEN: 3.34%
   107,200        Europolitan Holdings AB                              1,330,884
    38,200   @    NetCom AB 2,                                         2,819,524
   303,900        Nordic Baltic Holding AB                             2,291,310
   163,400        Skandia Forsakrings AB                               4,316,576
   176,000        Svenska Handelsbanken AB                             2,554,195
   326,700        Telefonaktiebolaget LM Ericsson AB ADR               6,534,000
   235,400   @    Telia AB                                             2,215,215
                                                                    ------------
                  Total Sweden                                        22,061,704
                                                                    ------------
                  SWITZERLAND: 0.76%
       800        Nestle SA                                            1,601,177
    23,400        UBS AG                                               3,428,309
                                                                    ------------
                  Total Switzerland                                    5,029,486
                                                                    ------------
                  UNITED KINGDOM: 8.29%
   133,800   @    ARM Holdings PLC ADR                                 4,398,675
    55,800        AstraZeneca PLC                                      2,605,540
   395,143        BAE Systems PLC                                      2,461,815
   422,600        BG Group PLC                                         2,723,998
   558,500        Billiton PLC                                         2,256,327
   444,600        British Airways PLC                                  2,558,034
   144,600        Cable & Wireless PLC                                 2,454,872
   949,400        Centrica PLC                                         3,146,016
    60,600   @    Colt Telecom Group PLC                               2,012,680
    51,000   @    Energis PLC                                          1,901,422
   670,200        Invensys PLC                                         2,512,382
   135,000        Logica PLC                                           3,231,528
   329,400        Marconi PLC                                          4,278,894
    58,600        Pearson PLC                                          1,839,854
    29,700        Reuters Group PLC ADR                                2,968,144
   618,171        Rolls-Royce PLC                                      2,209,775
   148,000        Royal Bank of Scotland Group PLC                     2,467,805
   292,600        Sainsbury (J) PLC                                    1,323,772
   481,600        Shell Transport & Trading Co.                        4,051,622
   815,731        Vodafone AirTouch PLC                                3,307,877
                                                                    ------------
                  Total United Kingdom                                54,711,032

                  UNITED STATES: 47.19%
    55,600   @    Aether Systems, Inc.                              $ 11,398,000
   138,400        Aetna, Inc.                                          8,883,550
    64,300   @    Amdocs, Ltd.                                         4,935,025
   114,700   @    Amgen, Inc.                                          8,057,675
   128,000   @    Applied Materials, Inc.                             11,600,000
   436,780   @    AT&T - Liberty Media Group                          10,591,915
   105,900   @    Cablevision Systems Corp.                            7,187,962
    79,200   @    Ciena Corp.                                         13,201,650
   167,900   @    Cisco Systems, Inc.                                 10,672,144
   185,300        Citigroup, Inc.                                     11,164,325
    49,800        Corning, Inc.                                       13,439,775
   187,900   @    Dell Computer Corp.                                  9,265,819
   166,000        Enron Corp.                                         10,707,000
    50,200   @    Genentech, Inc                                       8,634,400
   106,800   @    Hughes Electronics Corp.                             9,371,700
   189,100   @    Infinity Broadcasting Corp.                          6,890,331
   102,400        Intel Corp.                                         13,689,600
   103,500   @    JDS Uniphase Corp.                                  12,407,062
   395,300        MGM Grand, Inc.                                     12,699,012
   178,400   @    Nextel Communications, Inc.                         10,915,850
   142,900   @    Oracle Corp.                                        12,012,531
   188,400   @    Qwest Communications Int'l                           9,361,125
   257,700        Santa Fe Int'l Corp.                                 9,461,075
    38,700        Schlumberger, Ltd.                                   2,887,987
   129,300   @    Sun Microsystems, Inc.                              11,758,219
   126,600        Texas Instruments, Inc.                              8,695,838
    53,875   @    VeriSign, Inc.                                       9,508,938
    82,200   @    Veritas Software Corp.                               9,289,884
   139,500   @    Viacom, Inc.                                         9,538,313
   206,500        Wal-Mart Stores, Inc.                               11,899,563
   287,000   @    Weatherford Int'l, Inc.                             11,426,188
                                                                    ------------
                  Total United States                                311,552,456
                                                                    ------------
                  Total Common Stocks (Cost $513,051,880)            637,410,172
                                                                    ------------

                PREFERRED STOCKS: 0.26%
                  BRAZIL: 0.26%
   193,648        Banco Bradesco SA                                 $  1,685,761
                                                                    ------------
                  Total Brazil                                         1,685,761
                                                                    ------------
                  Total Preferred Stocks (Cost $1,558,209)             1,685,761
                                                                    ------------
                  Total Long-Term Investments (Cost $514,610,089)   $639,095,933
                                                                    ------------

SHORT-TERM INVESTMENTS: 4.13%

               Repurchase Agreements: 4.13%
$27,281,000    State Street Repurchase Agreement, 6.20% due
                 07/03/00 (Collateralized by $22,220,000 U.S.
                 Treasury Bonds, 8.125% Market Value $27,830,550,
                 Due 08/15/21)                                    $  27,281,000
                                                                  -------------
               Total Short-Term Investments (Cost $27,281,000)       27,281,000
                                                                  -------------
               Total Investments in Securities
                 (Cost $ 541,891,089)*                 100.94%    $ 666,376,933
               Other Assets and Liabilities-Net         -0.94%       (6,197,663)
                                                       ------     -------------
               Net Assets                              100.00%    $ 660,179,270
                                                       ======     =============

----------
@    Non-income producing security
ADR  American Depository Receipt

* Cost for federal income tax purposes is $543,295,122. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                      $ 135,547,277
               Gross Unrealized Depreciation                        (12,465,466)
                                                                  -------------
               Net Unrealized Appreciation                        $ 123,081,811
                                                                  -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Worldwide
Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Aerospace/Defense                                                        1.06%
Airlines                                                                 1.12
Auto Manufacturers                                                       0.26
Auto Parts & Equipment                                                   0.60
Banks                                                                    2.32
Biotechnology                                                            2.77
Beverages                                                                0.45
Building Materials                                                       0.71
Cellular Telecommunication                                               3.05
Chemicals                                                                0.21
Commercial Services                                                      0.52
Computers                                                               10.01
Diversified Financial Services                                           2.45
Electric                                                                 0.73
Electrical                                                               1.67
Components & Equipment Electronics                                       2.79
Energy-Alternate Sources                                                 0.29
Engineering & Construction                                               0.37
Fiber Optics                                                             5.91
Food                                                                     0.95
Forest & Paper                                                           0.24
Gas                                                                      0.89
Holding Companies-Diversified                                            0.67
Home Furnishing                                                          0.93
Insurance                                                                2.96
Internet                                                                 0.41
Lodging                                                                  2.22
Machinery-Diversified                                                    0.25
Media                                                                    7.68
Mining                                                                   0.34
Miscellaneous Manufacturing                                              0.97
Oil & Gas Producers                                                      4.46
Oil & Gas Services                                                       2.17
Pharmaceuticals                                                          2.41
Pipelines                                                                1.62
Real Estate                                                              0.30
Retail                                                                   1.80
Satellite Telecommunications                                             1.42
Semiconductors                                                           6.95
Software                                                                 2.48
Telecommunications Equipment                                             7.48
Telecommunications Services                                              4.27
Telephone-Integrated                                                     2.73
Telephone-Local                                                          0.22
Tobacco                                                                  0.64
Transportation                                                           0.33
Wireless Equipment                                                       1.73
Short-Term Investments                                                   4.13
Other Assets and Liabilities, Net                                       -0.94
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

The Worldwide Growth Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

Settlement     Currency to      Currency to      Unrealized Appreciation/
   Date          Receive          Deliver             (Depreciation)
   ----          -------          -------             --------------
  7/3/00         720,007          $686,527                $   864
                    (EUR)             (USD)
  7/3/00        $693,804           463,618                 (7,696)
                    (USD)             (GBP)
  7/5/00        $224,961           150,224                 (2,344)
                    (USD)             (GBP)
                                                          -------
                                                          $(9,176)
                                                          =======

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------
COMMON STOCKS: 94.36%
                 AUSTRALIA: 0.53%
    8,600        News Corp., Ltd. ADR                                 $  468,700
                                                                      ----------
                 Total Australia                                         468,700
                                                                      ----------
                 BELGIUM: 0.95%
   15,500        Fortis (B)                                              451,038
    8,800   @    Lernout & Hauspie Speech Products                       387,750
                                                                      ----------
                 Total Belgium                                           838,788
                                                                      ----------
                 BRAZIL: 1.54%
   17,400        Petroleo Brasileiro SA ADR                              525,680
   16,868        Tele Norte Leste Participacoes ADR                      398,507
    4,400        Telecomunicacoes Brasileiras SA ADR                     427,350
                                                                      ----------
                 Total Brazil                                          1,351,537
                                                                      ----------
                 CANADA: 6.93%
   43,100        Abitibi-Consolidated, Inc.                              404,062
   31,200   @    Anderson Exploration, Ltd.                              567,081
    5,600   @    Ballard Power Systems, Inc.                             502,950
   12,100   @    Biovail Corp.                                           670,794
    5,100   @    C-Mac Industries, Inc.                                  241,216
    8,900        Magna Int'l, Inc.                                       418,240
   24,400        Nortel Networks Corp.                                 1,665,300
   19,500   @    Precision Drilling Corp.                                753,188
   11,200   @    QLT, Inc.                                               865,900
                                                                      ----------
                 Total Canada                                          6,088,731
                                                                      ----------
                 CHINA: 0.52%
2,180,000   @    PetroChina Co., Ltd.                                    453,031
                                                                      ----------
                 Total China                                             453,031
                                                                      ----------
                 DENMARK: 0.84%
   11,000        Tele Danmark AS                                         740,305
                                                                      ----------
                 Total Denmark                                           740,305
                                                                      ----------
                 FINLAND: 3.44%
    9,500        Helsingin Puhelin OYJ                                   930,546
   28,000        Nokia OYJ ADR                                         1,398,250
   15,200        Sonera OYJ                                              692,921
                                                                      ----------
                 Total Finland                                         3,021,717
                                                                      ----------
                 FRANCE: 12.26%
   13,000        Accor SA                                                532,808
   21,500        Alcatel SA                                            1,410,140
   16,900        Alstom                                                  456,766
   11,700        Aventis SA                                              853,946
    4,700        Axa                                                     740,370
      853   @    Bouygues SA                                             570,051
    4,600        Groupe Danone                                           610,435
   10,500        Lagardere S.C.A.                                        801,948
   27,400        Rhodia SA                                               460,394
   20,000        Societe Television Francaise 1                        1,393,862
   16,600        ST Microelectronics NV                                1,065,513
    7,074        Total Fina Elf SA                                     1,084,620
    8,900        Vivendi (EX-Generale des Eaux)                          785,532
                                                                      ----------
                 Total France                                         10,766,385
                                                                      ----------
                 GERMANY: 5.43%
   18,500        Deutsche Lufthansa AG                                   431,835
   18,400        Dresdner Bank AG                                        744,819
   10,400        EM.TV & Merchandising AG                                615,591
    6,600   @    Epcos AG                                                669,168
   11,200   @    Infineon Technologies AG                                913,152
    1,900   @    Intershop Communications AG                             868,872
    3,500        Siemens AG                                              523,939
                                                                      ----------
                 Total Germany                                         4,767,376
                                                                      ----------
                 HONG KONG: 0.93%
   30,800        Hutchison Whampoa                                       387,198
  218,000   @    Pacific Century CyberWorks, Ltd.                        430,659
                                                                      ----------
                 Total Hong Kong                                         817,857
                                                                      ----------
                 ISRAEL: 1.41%
   22,300        Teva Pharmaceutical ADR                               1,236,256
                                                                      ----------
                 Total Israel                                          1,236,256
                                                                      ----------
                 ITALY: 2.63%
   75,000        Alleanza Assicurazioni SPA                              998,855
   79,000        ENI SPA                                                 456,299
  619,600   @    Finmeccanica SPA                                        851,806
                                                                      ----------
                 Total Italy                                           2,306,960
                                                                      ----------
                 JAPAN: 18.20%
   29,000        Daikin Industries, Ltd.                                 673,719
    9,600        Fanuc, Ltd.                                             976,241
   32,000        Fujitsu, Ltd.                                         1,106,828
  135,000        Japan Airlines Co., Ltd.                                512,747
    1,900        Kyocera Corp.                                           322,143
  100,000        Mitsubishi Electric Corp.                             1,081,947
   48,000        Mitsui Fudosan Co., Ltd.                                520,239
   34,000        NEC Corp.                                             1,067,056
   71,000   @    Nippon Sheet Glass Co., Ltd.                            986,325
       66   @    Nippon Telegraph & Telephone Corp.                      877,056
   20,000        Nomura Securities Co., Ltd.                             489,138
       45   @    NTT Docomo, Inc.                                      1,217,191
   28,000        Pioneer Corp.                                         1,089,864
    5,000        Promise Co., Ltd.                                       394,892
    5,400        Softbank Corp.                                          732,859
    2,700        Sony Corp. ADR                                          254,644
    3,500        Sony Corp.                                              326,563
  101,000   @    Toshiba Corp.                                         1,139,409
   11,000        Toyoda Gosei Co, Ltd.                                   697,705
   10,000        Toyota Motor Corp.                                      455,209
    3,000   @    Trend Micro, Inc.                                       494,793
   23,000        Yamato Transport Co., Ltd.                              571,180
                                                                      ----------
                 Total Japan                                          15,987,748
                                                                      ----------
                 NETHERLANDS: 6.63%
   29,400   @    ASM Lithography Holding NV                            1,297,275
   12,800        Heineken NV                                             779,035
    9,500        Koninklijke Ahold NV                                    279,617
   31,300        Koninklijke Philips Electronics                       1,486,750
    2,400   @    Qiagen NV                                               423,887
   10,000        Randstad Holdings NV                                    369,946
   18,400        Royal KPN NV                                            822,990
    7,100        VNU NV                                                  366,710
                                                                      ----------
                 Total Netherlands                                     5,826,210
                                                                      ----------
                 RUSSIA: 0.35%
    6,000        Lukoil-Holding ADR                                      306,720
                                                                      ----------
                 Total Russia                                            306,720
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                                ----------

                   SINGAPORE: 1.10%
     9,300    @    Flextronics Int'l, Ltd.                            $  638,794
    33,000         Singapore Airlines, Ltd.                              326,751
                                                                      ----------
                   Total Singapore                                       965,545
                                                                      ----------
                   SOUTH KOREA: 1.45%
    17,720         Korea Electric Power Corp.                            549,864
     2,200         Samsung Electronics                                   728,055
                                                                      ----------
                   Total South Korea                                   1,277,919
                                                                      ----------
                   SPAIN: 3.13%
    73,900         Altadis SA                                          1,135,187
    38,300         Endesa SA                                             741,904
    40,400         Telefonica SA                                         867,822
                                                                      ----------
                   Total Spain                                         2,744,913
                                                                      ----------
                   SWEDEN: 6.29%
    28,000         Europolitan Holdings AB                               347,619
     8,100    @    NetCom AB                                             597,857
    83,700         Nordic Baltic Holding AB                              631,071
    36,400         Skandia Forsakrings AB                                961,587
    47,700         Svenska Handelsbanken AB                              692,245
    85,800         Telefonaktiebolaget LM Ericsson AB ADR              1,716,000
    61,600    @    Telia AB                                              579,683
                                                                      ----------
                   Total Sweden                                        5,526,062
                                                                      ----------
                   SWITZERLAND: 1.52%
       200         Nestle SA                                             400,294
     6,400         UBS AG                                                937,657
                                                                      ----------
                   Total Switzerland                                   1,337,951
                                                                      ----------
                   UNITED KINGDOM: 15.92%
    90,500    @    ARM Holdings PLC                                   $  964,711
    14,800         AstraZeneca PLC                                       691,075
    87,698         BAE Systems PLC                                       546,377
    96,900         BG Group PLC                                          624,599
   113,300         Billiton PLC                                          457,729
   117,700         British Airways PLC                                   677,194
    37,900         Cable & Wireless PLC                                  643,428
   270,800         Centrica PLC                                          897,347
    15,300    @    Colt Telecom Group PLC                                508,152
    13,400   @#    Energis PLC                                           499,589
   189,200         Invensys PLC                                          709,255
    29,700         Logica PLC                                            710,936
    85,500         Marconi PLC                                         1,110,642
    16,100         Pearson PLC                                           505,489
     8,700         Reuters Group PLC ADR                                 869,456
   167,104         Rolls-Royce PLC                                       597,347
    40,400         Royal Bank of Scotland Group PLC                      673,644
    80,500         Sainsbury (J) PLC                                     364,196
   127,500         Shell Transport & Trading Co.                       1,072,637
   213,115         Vodafone AirTouch PLC                                 864,204
                                                                      ----------
                   Total United Kingdom                               13,988,007
                                                                      ----------
                   UNITED STATES: 2.36%
    11,800    @    Amdocs, Ltd.                                          905,650
    14,100         Santa Fe Int'l Corp.                                  492,619
     9,000         Schlumberger, Ltd.                                    671,625
                                                                      ----------
                   Total United States                                 2,069,894
                                                                      ----------
                   Total Common Stocks (Cost $70,576,905)             82,888,612
                                                                      ----------
PREFERRED STOCKS: 0.50%
                   BRAZIL: 0.50%
50,903,100         Banco Bradesco SA                                     440,305
                                                                      ----------
                   Total Brazil                                          440,305
                                                                      ----------
                   Total Preferred Stocks (Cost $411,032)                440,305
                                                                      ----------
                   Total Long-Term Investments (Cost $70,987,937)     83,328,917
                                                                      ----------


Principal
Amount                                                                  Value
------                                                               -----------

SHORT-TERM INVESTMENTS: 4.60%

              Repurchase Agreement: 4.60%
$4,042,000    State Street Repurchase Agreement, 6.20% due
                07/03/00 (Collateralized by $3,625,000 U.S.
                Treasury Bonds, 7.500% Due 11/15/16, Market
                Value $4,127,969)                                    $ 4,042,000
                                                                     -----------
              Total Short-Term Investments (Cost $4,042,000)           4,042,000
                                                                     -----------
              Total Investments in Securities
                (Cost $ 75,029,937)*                     99.46%      $87,370,917
              Other Assets and Liabilities-Net            0.54%          475,861
                                                        ------       -----------
              Net Assets                                100.00%      $87,846,778
                                                        ======       ===========

----------
@    Non-income producing security
ADR  American Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

* Cost for federal income tax purposes is $75,442,633. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                         $15,006,650
              Gross Unrealized Depreciation                          (3,078,366)
                                                                    -----------
              Net Unrealized Appreciation                           $11,928,284
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Core Growth
Fund

                 PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Aerospace/Defense                                                        2.27%
Airlines                                                                 2.22
Auto Manufacturers                                                       0.52
Auto Parts & Equipment                                                   1.27
Banks                                                                    4.69
Beverages                                                                0.89
Biotechnology                                                            0.48
Building Materials                                                       1.77
Chemicals                                                                0.53
Commercial Services                                                      1.32
Computers                                                                3.55
Diversified Financial Services                                           1.52
Electric                                                                 1.47
Electrical Components & Equipment                                        3.36
Electronics                                                              6.59
Energy-Alternate Sources                                                 0.57
Engineering & Construction                                               0.77
Food                                                                     1.88
Forest Products & Paper                                                  0.46
Gas                                                                      1.73
Holding Companies-Diversified                                            1.35
Home Furnishings                                                         1.90
Insurance                                                                3.07
Internet                                                                 0.83
Lodging                                                                  0.61
Machinery                                                                0.52
Media                                                                    4.80
Mining                                                                   0.52
Miscellaneous Manufacturing                                              1.41
Oil & Gas Producers                                                      6.50
Oil & Gas Services                                                       0.77
Pharmaceuticals                                                          4.92
Real Estate                                                              0.59
Semiconductors                                                           3.35
Software                                                                 2.04
Telecommunications                                                      21.88
Tobacco                                                                  1.29
Transportation                                                           0.65
Short-Term Investments                                                   4.60
Other Assets and Liabilities, Net                                        0.54
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

The International Core Growth Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

Settlement     Currency to      Currency to      Unrealized Appreciation/
   Date          Receive          Deliver             (Depreciation)
   ----          -------          -------             --------------
  7/3/00         439,143         $418,503                $   747
                    (EUR)            (USD)
  7/3/00        $190,042          126,991                 (2,108)
                    (USD)            (GBP)
  7/5/00        $ 62,320           41,616                   (649)
                    (USD)            (GBP)
                                                         -------
                                                         $(2,010)
                                                         =======

                  See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                        Market
Shares                                                                  Value
------                                                               -----------

COMMON STOCKS: 88.02%
                  AUSTRALIA: 0.12%
   277,500   @    Protel Int'l, Ltd.                                 $   829,794
                                                                     -----------
                  Total Australia                                        829,794
                                                                     -----------
                  AUSTRIA: 0.48%
    45,400   @    Austria Technologie & Systemtec                      3,424,127
                                                                     -----------
                  Total Austria                                        3,424,127
                                                                     -----------
                  CANADA: 7.51%
   409,200   @    Anderson Exploration, Ltd.                           7,437,486
    82,100   @    Canadian Hunter Exploration, Ltd                     1,744,625
    75,400   @    Certicom Corp.                                       2,567,675
    50,886   @    Certicom Corp.                                       3,484,896
   162,600   @    C-Mac Industries, Inc.                               7,690,540
   211,800   @    Cognos, Inc.                                         8,763,225
   563,700        Petro-Canada, Ltd.                                  10,531,287
    89,200   @    QLT, Inc.                                            6,896,275
    95,100   @    RIO Alto Exploration, Ltd.                           1,741,358
    69,100   @    Visible Genetics, Inc.                               3,118,138
                                                                     -----------
                  Total Canada                                        53,975,505
                                                                     -----------
                  DENMARK: 1.95%
    63,800   @    ISS A/S                                              4,857,019
   249,600        Vestas Wind Systems AS                               9,165,551
                                                                     -----------
                  Total Denmark                                       14,022,570
                                                                     -----------
                  FINLAND: 1.00%
   226,000        Perlos OYJ                                           7,141,729
                                                                     -----------
                  Total Finland                                        7,141,729
                                                                     -----------
                  FRANCE: 7.92%
   326,200   @    Air France                                           5,636,759
    23,500        Altran Technologies SA                               4,601,511
     8,426   @    Bouygues SA                                          5,631,012
    53,000   @    Business Objects SA ADR                              4,670,625
    37,600        Coflexip Stena Offshore                              4,558,883
    17,600   @    Devoteam SA                                          1,779,408
    45,600        Galeries Lafayette                                   9,251,043
    24,500        Hermes Int'l                                         3,309,706
    91,493   @    Integra SA                                             814,087
   133,000        M6-Metropole Television                              8,075,616
   175,100        Rhodia SA                                            2,942,156
    50,900   @    Wavecom SA ADR                                       5,599,000
                                                                     -----------
                  Total France                                        56,869,806
                                                                     -----------
                  GERMANY: 12.62%
    12,700   @    ADVA AG Optical Networking                           7,165,692
    96,600        Aixtron                                             13,086,588
    39,000        CE Consumer Electronic AG                            5,249,895
    56,700        DePfa Deutsche Pfandbriefbank A                      5,765,004
   113,000        EM.TV & Merchandising AG                             6,688,628
   744,000        FAG Kugelfischer Georg Schaefer AG                   5,483,491
    10,700   @    Intershop Communications AG                          4,893,124
    25,900   @    Intertainment AG                                     1,743,234
   176,480        Kamps AG                                             5,610,566
   374,000   @    Senator Entertainment AG                             7,480,361
    82,700        SGL Carbon                                           5,487,281
   160,200        Singulus Technologies                                9,757,760
    35,000        Software AG                                          3,191,085
    81,800   @    Suess Microtec                                       3,061,303
    59,100   @    Telegate AG                                          5,980,814
                                                                     -----------
                  Total Germany                                       90,644,826
                                                                     -----------
                  HONG KONG: 0.64%
 3,044,000        Giordano Int'l, Ltd.                                 4,627,208
                                                                     -----------
                  Total Hong Kong                                      4,627,208
                                                                     -----------
                  INDONESIA: 0.00%
       500        PT Jaya Real Property                                       43
                                                                     -----------
                  Total Indonesia                                             43
                                                                     -----------
                  IRELAND: 0.43%
 1,086,500   @    Parthus Technologies                                 3,066,029
                                                                     -----------
                  Total Ireland                                        3,066,029
                                                                     -----------
                  ISRAEL: 1.73%
    87,400   @    Batm Advanced Communications, Ltd.                   7,627,227
    62,400   @    Nice Systems, Ltd. ADR                               4,816,500
                                                                     -----------
                  Total Israel                                        12,443,727
                                                                     -----------
                  ITALY: 3.03%
   371,400        ACEA SPA                                             5,917,867
   515,500        Class Editori SPA                                    7,549,548
 1,400,900        Saipem SPA                                           8,292,123
                                                                     -----------
                  Total Italy                                         21,759,538
                                                                     -----------
                  JAPAN: 20.64%
 1,211,000   @    All Nippon Airways Co., Ltd.                         3,401,140
   391,000        Alps Electric Co., Ltd.                              7,259,507
   444,000        Asahi Breweries, Ltd.                                5,310,174
   804,000        Citizen Watch Co., Ltd.                              7,759,258
   171,000        Credit Saison Co., Ltd.                              3,964,563
   355,000        Daiichi Pharmaceutical Co., Ltd.                     9,000,047
   948,000        Fujikura, Ltd.                                       6,298,855
   337,000        Fukuyama Transporting Co., Ltd.                      2,112,106
    53,000        Hirose Electric Co., Ltd.                            8,246,831
   707,000        Hitachi Cable, Ltd.                                  7,815,947
 1,322,000        Komatsu, Ltd.                                        9,294,680
 1,384,000        Kubota Corp.                                         5,021,818
   151,400        Meitec Corp.                                         5,992,932
 1,040,000        Mitsukoshi, Ltd.                                     4,606,758
   775,000        NGK Insulators, Ltd.                                 9,597,569
   333,000        Nippon Electric Glass Co., Ltd.                      7,689,082
   132,000        Nitto Denko Corp.                                    5,088,168
 1,006,000        OKI Electric Industry Co., Ltd.                      7,821,969
    83,000        Ono Pharmaceutical Co., Ltd.                         3,559,210
   574,000        Sapporo Breweries, Ltd.                              2,342,416
 1,599,000        Sumitomo Osaka Cement Co., Ltd.                      9,463,946
   373,000        The Bank of Fukuoka, Ltd.                            2,538,109
   718,000        The Bank of Yokohama, Ltd.                           3,214,269
   808,000        The Toyo Trust & Banking Co., Ltd.                   2,726,205
   172,000        Ushio, Inc.                                          4,733,425
   284,000        Yaskawa Electric Corp.                               3,391,245
                                                                     -----------
                  Total Japan                                        148,250,229
                                                                     -----------
                  MEXICO: 0.20%
   370,922   @    Corp Interamericana de Entretenmiento SA             1,450,386
                                                                     -----------
                  Total Mexico                                         1,450,386
                                                                     -----------
                  NETHERLANDS: 3.04%
   233,200   @    ASM Int'l NV                                         6,179,800
   207,100   @    BE Semiconductor Industries NV                       3,232,695
    42,600   @    Meta4 NV                                               351,797
   216,300        Unique Int'l NV                                      5,183,191
   164,600   @    VersaTel Telecom Int'l NV                            6,914,319
                                                                     -----------
                  Total Netherlands                                   21,861,802
                                                                     -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                 Value
------                                                             -------------

                  NORWAY: 2.89%
   453,400   @    Frontline, Ltd.                                  $  5,548,278
   196,400   @    Petroleum Geo-Services ASA                          3,353,254
   320,400        Schibsted ASA                                       5,937,137
   224,300        Tomra Systems ASA                                   5,947,002
                                                                   ------------
                  Total Norway                                       20,785,671
                                                                   ------------
                  SINGAPORE: 0.59%
   480,376        Datacraft Asia, Ltd.                                4,227,309
                                                                   ------------
                  Total Singapore                                     4,227,309
                                                                   ------------
                  SOUTH KOREA: 0.65%
   366,520        Hyundai Motor Co.                                   4,700,555
                                                                   ------------
                  Total South Korea                                   4,700,555
                                                                   ------------
                  SPAIN: 0.57%
   108,100        Acciona SA                                          4,117,802
                                                                   ------------
                  Total Spain                                         4,117,802
                                                                   ------------
                  SWEDEN: 3.06%
   817,500        Enea Data AB                                        5,561,224
   173,200   @    Modern Times Group AB                               8,247,619
   187,200        Nobel Biocare AB                                    4,138,776
    72,100   @    Ortivus AB                                            241,151
    72,400  @#    Pyrosequencing AB                                     837,279
   402,000   @    Telelogic AB                                        2,962,585
                                                                   ------------
                  Total Sweden                                       21,988,634
                                                                   ------------
                  SWITZERLAND: 6.21%
     1,000        Ascom Holding AG                                    3,218,292
    18,000        Gretag Imaging Group                                3,464,721
       569   @    Kudelski SA                                         7,157,408
     5,180        Logitech Int'l SA                                   3,686,618
     8,800        SEZ Holding AG                                      8,053,945
     3,900        Straumann Holding AG                                5,857,292
     3,120        Synthes-Stratec, Inc.                               1,422,963
     6,100        Tecan Group AG                                      5,837,124
    21,700        Unaxis Holding AG                                   5,892,908
                                                                   ------------
                  Total Switzerland                                  44,591,271
                                                                   ------------
                  TAIWAN: 0.52%
   147,271        Macronix Int'l ADR                                  3,764,620
                                                                   ------------
                  Total Taiwan                                        3,764,620
                                                                   ------------
                  UNITED KINGDOM: 11.53%
    63,500   @    ARM Holdings PLC ADR                                2,087,562
   302,500   @    ARM Holdings PLC                                    3,224,586
    40,700   @    Autonomy Corporation PLC                            4,924,700
   455,000   @    Baltimore Technologies PLC                          3,476,725
   923,800        Barratt Developments PLC                            3,655,252
   122,500   @    Capital Radio PLC                                   2,859,097
   594,700   @    Celltech Group PLC                                 11,490,964
 1,641,100        Cookson Group PLC                                   5,475,342
   189,400        Dialog Semiconductor, Ltd.                          9,945,110
   630,500   @    Eidos PLC                                           4,579,246
    24,600   @    Future Network PLC (The)                              292,195
   444,200        Hanson PLC                                          3,162,320
   305,900        Matalan PLC                                         2,383,715
   530,600        Pace Micro Technology PLC                           7,667,226
   415,500   @    Psion PLC                                           4,001,631
 1,015,500        Safeway PLC                                         3,948,941
   278,000        Smiths Industries PLC                               3,598,591
   922,600        Spirent PLC                                         6,037,640
                                                                   ------------
                  Total United Kingdom                               82,810,843
                                                                   ------------
                  UNITED STATES: 0.69%
   110,900   @    OpenTV Corp.                                        4,976,638
                                                                   ------------
                  Total United States                                 4,976,638
                                                                   ------------
                  Total Common Stocks (Cost $533,160,361)           632,330,662
                                                                   ------------
PREFERRED STOCKS: 1.79%
                  GERMANY: 1.79%
    26,000        Marschollek Lautenschlaeger                        12,895,133
                                                                   ------------
                  Total Preferred Stocks (Cost $10,731,362)          12,895,133
                                                                   ------------
RIGHTS: 0.00%
                  GERMANY: 0.00%
    25,900   @    Intertainment AG                                        1,484
                                                                   ------------
                  Total Rights (Cost $0)                                  1,484
                                                                   ------------
                  Total Long-Term Investments (Cost $543,891,723)   645,227,279
                                                                   ------------
Principal
Amount                                                                 Value
---------                                                          -------------
 SHORT-TERM INVESTMENTS: 9.32%

                  Repurchase Agreements: 9.32%
$66,960,000       State Street Repurchase Agreement, 6.200% due
                    07/03/00 (Collateralized by $53,100,000 U.S.
                    Treasury Bonds, 8.500% Due 02/15/20, Market
                    Value $68,299,875)                             $ 66,960,000
                                                                   ------------
                  Total Short-Term Investments
                    (Cost $66,960,000)                               66,960,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $610,851,723)*                99.13%     $712,187,279
                    Other Assets and Liabilities-Net     0.87%        6,231,781
                                                       ------      ------------
                    Net Assets                         100.00%     $718,419,060
                                                       ======      ============

@    Non-income producing security
ADR  American Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

* Cost for federal income tax purposes is $611,757,668. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $133,278,996
                  Gross Unrealized Depreciation                     (32,849,385)
                                                                   ------------
                  Net Unrealized Appreciation                      $100,429,611
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
SmallCap Growth
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Airlines                                                                 1.26%
Apparel                                                                  0.46
Auto Manufacturers                                                       0.66
Banks                                                                    1.98
Beverages                                                                1.06
Biotechnology                                                            0.43
Building Materials                                                       1.76
Chemicals                                                                1.17
Commercial Services                                                      1.65
Computers                                                                5.18
Diversified Financial Services                                           2.35
Electrical Components & Equipment                                        4.97
Electrics                                                                0.82
Electronics                                                              9.25
Engineering & Construction                                               2.51
Entertainment                                                            0.20
Environmental Control                                                    0.83
Food                                                                     1.33
Healthcare Products                                                      2.55
Machinery-Construction & Mining                                          1.29
Machinery-Diversified                                                    2.48
Media                                                                    6.80
Miscellaneous Manufacturing                                              2.51
Oil & Gas Producers                                                      2.99
Oil & Gas Services                                                       2.26
Pharmaceuticals                                                          4.31
Retail                                                                   3.98
Semiconductors                                                           8.75
Software                                                                 5.59
Telecommunications                                                       7.36
Transportation                                                           1.07
Short-Term Investments                                                   9.32
Other Assets and Liabilities, Net                                        0.87
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

The International SmallCap Growth Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

Settlement     Currency to      Currency to      Unrealized Appreciation/
   Date          Receive          Deliver             (Depreciation)
   ----          -------          -------             --------------
   7/3/00      $  189,824          199,185              $    (339)
                     (USD)            (EUR)
  7/31/00      $  515,855          545,994                 (5,405)
                     (USD)            (EUR)
  7/31/00      $  491,185          519,882                 (5,147)
                     (USD)            (EUR)
   7/3/00      $  526,613          347,512                   (209)
                     (USD)            (GBP)
   7/3/00         162,609      $   245,946                     98
                     (GBP)            (USD)
   7/5/00         279,690      $   418,835                 (4,363)
                     (GBP)            (USD)
   7/5/00       1,626,504      $ 2,462,202                  1,139
                     (GBP)            (USD)
   7/3/00      $  154,377       16,309,924                    662
                     (USD)            (JPY)
   7/5/00      $  165,903        1,745,298                  1,415
                     (USD)            (JPY)
                                                        ---------
                                                        $ (12,149)
                                                        =========

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                Value
------                                                             ------------

COMMON STOCKS: 93.97%
                  BRAZIL: 6.77%
    41,300        Companhia Brasileira de Distribuicao
                  Grupo Pao de Acucar ADR                          $  1,326,762
   199,600        Embratel Participacoes SA ADR                       4,715,550
    43,600        Globo Cabo SA ADR                                     604,950
    29,200        Tele Celular Sul Participacoes ADR                  1,321,300
   113,610        Tele Norte Leste Participacoes ADR                  2,684,028
    26,600        Telecomunicacoes Brasileiras SA ADR                 2,583,525
    47,500        Telesp Celular Participacoes SA ADR                 2,131,563
    65,100        Unibanco - Uniao de Bancos Brasilieros GDR          1,871,625
                                                                   ------------
                  Total Brazil                                       17,239,303
                                                                   ------------
                  CHINA: 1.87%
17,377,000   @    PetroChina Co., Ltd.                                3,611,153
 5,801,000        Yizheng Chemical Fibre Co.                          1,153,428
                                                                   ------------
                  Total China                                         4,764,581
                                                                   ------------
                  CZECH REPUBLIC: 1.40%
   115,800   @    Cesky Telecom AS GDR                                1,945,440
    36,480  @#    Ceske Radiokomunikace GDR                           1,623,360
                                                                   ------------
                  Total Czech Republic                                3,568,800
                                                                   ------------
                  EGYPT: 0.73%
    45,500   #    Al-Ahram Beverages Co. GDR                            786,272
    33,200   @    Mobinil-Eqyptian Mobile Services                    1,080,464
                                                                   ------------
                  Total Egypt                                         1,866,736
                                                                   ------------
                  HONG KONG: 5.20%
 1,043,400   @    China Mobile (Hong Kong), Ltd.                      9,201,943
    73,000   @    China Unicom ADR                                    1,551,250
 1,036,000        Giordano Int'l, Ltd.                                1,574,832
   936,000        Legend Holdings, Ltd.                                 906,523
                                                                   ------------
                  Total Hong Kong                                    13,234,548
                                                                   ------------
                  HUNGARY: 1.11%
    23,300        EGIS Rt.                                              974,842
    53,900        Matav Rt. ADR                                       1,856,181
                                                                   ------------
                  Total Hungary                                       2,831,023
                                                                   ------------
                  INDIA: 6.69%
    40,400        Himachal Futuristic Communications, Ltd.            1,284,747
    34,180   @    Infosys Technologies, Ltd.                          6,368,159
    54,900        NIIT, Ltd.                                          2,717,765
   485,000   @    Reliance Industries, Ltd.                           3,702,945
    44,300        Satyam Computer Services, Ltd.                      2,958,922
                                                                   ------------
                  Total India                                        17,032,538
                                                                   ------------
                  ISRAEL: 6.28%
   671,900        Bank Hapoalim, Ltd.                                 1,948,395
    24,100   @    Check Point Software Technologies, Ltd.             5,103,175
    16,300   @    Gilat Satellite Networks, Ltd.                      1,130,812
    25,200   @    M-Systems Flash Disk Pioneers, Ltd.                 1,962,450
    31,300   @    Orckit Communications, Ltd.                           942,913
    88,400        Teva Pharmaceutical ADR                             4,900,675
                                                                   ------------
                  Total Israel                                       15,988,420
                                                                   ------------
                  MALAYSIA: 3.87%
   502,000        AMMB Holdings Berhad                                1,677,737
   612,000        Malayan Banking Berhad                              2,480,211
 1,743,000        Tenaga Nasional Berhad                              5,687,684
                                                                   ------------
                  Total Malaysia                                      9,845,632
                                                                   ------------
                  MEXICO: 15.70%
   128,700        Coca-Cola Femsa SA ADR                              2,429,213
 1,494,430   @    Corp. Interamericana de Entretenmiento SA           5,843,546
    28,100        Fomento Economico Mexicano SA ADR de CV             1,210,056
 1,178,000   @    Grupo Financiero Banamex Accival SA de CV           4,953,199
   127,200        Grupo Radio Centro SA ADR de CV                     1,446,900
    44,700        Grupo Televisa SA GDR                               3,081,506
   234,931        Telefonos de Mexico SA ADR                         13,420,433
   325,000        TV Azteca SA de CV ADR                              4,285,938
   526,000        TV Azteca SA de CV                                    430,587
 1,212,000   @    Wal-Mart De Mexico SA de CV                         2,843,510
                                                                   ------------
                  Total Mexico                                       39,944,888
                                                                   ------------
                  POLAND: 0.96%
    21,200        Prokom Software SA                                  1,110,050
    25,500        Softbank SA GDR                                     1,323,353
                                                                   ------------
                  Total Poland                                        2,433,403
                                                                   ------------
                  RUSSIA: 2.56%
    26,000   @    Golden Telecom, Inc.                                  773,500
    68,700        Lukoil-Holding ADR                                  3,511,944
   157,800        Surgutneftegaz ADR                                  2,102,685
     6,000   @    Vimpelcom ADR                                         132,750
                                                                   ------------
                  Total Russia                                        6,520,879
                                                                   ------------
                  SINGAPORE: 4.43%
    37,600   @    Chartered Semiconductor Manufacturing, Ltd. ADR     3,384,000
   897,624        Datacraft Asia, Ltd.                                7,899,091
                                                                   ------------
                  Total Singapore                                    11,283,091
                                                                   ------------
                  SOUTH AFRICA: 2.78%
   376,565        Dimension Data Holdings, Ltd.                       3,113,530
    75,500        Impala Platinum Holdings, Ltd.                      2,806,352
   240,300        M-Cell, Ltd.                                        1,163,427
                                                                   ------------
                  Total South Africa                                  7,083,309
                                                                   ------------
                  SOUTH KOREA: 16.51%
   249,720        Korea Electric Power Corp.                          7,748,985
    58,780        Korea Telecom Corp.                                 5,176,741
    23,610   @    Korea Telecom Freetel                               1,573,259
   123,000        Pohang Iron & Steel Co. ADR                         2,952,000
    52,981        Samsung Electronics                                17,533,229
    21,450        SK Telecom Co., Ltd.                                7,021,591
                                                                   ------------
                  Total South Korea                                  42,005,805
                                                                   ------------
                  TAIWAN: 11.55%
   435,600        Hon Hai Precision Industry                          3,941,312
       764        Macronix Int'l ADR                                     19,517
   896,090   @    Macronix Int'l                                      2,245,693
   672,600   @    Systex Corp.                                        2,364,225
 2,138,120        Taiwan Semiconductor Manufacturing Co.             10,159,985
  3,313,600       United Microelectronics Corp., Ltd.                 9,220,922
    70,000   @    Via Technologies, Inc.                              1,082,181
    11,946  @#    Winbond Electronics Corp. GDR                         345,204
                                                                   ------------
                  Total Taiwan                                       29,379,039
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------

                  TURKEY: 4.01%
 2,737,200        Arcelik AS                                       $  1,345,625
12,776,820   @    Dogan Yayin Holding AS                              2,162,369
13,022,170        Hurriyet Gazetecilik ve Matbaaccilik AS             1,259,367
 7,472,500        Tofas Turk Otomobil Fabrikasi AS                    1,294,768
22,872,269        Turkiye Garanti Bankasi AS                          2,764,956
   455,400   @    Vestel Elektronik Sanayi ve Ticaret AS              1,376,297
                                                                   ------------
                  Total Turkey                                       10,203,382
                                                                   ------------
                  UNITED STATES: 1.55%
    17,100   @    Amdocs, Ltd.                                        1,312,425
                                                                   ------------
   171,600   @    Tricom SA ADR                                       2,627,625
                  Total United States                                 3,940,050
                                                                   ------------
                  Total Common Stocks (Cost $203,519,435)           239,165,427
                                                                   ------------

PREFERRED STOCKS: 4.95%
                  BRAZIL: 4.95%
   250,663        Banco Bradesco SA                                   2,182,097
    50,700        Companhia Vale do Rio Doce                          1,430,901
    62,599        Electropaulo Metropolitana                          4,408,125
   151,074        Petroleo Brasileiro SA                              4,565,308
                                                                   ------------
                  Total Brazil                                       12,586,431
                                                                   ------------
                  Total Preferred Stocks (Cost $8,295,911)           12,586,431
                                                                   ------------
                  Total Long-Term Investments (Cost $211,815,346)   251,751,858
                                                                   ------------

Principal
Amount                                                                Value
---------                                                          ------------

SHORT-TERM INVESTMENTS: 0.48%

                  Repurchase Agreements: 0.48%
$1,218,000        State Street Repurchase Agreement, 6.20% due
                    07/03/00 (Collateralized by $1,120,000 U.S.
                    Treasury Bonds, 8.50% Due 05/15/16, Market
                    Value $1,247,400)                              $  1,218,000
                                                                   ------------
                  Total Short-Term Investments (Cost $1,218,000)      1,218,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $ 213,033,346)*               99.40%     $252,969,858
                  Other Assets and Liabilities-Net       0.60%        1,524,101
                                                       ------      ------------
                  Net Assets                           100.00%     $254,493,959
                                                       ======      ============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR  American Depository Receipt
GDR  Global Depository Receipt

* Cost for federal income tax purposes is $214,075,987. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 48,878,486
                  Gross Unrealized Depreciation                      (9,984,615)
                                                                   ------------
                  Net Unrealized Appreciation                      $ 38,893,871
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging
Countries
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Appliances                                                               0.53%
Auto Manufacturers                                                       0.51
Banks                                                                    5.08
Beverages                                                                1.26
Cellular Telecom                                                         5.91
Chemicals                                                                1.91
Computers                                                                5.28
Diversified Financial Service                                            1.95
Electric                                                                 7.01
Electrical Components & Equipment                                        6.89
Electronics                                                              1.55
Entertainment                                                            2.30
Food                                                                     0.52
Holding Companies-Diversified                                            0.47
Home Furnishings                                                         0.54
Iron/Steel                                                               1.16
Media                                                                    5.21
Mining                                                                   1.66
Oil & Gas Producers                                                      5.42
Pharmaceuticals                                                          2.31
Retail                                                                   1.74
Semiconductors                                                          10.40
Software                                                                 5.69
Telecommunication Equipment                                              3.98
Telecommunication Services                                               8.64
Telecommunications                                                       0.44
Telephone-Integrated                                                     7.66
Telephone-Local                                                          1.05
Telephone-Long Distance                                                  1.85
Short-Term Investments                                                   0.48
Other Assets and Liabilities, Net                                        0.60
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

The Emerging Countries Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

Settlement     Currency to      Currency to      Unrealized Appreciation/
   Date          Receive          Deliver             (Depreciation)
   ----          -------          -------             --------------
  7/3/00        $1,298,806       10,125,230               $ (50)
                      (USD)            (HKD)

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------

COMMON STOCKS: 98.66%
                  CHINA: 1.00%
   400,000        Great Wall Technology Co.                        $    277,083
                                                                   ------------
                  Total China                                           277,083
                                                                   ------------
                  HONG KONG: 31.30%
   100,000        ASM Pacific Technology                                374,575
   150,000        Bank of East Asia Hkd                                 350,202
   420,000        Cable & Wireless Hong Kong Telecom, Ltd.              923,995
   120,000        Cheung Kong Holdings                                1,327,689
 2,500,000        China National Aviation                               455,391
   150,000   @    China Telecom                                       1,322,878
   140,000        Citic Pacific, Ltd.                                   732,730
    70,000        Dao Heng Bank Group                                   309,794
    95,700        Hutchison Whampoa                                   1,203,079
   750,000        JCG Holdings, Ltd.                                    375,216
   750,000        NG Fung Hong, Ltd.                                    401,674
   250,000   @    Pacific Century Cyberworks, Ltd.                      493,875
    60,000        Television Broadcasts, Ltd.                           400,231
                                                                   ------------
                  Total Hong Kong                                     8,671,329
                                                                   ------------
                  INDONESIA: 0.77%
   781,428        Matahari Putra Prima                                   66,961
    90,000        PT Gudang Garam                                       145,501
                                                                   ------------
                  Total Indonesia                                       212,462
                                                                   ------------
                  MALAYSIA: 5.69%
    80,000        Genting Berhad                                        294,737
    85,000        Malayan Bank Berhad                                   344,473
   103,000        Resorts World Berhad                                  281,895
    90,000        Telekom Malaysia Berhad                               310,263
   106,000        Tenaga Nasional Berhad                                345,895
                                                                   ------------
                  Total Malaysia                                      1,577,263
                                                                   ------------
                  PHILIPPINES: 0.26%
    40,000        Bank of Philippine Islands                             72,139
                                                                   ------------
                  Total Philippines                                      72,139
                                                                   ------------
                  SINGAPORE: 12.08%
    33,000   @    Chartered Semiconductor                               288,535
   100,035        DBS Group Holdings, Ltd.                            1,285,916
    52,000   @    Pacific Century Regoinal Developments, Ltd.           710,596
    60,000        Singapore Airlines, Ltd.                              594,094
   200,000        Singapore Telecommunication                           292,994
    68,000   @    ST Assembly Test Service                              174,823
                                                                   ------------
                  Total Singapore                                     3,346,958
                                                                   ------------
                  SOUTH KOREA: 20.17%
    25,000        H&CB                                                  585,189
    15,000   @    Hyundai Electronics                                   295,957
    25,000        Korea Electric Power                                  775,767
    20,000        Korea Telecom Corp.                                   967,500
     3,000        Pohang Iron & Steel                                   254,524
     7,200        Samsung Electronics Co.                             2,382,727
     1,000        SK Telecom Co., Ltd.                                  327,347
                                                                   ------------
                  Total South Korea                                   5,589,011
                                                                   ------------
                  TAIWAN: 25.03%
    58,934        Acer Inc. GDR                                         552,506
    85,490        Asustek Computer, Inc. GDR                            784,367
    21,415        China Steel Corp. GDR                                 291,779
    25,360   @    Far Eastern Textile GDR                               318,268
    30,890   @    Hon Hai Precision Industry Co., Ltd. GDR              772,250
    30,327        Ritek Corp. GDR                                       241,100
    53,100   @    Siliconware Precision ADR                             491,175
    22,390        Synnex Technolgoy                                     481,385
    61,478   @    Taiwan Semiconductor ADR                            2,382,288
    21,550   @    Winbond Electronic Corp GDR                           619,563
                                                                   ------------
                  Total Taiwan                                        6,934,681
                                                                   ------------
                  THAILAND: 2.35%
    27,500   @    Advanced Information Services                         342,565
     7,500   @    Siam Cement Public Co.                                140,906
   200,000   @    Thai Farmers Bank                                     168,475
                                                                   ------------
                  Total Thailand                                        651,946
                                                                   ------------
                  Total Common Stocks (Cost $24,195,851)             27,332,872
                                                                   ------------
 PREFERRED STOCK: 0.76%
                  THAILAND: 0.76%
   410,000        Siam Commercial Bank                                  209,317
                                                                   ------------
                  Total Thailand                                        209,317
                                                                   ------------
                  Total Preferred Stocks (Cost $332,368)                209,317
                                                                   ------------

Number of
 Warrants                                                             Value
----------                                                         ------------
  WARRANTS: 0.12%
                  THAILAND: 0.12%
  274,000    @    Siam Commercial Bank                             $     32,174
                                                                   ------------
                  Total Warrants (Cost $0)                               32,174
                                                                   ------------
                  Total Investments in Securities
                  (Cost $24,528,219)*                    99.54%    $ 27,574,363
                  Other Assets and Liabilities-Net        0.46%         128,017
                                                        ------     ------------
                  Net Assets                            100.00%    $ 27,702,380
                                                        ======     ============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt

* Cost for federal income tax purposes is $24,898,181. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $  4,358,985
                  Gross Unrealized Depreciation                      (1,682,803)
                                                                   ------------
                  Net Unrealized Appreciation                      $  2,676,182
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Asia-Pacific
Equity
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Airlines                                                                 2.15%
Apparel                                                                  1.15
Banks                                                                   11.79
Building Materials                                                       0.51
Computers                                                                4.73
Diversified Financial Services                                           2.80
Electric                                                                13.34
Electronics                                                              2.83
Food                                                                     1.78
Hand/Machine Tools                                                       1.35
Holding Companies-Diversified                                            8.06
Iron/Steel                                                               5.30
Leisure Time                                                             2.08
Media                                                                    1.45
Real Estate                                                              6.76
Retail                                                                   1.45
Semiconductors                                                          15.64
Software                                                                 3.44
Telecommunications                                                      10.82
Tobacco                                                                  2.11
Other Assets and Liabilities, Net                                        0.46
                                                                       ------
NET ASSETS                                                             100.00%
                                                                       ======

The Asia Pacific Fund had the following outstanding forward foreign currency exchange contracts as of June 30, 2000:

Settlement     Currency to        Currency to        Unrealized Appreciation/
   Date          Receive            Deliver               (Depreciation)
   ----          -------            -------               --------------
  7/5/00        $ 11,967                 104,953,345         $    (24)
                    (USD)    Indonesian Rupiah (IDR)
  7/6/00        $ 47,513                 416,724,314              (99)
                    (USD)    Indonesian Rupiah (IDR)
  7/3/00        $203,530                     353,735           (1,296)
                    (USD)     Singapore Dollar (SGD)
                                                             --------
                                                             $ (1,419)
                                                             ========

                 See Accompanying Notes to Financial Statements

Pilgrim
Government
Securities Income
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

Principal                                                             Market
Amount                        Rate            Maturity                Value
------                        ----            --------             ------------

U.S. GOVERNMENT SECURITIES: 94.55%
                  Federal Home Loan Mortgage Corporation: 37.52%

$ 19,983,920      FHLMC      6.500%             2016-              $ 19,184,255
                                                2019
   5,824,121      FHLMC      7.000%             2014-                 5,687,559
                                                2029
   3,000,000      FHLMC      7.375%             2003                  3,028,710
  10,354,045      FHLMC      7.500%             2014-                10,281,068
                                                2030

   3,443,717      FHLMC      8.000%             2030                  3,463,071
     133,372      FHLMC      8.500%             2017                    135,539
     164,797      FHLMC      9.000%             2006-                   168,625
                                                2021

     502,705      FHLMC      9.500%             2005-                   520,915
                                                2014
      59,686      FHLMC      9.905%             2020                     62,677
                                                                   ------------
                                                                     42,532,419
                                                                   ------------

                  Federal National Mortgage Association: 34.98%
$  3,595,896      FNMA       6.000%             2014                  3,397,007
   3,952,656      FNMA       6.160%             2006                  3,748,229
   3,698,976      FNMA       6.350%             2004                  3,600,144
  17,253,256      FNMA       6.500%             2014-                16,395,822
                                                2028
   2,087,149      FNMA       7.500%             2028                  2,059,118
     236,339      FNMA       8.000%             2023                    239,244
   5,023,507      FNMA       8.500%             2009-                 5,096,030
                                                2021
   2,997,329      FNMA       9.000%             2007-                 3,041,829
                                                2017
     280,301      FNMA       9.250%             2009-                   290,369
                                                2016
      94,025      FNMA       9.750%             2008                     97,193
     575,158      FNMA      10.000%             2017-                   605,788
                                                2020

     271,728      FNMA      11.000%             2017                    282,979
     398,536      FNMA      11.500%             2019                    435,899
      35,015      FNMA      12.000%             2007                     36,541
      69,535      FNMA      12.500%             2017                     74,218
     236,781      FNMA      13.500%             2017                    260,914
                                                                   ------------
                                                                     39,661,324
                                                                   ------------
                  Government National Mortgage Association: 20.31%

  10,925,175      GNMA       6.500%             2026-              $ 10,343,989
                                                2029
   3,823,531      GNMA       7.000%             2016-                 3,731,252
                                                2026
   7,275,843      GNMA       7.500%             2023-                 7,229,249
                                                2028
     658,520      GNMA       8.000%             2023-                   667,004
                                                2024
     599,988      GNMA       9.000%             2013-                   626,025
                                                2022
     347,097      GNMA       9.250%             2016-                   360,991
                                                2021
      56,495      GNMA      13.000%             2014                     63,588
                                                                   ------------
                                                                     23,022,098
                                                                   ------------
                  Total U.S. Government Securities
                  (Cost $106,969,038)                               105,215,841
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS:
                  Mortgage -- Commercial: 1.74%
   1,985,494      Small Business Investment
                  Cos., 8.017%, due
                  02/10/10                                         $  1,970,913
                                                                   ------------
                  Total CMO's (Cost $1,985,494)                       1,970,913
                                                                   ------------
                  Total Long-Term Investments (Cost $108,954,532)   107,186,754
                                                                   ------------

Principal
Amount                                                                Value
-------------                                                      ------------
SHORT-TERM INVESTMENTS: 4.11%

              Repurchase Agreement: 4.11%
$4,658,000    State Street Bank & Trust 6.200% due 07/03/00
                (Collateralized by $4,695,000 U.S. Treasury
                Notes, 5.500% Due 07/31/01 Market Value
                $4,753,688)                                        $  4,658,000
                                                                   ------------
              Total Short-Term Investments (Cost $4,658,000)          4,658,000
                                                                   ------------
              Total Investments in Securities
                (Cost $ 113,612,532)*                  98.66%      $111,844,754
              Other Assets and Liabilities-Net          1.34%         1,520,378
                                                      ------       ------------
              Net Assets                              100.00%      $113,365,132
                                                      ======       ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    204,097
                  Gross Unrealized Depreciation                      (1,971,875)
                                                                   ------------
                  Net Unrealized Depreciation                      $ (1,767,778)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                      Market
Principal                                                             Value
----------                                                         ------------

CORPORATE BONDS: 36.93%
                  Banks: 3.02%
$  200,000        Wachovia Corp., 6.605%, due 10/01/25             $    195,400
   155,000  @@    Banco Santander-Chile, 6.500%, due 11/01/05           148,105
                                                                   ------------
                                                                        343,505
                                                                   ------------
                  Broadcasting, Radio & Television: 1.11%
   220,000   +    CD Radio, Inc., 0/15.000% due 12/01/2007              126,500
                                                                   ------------
                  Cable And DBS: 5.00%
 1,000,000   +    Charter Communications Holdings, 0/11.750%,
                  due 01/15/10                                          568,750
                                                                   ------------
                  Communications - Internet: 4.23%
   250,000        Exodus Communications, 11.625%, due 7/15/10           250,625
   250,000   #    Psinet Inc., 11.000%, due 8/01/09                     231,250
                                                                   ------------
                                                                        481,875
                                                                   ------------
                  Communications - Wireless: 4.10%
   375,000   +    Crown Castle Int'l Corp. 0/11.250%, due 8/01/11       234,375
   500,000   +    Winstar Communications Inc., 0/14.750%,
                  due 04/15/10                                          232,500
                                                                   ------------
                                                                        466,875
                                                                   ------------
                  Communications - Wireline: 10.14%
   500,000   +    Pinnacle Holdings, Inc., 0/10.000%, due 03/15/08      345,000
   500,000   +    ICG Services, Inc., 0/10.000%, due 02/15/2008         260,000
   250,000   #    Globenet Communications Group, Ltd., 13.000%,
                  due 07/15/07                                          252,188
   450,000  #+    United Pan-Europe Communications, 0/12.500%,
                  due 08/01/09                                          226,125
   100,000        Global Telesystems Group, Inc., 9.875%,
                  due 02/15/05                                           71,000
                                                                   ------------
                                                                      1,154,313
                                                                   ------------
                  Financial - Other Services: 0.46%
    60,000   #    Cerro Negro Finance, Ltd., 7.330%, due 12/01/09        51,937
                                                                   ------------
                  Retail - Discount: 2.58%
   300,000        Wal-Mart Stores, 6.875%, due 08/10/09                 293,358
                                                                   ------------
                  Semiconductor/Electronic Components: 1.69%
   200,000        Motorola, Inc., 6.500%, due 09/01/25                  192,849
                                                                   ------------
                  Telecom Services: 1.55%
   200,000        Lucent Technologies, 6.450%, due 03/15/29             176,642
                                                                   ------------
                  Transportation (Air, Bus, Rail): 2.10%
$ 250,000         Atlas Air, Inc., 9.250%, due 04/15/08                 238,750
                                                                   ------------
                  Utilities: 0.95%
   100,000   #    East Coast Power LLC, 7.536%, due 06/30/17             89,500
    20,000        Enersis S.A., 6.600%, due 12/01/26                     19,020
                                                                   ------------
                                                                        108,520
                                                                   ------------
                  Total Corporate Bonds (Cost $4,405,371)             4,203,874
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 24.23%
   900,000        U.S. Treasury Bond, 6.000%, due 08/15/04              891,558
   400,000        U.S. Treasury Bond, 6.000%, due 08/15/09              396,812
   800,000        U.S. Treasury Note, 6.125%, due 08/15/29              808,000
   600,000        U.S. Treasury Note, 7.250%, due 05/15/16              661,314
                                                                   ------------
                                                                      2,757,684
                                                                   ------------
                  Total U.S. Treasury Obligations
                  (Cost $2,728,924)                                   2,757,684
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.49%
                  Federal Home Loan Mortgage Corporation: 6.98%
   184,617        5.500%, due 1/1/14                                    171,635
    95,821        5.500%, due 2/1/14                                     89,083
   471,883        7.000%, due 6/1/29                                    456,986
    15,614        9.000%, due 6/1/06                                     16,234
    40,848        9.500%, due 11/1/05                                    42,750
    16,417        10.000%, due 10/1/03                                   17,212
                                                                   ------------
                                                                        793,900
                                                                   ------------
                  Federal National Mortgage Association: 12.47%
    87,931        6.500%, due 2/1/09                                     85,183
   750,000        7.125%, due 2/15/05                                   750,375
   500,000        7.250%, due 1/15/10                                   503,700
    20,974        9.500%, due 5/1/07                                     21,950
    18,460        9.500%, due 6/1/05                                     19,320
    18,018        9.500%, due 7/1/06                                     18,857
    18,399        10.000%, due 10/1/05                                   19,870
                                                                   ------------
                                                                      1,418,755
                                                                   ------------
                  Government National Mortgage Association: 0.04%
     3,606        8.500%, due 2/15/21                                     3,729
       678        11.500%, due 7/15/13                                      752
       422        11.500%, due 2/15/13                                      438
                                                                   ------------
                                                                          4,919
                                                                   ------------
                  Total U.S. Government Agency Obligations
                  (Cost $2,244,844)                                   2,217,574
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 7.68%
                  Mortgage -- Commercial: 4.25%
   288,304        GMCC 1999 C-3 A1A 6.974%, due 5/15/08                 283,790
   210,000        Allied Capital Commercial Mortgage, 1998 1 C,
                  6.710%, due 12/25/04                                  199,974
                                                                   ------------
                                                                        483,764
                                                                   ------------
                  Mortgage -- Residential: 3.43%
   300,000        Emergent Home Equity Loan Trust 7.080%,
                  due 12/15/28                                          292,477
   100,000        Saxon Asset Securities Trust 1999 1 AF3,
                  6.170%, due 08/25/21                                   97,399
                                                                   ------------
                                                                        389,876
                                                                   ------------
                  Total CMO's and Asset Backed Securities
                  (Cost $885,971)                                       873,640
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Strategic
Income
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------

PREFERRED STOCK: 2.48%
                  Communications -- Internet: 2.48%
     2,853   @    Nextlink Communications 13.500%, due 06/01/10    $    282,150
                                                                   ------------
                  Total Preferred Stock (Cost $240,842)                 282,150
                                                                   ------------
MUTUAL FUNDS: 5.03%
                  Investment Companies: 5.03%
    64,500  ++    Pilgrim Prime Rate Trust                         $    572,438
                                                                   ------------
                  Total Mutual Funds (Cost $610,654)                    572,438
                                                                   ------------
                  Total Long-Term Investments:
                  (Cost $11,116,606)                                 10,907,360
                                                                   ------------

Principal
Amount                                                                Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 2.54%

                  Repurchase Agreements: 2.54%
$  289,000        State Street Repurchase Agreement, 6.200% Due
                    07/03/00 (Collateralized by $205,000 U.S.
                    Treasury Notes, 12.500% Due 08/15/14, Market
                    Value $300,325)                                $    289,000
                                                                   ------------
                  Total Short-Term Investments (Cost $289,000)          289,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $ 11,405,606)*                 98.38%    $ 11,196,360
                  Other Assets and Liabilities-Net        1.62%         183,824
                                                        ------     ------------
                  Net Assets                            100.00%    $ 11,380,184
                                                        ======     ============

----------
++   Related party.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer

* Cost for federal income tax purposes is $11,419,727. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $    114,810
                  Gross Unrealized Depreciation                        (338,177)
                                                                   ------------
                  Net Unrealized Depreciation                      $  (223,367)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                      Market
Principal                                                             Value
----------                                                         ------------

CORPORATE BONDS: 92.92%
                  Automotive: 2.94%
$5,000,000        Holly Performance, 12.250%, due 09/15/07         $  3,800,000
 7,000,000        JH Heafner Co., 10.000%, due 05/15/08               5,145,000
                                                                   ------------
                                                                      8,945,000
                                                                   ------------
                  Broadcasting: 0.61%
 2,000,000        CD Radio, Inc., 14.500%, due 05/15/09               1,850,000
                                                                   ------------
                  Business Services: 3.91%
 6,250,000        Allied Waste North America, 10.000%,
                  due 08/01/09                                        5,250,000
 6,000,000        Primark Corp., 9.250%, due 12/15/08                 6,630,000
                                                                   ------------
                                                                     11,880,000
                                                                   ------------
                  Cable & DBS: 8.54%
 4,000,000        Charter Communications Holdings, 8.625%,
                  due 04/01/09                                        3,535,000
 6,000,000        Coaxial Communications, 10.000%, due08/15/06        5,715,000
 2,000,000        Echostar DBS Corp., 9.375%, due 02/01/09            1,930,000
 5,000,000        Pegasus Communications Corp., 9.750%,
                  due 12/01/06                                        4,837,500
 6,000,000  @@    Star Choice Communications, 13.000%,
                  due 12/15/05                                        6,187,500
 4,250,000   #    Xm Satellite Radio Inc., 14.000%, 03/15/10          3,761,250
                                                                   ------------
                                                                     25,966,250
                                                                   ------------
                  Communications -- Internet: 7.55%
$3,000,000   #    Colo.com, 13.875%, due 03/15/10                     3,240,000
 3,000,000   #    Exodus Communications, 11.250%, due 07/01/08        3,022,500
 3,000,000        Exodus Communications, 11.625%, due 07/15/10        2,985,000
 4,000,000        Globix Corp., 12.500%, due 02/01/10                 3,300,000
 7,000,000        Northpoint Communications Group, Inc.,
                  12.875%, due 02/15/09                               5,075,000
 2,500,000        PSI, Inc., 11.000%, due 08/01/09                    2,325,000
 4,250,000        Rhythms Netconnection, 12.750%, due 04/15/09        3,017,500
                                                                   ------------
                                                                     22,965,000
                                                                   ------------
                  Communications -- Wireless: 1.89%
 6,000,000        Nextel Communications, 9.375%, due 11/15/09         5,760,000
                                                                   ------------
                  Communications -- Wireline: 22.05%
$5,000,000 @@#    Flag Telecom Holding, Ltd., 11.625%,
                  due 03/30/10                                        4,875,000
 7,000,000  @@    Global Crossing Holding, Ltd., 9.500%,
                  due 11/15/09                                        6,790,000
 8,000,000  @@    Globenet Communications Group, Ltd., 13.000%,
                  due 07/15/07                                        8,110,000
 7,000,000        Hyperion Telecom, 12.000%, due 11/01/07             6,615,000
 7,000,000        Level 3 Communications, 9.125%, due 05/01/08        6,317,500
 7,000,000   #    Madison River, 13.250%, due 03/01/10                6,335,000
 7,000,000        Metromedia Fiber Network, 10.000%, due 11/15/08     6,930,000
 6,000,000   #    MGC Communications, Inc., 13.000%, due 04/01/10     5,670,000
 6,000,000        Nextlink Communications, 10.750%, due 11/15/08      5,940,000
 5,790,000        Northeast Optic Network, 12.750%, due 08/15/08      5,558,400
 4,000,000        Williams Communication Group, Inc., 10.875%,
                  due 10/01/08                                        3,930,000
                                                                   ------------
                                                                     67,070,900
                                                                   ------------
                  Consumer Product: 2.74%
 4,000,000        Bell Sports, Inc., 11.000%, due 08/15/08            4,000,000
 6,000,000        Drypers Corp., 10.250%, due 06/15/07                3,900,000
 4,000,000        Styling Technology Corp., 10.875%, due 07/01/08       420,000
                                                                   ------------
                                                                      8,320,000
                                                                   ------------
                  Containers, Packaging, Glass: 1.51%
 7,000,000        Russell - Stanley, 10.875%, due 02/15/09            4,585,000
                                                                   ------------
                  Electronics: 1.09%
 6,000,000        Merisel, Inc., 12.500%, due 12/31/04                3,330,000
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                      Market
Principal                                                             Value
----------                                                         ------------

                  Entertainment & Leisure: 5.35%
$5,000,000        Epic Resorts, LLC/Cap.,13.000%, due 6/15/05      $  2,275,000
 5,000,000        Hollywood Entertainment, 10.625%, due 08/15/04      4,312,500
 5,000,000  @@    Intrawest Corp., 10.500%, due 02/01/10              5,125,000
 5,000,000        Bally Total Fitness Holdings, 9.875%,
                  due 10/15/07                                        4,550,000
                                                                   ------------
                                                                     16,262,500
                                                                   ------------
                  Equipment Rental: 1.60%
 5,000,000        Penhall Int'l, 12.000%, due 08/01/06                4,875,000
                                                                   ------------
                  Finance, Insurance, Banking: 1.55%
 5,000,000        MFN Financial Corp., 10.000%, due 03/23/01          4,725,000
                                                                   ------------
                  Food, Beverage, Tobacco: 3.41%
 3,000,000        Imperial Holly Corp., 9.750%, due 12/15/07            510,000
 5,000,000        Luigino's, Inc., 10.000%, due 02/01/06              4,025,000
 7,000,000        Packaged Ice, Inc., 9.750%, due 02/01/05            5,845,000
                                                                   ------------
                                                                     10,380,000
                                                                   ------------
                  Gaming & Lottery: 1.49%
 2,500,000   #    Park Place Entertainment, 9.375%, due 02/15/07      2,512,500
 2,000,000   #    Station Casinos, 9.875%, due 07/01/10               2,015,000
                                                                   ------------
                                                                      4,527,500
                                                                   ------------
                  Health Care: 0.68%
 5,650,000        Global Health Sciences, 11.000%, due 05/01/08       2,076,375
                                                                   ------------
                  Homebuilding, Building Materials: 3.27%
 5,000,000   #    Dayton Superior Corp., 13.000%, due 06/15/09        4,950,000
 6,000,000        Juno Lighting, Inc., 11.875%, due 07/01/09          5,010,000
                                                                   ------------
                                                                      9,960,000
                                                                   ------------
                  Machinery: 0.75%
$4,000,000        Aqua Chem, Inc., 11.250%, due 07/01/08              2,270,000
                                                                   ------------
                  Manufacturing: 1.41%
 5,000,000        Transportation Manufacturing Operations,
                  11.250%, due 05/01/09                               4,281,250
                                                                   ------------
                  Restaurants: 0.49%
 3,000,000        Avado Brands, Inc., 11.750%, due 06/15/09           1,500,000
                                                                   ------------
                  Retail: 10.81%
 6,000,000        Advance Stores Co., 10.250%, due 04/15/08           4,980,000
 5,000,000        Ames Department Stores, 10.000%, due 04/15/06       3,050,000
 6,000,000        Big 5 Corp., 10.875%, due 11/15/07                  5,542,500
 8,000,000        CSK Auto, Inc., 11.000%, due 11/01/06               7,160,000
 3,000,000        Jo-Ann Stores, 10.375%, due 05/01/07                2,700,000
 4,088,000        Tuesday Morning, 11.000%, due 12/15/07              4,077,780
 6,000,000        Sonic Automotive, Inc., 11.000%, due 08/01/08       5,355,000
                                                                   ------------
                                                                     32,865,280
                                                                   ------------
                  Steel: 0.24%
   500,000        GS Technologies, 12.000%, due 09/01/04                178,125
 1,500,000        GS Technologies, 12.250%, due 10/01/05                534,375
                                                                   ------------
                                                                        712,500
                                                                   ------------
                  Textile and Apparel: 1.48%
 5,000,000        Norton McNaughton, Inc., 12.500%, due 06/01/05      4,500,000
                                                                   ------------
                  Transportation (Air, Bus, Rail): 7.56%
$7,000,000        Amtran, Inc., 10.500%, due 08/01/04                 6,492,500
 5,000,000        Atlas Air, Inc., 9.250%, due 04/15/08               4,775,000
 4,000,000        Budget Group, Inc., 9.125%, due 04/01/06            2,580,000
 6,000,000        Railworks Corp., 11.500%, due 04/15/09              5,670,000
 5,000,000        Worldwide Flight Service, 12.25%, due 08/15/07      3,475,000
                                                                   ------------
                                                                     22,992,500
                                                                   ------------
                  Total Corporate Bonds (Cost $326,385,636)         282,600,055
                                                                   ------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------
COMMON STOCK: 1.01%
    48,250        Cable & DBS: 0.25%
                  Canadian Satellite Communications                     766,131
                                                                   ------------
    77,440        Communications -- Internet: 0.75%
                  Globix Corp.                                        2,269,960
                                                                   ------------
       600        Communications -- Wireline: 0.01%
                  MGC Communications, Inc.                               35,963
                                                                   ------------
                  Total Common Stock (Cost $404,369)                  3,072,054
                                                                   ------------

Number of                                                             Market
Warrants                                                              Value
----------                                                         ------------

WARRANTS: 0.00%
                  Entertainment & Leisure: 0.00%
     5,000   @    Epic Resorts                                               50
                                                                   ------------
                  Transportation (Air, Bus, Rail): 0.00%
     5,000   @    Worldwide Flight                                           50
                                                                   ------------
                  Total Warrants (Cost $20)                                 100
                                                                   ------------
                  Total Long -- Term Investments
                  (Cost $326,790,025)                               285,672,209
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
----------                                                         ------------

SHORT-TERM INVESTMENTS: 4.40%

                  Commercial Paper: 4.40%
$13,402,935       General Electric, 6.800%, due 07/03/00           $ 13,402,935
                  Total Short-Term Investments
                  (Cost $13,402,935)                                 13,402,935
                                                                   ------------
                  Total Investments in Securities
                  (Cost $ 340,192,960)*                 98.33%     $299,075,144

                  Securities Sold Short Globix
                  Corp., (4000 Shares)                  (0.04)%        (117,250)

                  Other Assets and Liabilities-Net       1.71%        5,189,782
                                                       ------      ------------
                  Net Assets                           100.00%     $304,147,676
                                                       ======      ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer

* Cost for federal income tax purposes is $340,795,460. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  4,179,924
                  Gross Unrealized Depreciation                     (45,900,240)
                                                                   ------------
                  Net Unrealized Depreciation                      $(41,720,316)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

Principal                                                             Market
Amount                                                                 Value
----------                                                         ------------

CORPORATE BONDS: 85.20%
                  Broadcasting, Radio, and Television: 5.36%
5,240,000    +    CD Radio, Inc., 15.000%, due 12/01/07            $  3,013,000
2,900,000         Capstar Broadcasting Partners, 9.250%,
                  due 07/01/07                                        2,972,500
1,000,000         Chancellor Media Corp., 8.125%, due 12/15/07        1,011,250
2,800,000         Sinclair Broadcasting Group, Inc., 8.750%,
                  due 12/15/07                                        2,478,000
1,250,000         Sinclair Broadcasting Group, Inc., 10.000%,
                  due 09/30/05                                        1,200,000
                                                                   ------------
                                                                     10,674,750
                                                                   ------------
                  Business Services: 1.90%
4,500,000         Allied Waste North America, Inc., 10.000%,
                  08/01/09                                            3,780,000
                                                                   ------------
                  Cable & DBS: 11.23%
3,000,000    +    Charter Communications Holdings, 0/9.920%%,
                  due 04/01/11                                        1,710,000
8,000,000    +    Charter Communications Holdings, 0/11.750%,
                  due 01/15/10                                        4,590,000
4,500,000         Echostar DBS Corp., 9.250%, due 02/01/06            4,398,750
5,500,000    +    NTL, Inc., 0/9.750%, due 04/01/08                   3,451,250
1,110,000         Pegasus Communications Corp., 9.625%,
                  due 10/15/05                                        1,076,700
1,000,000   @@    Star Choice Communications, 13.000%,
                  due 12/15/05                                        1,031,250
1,340,000         United Int'l Holdings, Inc., 10.750%,
                  due 02/15/08                                          944,700
2,600,000  @@+    United Pan Europe Communications, 0/12.500%,
                  due 08/01/09                                        1,319,500
2,500,000   @@    United Pan Europe Communications, 13.750%,
                  due 02/01/10                                        1,187,500
3,000,000    #    XM Satellite Radio, Inc., 14.000%, due 03/15/10     2,655,000
                                                                   ------------
                                                                     22,364,650
                                                                   ------------
                  Communications -- Internet: 7.87%
3,000,000    #    Colo.com, 13.875%, due 03/15/10                     3,240,000
4,000,000    #    Exodus Communications, Inc., 11.625%,
                  due 07/15/10                                        4,000,000
5,000,000         Globix Corp., 12.500%, due 02/01/10                 4,125,000
3,000,000         Northpoint Communications Group, Inc.,
                  12.875%, due 02/15/10                               2,175,000
1,000,000         PSI Net, Inc., 11.000%, due 08/01/09                  930,000
3,000,000         Rhythms Netconnections, Inc., 1.000%,
                  due 05/15/08                                        1,200,000
                                                                   ------------
                                                                     15,670,000
                                                                   ------------
                  Communications -- Wireless: 9.00%
8,000,000    +    Alamosa Holdings, Inc., 0/12.975%, due 2/15/10      4,200,000
2,250,000    +    Crown Castle Int'l Corp., 0/11.250%,
                  due 08/01/11                                        1,417,500
7,500,000    +    Nextel Communications, Inc., 0/9.950%,
                  due 02/15/08                                        5,531,250
3,000,000    +    Pinnacle Holdings, Inc., 0/10.000%,
                  due 03/15/08                                        2,085,000
1,600,000   #+    Ubiquitel Operating Co., 0/14.000%,
                  due 04/15/10                                          934,000
7,998,000   #+    Winstar Communications, Inc., 0/14.750%,
                  due 04/15/10                                        3,759,060
                                                                   ------------
                                                                     17,926,810
                                                                   ------------
                  Communications -- Wireline: 17.43%
5,500,000  @@+    Call Net Enterprises, Inc., 0/12.975%,
                  due 08/15/08                                        2,145,000
4,000,000         Century Communications Corp., 0.000%,
                  due 01/15/08                                        1,660,000
1,780,000  @@+    Completel Europe NV, 0/14.000%,
                  due 02/15/09                                          898,900
3,500,000   @@    Global Crossing Holdings, Ltd., 9.500%,
                  due 11/15/09                                        3,395,000
1,535,000         Global Telesystems, Inc., 9.875%, due 02/15/05      1,097,525
2,000,000   @@    Globenet Communications Group, 13.000%,
                  due 07/15/07                                        2,027,500
9,000,000         ICG Services, Inc., 10.000%, due 02/15/08           4,725,000
6,500,000    #    Level 3 Communications, Inc., 12.875%,
                  due 03/15/10                                        3,591,250
2,000,000    #    MGC Communications, Inc., 13.000%, due 04/01/10     1,890,000
5,000,000    +    Nextlink Communications, Inc., 0/12.250%,
                  due 06/01/09                                        3,100,000
5,000,000   @@    Versatel Telecommunications Int'l NV, 11.875%,
                  due 07/15/09                                        4,950,000
3,000,000    +    Viatel, Inc., 0/12.500%, due 04/15/08               1,365,000
2,500,000         Viatel, Inc., 11.500%, due 03/15/09                 1,912,500
2,000,000         Williams Communications Group, 10.875%,
                  due 10/01/09                                        1,965,000
                                                                   ------------
                                                                     34,722,675
                                                                   ------------
                  Consumer Products: 2.29%
5,000,000         Simmons Co., 10.250%, due 03/15/09                  4,462,500
1,000,000         Styling Technology Corp., 10.875%, due 07/01/08       105,000
                                                                   ------------
                                                                      4,567,500
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                             Market
Amount                                                                Value
----------                                                         ------------
                  Entertainment & Leisure: 2.75%
4,600,000    +    Ascent Entertainment Group, Inc., 0/11.875%,
                  due 12/15/04                                     $  3,749,000
2,000,000         Hollywood Entertainment Corp., 10.625%,
                  due 08/15/04                                        1,725,000
                                                                   ------------
                                                                      5,474,000
                                                                   ------------
                  Finance, Insurance, Banking: 2.86%
2,000,000         Americo Life, Inc., 9.250%, due 06/01/05            1,890,000
3,750,000         MFN Financial Corp., 10.000%, due 03/23/01          3,543,750
  500,000  @@#    Westways Funding II, Ltd., 22.125%,
                  due 01/31/03                                          266,250
                                                                   ------------
                                                                      5,700,000
                                                                   ------------
                  Food, Beverage, Tobacco: 6.81%
5,550,000   @@    Fage Dairy Industries SA, 9.000%, due 02/01/07      4,467,750
4,250,000         North Atlantic Trading, Inc., 11.000%
                  due 06/15/04                                        3,856,875
1,950,000         Packaged Ice, Inc., 9.750%, due 02/01/05            1,628,250
4,500,000         Standard Commercial Corp., 8.875%, due 08/01/05     3,622,500
                                                                   ------------
                                                                     13,575,375
                                                                   ------------
                  Gaming & Lottery: 5.19%
2,000,000         Autotote Corp., 10.875%, due 08/01/04               2,090,000
2,500,000         Coast Hotels & Casinos, Inc., 9.500%,
                  due 04/01/09                                        2,387,500
1,500,000    #    Park Place Entertainment Corp., 9.375%,
                  due 02/15/07                                        1,507,500
4,000,000         Penn National Gaming, Inc., 10.625%,
                  due 12/15/04                                        4,360,000
                                                                   ------------
                                                                     10,345,000
                                                                   ------------
                  Health Care: 1.68%
  650,000         Global Health Sciences, Inc., 11.000%,
                  due 05/01/08                                          238,875
2,300,000         Health Insurance Plan of Greater NY, 11.250%,
                  due 07/01/10                                        1,426,000
5,941,463   @X    Intracel, 1.000%, due 03/20/10                      1,425,951
  300,000   @X    Intracel, 1.000%, due 03/20/10                         72,000
  184,074   @X    Intracel, 11.500%, due 03/25/10                       184,074
                                                                   ------------
                                                                      3,346,900
                                                                   ------------
                  Hotels, Motels, and Inns: 0.99%
2,000,000         Courtyard Marriott II, Ltd. Partnership,
                  10.750%, due 02/01/08                               1,965,000
                                                                   ------------
                  Oil & Gas: 1.41%
4,500,000   @@    Northern Offshore ASA, 10.000%, due 05/15/05        2,812,500
                                                                   ------------
                  Paper & Forest Products: 0.88%
2,250,000   @@    Doman Industries, Ltd., 8.750%, due 03/15/04        1,755,000
                                                                   ------------
                  Restaurants: 0.75%
2,500,000         Romacorp, Inc., 12.000%, due 07/01/06               1,500,000
                                                                   ------------
                  Shipping: 0.37%
3,750,000   @@    Equimar Shipholdings, Ltd., 9.875%,
                  due 07/01/07                                          738,000
                                                                   ------------
                  Steel: 0.81%
4,500,000         GS Technologies Operations, Inc., 12.250%,
                  due 10/01/05                                        1,603,125
                                                                   ------------
                  Supermarket: 2.79%
5,000,000         Fleming Companies, Inc., 10.500%, due 12/01/04      4,500,000
4,250,000         Richmont Marketing Specialists, 10.125%,
                  due 12/15/07                                        1,062,500
                                                                   ------------
                                                                      5,562,500
                                                                   ------------
                  Transportation (Air, Bus, Rail): 2.83%
3,000,000         Amtran, Inc., 10.500%, due 08/01/04                 2,782,500
2,000,000         Atlas Air, Inc., 9.250%, due 04/15/08               1,910,000
1,000,000         Railworks Corp., 11.500%, due 04/15/09                945,000
                                                                   ------------
                                                                      5,637,500
                                                                   ------------
                  Total Corporate Bonds (Cost $195,348,379)         169,721,285
                                                                   ------------

                                                                      Market
Shares                                                                 Value
----------                                                         ------------

COMMON STOCK: 3.07%
                  Communications - Internet: 0.28%
   19,008    @    Globix Corp.                                     $    557,172
                                                                   ------------
                  Communications - Wireline: 2.79%
   89,000  @@@    Completel Europe NV                                   907,800
   10,500    @    Global Crossing, Ltd.                               2,337,563
   23,340    @    Nextlink Communications, Inc.                       2,301,908
                                                                   ------------
                                                                      5,547,271
                                                                   ------------
                  Health Care: 0.00%
   16,926   @X    Intracel Corp.                                          4,232
                                                                   ------------
                  Total Common Stock (Cost $5,478,954)                6,108,675
                                                                   ------------
PREFERRED STOCK: 1.87%
                  Communications - Wireline: 1.87%
   41,287         Adelphia Business Solutions                      $  3,726,195
                                                                   ------------
                  Finance, Insurance, Banking: 0.00%
   19,000    @    Superior National Capital Trust I                         190
                                                                   ------------
                  Total Preferred Stock (Cost $5,600,000)             3,726,385
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Warrants                                                              Value
----------                                                         ------------
 WARRANTS: 0.00%
                  Communications -- Internet: 0.00%
     1,000   @    Unifi Communications, Inc.                       $         --
                                                                   ------------
                  Oil & Gas: 0.00%
 1,500,000   @    Mexico (UTD Mex ST)                                        --
                                                                   ------------
                  Retail: 0.00%
     4,999   @    Dairy Mart Convenience Stores                           2,998
       100   @    Electronic Retailing Systems Int'l                         --
                                                                   ------------
                                                                          2,998
                                                                   ------------
                  Total Warrants (Cost $0)                                2,998
                                                                   ------------
                  Total Long-Term Investments (Cost $206,427,333)   179,559,343
                                                                   ------------

Principal
Amount                                                                Value
----------                                                         ------------
                  SHORT-TERM INVESTMENTS: 10.79%
                  Repurchase Agreement: 10.79%
$21,501,000       State Street Repurchase Agreement, 6.200% due
                    07/03/00 (Collateralized by $4,605,000 U.S.
                    Treasury Notes, 6.375% Due 11/15/04 Market
                    Value $4,735,552)                              $ 21,501,000
                                                                   ------------
                  Total Short-Term Investments (Cost $4,639,000)     21,501,000
                                                                   ------------
                  Total Investments in Securities
                  (Cost $ 227,928,333)*                100.93%     $201,060,343
                  Other Assets and Liabilities-Net      -0.93%       (1,851,292)
                                                       ------      ------------
                  Net Assets                           100.00%     $199,209,051
                                                       ======      =============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                    $  2,880,170
                  Gross Unrealized Depreciation                     (29,748,160)
                                                                   ------------
                  Net Unrealized Depreciation                      $(26,867,990)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                 Value
----------                                                         ------------

COMMON STOCKS: 48.63%
                  Auto Manufacturers: 0.55%
    18,200        Ford Motor Co.                                   $    782,600
                                                                   ------------
                  Auto Parts & Equipment: 0.01%
     1,440   @    Visteon Corp                                           17,463
                                                                   ------------
                  Banks: 0.91%
    27,900        Chase Manhattan Corp.                               1,285,144
                                                                   ------------
                  Beverages: 1.96%
    10,200        Anheuser-Busch Cos., Inc.                             761,813
    20,300        Coca-Cola Co.                                       1,165,981
    18,900        PepsiCo, Inc.                                         839,869
                                                                   ------------
                                                                      2,767,663
                                                                   ------------
                  Chemicals: 0.54%
    17,459        Du Pont (E.I.) de Nemours & Co.                       763,831
                                                                   ------------
                  Computers: 4.68%
    14,000   @    Cisco Systems, Inc.                                   889,875
    28,700        Compaq Computer Corp.                                 733,644
    16,700   @    Dell Computer Corp.                                   823,519
    22,400   @    EMC Corp.                                           1,723,400
     6,600        Hewlett-Packard Co.                                   824,175
     7,500        International Business Machines                       821,719
     9,000   @    Sun Microsystems, Inc.                                818,437
                                                                   ------------
                                                                      6,634,769
                                                                   ------------
                  Cosmetics/Personal Care: 0.64%
    15,755        Kimberly-Clark Corp.                                  903,943
                                                                   ------------
                  Diversified Financial Service: 3.36%
    15,000        American Express Co.                                  781,875
    13,700        Citigroup, Inc.                                       825,425
    14,500        Fannie Mae                                            756,719
    19,600        Freddie Mac                                           793,800
     7,500        J.P. Morgan & Co.                                     825,937
     6,750        Merrill Lynch & Co.                                   776,250
                                                                   ------------
                                                                      4,760,006
                                                                   ------------
                  Electric: 1.67%
    12,200   @    Calpine Corp.                                         802,150
    14,300        Duke Energy Corp.                                     806,162
    32,700        Southern Co.                                          762,319
                                                                   ------------
                                                                      2,370,631
                                                                   ------------
                  Electronics: 0.69%
     2,021   @    Agilent Technologies Inc                              149,049
    19,900   @    Solectron Corp.                                       833,312
                                                                   ------------
                                                                        982,361
                                                                   ------------
                  Engineering & Construction: 0.00%
     3,500   @    Kaiser Group Int'l, Inc.                                  137
                                                                   ------------
                  Food: 0.58%
    18,200   @    Safeway, Inc.                                         821,275
                                                                   ------------
                  Forest Products & Paper: 0.56%
    26,600        International Paper Co.                               793,012
                                                                   ------------
                  Healthcare-Products: 0.59%
    14,814  @X    Intracel Corp.                                          3,704
     8,100        Johnson & Johnson                                     825,187
                                                                   ------------
                                                                        828,891
                                                                   ------------
                  Home Furnishings: 0.71%
    10,600        Sony Corp.                                            999,713
                                                                   ------------
                  Insurance: 1.61%
     6,707        American Int'l Group                                  788,072
    21,100        AXA Financial, Inc.                                   717,400
     7,400        Marsh & McLennan Cos.                                 772,838
                                                                   ------------
                                                                      2,278,310
                                                                   ------------
                  Leisure Time: 0.56%
    41,000        Carnival Corp.                                        799,500
                                                                   ------------
                  Machinery-Diversified: 0.71%
    27,100        Deere & Co.                                         1,002,700
                                                                   ------------
                  Media: 2.96%
    11,346   @    Clear Channel Communications                          850,950
    20,000   @    Comcast Corp.                                         810,000
    13,300        Gannett Co., Inc.                                     795,506
    11,600        Time Warner, Inc.                                     881,600
    12,500   @    Viacom, Inc.                                          852,344
                                                                   ------------
                                                                      4,190,400
                                                                   ------------
                  Mining: 0.57%
    27,700        Alcoa, Inc.                                           803,300
                                                                   ------------
                  Miscellaneous
                  Manufacturing: 1.34%
    20,500        General Electric Co.                                1,086,500
    17,100        Tyco Int'l, Ltd.                                      810,113
                                                                   ------------
                                                                      1,896,613
                                                                   ------------
                  Oil & Gas Producers: 3.00%
    19,000        Anadarko Petroleum Corp.                              936,937
    25,000        Burlington Resources, Inc.                            956,250
     9,900        Chevron Corp.                                         839,644
     9,162        Exxon Mobil Corp.                                     719,217
    13,000        Royal Dutch Petroleum Co.                             800,312
                                                                   ------------
                                                                      4,252,360
                                                                   ------------
                  Oil & Gas Services: 0.57%
    10,900        Schlumberger, Ltd.                                    813,412
                                                                   ------------
                  Pharmaceuticals: 1.82%
    18,700        Abbott Laboratories                                   833,319
    11,100        Merck & Co., Inc.                                     850,537
    18,675        Pfizer, Inc.                                          896,400
                                                                   ------------
                                                                      2,580,256
                                                                   ------------
                  Pipelines: 1.18%
    17,000        EL Paso Energy Corp.                                  865,937
    12,500        Enron Corp.                                           806,250
                                                                   ------------
                                                                      1,672,187
                                                                   ------------
                  Retail: 4.04%
    18,000   @    Best Buy Co., Inc.                                  1,138,500
    16,700        Home Depot, Inc.                                      833,956
    11,150  @X    International Fast Food Corp.                           4,571
    10,900        McDonald's Corp.                                      359,019
    23,300        Sears, Roebuck And Co.                                760,163
    15,800        Target Corp.                                          916,400
    27,100        Walgreen Co.                                          872,281
    14,500        Wal-Mart Stores, Inc.                                 835,563
                                                                   ------------
                                                                      5,720,453
                                                                   ------------
                  Savings & Loans: 0.64%
    31,500        Washington Mutual, Inc.                               909,562
                                                                   ------------
                  Semiconductors: 2.91%
     9,300        Intel Corp.                                         1,243,294
    16,600   @    LSI Logic Corp.                                       898,475
    30,839   @    Taiwan Semiconductor Manufacturing                  1,195,011
    11,400        Texas Instruments, Inc.                               783,038
                                                                   ------------
                                                                      4,119,818
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------
                  Software: 1.76%
   15,400    @    America Online, Inc.                             $    812,350
   17,300         First Data Corp.                                      858,513
   10,300    @    Microsoft Corp.                                       824,000
                                                                   ------------
                                                                      2,494,863
                                                                   ------------
                  Telecommunications: 6.38%
   24,407         AT&T Corp.                                            771,871
   20,100         Bellsouth Corp.                                       856,763
   14,474         Canadian Satellite Communications                     234,713
   31,525    @    Global Crossing, Ltd.                                 829,501
   13,400         GTE Corp.                                             834,150
   14,500         Lucent Technologies, Inc.                             859,125
   16,600         Nokia OYJ                                             828,963
   17,300    @    Qwest Communications Int'l                            859,594
   22,912    @    RCN Corp.                                             581,392
   17,772         SBC Communications, Inc.                              768,639
   15,100    @    Verizon Communications                                767,269
   18,300    @    Worldcom, Inc.                                        839,514
                                                                   ------------
                                                                      9,031,493
                                                                   ------------
                  Tobacco: 0.57%
   30,400         Philip Morris Cos., Inc.                              807,500
                                                                   ------------
                  Transportation: 0.56%
   20,900    @    FedEx Corp.                                           794,200
                                                                   ------------
                  Total Common Stock (Cost $59,369,986)              68,878,366
                                                                   ------------

                                                                      Market
Principal                                                             Value
----------                                                         ------------
CORPORATE BONDS: 18.25%
                  Airlines: 0.80%
$  250,000        Atlas Air, Inc., 9.250%, due 04/15/08                 238,750
   974,862        Continental Airlines, 6.545%, due 02/02/19            887,821
                                                                   ------------
                                                                      1,126,571
                                                                   ------------
                  Banks: 1.29%
 1,095,000  @@    Banco Santander Chile, 6.500%, due 11/01/05         1,047,674
   800,000        Wachovia Corp., 6.605%, due 10/01/25                  782,715
                                                                   ------------
                                                                      1,830,389
                                                                   ------------
                  Beverages: 0.28%
   500,000  @@    Fage Dairy Industries SA,9.000%, due 02/01/07         402,500
                                                                   ------------
                  Building Materials: 1.04%
   750,000   #    Dayton Superior Corp., 13.000%, due 06/15/09          738,750
   750,000        Penhall Int'l Corp., 12.000%, due 08/01/06            731,250
                                                                   ------------
                                                                      1,470,000
                                                                   ------------
                  Computers: 0.58%
   750,000        Globix Corp., 12.500%, due 02/01/10                   618,750
   500,000   +    Rhythms Netconnections, Inc., 0/13.500%,
                  due 05/15/08                                          200,000
                                                                   ------------
                                                                        818,750
                                                                   ------------
                  Diversified Financial Service: 2.84%
   160,000  @@    Amvescap PLC, 6.375%, due 05/15/03                    152,698
   100,000 #@@    Cerro Negro Financial, Ltd., 7.330%,
                  due 12/01/09                                           86,728
 2,600,000        Fleet Financial Group, Inc., 7.190%,
                  due 10/02/12                                        2,429,968
 1,000,000        Ford Motor Credit Co., 7.875%, due 06/15/10           999,820
   500,000   +    Pinnacle Holdings, Inc., 0/10.000%,
                  due 03/15/08                                          347,500
                                                                   ------------
                                                                      4,016,714
                                                                   ------------
                  Entertainment: 0.20%
   350,000   +    Ascent Entertainment Group, Inc., 0/11.875%,
                  due 12/15/04                                          285,250
                                                                   ------------
                  Environmental Control: 0.30%
   500,000        Allied Waste North America, Inc., 10.000%,
                  due 08/01/09                                          420,000
                                                                   ------------
                  Healthcare-Products: 0.08%
   300,000        Global Health Sciences, Inc., 11.000%,
                  due 05/01/08                                          110,250
                                                                   ------------
                  Lodging: 0.53%
   750,000        Park Place Entertainment Corp., 9.375%,
                  due 02/15/07                                          753,750
                                                                   ------------
                  Media: 1.30%
   220,000   +    CD Radio, Inc., 0/15.000%, due 12/01/07               126,500
   500,000        Charter Communication Holdings LLC, 8.625%,
                  due 04/01/09                                          441,875
 1,000,000   +    Charter Communications Holdings LLC, 0/11.750%,
                  due 01/15/10                                          573,750
   450,000 @@+    United Pan Europe Communications NV, 0/12.500%,
                  due 08/01/09                                          228,375
 1,000,000 @@+    United Pan Europe Communications NV, 0/13.750%,
                  due 02/01/10                                          475,000
                                                                   ------------
                                                                      1,845,500
                                                                   ------------
                  Oil & Gas Producers: 1.21%
   200,000        Deeptech Int'l, 12.00%, due 12/15/00                  200,051
   541,673 #@@    Hurricane Hydrocarbons, 16.000%, due 12/31/01         516,620
 1,000,000        Occidental Petroleum Corp., 7.650%, due 12/15/06      995,490
                                                                   ------------
                                                                      1,712,161
                                                                   ------------
                  Pharmaceuticals: 1.23%
 1,700,000        American Home Products Corp., 7.900%,
                  due 02/15/05                                        1,748,736
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                      Market
Principal                                                             Value
----------                                                         ------------

                  Retail: 0.64%
$  250,000        Hollywood Entertainment Corp., 10.625%,
                  due 08/15/04                                     $    215,625
   700,000        Wal Mart Stores, Inc., 6.875%, due 08/10/09           686,252
                                                                   ------------
                                                                        901,877
                                                                   ------------
                  Semiconductors: 0.57%
   840,000        Motorola, Inc., 6.500%, due 09/01/25                  811,009
                                                                   ------------
                  Software: 1.02%
   750,000        Exodus Communications, Inc., 11.625%,
                  due 07/15/10                                          750,000
   250,000        PSI Net, Inc., 11.000%, due 08/01/09                  232,500
   500,000        PSI Net, Inc., 10.000%, due 02/15/05                  462,500
                                                                   ------------
                                                                      1,445,000
                                                                   ------------
                  Telecommunications: 4.20%
   500,000        Alamosa Holdings, Inc., 0/12.875%, due 02/15/10       262,500
 1,000,000  @@    Call Net Enterprises, Inc., 0/8.940%,
                  due 08/15/08                                          390,000
   750,000   #    Colo. Com, 13.875%, due 03/15/10                      810,000
   375,000        Crown Castle Int'l Corp., 0/11.250%,
                  due 08/01/11                                          236,250
   750,000  @@    Global Crossing Holdings, Ltd., 9.500%,
                  due 11/15/09                                          727,500
    50,000        Global Telesystems, Inc., 9.875%, due 02/15/05         35,750
   250,000  @@    Globenet Communications Group, 13.000%,
                  due 07/15/07                                          252,500
   500,000        ICG Services, Inc., 0/10.000%, due 02/15/08           262,500
   800,000        Lucent Technologies, Inc., 6.450%, due 03/15/29       708,707
   500,000        Nextel Communications, 9.375%, due 11/15/09           480,000
 2,000,000   #    SA Telecommunications, Inc., 10.000%,
                  due 08/15/06                                                0
 1,500,000  @@    Star Choice Communications, 13.000%,
                  due 12/15/05                                        1,546,875
   500,000   #    Winstar Communications, Inc., 0/14.750%,
                  due 04/15/10                                          235,000
                                                                   ------------
                                                                      5,947,582
                                                                   ------------
                  Transportation: 0.14%
 1,000,000  @@    Equimar Shipholdings, Ltd., 9.875%,
                  due 07/01/07                                          196,800
                                                                   ------------
                  Total Corporate Bonds (Cost $29,285,396)           25,842,839
                                                                   ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.54%

                  Federal Home Loan Mortgage Corporation: 2.60%
 2,000,000        5.125%, due 10/15/08                                1,744,336
 1,054,955        5.500%, due 01/01/14                                  979,124
   528,995        6.000%, due 04/01/14                                  501,223
   471,883        7.000%, due 06/01/29                                  456,250
                                                                   ------------
                                                                      3,680,933
                                                                   ------------
                  Federal National Mortgage Corporation: 5.94%
 2,482,938        6.350%, due 01/01/04                                2,416,597
 1,779,054        6.500%, due 06/01/14                                1,714,563
 2,250,000        7.125%, due 02/15/05                                2,259,135
 2,000,000        7.250%, due 01/15/10                                2,019,766
                                                                   ------------
                                                                      8,410,061
                                                                   ------------
                  Total U.S. Government Agency Obligations
                  (Cost $12,443,852)                                 12,090,994
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 13.79%

                  U.S. Treasury Bonds: 6.99%
 4,900,000        6.125%, due 08/15/29                                4,949,000
 4,500,000        7.250%, due 05/15/16                                4,959,855
                                                                   ------------
                                                                      9,908,855
                                                                   ------------
                  U.S. Treasury Notes: 6.80%
 7,100,000        6.000%, due 08/15/09                                7,043,413
 2,500,000        6.500%, due 02/15/10                                2,585,938
                                                                   ------------
                                                                      9,629,351
                                                                   ------------
                  Total U.S. Treasury Obligations
                  (Cost $19,399,830)                                 19,538,206
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.80%

                  Mortgage - Commercial: 1.16%
   530,608   #    Criimi Mae CMBS Corp., 1998-1 A1, 5.697%,
                  due 10/20/01                                          503,937
 1,153,214        GMAC Commercial Mortgage Securities, Inc.,
                  1999-C3 A1A, 6.974%, due 05/15/08                   1,135,160
                                                                   ------------
                                                                      1,639,097
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                     Market
Principal                                                             Value
----------                                                         ------------
                  Mortgage - Residential: 0.64%
  $700,000        Emergent Home Equity Loan Trust, 1997-4 A5,
                  7.080%, due 12/15/28                             $    682,447
   240,000        Saxon Asset Securities Trust, 1999-2 AF4,
                  6.445%, due 08/25/26                                  227,267
                                                                   ------------
                                                                        909,714
                                                                   ------------
                  Total Collateralized Mortgage Obligations
                  (Cost $2,579,548)                                   2,548,811
                                                                   ------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------
PREFERRED STOCK: 1.17%

                  Food: 0.01%
    13,251  @X    International Fastfood Corp., 0/3.000%                 20,009
                                                                   ------------
                  Media: 0.96%
    13,610   &    Paxson Communications Corp., 12.500%                1,364,403
                                                                   ------------
                  Telecommunications: 0.20%
     2,850        Nextlink Communications Series B, 13.500%             281,081
                                                                   ------------
                  Total Preferred Stock (Cost $2,846,954)             1,665,493
                                                                   ------------
MUTUAL FUNDS: 2.68%

                  Investment Companies: 2.68%
   428,000  ++    Pilgrim Prime Rate Trust (Cost $3,810,826)          3,798,500
                                                                   ------------

                                                                      Market
Contracts                                                             Value
----------                                                         ------------
 WARRANTS: 0.00%

                  Miscellaneous Manufacturing: 0.01%
       500        Packaged Ice, Inc.                               $     17,625
                                                                   ------------
                  Telecommunications: 0.00%
       500        Iridium World Communications                                5
     1,000        Unifi Communications, Inc.                                  0
                                                                   ------------
                                                                              5
                                                                   ------------
                  Total Warrants (Cost $50,508)                          17,630
                                                                   ------------
                  Total Long-term Investments (Cost $129,786,900)   134,380,839
                                                                   ------------

Principal
Amount                                                                 Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 4.68%

                Repurchase Agreements: 4.68%
$6,624,000      State Street Bank & Trust Repurchase Agreement,
                  6.200% due 07/03/00 (Collateralized by
                  $6,325,000 U.S. Treasury Notes, 7.875% Due
                  11/15/04, Market Value $6,759,844)               $  6,624,000
                                                                   ------------
                Total Short-Term Investments (Cost $6,624,000)        6,624,000
                                                                   ------------
                Total Investments in Securities
                  (Cost $ 136,410,900)*                  99.55%    $141,004,839
                  Other Assets and Liabilities-Net        0.45%         634,455
                                                        ------     ------------
                Net Assets                              100.00%    $141,639,294
                                                        ======     =============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
++   Related party
&    Payment in-kind security
@@   Foreign Issuer
X Market value determined by Pilgrim Valuation Committee appointed by the Funds Board of Directors.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 13,788,468
                  Gross Unrealized Depreciation                      (9,194,529)
                                                                   ------------
                  Net Unrealized Appreciation                      $  4,593,939
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 2000
--------------------------------------------------------------------------------

                                                                      Market
Shares                                                                Value
----------                                                         ------------
CONVERTIBLE PREFERRED STOCKS: 22.55%
                  Diversified Financial Services: 2.22%
   205,491        Decs Trust V, 7.250%, due 08/15/02               $  6,716,987
    26,845        Morgan Stanley Group, Inc., 6.000%,
                  due 07/31/00, (CSCO)                                4,041,850
                                                                   ------------
                                                                     10,758,837
                                                                   ------------
                  Electric: 5.40%
   212,462        AES Trust VII, 6.000%, due 05/15/08                12,455,585
    77,260        Calpine Capital Trust, 5.750%, due 11/01/04         9,242,228
    60,895        Calpine Capital Trust II, 5.500%, due 02/01/05      4,414,888
                                                                   ------------
                                                                     26,112,701
                                                                   ------------
                  Insurance: 1.55%
   108,750        Metlife Capital Trust I, 8.000%, due 05/15/05       7,503,750
                                                                   ------------
                  Media: 1.36%
    35,211        Emmis Communication Corp., A 6.250%                 2,042,238
    15,099        United Global Communications, 7.000%                  932,363
    80,397        United Global Communications, Series D 7.000%       3,577,667
                                                                   ------------
                                                                      6,552,268
                                                                   ------------
                  Oil & Gas Services: 1.68%
   175,461        Weatherford Int'l, Inc., 5.000%, due 11/01/27       8,115,071
                                                                   ------------
                  Oil & Gas Producers: 1.52%
    52,546        Coastal Corp., 5.580%, due 08/16/02                 1,674,904
   161,774        Coastal Corp., 6.625%, due 08/16/02                 5,662,090
                                                                   ------------
                                                                      7,336,994
                                                                   ------------
                  Packaging & Containers: 0.72%
    69,242        Sealed Air Corp., A 2.000%, due 04/01/18            3,505,376
                                                                   ------------
                  Pharmaceuticals: 1.79%
     3,239        Cephalon, Inc., 7.250%                                549,011
    47,913        Cephalon, Inc., 7.250%                              8,121,254
                                                                   ------------
                                                                      8,670,265
                                                                   ------------
                  Software: 0.61%
    55,987   #    Psinet, Inc., 7.000%                                1,910,556
    21,270        Psinet, Inc., Series C 6.750%                       1,039,571
                                                                   ------------
                                                                      2,950,127
                                                                   ------------
                  Telecommunications: 5.70%
    11,291 @@#    Global Crossing, Ltd., 6.375%                       2,482,627
       154  @@    Global Crossing, Ltd., 6.375%, due 04/15/02            12,031
    38,883  @@    Global Crossing, Ltd., 6.750%                       3,037,734
    11,516        Mcleodusa, Inc., 6.750%                             6,352,514
    88,194   #    Qwest Trends Trust, 5.750%, due 11/17/03            7,066,544
    23,645        Voicestream Wireless, 7.000%                        4,031,473
    75,077        Winstar Communications, Inc., Series D 7.000%       4,209,042
     6,718   &    Winstar Communications, Inc., Series A 6.000%         362,772
                                                                   ------------
                                                                     27,554,737
                                                                   ------------
                  Total Convertible Preferred Stock
                  (Cost $85,962,543)                                109,060,126
                                                                   ------------

Principal                                                             Market
Amount                                                                Value
----------                                                         ------------
CONVERTIBLE CORPORATE BONDS: 71.69%
                  Advertising: 3.49%
$3,074,000   #    Interpublic Group, Inc. 1.870%, due 06/01/06     $  2,974,095
 3,992,000        Interpublic Group, Inc. 1.870%, due 06/01/06        3,862,260
 3,113,000        Lamar Advertising Co., 5.250%, due 09/15/06         3,502,125
 3,545,000        Omnicom Group, Inc., 2.250%, due 01/06/13           6,513,937
                                                                   ------------
                                                                     16,852,417
                                                                   ------------
                  Biotechnology: 2.92%
 8,015,000        Affymetrix, Inc., 4.750%, due 02/15/07              6,161,531
 2,566,000        Millennium Pharmaceutical, 5.500%, due 01/15/07     3,832,963
 2,765,000        Millennium Pharmaceutical, 5.500%, due 01/15/07     4,130,219
                                                                   ------------
                                                                     14,124,713
                                                                   ------------
                  Computers: 8.64%
 1,828,000        Comverse Technology, Inc., 4.500%, due 07/01/05     7,878,680
   194,000        Comverse Technology, Inc., 4.500%, due 07/01/05       836,140
10,247,000   @    Hewlett-Packard Co., 0.000%, due 10/14/17           9,683,415
 7,853,000        Juniper Networks, Inc., 4.750%, due 03/15/07        8,589,218
 3,829,000   #    Redback Networks, 5.000%, due 04/01/07              4,264,549
   963,000        Veritas Software Corp., 1.856%, due 08/13/2006      3,218,226
   617,000        Veritas Software Corp., 5.250%, due 11/01/2004      7,303,738
                                                                   ------------
                                                                     41,773,966
                                                                   ------------
                  Commercial Services: 0.94%
 1,747,000        Mail-Well, Inc., 5.000%, due 11/01/02               1,434,724
 2,889,000        Quebecor World, Inc., 6.000%, due 10/01/07          3,098,453
                                                                   ------------
                                                                      4,533,177
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                             Market
Amount                                                                Value
----------                                                         ------------
                  Diversified Financial Services: 2.08%
$7,379,000  @@    Elan Finance Corp., Ltd., 0.000%, due 12/14/18   $  5,386,670
 1,494,000   @    Morgan Stanley Dean Witter, 0.000%, due 07/29/05    4,653,766
                                                                   ------------
                                                                     10,040,436
                                                                   ------------
                  Electronics: 6.33%
 4,438,000        Credence Systems Corp., 5.250%, due 09/15/02        6,099,263
 3,898,000        Cymer, Inc., 3.500%, due 08/06/04                   4,419,358
 1,499,000        Oak Industries, 4.875%, due 03/01/08                8,544,300
 3,320,000        Sanmina Corp., 4.250%, due 05/01/04                 6,640,000
   572,000        Sanmina Corp., 4.250%, due 05/01/04                 1,144,000
 5,063,000   @    Solectron Corp., 0.000%, due 01/27/19               3,215,005
     3,000   @    Solectron Corp., 0.000%, due 01/27/19                   2,036
   833,000   @    Solectron Corp., 0.000%, due 01/27/20                 565,399
                                                                   ------------
                                                                     30,629,361
                                                                   ------------
                  Healthcare -- Products: 0.67%
$4,084,000   @    Alza Corp, 0.000%, due 07/14/14                     3,256,990
                                                                   ------------
                  Healthcare Services: 0.86%
 8,757,000   #    Universal Health Svcs, 0.426%, due 06/23/20         4,137,682
                                                                   ------------
                  Media: 5.18%
 2,151,000        AT&T Corp. -- Liberty Media, 4.000%,
                  due 11/15/29                                        3,108,195
 3,101,000   #    AT&T Corp. -- Liberty Media, 4.000%,
                  due 11/15/29                                        4,480,945
 3,650,000        Clear Channel Communications, 1.500%,
                  due 12/01/02                                        3,581,563
 5,446,000        Clear Channel Communications, 2.625%,
                  due 04/01/03                                        7,045,763
 6,181,000        News America Holdings, 0.000%, due 03/11/13         6,853,184
                                                                   ------------
                                                                     25,069,650
                                                                   ------------
                  Oil & Gas Producers: 5.64%
10,578,000   @    Anadarko Petroleum Corp., 0.000%, due 03/07/20      6,955,035
 3,565,000        Devon Energy Corp., 4.900%, due 08/15/08            3,449,137
 2,665,000        Diamond Offshore Drilling, 3.750%, due 02/15/07     1,255,881
 6,267,000   #    Diamond Offshore Drilling, 0.000%, due 06/06/20     6,564,683
 5,551,000        Kerr-Mcgee Corp., 5.250%, due 02/15/10              6,418,344
 4,354,000   @    Transocean Sedco Forex, 0.000%, due 05/24/20        2,612,400
                                                                   ------------
                                                                     27,255,480
                                                                   ------------
                  Pharmaceuticals: 3.72%
 5,296,000        Alpharma, Inc., 3.000%, due 06/01/06               10,181,560
 8,671,000        Roche Holdings, Inc., 0.000%, due 01/19/15          7,825,577
                                                                   ------------
                                                                     18,007,137
                                                                   ------------
                  Retail: 1.14%
 9,566,000  @#    Kohls Corp., 0.000%, due 06/12/20                   5,512,407
                                                                   ------------
                  Semiconductors: 10.52%
 3,197,000        Amkor Technologies, Inc., 5.000%, due 03/15/07      2,881,296
 5,150,000  @@    ASM Lithography Holding, 4.250%, due 11/30/04       6,991,125
 4,969,000   @    Atmel Corp., 0.000%, due 04/21/18                   5,403,787
   612,000   @    Atmel Corp., 0.000%, due 04/21/18                     665,550
   347,000        Conexant Systems, Inc., 4.000%, due 02/01/07          272,829
 5,946,000        Conexant Systems, Inc., 4.000%, due 02/01/07        4,675,043
 6,229,000        Cypress Semiconductor, 4.000%, due 02/01/05         7,171,136
 4,203,000        Lam Research Corp., 5.000%, due 09/01/02            5,710,826
 8,704,000        LSI Logic Corp., A 4.000%, due 02/15/05             9,258,880
 2,531,000  @@    ST Microelectronics NV, 0.000%, due 09/22/09        4,277,390
 1,050,000  @@    ST Microelectronics NV, 0.000%, due 06/10/08        3,580,500
                                                                   ------------
                                                                     50,888,362
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued)
--------------------------------------------------------------------------------

Principal                                                             Market
Amount                                                                Value
----------                                                         ------------
                  Software: 12.04%
$21,688,000  @    America Online Inc., 0.000%, due 12/06/19        $ 10,925,330
  4,274,000  @    Automatic Data Processing, 0.000%, due 02/20/12     6,020,997
     17,000       Bea Systems, Inc., 4.000%, due 12/15/2006              26,499
  4,288,000       Bea Systems, Inc., 4.000%, due 12/15/2006           6,683,920
    121,000       Exodus Communications, 4.750%, due 07/15/08           173,030
  3,395,000       Exodus Communications, 4.750%, due 07/15/08         4,854,850
  4,438,000       I2 Technologies, Inc., 5.250%, due 12/15/06         6,795,688
  4,887,000  #    Mercury Interactive Corp., 4.750%, due 07/01/07     5,271,851
  4,664,000  #    Rational Software Corp., 5.000%, due 02/01/07       6,955,190
     37,000       Siebel Systems, Inc., 5.500%, due 09/15/06            133,154
  2,892,000  #    Siebel Systems, Inc., 5.500%, due 09/15/06         10,407,585
                                                                   ------------
                                                                     58,248,094
                                                                   ------------
                  Telecommunications: 7.53%
$ 7,026,000       American Tower Corp., 5.000%, due 02/15/10          7,148,954
  3,678,000       Commscope, Inc., 4.000%, due 12/15/06               4,195,218
    575,000       Commscope, Inc., 4.000%, due 12/15/06                 655,859
  5,557,000       Echostar Communications, 4.875%, due 01/01/07       5,279,150
  4,931,000       Efficient Networks, Inc., 5.000%, due 03/15/05      3,581,139
     40,000       Nextel Communications, 5.250%, due 01/15/10            41,650
  9,961,000       Nextel Communications, 5.250%, due 01/15/10        10,371,890
  6,546,000  #    NTL, Inc., 5.750%, due 12/15/09                     5,171,340
                                                                   ------------
                                                                     36,445,200
                                                                   ------------
                  Total Convertible Corporate Bonds
                  (Cost $293,391,542)                               346,775,072
                                                                   ------------
COMMON STOCK: 1.51%
                  Telecommunications: 1.51%
    104,634       DECS Trust VI                                       7,292,330
                                                                   ------------
                  Total Commom Stock (Cost $4,200,068)                7,292,330
                                                                   ------------
                  Total Long-Term Investments (Cost $383,554,153)   463,127,528
                                                                   ------------

Principal
Amount                                                                Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 4.76%

                  Repurchase Agreement: 4.76%
$23,043,000       State Stree Repurchase Agreement, 6.200% due
                    07/03/00 (Collateralized by $16,045,000 U.S.
                    Treasury Bonds, 12.500%, Due 08/15/2014
                    Market Value $23,505,925)                      $ 23,043,000
                                                                   ------------
                  Total Short-Term Investments (Cost $23,043,000)    23,043,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $ 406,597,153)*              100.51%     $486,170,528
                  Other Assets and Liabilities-Net
                                                        -0.51%       (2,490,323)
                                                       ------      ------------
                  Net Assets                           100.00%     $483,680,205
                                                       ======      ============

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
&    Payment-in-kind Security

* Cost for federal income tax purposes is $407,379,916. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                    $ 95,691,648
                  Gross Unrealized Depreciation                     (16,901,036)
                                                                   ------------
                  Net Unrealized Appreciation                      $ 78,790,612
                                                                   ============

                 See Accompanying Notes to Financial Statements

                              SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Government Securities Fund into Pilgrim Government Securities Income Fund, Inc. The results of the vote are outlined below:

                       Shares Voted
Shares Voted For    Against or Withheld     Broker Non-Vote     Shares Abstained
----------------    -------------------     ---------------     ----------------
   7,259,987              279,187                 --                 459,314

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Government Securities Income Fund, Inc. was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund) into Pilgrim Government Securities Income Fund, Inc. The results of the vote are outlined below:

                       Shares Voted
Shares Voted For    Against or Withheld     Broker Non-Vote     Shares Abstained
----------------    -------------------     ---------------     ----------------
   1,402,805              26,247                  --                 81,770

On March 24, 2000, a special meeting of the shareholders of the Pilgrim High Yield Fund III (formerly Northstar High Yield Fund) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of Pilgrim High Yield Fund III into the Pilgrim High Yield Fund II, a series of Pilgrim Mutual Funds. The results of the vote are outlined below:

                       Shares Voted
Shares Voted For    Against or Withheld     Broker Non-Vote     Shares Abstained
----------------    -------------------     ---------------     ----------------
  12,977,413              171,887                 --                622,921

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Income & Growth Fund, a series of Pilgrim Mayflower Trust (formerly Northstar Income & Growth Fund, a series of Northstar Trust) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Income & Growth Fund into the Pilgrim Balanced Fund, a series of Pilgrim Mutual Funds. The results of the vote are outlined below:

                       Shares Voted
Shares Voted For    Against or Withheld     Broker Non-Vote     Shares Abstained
----------------    -------------------     ---------------     ----------------
   5,116,669              60,104                  --                363,424

On March 24, 2000, a special meeting of the shareholders of the Pilgrim Balance Sheet Opportunities Fund (formerly Northstar Balance Sheet Opportunities Fund) was held. The shareholders approved the proposal to approve an Agreement and Plan of Reorganization of the Pilgrim Balance Sheet Opportunities Fund into the Pilgrim Balanced Fund, a series of Pilgrim Mutual Funds. The results of the vote are outlined below:

                         Shares Voted
Shares Voted For    Against or Withheld     Broker Non-Vote     Shares Abstained
----------------    -------------------     ---------------     ----------------
   1,822,915               51,350                 --                 98,749

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended June 30, 2000 were as follows:

                                        Type     Per Share Amount
                                        ----     ----------------
MagnaCap Fund

     Class A                             NII         $ 0.0510
     Class M                             NII         $ 0.0138
     All Classes                        LTCG         $ 1.7885

MidCap Value Fund

     All Classes                        LTCG         $ 0.0873

LargeCap Leaders Fund

     All Classes                        STCG         $ 0.7001
     All Classes                        LTCG         $ 1.3036

Asia-Pacific Equity Fund                                 None


International Core Growth Fund

     Class Q                             NII         $ 0.0032
     All Classes                        STCG         $ 1.1551

International SmallCap Growth Fund

     Class A                            STCG         $ 0.9133
     Class B                            STCG         $ 0.9683
     Class C                            STCG         $ 0.8891
     Class Q                            STCG         $ 0.9645
     Class A                            LTCG         $ 1.1490
     Class B                            LTCG         $ 1.2182
     Class C                            LTCG         $ 1.1185
     Class Q                            LTCG         $ 1.2134

LargeCap Growth Fund

     All Classes                        STCG         $ 1.4129
     All Classes                        LTCG         $ 0.0646

MidCap Growth Fund

     Class A                            STCG         $ 2.8055
     Class B                            STCG         $ 3.3023
     Class C                            STCG         $ 2.5937
     Class Q                            STCG         $ 3.5497
     Class A                            LTCG         $ 4.2258
     Class B                            LTCG         $ 4.9741
     Class C                            LTCG         $ 3.9068
     Class Q                            LTCG         $ 5.3467

Bank & Thrift Fund

     Class A                             NII         $ 0.2531
     Class B                             NII         $ 0.0291
     All Classes                        STCG         $ 0.0194
     All Classes                        LTCG         $ 2.7078

Emerging Countries Fund                                  None

SmallCap Growth Fund

     Class A                            STCG         $ 4.5879
     Class B                            STCG         $ 5.7726
     Class C                            STCG         $ 4.5145
     Class Q                            STCG         $ 5.0988
     Class A                            LTCG         $ 5.1421
     Class B                            LTCG         $ 6.4699
     Class C                            LTCG         $ 5.0599
     Class Q                            LTCG         $ 5.7147

Worldwide Growth Fund

     Class A                            STCG         $ 2.2311
     Class B                            STCG         $ 2.5147
     Class C                            STCG         $ 2.2355
     Class Q                            STCG         $ 2.5673
     Class A                            LTCG         $ 0.8414
     Class B                            LTCG         $ 0.9484
     Class C                            LTCG         $ 0.8431
     Class Q                            LTCG         $ 0.9682

High Yield Fund

     Class A                             NII         $ 0.6000
     Class B                             NII         $ 0.5590
     Class C                             NII         $ 0.5650
     Class M                             NII         $ 0.5720
     Class Q                             NII         $ 0.5992

Government Securities Income Fund

     Class A                             NII         $ 0.7440
     Class B                             NII         $ 0.6555
     Class C                             NII         $ 0.6647
     Class M                             NII         $ 0.6855
     Class Q                             NII         $ 0.1230
     Class T                             NII         $ 0.1124

High Yield Fund II

     Class A                             NII         $ 1.2005
     Class B                             NII         $ 1.1262
     Class C                             NII         $ 1.1262
     Class Q                             NII         $ 1.2078
     Class T                             NII         $ 0.3010

-------
Pilgrim
Funds
-------

                     TAX INFORMATION (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                        Type     Per Share Amount
                                        ----     ----------------
Strategic Income Fund

     Class A                             NII         $ 0.9246
     Class B                             NII         $ 0.8755
     Class C                             NII         $ 0.8725
     Class Q                             NII         $ 0.9366

Balanced Growth Fund

     Class A                             NII         $ 0.3942
     Class B                             NII         $ 0.3322
     Class C                             NII         $ 0.3390
     Class Q                             NII         $ 0.4030
     Class A                            STCG         $ 1.4110
     Class B                            STCG         $ 1.5108
     Class C                            STCG         $ 1.3586
     Class Q                            STCG         $ 1.3971
     Class A                            LTCG         $ 2.2953
     Class B                            LTCG         $ 2.4577
     Class C                            LTCG         $ 2.2100
     Class Q                            LTCG         $ 2.2726

Convertible Fund

     Class A                             NII         $ 0.3240
     Class B                             NII         $ 0.1883
     Class C                             NII         $ 0.1915
     Class Q                             NII         $ 0.3470
     Class A                            STCG         $ 0.3502
     Class B                            STCG         $ 0.3811
     Class C                            STCG         $ 0.3575
     Class Q                            STCG         $ 0.3388
     Class A                            LTCG         $ 3.3374
     Class B                            LTCG         $ 3.6313
     Class C                            LTCG         $ 3.4071
     Class Q                            LTCG         $ 3.2288

NII -- Net investment income
STCG -- Short-term capital gain taxable as ordinary income
LTCG -- Long-term capital gain

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of fiscal year 2000 net investment income dividends that qualify for the corporate dividend received deduction is 100%, 100%, 7% and 88%, respectively, for the MagnaCap, Bank and Thrift, Strategic Income and Convertible Funds.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar 2000.

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
              STATEMENT OF NET ASSETS -- JUNE 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
--------------                                                     ------------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT:
               Domestic: 28.56%
$20,000,000    Harris Trust & Savings Bank, 6.59%, 7/3/00          $ 20,000,000
 20,000,000    South Trust Bank, NA, 6.58%, 7/10/00                  20,000,000
 20,000,000    Wilmington Trust Co., 6.59%, 7/11/00                  20,000,000
 20,000,000    Comerica Bank, Detroit, 6.61%, 6/19/01                19,996,079
 20,000,000    State Street Bank & Trust Co., Boston,
               6.72%, 9/7/00                                         20,000,000
 20,000,000    First Union National Bank, Charlotte,
               6.69%, 9/19/00                                        20,000,000
                                                                   ------------
                                                                    119,996,079
                                                                   ------------
               Yankee: 52.37%
 20,000,000    Dresdner Bank, 6.85%, 7/5/00                          20,000,000
 20,000,000    Credit Suisse First Boston, 6.57%, 7/10/00            20,000,027
 20,000,000    Svenska Handelsbaken STO, 6.60%, 7/13/00              20,000,044
 20,000,000    Societe Generale, Paris, 6.25%, 7/17/00               20,000,000
 15,000,000    National Westminster Bank, 6.60%, 11/22/00            14,996,052
 25,000,000    Deutsche Bank, AG, 6.75%, 8/23/00                     25,000,000
 25,000,000    Dexia Bank, 6.75%, 8/24/00                            25,000,000
 20,000,000    Commerzbank, AG, Frankfurt, 6.69%, 9/22/00            20,000,000
 25,000,000    Rabobank, Nederland, NV, 6.52%, 1/24/01               24,994,713
 30,000,000    Canadian INP Bank of Commerce, 6.65%, 2/12/01         29,991,342
                                                                   ------------
                                                                    219,982,178
                                                                   ------------
               Total Negotiable Bank Certificates of Deposit
               (Cost $339,978,257)                                  339,978,257
                                                                   ------------
REPURCHASE AGREEMENTS: 15.95%
$67,000,000    Bear, Stearns & Co. Inc., 6.82%, 7/3/00
               (collateralized by GNMA 6.375% due 2/20/23
               valued at $5,205,874, FGLMC 7% due 9/15/29
               valued at $33,762,240, FGLMC 7% due 12/1/26
               valued at $ 33,153,084)

               Total Repurchase Agreements (Cost $ 67,000,000)     $ 67,000,000
                                                                   ------------
               Total Investments (Cost $406,978,257)    96.88%      406,978,257
                                                       ------      ------------
               Assets, Less Other Liabilities            3.12%       13,106,917
                                                       ------      ------------
               Net Assets                              100.00%     $420,085,174
                                                       ======      ============

Net asset value, offering and redemption price per share of each class based on shares of beneficial interest $ .001 par value outstanding and equivalent to the Net Assets of each Class:

275,498,735 shares Class A                                         $       1.00
                                                                   ============
9,158,259 shares Class B                                           $       1.00
                                                                   ============
41,063,616 shares Class C                                          $       1.00
                                                                   ============
94,364,564 shares Treasurer's Trust                                $       1.00
                                                                   ============

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                     STATEMENT OF NET ASSETS -- MAY 31, 2000
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
--------------                                                     ------------

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT: 77.0%
               Domestic: 18.1%
$20,000,000    Harris Trust & Savings Bank, 6.59%, 7/3/00          $ 20,000,000
 20,000,000    Southtrust Bank, NA, 6.58%, 7/10/00                   20,000,000
 20,000,000    U.S. Bank, NA, 6.27%, 6/5/00                          20,000,000
 20,000,000    Wilmington Trust Co., 6.59%, 7/11/00                  20,000,000
                                                                   ------------
                                                                     80,000,000
                                                                   ------------
               Yankee: 58.9%
 20,000,000    Banque Nationale de Paris, 6.31%, 6/6/00              20,000,000
 20,000,000    Bayerische Hypo-und Vereinbank, AG, 6.15%, 6/19/00    20,000,000
 30,000,000    Canadian Imperial Bank of Commerce, 6.70%, 2/12/01    29,990,017
 25,000,000    Commerzbank, AG, 6.15%, 6/15/00                       25,000,000
 15,000,000    Den Danske Bank, 6.46%, 6/14/00                       15,000,000
 25,000,000    Deutsche Bank, AG, 6.75%, 8/23/00                     25,000,000
 25,000,000    Dexia Bank, 6.75%, 8/24/00                            25,000,000
 35,000,000    National Westminster Bank, PLC, 6.30% -- 6.55%,
               6/5/00 -- 11/22/00                                    34,995,094

 25,000,000    Rabobank Nederland NV, 6.52%, 1/24/01                 24,993,828
 20,000,000    Societe Generale, 6.25%, 7/17/00                      20,000,000
 20,000,000    Toronto Dominion Bank, 6.14%, 6/15/00                 20,000,000
                                                                   ------------
                                                                    259,978,939
                                                                   ------------
               Total Negotiable Bank Certificates of Deposit
               (Cost $339,978,939)                                  339,978,939
                                                                   ------------
               Euro Time Deposits: 9.1%
 20,000,000    Chase Manhattan Bank, 6.81%, 6/1/00                   20,000,000
 20,000,000    Bank One, NA, 6.81%, 6/1/00                           20,000,000
                                                                   ------------
               Total Euro Time Deposits (Cost $ 40,000,000)          40,000,000
                                                                   ------------
               Repurchase Agreements: 17.9%

 79,000,000    Bear, Stearns & Co. Inc., 6.55%, 6/1/00,
               (collateralized by FNMA 0% due 12/20/27 valued at
               $4,983,308, FGRA 0% due 2/15/24 to 5/15/29 valued
               at $60,275,057, GNMA 6.6875% to 7.50% due 9/16/27
               to 4/15/30 valued at $ 16,657,243)                    79,000,000
                                                                   ------------
               Total Repurchase Agreements (Cost $ 79,000,000)     $ 79,000,000
                                                                   ------------
               Total Investments (Cost $458,978,939)        104%    458,978,939
               Liabilities, Less Other Assets              (4.0)    (17,758,103)
                                                          -----    ------------
               Net Assets                                 100.0%   $441,220,836
                                                          =====    ============

Net asset value, offering and redemption price per share of each Class based on shares of beneficial interest, $.001 par value outstanding and equivalent to the Net Assets of each Class:

305,591,348 shares Class A                                         $       1.00
                                                                   ============
9,212,885 shares Class B                                           $       1.00
                                                                   ============
62,390,175 shares Treasurer's Trust                                $       1.00
                                                                   ============
64,026,428 shares Class C                                          $       1.00
                                                                   ============
Glossary

FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
FGRA -- Federal National Mortgage Association

("FNMA") Adjustable Rate Gold REMIC

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and the Board of Trustees of Reserve Institutional Trust:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Primary Institutional Fund (one of the funds comprising Reserve Institutional Trust) (the "Fund") at May 31, 2000, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's managment; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 15, 2000

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                     Year Ended
                                                                       May 31,
                                                                        2000
                                                                     -----------
Interest Income (Note 1)                                             $24,679,782
                                                                     -----------
Expenses (Note 2)
 Comprehensive fee                                                     1,073,925
 12b-1 fees (Class C)                                                    152,058
 Shareholder services fees:
  Class B                                                                 22,568
  Class C                                                                152,058
  Treasurer's Trust                                                      671,456
 Other operating expenses                                                    674
                                                                     -----------
 Total Expenses before waivers                                         2,072,739
 Less: expenses waived                                                        --
                                                                     -----------
 Net Expenses                                                          2,072,739
                                                                     -----------
Net Investment Income, representing
 Net Increase in Net Assets from
   Investment Operations                                             $22,607,043
                                                                     ===========

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Year Ended May 31,
                                                     ----------------------------------
                                                          2000               1999
                                                     ---------------    ---------------
Increase in Net Assets From Investment Operations:
  Net investment income                              $    22,607,043    $     8,723,962
                                                     ---------------    ---------------
Distributions to Shareholders From Net
  Investment Income (Note 1):
  Class A                                                 (9,444,752)        (1,858,597)
  Class B                                                   (599,849)          (206,486)
  Class C                                                 (9,577,370)        (6,520,952)
  Treasurer's Trust                                       (2,985,072)          (137,927)
                                                     ---------------    ---------------
Total Dividends to Shareholders                          (22,607,043)        (8,723,962)
                                                     ---------------    ---------------
  From Capital Share Transactions (at net asset
    value of $1.00 per share):
  Net proceeds from sale of shares                     3,866,941,138      1,544,713,374
  Dividends reinvested                                    22,607,043          8,723,962
  Cost of shares redeemed                             (3,740,872,518)    (1,447,380,639)
                                                     ---------------    ---------------
  Net increase derived from capital share
    transactions and from investment operations          148,675,663        106,056,697

Net Assets:
  Beginning of period                                    292,545,173        186,488,476
                                                     ---------------    ---------------
  End of period                                      $   441,220,836    $   292,545,173
                                                     ===============    ===============

                 See Accompanying Notes to Financial Statements

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) Significant Accounting Policies:

The Primary Institutional Fund (the "Fund") which is a part of the Reserve Institutional Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non diversified, open end investment company. The policies summarized below are consistently followed in the preparation of its financial statements in conformity with generally accepted accounting principles.

A. The Trust's authorized shares of beneficial interest are unlimited, and currently are divided into four series (funds): Primary Institutional, which is included in this report, U.S. Government Institutional, U.S. Treasury Institutional and Interstate Tax Exempt Institutional Funds (collectively the "Funds"). Additionally, each Fund is divided into five classes of shares with similar investment objectives, but with different expense ratios.

B. Securities are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost at the time of purchase, and thereafter assumes a constant amortization to maturity of any discount or premium, irrespective of intervening changes in interest rates or market values. The maturity of floating or variable rate instruments in which the Fund may invest will be deemed to be, for floating rate instruments (1) the notice period required before the Fund is entitled to receive payment of the principal amount of the instrument; and for variable rate instruments the longer of (1) above or
(2) the period remaining until the instrument's next interest rate adjustment, for purposes of Rule 2a-7 and for computing the portfolio's average weighted life to maturity.

C. It is the policy of each Fund within the Trust to comply with Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

D. Security transactions are recorded on a trade date basis; interest income is accrued daily and security premium or discount is amortized or accreted daily. Net investment income is distributed to shareholders daily and automatically reinvested in additional Fund shares.

E. Expenses are allocated based on the Fund's net assets and/or number of shareholder accounts. Those expenses recognized as directly attributable to a specific Fund within the Trust are charged to that Fund directly.

F. The Funds within the Trust may enter into repurchase agreements with financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund's Board of Trustees. The Fund's Investment Adviser will follow procedures intended to provide that all repurchase agreements are at least 100% collateralized as to principal and interest. The Fund custodian holds the underlying securities subject to repurchase agreements.

(2) Management Fee and Other Transactions With Affiliates:

Pursuant to an Investment Management Agreement (the "Agreement") between Reserve Management Company, Inc. ("RMCI") and the Fund, RMCI serves as the Fund's Investment Adviser subject to the policies adopted by the Board of Trustees. Under the Agreement, RMCI will furnish continuous investment advisory and management services to the Funds.

RMCI receives a fee of 0.25% per year of the average daily net assets of the Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which the Fund pays its direct or allocated share. The Fund's operating expenses are limited to an annual rate of
 .25% for Class A, .45% for Class B and .60% for Treasurer's Trust of each Class' average daily net assets.

Distribution Assistance and Shareholder Services:

Pursuant to a Plan of Distribution, the Fund makes payments to firms for distribution assistance and administrative services provided to shareholders of Class C and D at an annual rate of .25% and .50%, respectively. To date, no payments have been made by Class D since it has yet to begin operations. In addition, under the Plan, shareholders of Class B, C, D and Treasurer's Trust may make payments to firms (including RMCI) providing shareholder services,

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

including maintaining shareholder accounts, responding to shareholder inquiries and providing certain other services, at an annual rate of .20%, .25%, .25% and
 .25%, respectively.

(3) Management's Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

(4) Composition of Net Assets:

At May 31, 2000, the composition of the Fund's net assets was as follows:

Par Value            $     441,221
Paid-in-Capital        440,779,615
                     -------------
Net Assets           $ 441,220,836
                     =============

(5) Capital Share Transactions:

For the year ended May 31, 2000 and May 31, 1999, the capital share transactions of the Fund were as follows:

                                               Year ended May 31, 2000:
                          --------------------------------------------------------------------
                                                               Treasurer's
                             Class A           Class B            Trust            Class C
                          --------------    --------------    --------------    --------------
Sold                       1,943,164,267        27,677,033     1,566,404,143       329,695,695
Reinvested                     9,444,752           599,849         9,577,370         2,985,072
Redeemed                  (1,722,819,032)      (23,287,360)   (1,667,671,186)     (327,094,940)
                          --------------    --------------    --------------    --------------
Net Increase (Decrease)      229,789,987         4,989,522       (91,689,673)        5,585,827
                          ==============    ==============    ==============    ==============

                                               Year ended May 31, 1999:
                          --------------------------------------------------------------------
                                                               Treasurer's
                             Class A           Class B            Trust            Class C
                          --------------    --------------    --------------    --------------
Sold                         591,162,085        10,331,062       876,047,357        67,172,870
Reinvested                     1,858,597           206,486         6,520,952           137,928
Redeemed                    (521,631,338)      (16,690,430)     (900,188,675)       (8,870,196)
                          --------------    --------------    --------------    --------------
Net Increase (Decrease)       71,389,344        (6,152,882)      (17,620,366)       58,440,602
                          ==============    ==============    ==============    ==============

                           RESERVE INSTITUTIONAL TRUST
                           PRIMARY INSTITUTIONAL FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

(6) Financial Highlights:

Contained below is per share operating performance data for a share of beneficial interest outstanding for the periods as indicated.

                                                     Class A                                   Class B
                                           ------------------------------       ----------------------------------------
                                                     Fiscal Year                             Fiscal Year
                                                    Ended May 31,                            Ended May 31,
                                           -------    -------    -------       -------    -------    -------    -------
                                            2000       1999      1998(a)        2000       1999       1998      1997(b)
                                           -------    -------    -------       -------    -------    -------    -------
Net asset value at beginning of period     $1.0000    $1.0000    $1.0000       $1.0000    $1.0000    $1.0000    $1.0000
Net investment income from investment
 operations                                  .0572      .0509       .0332        .0549      .0488     .0529       .0179
Less dividends from net investment
 income                                     (.0572)    (.0509)    (.0332)       (.0549)    (.0488)    (.0529)    (.0179)
                                           -------    -------    -------       -------    -------    -------    -------
Net asset value at end of period           $1.0000    $1.0000    $1.0000       $1.0000    $1.0000    $1.0000    $1.0000
                                           =======    =======    =======       =======    =======    =======    =======
Total Return                                  5.72%      5.09%      5.49%(d)      5.49%      4.88%      5.29%      4.95%(d)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)        $ 305.6    $  75.8    $   4.4       $   9.2    $   4.2    $  10.4    $   2.0
Ratio of expenses to average net assets        .25%       .25%       .25%(d)       .48%       .45%       .45%       .50%(d)(e)
Ratio of net investment income to
 average net assets                           5.69%      4.79%      5.35%(d)      5.29%      4.79%      5.16%      4.81%(d)(e)

                                                                   Treasurer's Trust                            Class C
                                                        ----------------------------------------       -------------------------
                                                                                                              Fiscal Year
                                                                      Fiscal Year                                Ended
                                                                     Ended May 31,                              May 31,
                                                        ----------------------------------------       -------------------------
                                                           2000          1999          1998(c)            2000          1999(f)
                                                        ----------    -----------    -----------       ----------    -----------
Net asset value at beginning of period                  $   1.0000    $    1.0000    $    1.0000       $   1.0000    $    1.0000
Net investment income from investment operations             .0532          .0470          .0322            .0516          .0036
Less dividends from net investment income                   (.0532)        (.0470)        (.0322)          (.0516)        (.0036)
                                                        ----------    -----------    -----------       ----------    -----------
Net asset value at end of period                        $   1.0000    $    1.0000    $    1.0000       $   1.0000    $    1.0000
                                                        ==========    ===========    ===========       ==========    ===========
Total Return                                                  5.32%          4.70%          5.13%(d)         5.16%          4.11%(d)
RATIOS/SUPPLEMENTAL DATA
Net assets end of period (millions)                     $     62.4    $     154.1    $     171.7       $     64.0    $      58.4
Ratio of expenses to average net assets                        .60%           .60%           .60%(d)          .75%           .75%(d)
Ratio of net investment income to average net assets          4.99%          4.59%          5.00%(d)         4.91%          4.12%(d)

----------
(a)  From October 23, 1997 (Commencement of Operations) to May 31, 1998.
(b)  From January 21, 1997 (Commencement of Operations) to May 31, 1997.
(c)  From October 15, 1997 (Commencement of Operations) to May 31, 1998.
(d)  Annualized.
(e) Due to the voluntary waiver of certain expenses by RMCI, the net expense ratio and net investment income amounted to 48% and 4.83%, respectively, for the period ended May 31, 1997.
(f)  From April 30, 1999 (Commencement of Operations) to May 31, 1999.

                                                             Investment Manager
                                                       Pilgrim Investments, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                                               DST Systems, Inc.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368

                                                                      Custodians
                                                        State Street Kansas City
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105

                                                                    State Street
                                                              One Heritage Drive
                                                Noah Quincy, Massachusetts 02171

                                                         Brown Brothers Harriman
                                                                 40 Water Street
                                                Boston, Massachusetts 02109-3661

                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                                        KPMG LLP
                                                          355 South Grand Avenue
                                                   Los Angeles, California 90071

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                                   PFANN063000